                                                                    EXHIBIT 10.1




                     AMENDED AND RESTATED CREDIT AGREEMENT


                                     among


                                WORLDCOM, INC.,
                                    Borrower


                          NATIONSBANK OF TEXAS, N.A.,
                    Managing Agent and Administrative Agent


                           BANK OF AMERICA ILLINOIS,
                             THE BANK OF NEW YORK,
                            THE BANK OF NOVA SCOTIA,
                      CANADIAN IMPERIAL BANK OF COMMERCE,
                                 CHEMICAL BANK,
                        CREDIT LYONNAIS NEW YORK BRANCH,
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
             THE INDUSTRIAL BANK OF JAPAN, LIMITED, ATLANTA AGENCY,
                      THE FIRST NATIONAL BANK OF CHICAGO,
         THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH,
                        TORONTO DOMINION (TEXAS), INC.,
                                      and
                        WACHOVIA BANK OF GEORGIA, N.A.,
                                     Agents


                                      and


                           THE LENDERS NAMED HEREIN,
                                    Lenders

                                 $3,750,000,000

                           DATED AS OF JUNE 28, 1996

                               TABLE OF CONTENTS


SECTION 1        DEFINITIONS AND TERMS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.1     Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.2     Number and Gender of Words; Other References . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         1.3     Accounting Principles  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

SECTION 2        COMMITMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         2.1     Revolving Facility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         2.2     LC Subfacility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         2.3     Swing Line Subfacility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         2.4     Competitive Bid Subfacility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         2.5     Termination of Commitment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         2.6     Borrowing Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

SECTION 3        TERMS OF PAYMENT; GUARANTIES; NEGATIVE PLEDGE  . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         3.1     Notes and Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         3.2     Interest and Principal Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         3.3     Interest Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         3.4     Quotation of Rates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         3.5     Default Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         3.6     Interest Recapture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         3.7     Interest Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         3.8     Maximum Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         3.9     Interest Periods . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         3.10    Conversions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         3.11    Order of Application . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         3.12    Sharing of Payments, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         3.13    Offset . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         3.14    Booking Borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         3.15    Basis Unavailable or Inadequate for LIBOR Rate . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         3.16    Additional Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         3.17    Change in Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         3.18    Consequential Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         3.19    Guaranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         3.20    Negative Pledge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

SECTION 4        FEES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         4.1     Treatment of Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         4.2     Fees of Administrative Agent and Arranger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         4.3     Standby LC Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         4.4     LC Issuance and Fronting Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         4.5     Competitive Bid Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         4.6     Agent and Co-Agent Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         4.7     Amendment Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         4.8     Incremental Facility Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         4.9     Commitment Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33





                                      (i)
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
SECTION 5        CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         5.1     Conditions Precedent to Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         5.2     Conditions Precedent to a Permitted Acquisition. . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         5.3     Conditions Precedent to Each Borrowing.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         5.4     Conditions Precedent to Availability of the Incremental Commitment.  . . . . . . . . . . . . . . . .  34

SECTION 6        REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         6.1     Purpose of Credit Facility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         6.2     Existence, Good Standing, Authority, and Authorizations  . . . . . . . . . . . . . . . . . . . . . .  35
         6.3     Subsidiaries; Capital Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         6.4     Authorization and Contravention  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         6.5     Binding Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         6.6     Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         6.7     Litigation, Claims, Investigations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         6.8     Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         6.9     Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         6.10    Employee Benefit Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         6.11    Properties; Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         6.12    Government Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         6.13    Transactions with Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         6.14    Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         6.15    Material Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         6.16    Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         6.17    Labor Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         6.18    Solvency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         6.19    Trade Names  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         6.20    Intellectual Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         6.21    Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         6.22    Regulation U . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         6.23    Full Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

SECTION 7        COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         7.1     Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         7.2     Books and Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         7.3     Items to be Furnished  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         7.4     Inspections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         7.5     Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         7.6     Payment of Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         7.7     Maintenance of Existence, Assets, and Business . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         7.8     Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         7.9     Preservation and Protection of Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         7.10    Employee Benefit Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         7.11    Environmental Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         7.12    Debt and Contingent Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         7.13    Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         7.14    Transactions with Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         7.15    Compliance with Laws and Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         7.16    Permitted Acquisitions; Subsidiary Guaranties  . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

         7.17    New Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         7.18    Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47





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
         7.19    Fiscal Year and Accounting Methods . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         7.20    Government Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         7.21    Loans, Advances, and Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         7.22    Dividends and Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         7.23    Sale of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         7.24    Financial Hedges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         7.25    Amendments to Certain Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         7.26    Mergers and Dissolutions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         7.27    Inactive Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         7.28    Financial Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

SECTION 8        DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         8.1     Payment of Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         8.2     Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         8.3     Debtor Relief  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         8.4     Judgments and Attachments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         8.5     Government Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         8.6     Misrepresentation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         8.7     SEC Reporting Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         8.8     Financial Hedges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         8.9     Change of Control  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         8.10    Ownership of Other Companies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         8.11    Authorizations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         8.12    Default Under Other Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         8.13    Employee Benefit Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         8.14    LCs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         8.15    Validity and Enforceability of Loan Papers . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         8.16    Payment of Note Agreement Debt and IDB Subordinated Debt.  . . . . . . . . . . . . . . . . . . . . .  53
         8.17    Default or Acceleration under any Note Agreement or the IDB Subordinated Debt Indenture  . . . . . .  54
         8.18    Redemption of IDB Subordinated Debt and Note Agreement Debt. . . . . . . . . . . . . . . . . . . . .  54

SECTION 9        RIGHTS AND REMEDIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         9.1     Remedies Upon Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         9.2     Company Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         9.3     Performance by Administrative Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         9.4     Delegation of Duties and Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         9.5     Not in Control . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         9.6     Course of Dealing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         9.7     Cumulative Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         9.8     Application of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         9.9     Diminution in Value of Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         9.10    Certain Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         9.11    Limitation of Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         9.12    Expenditures by Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         9.13    Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

SECTION 10       AGREEMENT AMONG LENDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         10.1    Administrative Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         10.2    Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59





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
         10.3    Proportionate Absorption of Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         10.4    Delegation of Duties; Reliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         10.5    Limitation of Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         10.6    Default; Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         10.7    Limitation of Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         10.8    Relationship of Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         10.9    Foreign Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         10.10   Benefits of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         10.11   Agents and Co-Agents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

SECTION 11       MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         11.1    Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         11.2    Nonbusiness Days . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         11.3    Communications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         11.4    Form and Number of Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         11.5    Exceptions to Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         11.6    Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         11.7    Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         11.8    Invalid Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         11.9    Entirety . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         11.10   Jurisdiction; Venue; Service of Process; Jury Trial  . . . . . . . . . . . . . . . . . . . . . . . .  63
         11.11   Amendments, Consents, Conflicts, and Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         11.12   Multiple Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         11.13   Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         11.14   Successors and Assigns; Participation; Novation  . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         11.15   Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances  . . . . . . . . . . . .  67
         11.16   Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         11.17   Restatement of Existing Agreement, Repayment of Non-Participating
                 Existing Lenders, and Settlement of Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68





                                      (iv)

                             SCHEDULES AND EXHIBITS

Schedule 2.1              -       Lenders and Commitments
Schedule 4.7              -       Amendment Fees
Schedule 4.8              -       Incremental Facility Fees
Schedule 5.1              -       Conditions Precedent to Closing
Schedule 6.2(a)           -       Exceptions Regarding Material Authorizations
Schedule 6.2(b)           -       FCC and PUC Authorizations
Schedule 6.3(a)           -       Subsidiaries
Schedule 6.3(b)           -       Warrants, Options, or Other Rights
Schedule 6.7(a)           -       Litigation Reasonably Likely to be a Material Adverse Event
Schedule 6.7(b)           -       Other Litigation
Schedule 6.9              -       Environmental Matters
Schedule 6.11             -       Properties
Schedule 6.13             -       Transactions with Affiliates
Schedule 6.19             -       Trade Names
Schedule 6.20             -       Intellectual Property
Schedule 7.12             -       Existing Debt
Schedule 7.13             -       Existing Liens
Schedule 7.16             -       Requirements for a Permitted Acquisition
Schedule 7.21             -       Other Investments
Schedule 7.24             -       Existing Financial Hedges

Exhibit A-1               -       Form of Amended and Restated Revolving Note
Exhibit A-2               -       Form of Amended and Restated Competitive Bid Note
Exhibit A-3               -       Form of Amended and Restated Swing Line Note
Exhibit B                 -       Guaranty
Exhibit C-1               -       Form of Notice of Borrowing
Exhibit C-2               -       Form of Notice of Conversion
Exhibit C-3               -       Form of Notice of LC
Exhibit C-4               -       Form of Competitive Bid Request
Exhibit C-5               -       Form of Notice to Lenders of Competitive Bid Request
Exhibit C-6               -       Form of Competitive Bid
Exhibit D                 -       Administrative Questionnaire
Exhibit E-1               -       Compliance Certificate
Exhibit E-2               -       Permitted Acquisition Compliance Certificate
Exhibit F                 -       Assignment and Assumption Agreement
Exhibit G-1               -       Form of Opinion of General Counsel of Borrower
Exhibit G-2               -       Form of Opinion of Special Communications Counsel
Exhibit G-3               -       Form of Opinion of Special New York and Delaware Counsel
Exhibit G-4               -       Form of Opinion of Special Alabama Counsel
Exhibit G-5               -       Form of Opinion of Special California Counsel
Exhibit G-6               -       Form of Opinion of Special Georgia Counsel

*  The Registrant hereby agrees to furnish supplementally a copy of any omitted
Schedules to this Agreement to the Securities and Exchange Commission upon its request.





                                      (v)

                     AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AGREEMENT is entered into as of June 28, 1996, among WORLDCOM, INC. (FORMERLY KNOWN AS LDDS COMMUNICATIONS, INC.), a Georgia corporation ("BORROWER"), Lenders (hereinafter defined), the Agents (hereinafter defined), the Co-Agents (hereinafter defined), and NATIONSBANK OF TEXAS, N.A., as a Lender and as Administrative Agent (hereinafter defined) for itself and the other Lenders.

                                    RECITALS

         A. Borrower, certain lenders, and Administrative Agent are parties to the Credit Agreement (as renewed, extended, or amended, the "EXISTING AGREEMENT") dated as of December 21, 1994, providing for, among other things, (i) a revolving loan and standby letter of credit facility in the aggregate principal amount of up to $2,160,000,000, and (ii) a term loan facility in the aggregate principal amount of $1,250,000,000.

         B. Borrower has requested that the lenders under the Existing Agreement (collectively, the "EXISTING LENDERS") entirely amend, modify, and restate the Existing Agreement in the form of this Agreement (i) to provide for the renewal and extension of the indebtedness under the Existing Agreement and the modification and consolidation of the term loan facility and the revolving loan facility under the Existing Agreement into a single revolving facility evidenced by this Agreement, and (ii) to increase the aggregate commitments of the Lenders (hereinafter defined) to $3,750,000,000.

         C. Upon and subject to the terms and conditions of this Agreement, Lenders are willing to entirely amend and restate the Existing Agreement.

         Accordingly, in consideration of the mutual covenants contained herein, Borrower, Administrative Agent, Agents, Co-Agents, and Lenders agree that the Existing Agreement shall be amended and restated in its entirety, as follows:

SECTION 1        DEFINITIONS AND TERMS.

         1.1     Definitions.  As used herein:

         ACCOUNTS RECEIVABLE FINANCING means any transaction or series of transactions that may be entered into by any Company pursuant to which such Company or any of its Subsidiaries may sell, convey, grant a security interest in, or otherwise transfer, undivided percentage interests in the Receivables Program Assets; provided that, for purposes of determinations made pursuant to SECTIONS 7.23(F) and 7.12(H), any Accounts Receivable Financing involving a sale of Receivables Program Assets to the Receivables Subsidiary by any Restricted Company and a subsequent substantially concurrent resale of such Receivables Program Assets, or an interest therein, to a third party shall be treated as a single Accounts Receivable Financing transaction.

         ACCOUNTS RECEIVABLE FINANCING AMOUNT means, with respect to any Accounts Receivable Financing and without duplication, the aggregate outstanding principal amount of the undivided percentage interests in the Receivables Program Assets, representing Rights to be paid a specified principal amount from such Receivables Program Assets.

         ACQUISITION means any transaction, or any series of related transactions, by which any Company directly or indirectly (a) acquires all or substantially all of the assets of any Person, whether through purchase of assets, merger, or otherwise or (b) acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities (or similar ownership interests) of any Person; provided that, formation or organization of any entity shall not constitute an "Acquisition" to the extent that the amount of the loan, advance, investment, or capital contribution in such entity constitutes a permitted investment under
SECTION 7.21(K).

         ADMINISTRATIVE AGENT means NationsBank of Texas, N.A., and its permitted successor or successors as administrative agent and managing agent for Lenders under this Agreement.

         ADMINISTRATIVE QUESTIONNAIRE means an Administrative Questionnaire substantially in the form of EXHIBIT D hereto, which each Lender shall complete and provide to Administrative Agent.

         AFFILIATE of any Person means any other individual or entity who directly or indirectly controls, or is controlled by, or is under common control with, such Person, and, for purposes of this definition only, "control," "controlled by," and "under common control with" mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract, or otherwise).

         AGENTS means Bank of America Illinois; The Bank of New York; The Bank of Nova Scotia; Canadian Imperial Bank of Commerce.; Chemical Bank; Credit Lyonnais New York Branch; First Union National Bank of North Carolina; The Industrial Bank of Japan, Limited, Atlanta Agency; The First National Bank of Chicago; The Long-Term Credit Bank of Japan, Limited, New York Branch; Toronto Dominion (Texas), Inc.; and Wachovia Bank of Georgia, N.A.

         AGREEMENT means this Amended and Restated Credit Agreement (as the same may hereafter be amended, modified, supplemented or restated from time to time).

         ANNUALIZED OPERATING CASH FLOW means, for any Person, an amount equal to the product of two (2) multiplied by the amount of the Operating Cash Flow for the relevant period of calculation thereof (subject to adjustments as set forth in the definition of "Operating Cash Flow"). The relevant period for calculation of Annualized Operating Cash Flow on any date of determination shall be (a) for purposes of SECTION 7.28, the six-month period then ending, and (b) for all other purposes under the Loan Papers, the then most recently ended two fiscal quarters for which quarterly or annual Financial Statements have been delivered by Borrower pursuant to SECTIONS 7.3(A) and 7.3(B).

         APPLICABLE MARGIN means, at the time of any determination thereof, for purposes of all Borrowings (other than Competitive Borrowings), the margin of interest over the Base Rate or the LIBOR Rate, as the case may be, which is applicable at the time of any determination of interest rates under this Agreement, which Applicable Margin shall be subject to adjustment (upwards or downwards, as appropriate) and shall be the Applicable Margin corresponding to Borrower's Leverage Ratio as set forth in the table below:

==========================================================================================================
                                                                          Applicable Margin
                                                          -----------------------------------------------
                    Leverage Ratio                        Base Rate Borrowings       LIBOR Rate Borrowings
==========================================================================================================
  Greater than or equal to 3.5:1.0                                 0%                        0.875%
- ----------------------------------------------------------------------------------------------------------
  Less than 3.5:1.0, but greater than or equal to 3.0:1.0          0%                        0.625%
- ----------------------------------------------------------------------------------------------------------
  Less than 3.0:1.0, but greater than or equal to 2.5:1.0          0%                        0.500%
- ----------------------------------------------------------------------------------------------------------
  Less than 2.5:1.0, but greater than or equal to 2.0:1.0          0%                        0.375%
- ----------------------------------------------------------------------------------------------------------
  Less than 2.0:1.0                                                0%                        0.350%
==========================================================================================================

The Leverage Ratio shall be determined from the then most current of either (a) the quarterly or annual Financial Statements and related Compliance Certificate delivered by Borrower pursuant to SECTIONS 7.3(A) and 7.3(B) or (b) the most recent Notice of Borrowing for a Permitted Acquisition, calculating any adjustments to the Leverage Ratio necessitated as a result of the Permitted Acquisition for which such Borrowing was made. The adjustment, if any, to the Applicable Margin shall be effective (i) on the Closing Date based upon the calculation of Leverage Ratio provided by Borrower in its initial Borrowing Notice delivered on the Closing Date and (ii) thereafter commencing on the fifth Business Day after the delivery of such Financial Statements (and related Compliance Certificate) or the respective date of Borrowing for a Permitted Acquisition, as the case may be. If Borrower fails at any time to timely furnish to Lenders the Financial Statements and related Compliance Certificates as required to be delivered pursuant to SECTIONS 7.3(A) and 7.3(B), and such failure shall not be remedied within five days after written notice thereof from Administrative Agent or any Lender, then the maximum Applicable Margin shall apply until such time as such Financial Statements and Compliance Certificates are so delivered.

         ARRANGER means NationsBanc Capital Markets, Inc., and its successors and assigns.

         ASSUMED TAXES means, (a) with respect to any sale or other disposition of items considered to be capital items, an amount equal to such percentage as Borrower estimates in good faith to be its effective tax rate of the taxable gain for federal and state income tax purposes with respect to such sale or disposition, and (b) with respect to any Equity Issuance, an amount equal to such incremental annual increase in franchise Taxes as Borrower estimates in good faith shall be payable as a result of such Equity Issuance.

         AUTHORIZATIONS means all filings, recordings, and registrations with, and all validations or exemptions, approvals, orders, authorizations, consents, franchises, licenses, certificates, and permits from, any Governmental Authority (including, without limitation, the FCC and applicable PUCs), including without limitation, any of the foregoing authorizing or permitting the acquisition, construction, or operation of Network Facilities or any other telecommunications system.

         BASE RATE means, for any day, the greater of (a) the prime rate per annum most recently announced by Administrative Agent as its prime rate in effect at its principal office in Dallas, Texas automatically fluctuating upward and downward with and at the time specified in each such announcement without special notice to Borrower or any other Person, which prime rate may not necessarily represent the lowest or best rate actually charged to a customer, or (b) the sum of the Federal Funds Rate plus 0.5%.

         BASE RATE BORROWING means a Borrowing bearing interest at the sum of the Base Rate plus the Applicable Margin.

         BORROWER is defined in the preamble to this Agreement.

         BORROWING means any amount disbursed (a) by one or more Lenders to Borrower under the Loan Papers, whether such amount constitutes an original disbursement of funds, the continuation of an amount outstanding, or payment of a draft under an LC (whether under the LC Subfacility, the Competitive Bid Subfacility, the Swing Line Subfacility, or otherwise), or (b) any disbursement by any Lender in accordance with, and to satisfy the obligations of any Company under, any Loan Paper.

         BORROWING DATE is defined in SECTION 2.6(A).

         BUSINESS DAY means (a) for all purposes, any day other than Saturday, Sunday, and any other day on which commercial banking institutions are required or authorized by Law to be closed in Dallas, Texas, or New York, New York, and
(b) in addition to the foregoing, in respect of any LIBOR Rate Borrowing, a day on which dealings in United States dollars are conducted in the London interbank market and commercial banks are open for international business in London.

         CAPITAL EXPENDITURE means, for any Person, the sum of (a) the aggregate amount of all purchases or acquisitions by such Person of items considered to be capital items, including, without limitation, expenditures relating to property, plant, or equipment which should in accordance with GAAP be capitalized on such Person's balance sheet, minus (b) the aggregate amount of Net Proceeds realized by such Person from the sale or other disposition of items so considered to be capital items. As used herein, any calculation of the amount of any "Capital Expenditures" shall not include any Permitted Acquisition or any divestiture of a Subsidiary or division thereof by Borrower or any Company.

         CAPITAL LEASE means any capital lease or sublease which should be capitalized on a balance sheet in accordance with GAAP.

         CLOSING DATE means the date upon which this Agreement has been executed by Borrower, Lenders, each Agent, each Co-Agent, and Administrative Agent and all conditions precedent specified in SECTION 5.1 have been satisfied or waived.

         CO-AGENTS means Bank of Montreal; Bank of Tokyo-Mitsubishi Trust Company; Banque Paribas; Barclays Bank PLC; Banque Nationale de Paris; CoreStates Bank, N.A.; Credit Suisse; Fleet National Bank; Mellon Bank, N.A.; Royal Bank of Canada; The Sanwa Bank, Limited, Dallas Agency; and Societe Generale.

         CODE means the Internal Revenue Code of 1986, as amended, together with rules and regulations promulgated thereunder.

         COMMITMENT means an amount (subject to reduction or cancellation as herein provided) equal to $3,750,000,000; provided that, for all purposes under the Loan Papers, such amount shall be reduced on any date of determination by the amount of the Incremental Commitment then in effect, if the conditions set forth in SECTION 5.4 have not been satisfied.


         COMMITMENT USAGE means, at the time of any determination thereof, the sum of (a) the aggregate Principal Debt under the Revolving Facility, whether under the Competitive Bid Subfacility, the Swing Line Subfacility, or otherwise, plus (b) the LC Exposure.

         COMMITTED SUM means, for any Lender, the amount (subject to reduction or cancellation as provided in this Agreement) stated beside its name on
SCHEDULE 2.1, as such amount may be adjusted pursuant to permitted assignments of such Lender's Rights as reflected from time to time on the most recently amended SCHEDULE 2.1, if any, delivered by Administrative Agent pursuant to this Agreement; provided that, for all purposes under the Loan Papers other than SECTIONS 3.1 AND 11.14(C), such amount shall be reduced on any date of determination by the amount of such Lender's Pro Rata Part of the Incremental Commitment then in effect, if the conditions set forth in SECTION 5.4 have not been satisfied.

         COMPANIES means, at the time of any determination thereof, Borrower and each of its Subsidiaries.

         COMPETITIVE BID means an offer by a Lender to fund a Borrowing under the Competitive Bid Subfacility pursuant to SECTION 2.4.

         COMPETITIVE BID AVAILABILITY means, on any date of determination thereof, the maximum percentage of the then-effective Commitment which may be borrowed under the Competitive Bid Subfacility, which Competitive Bid Availability shall be subject to adjustment (upwards or downwards, as appropriate) based on the Leverage Ratio then in effect, as follows:

================================================================================
            Leverage Ratio                         Competitive Bid Availability
================================================================================
  Greater than or equal to 4.0:1.0                    0% of the Commitment
- --------------------------------------------------------------------------------
  Less than 4.0:1.0 but greater than or equal         50% of the Commitment
     to 3.5:1.0
- --------------------------------------------------------------------------------
  Less than 3.5:1.0                                   100% of the Commitment
================================================================================

The Leverage Ratio shall be determined from the then most current of either (a) the quarterly or annual Financial Statements and related Compliance Certificate delivered by Borrower pursuant to SECTIONS 7.3(A) and 7.3(B) or (b) the most recent Notice of Borrowing for a Permitted Acquisition, calculating any adjustments to the Leverage Ratio necessitated as a result of the Permitted Acquisition for which such Borrowing was made. The adjustment, if any, to the Competitive Bid Availability shall be effective upon delivery to Administrative Agent of such Financial Statements (and related Compliance Certificate) or the respective date of Borrowing for a Permitted Acquisition, as the case may be. If Borrower fails at any time to timely furnish to Lenders the Financial Statements and related Compliance Certificates as required to be delivered pursuant to SECTIONS 7.3(A) and 7.3(B), then no new Competitive Borrowing may be made until such time as such Financial Statements and Compliance Certificates are so delivered.

         COMPETITIVE BID NOTE means a promissory note in substantially the form of EXHIBIT A-2, and all renewals and extensions of all or any part thereof.

         COMPETITIVE BID RATE means, as to any Competitive Bid made by a Lender pursuant to SECTION 2.4, (a) in the case of a LIBOR Rate Borrowing, the margin which shall be added to or subtracted from the LIBOR Rate and (b) in the case of a Fixed Rate Borrowing, the fixed rate of interest, in each case, offered by the Lender making such Competitive Bid.

         COMPETITIVE BID REQUEST means a request for Competitive Bids made pursuant to SECTION 2.4(B) substantially in the form of EXHIBIT C-4.

         COMPETITIVE BID SUBFACILITY means a subfacility of the Revolving Facility, as described in and subject to the limitations of SECTION 2.4.

         COMPETITIVE BORROWING means any Borrowing under the Competitive Bid Subfacility.

         COMPLIANCE CERTIFICATE means a certificate signed by a Responsible Officer, substantially in the form of EXHIBIT E.

         CONSEQUENTIAL LOSS means any loss or expense which any Lender may reasonably incur in respect of a LIBOR Rate Borrowing or a Fixed Rate Borrowing as a consequence of (a) any failure or refusal of Borrower (for any reasons whatsoever other than a default by Administrative Agent or a Lender) to accept or utilize such Borrowing after Borrower shall have requested it under this Agreement, or (b) any prepayment or payment of such Borrowing or conversion of such Borrowing to a Borrowing of another type, in each case, prior to the last day of the Interest Period therefor.

         CONTINGENT OBLIGATION means (without duplication), for any Person, all obligations, contingent or otherwise of such Person in respect of guaranties, endorsements, and other contingent obligations (enforceable by or for the benefit of a third party) with respect to indebtedness or liabilities of others, including, but not limited to, any obligations to purchase, sell, or furnish property or services primarily for the purpose of enabling such other Person to make payment of any of such Person's indebtedness or liabilities, or to otherwise assure the owner of any of such indebtedness or liabilities against loss with respect thereto.

         CURRENT FINANCIALS means, at the time of any determination thereof, the more recently delivered to Lenders of either (a) the consolidated Financial Statements of Borrower and its Subsidiaries for the fiscal year ended December 31, 1995, and the three month period ended March 31, 1996, or (b) the consolidated Financial Statements of Borrower and its Subsidiaries required to be delivered under SECTIONS 7.3(A) or 7.3(B), as the case may be.

         DEBT means (without duplication), for any Person, the sum of the following: (a) all liabilities, obligations, and indebtedness of such Person which in accordance with GAAP should be classified upon such Person's balance sheet as liabilities in respect of (i) money borrowed, including, without limitation, the Principal Debt, and solely in the case of the Restricted Companies obligated thereon, the IDB Subordinated Debt, (ii) obligations of such Person under Capital Leases, and (iii) obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations, and obligations under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (b) all obligations of the type referred to in CLAUSES (A)(I) through (A)(III) preceding of other Persons for the payment of which such Person is responsible or liable as obligor, guarantor, or otherwise; (c) all obligations of the type referred to in CLAUSES (A)(I) through CLAUSE (A)(III) and CLAUSE (B) preceding of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; (d) the face amount of all letters of credit and banker's acceptances issued for the account of such Person, and without duplication, all drafts drawn and unpaid thereunder; and
(e) obligations arising under any Accounts Receivable Financing which in accordance with GAAP should be classified upon such Person's balance sheet as liabilities.

         DEBTOR RELIEF LAWS means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, fraudulent transfer or conveyance, suspension of payments or similar Laws from time to time in effect affecting the Rights of creditors generally.

         DEFAULT is defined in SECTION 8.

         DEFAULT RATE means a per annum rate of interest equal from day to day to the lesser of (a) the sum of the Base Rate plus the Applicable Margin plus 2% and (b) the Maximum Rate.

         DETERMINING LENDERS means, on any date of determination, those Lenders who collectively hold at least 51% of the aggregate Committed Sums of the Lenders then in effect; provided that, on any date of determination if all commitments to lend under this Agreement have been terminated, "Determining Lenders" shall be those Lenders who collectively hold at least 51% of the sum of the Principal Debt and the LC Exposure.

         DISTRIBUTION for any Person means, with respect to any shares of any capital stock or other equity securities issued by such Person, (a) the retirement, redemption, purchase, or other acquisition for value of any such securities, (b) the declaration or payment of any dividend on or with respect to any such securities, and (c) any other payment by such Person with respect to such securities.

         EMPLOYEE PLAN means an employee pension benefit plan covered by Title IV of ERISA and established or maintained by Borrower or any ERISA Affiliate, but not including any Multiemployer Plan.

         ENVIRONMENTAL LAW means any applicable Law that relates to (a) the condition or protection of air, groundwater, surface water, soil, or other environmental media, (b) the environment, including natural resources or any activity which affects the environment, (c) the regulation of any pollutants, contaminants, wastes, substances, and Hazardous Substances, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 et seq.) ("CERCLA"), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) ("RCRA"), the Clean Water Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C.
Section 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 136 et seq.), the Safe Drinking Water Act (42 U.S.C. Section 201 and Section 300f et seq.) and the Rivers and Harbors Act (33 U.S.C.
Section 401 et seq.), the Oil Pollution Act (33 U.S.C. Section 2701 et seq.) and analogous state and local Laws, as any of the foregoing may have been and may be amended or supplemented from time to time, and any analogous future enacted or adopted Law, or (d) the Release or threatened Release of Hazardous Substances.

         EQUITY ISSUANCE means the issuance by any Company of any shares of any class of stock, warrants, or other equity interests, other than (a) stock issued by Borrower as payment of all or any portion of the purchase price for a Permitted Acquisition, (b) present and future shares of stock, options, or warrants issued to employees, directors or consultants of the Companies, or stock issued upon their exercise, (c) stock issued upon the exercise of the existing options and warrants described on SCHEDULE 6.3(B), and (d) stock issued by Borrower upon conversion of the IDB Subordinated Debt; provided that, solely for the purposes of calculating the Fixed Charge Ratio, only ITEMS (B) and (C) above shall be included in the definition of "EQUITY ISSUANCE."

         ERISA means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and rulings thereunder.

         ERISA AFFILIATE means any company or trade or business (whether or not incorporated) which, for purposes of Title IV of ERISA, is a member of Borrower's controlled group or which is under common control with Borrower within the meaning of Section 414(b) or (c) of the Code.

         EXHIBIT means an exhibit to this Agreement unless otherwise specified.

         EXISTING AGREEMENT is defined in the Recitals to this Agreement.

         EXISTING DEBT means the Debt described on SCHEDULE 7.12.

         EXISTING FINANCIAL HEDGES means those Financial Hedges existing on the Closing Date and listed on SCHEDULE 7.24.

         EXISTING LENDERS is defined in the Recitals to this Agreement.

         EXISTING LIENS means those Liens described on SCHEDULE 7.13.

         FCC means the Federal Communications Commission and any successor regulatory body.

         FEDERAL FUNDS RATE means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 0.01%) determined (which determination shall be conclusive and binding, absent manifest error) by Administrative Agent to be equal to the weighted average of the rates on overnight federal funds transactions with member banks of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, or, if such rates are not published for any day, the average of the quotations at approximately 10:00 a.m. (Dallas, Texas time) received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent in its sole discretion.

         FINANCIAL HEDGE means a swap, collar, floor, cap, or other contract entered into by any Company with any Lender or an Affiliate of any Lender or another Person reasonably acceptable to Administrative Agent under the Laws of a jurisdiction in which such contracts are legal and enforceable (except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity), which is intended to reduce or eliminate the risk of fluctuations in interest rates applicable to Borrowings under this Agreement.

         FINANCIAL STATEMENTS means balance sheets, statements of operations, statements of shareholders' investments, and statements of cash flows prepared in accordance with GAAP, which statements of operations and statements of cash flows shall be in comparative form to the corresponding period of the preceding fiscal year and to the figures for the corresponding quarter in the budget furnished pursuant to SECTION 7.3(C), and which balance sheets and statements of shareholders' investments shall be in comparative form to the prior fiscal year-end figures.

         FIXED CHARGE RATIO means, for any period of calculation thereof, for the Companies, the ratio that:

                 (a) The sum (without duplication) of (i) Operating Cash Flow of the Companies for such period plus (ii) Net Cash Proceeds received by the Companies in connection with any Equity Issuance during such period, plus (iii) cash on hand at the beginning of such period, minus (iv) federal and state income Taxes paid or accrued as a liability and payable in cash by the

         Companies during such period, minus (v) total Capital Expenditures of the Companies during such period, plus (vi) Capital Expenditures of the Companies relating solely to the Network Construction Project, paid or accrued during any period of calculation occurring in fiscal years 1996, 1997, and 1998, but only up to a maximum of $430,000,000 in respect of Borrower's fiscal year 1996, $318,000,000 in respect of Borrower's fiscal year 1997, and $54,000,000 in respect of Borrower's fiscal year 1998; bears to

                 (b) The sum of the following, without duplication, during such period: (i) Interest Expense of the Companies; plus (ii) scheduled principal payments made by the Companies on the Debt of the Companies; plus (iii) Distributions actually paid or distributed in cash by the Companies.

         FIXED RATE BORROWING means any Competitive Borrowing made from a Lender pursuant to SECTION 2.4 based upon an actual percentage rate per annum offered by such Lender, expressed as a decimal (to no more than four decimal places) and accepted by Borrower.

         FOREIGN RESTRICTED SUBSIDIARY means any Restricted Subsidiary that is organized under the Laws of a jurisdiction other than the United States of America or any state thereof or the District of Columbia.

         GAAP means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board which (a) with respect to the covenants contained in SECTION 7.28 and the defined terms "ANNUALIZED OPERATING CASH FLOW," "FIXED CHARGE RATIO," "INTEREST EXPENSE," "LEVERAGE RATIO," and "OPERATING CASH FLOW," (and, to the extent used in or relating to such covenants or such defined terms, any other defined terms), are in effect on the date hereof, and (b) for all other purposes hereunder, are applicable from time to time.

         GOVERNMENTAL AUTHORITY means any (a) local, state, municipal, or federal judicial, executive, or legislative instrumentality, (b) private arbitration board or panel, or (c) central bank.

         GUARANTY means a guaranty in substantially the form and upon the terms of EXHIBIT B.

         HAZARDOUS SUBSTANCE means (a) any substance that is designated, defined or classified as a hazardous waste, hazardous material, pollutant, contaminant or toxic or hazardous substance under any Environmental Law, including without limitation, any hazardous substance within the meaning of
Section 101(14) of CERCLA, (b) petroleum, oil, gasoline, natural gas, fuel oil, motor oil, waste oil, diesel fuel, jet fuel, and other petroleum hydrocarbons,
(c) regulated asbestos and asbestos-containing materials in any form, (d) polychlorinated byphenyls, or (e) urea formaldehyde foam.

         IDB means IDB WorldCom, Inc., a Delaware corporation (formerly known as IDB Communications Group, Inc.)

         IDB SUBORDINATED DEBT means the subordinated Debt of IDB and Borrower issued pursuant to the IDB Subordinated Debt Indenture.

         IDB SUBORDINATED DEBT INDENTURE means the Indenture dated as of August 1, 1993, between IDB and Continental Bank, National Association, as trustee, or any successor trustee, relating to 5% Convertible Subordinated Notes due 2003, as the same was jointly and severally assumed by Borrower pursuant to a Supplemental Indenture dated as of December 30, 1994 (as the same may be further modified, amended, and supplemented from time to time with the consent of Determining Lenders).

         INACTIVE SUBSIDIARIES means (a) those Subsidiaries designated as "inactive" by Borrower from time to time, including those Subsidiaries designated as such by Borrower on SCHEDULE 6.3(A) (as such Schedule may be amended or modified from time to time) and which are not engaged in the business of long distance telephone transmission, local telephone service, cellular telephone service, operator or interexchange services or any other material trade, business, or other activity and (b) prior to the consummation of the related acquisition or merger, any Subsidiary formed solely for the purpose of acquiring stock or assets pursuant to a Permitted Acquisition.

         INCREMENTAL COMMITMENT means that portion of the Commitment not available to be borrowed and reborrowed prior to the satisfaction of the conditions set forth in SECTION 5.4, which Incremental Commitment is an amount equal to (a) $250,000,000 on any date of determination occurring on or prior to December 30, 1996, or (b) $1,590,000,000 on any date of determination occurring on or after December 31, 1996.

         INTEREST EXPENSE means, for any period of calculation thereof, for any Person, all interest (including commitment fees) on all Debt of such Person, whether paid in cash or accrued as a liability and payable in cash during such period (including, without limitation, imputed interest on Capital Lease obligations) and all cash premiums or penalties for repayment, redemption, or repurchase of Debt (excluding any premium paid in connection with the redemption of the IDB Subordinated Debt).

         INTEREST PERIOD is determined in accordance with SECTION 3.9.

         LAWS means all applicable statutes, laws, treaties, ordinances, tariff requirements, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, or interpretations of any Governmental Authority.

         LC means a standby letter of credit issued by Administrative Agent under this Agreement pursuant to an LC Agreement.

         LC AGREEMENT means a standby letter of credit application and agreement (in form and substance satisfactory to Administrative Agent) submitted by Borrower to Administrative Agent for an LC for its own account (and for its benefit or the benefit of any other Company); provided that this Agreement shall control any conflict between this Agreement and any such LC Agreement.

         LC EXPOSURE means, without duplication, the sum of (a) the aggregate undrawn portion of all uncancelled and unexpired LCs plus (b) the aggregate unpaid reimbursement obligations of Borrower in respect of drawings or drafts under any LC.

         LC SUBFACILITY means a subfacility of the Revolving Facility for the issuance of LCs (the LC Exposure in connection with which may never exceed $75,000,000), as described in and subject to the limitations of SECTION 2.2.

         LENDERS means the financial institutions named on SCHEDULE 2.1 or on the most recently amended SCHEDULE 2.1, if any, delivered by Administrative Agent pursuant to this Agreement, and, subject to the terms and conditions of this Agreement, their respective successors and assigns, but not any Participant who is not otherwise a party to this Agreement.

         LEVERAGE RATIO means, on any date of determination thereof, the ratio of (a) Total Debt outstanding to (b) Annualized Operating Cash Flow, all calculated for the Companies on a consolidated basis, and (i) determined, for purposes of SECTION 7.28, as of any such date of determination, and

(ii) determined for all other purposes under the Loan Papers, from the then most current of either (A) the quarterly or annual Financial Statements and related Compliance Certificate delivered by Borrower pursuant to SECTIONS 7.3(A) and 7.3(B) or (B) the most recent Notice of Borrowing for a Permitted Acquisition, calculating any adjustments to the Leverage Ratio necessitated as a result of the Permitted Acquisition for which such Borrowing was made.

         LIBOR RATE means with respect to a LIBOR Rate Borrowing for the relevant Interest Period, the per annum rate of interest (rounded upward, if necessary, to the nearest 0.01%) equal to the quotient obtained by dividing (a) the rate at which deposits in United States dollars are offered by Administrative Agent (or, in the case of a Competitive Bid, by the bidding Lender) to major banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period in an amount comparable to the approximate amount of Administrative Agent's relevant LIBOR Rate Borrowing therefor (or, in the case of a Competitive Bid, the amount of such bid) and having a maturity approximately equal to the applicable Interest Period, by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period.

         LIBOR RATE BORROWING means, as the case may be, either (a) a Borrowing (other than a Competitive Borrowing) bearing interest at the sum of the LIBOR Rate plus the Applicable Margin or (b) a Competitive Borrowing bearing interest at the sum of the LIBOR Rate plus or minus the margin indicated for such Competitive Borrowing in the related Competitive Bid.

         LIEN means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind, and any other Right of or arrangement with any creditor (other than under or relating to subordination or other intercreditor arrangements) to have its claim satisfied out of any property or assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

         LITIGATION means any action by or before any Governmental Authority.

         LOAN PAPERS means (a) this Agreement, certificates delivered pursuant to this Agreement, and Exhibits and Schedules hereto, (b) all agreements, documents, or instruments in favor of Administrative Agent or Lenders (or Administrative Agent on behalf of Lenders) ever delivered pursuant to this Agreement or otherwise delivered in connection with all or any part of the Obligation, (c) all LCs and LC Agreements, (d) any Financial Hedge between any Company and any Lender or any Affiliate of any Lender, and (e) all renewals, extensions, or restatements of, or amendments or supplements to, any of the foregoing.

         MATERIAL ADVERSE EVENT means any set of one or more circumstances or events which, individually or collectively, could reasonably be expected to result in any (a) material impairment of the ability of any Company to perform any of its payment or other material obligations under the Loan Papers or the ability of Administrative Agent or any Lender to enforce any such obligations or any of their respective Rights under the Loan Papers, (b) material and adverse effect on the business, properties, condition (financial or otherwise) or results of operations of the Companies, in each case considered as a whole, or (c) Default or Potential Default. The phrase "could be a Material Adverse Event" (and any similar phrase herein) means that there is a material probability of such Material Adverse Event occurring, and the phrase "could not be a Material Adverse Event" (and any similar phrase herein) means that there is not a material probability of such Material Adverse Event occurring.

         MATERIAL AGREEMENT means, for any Person, any material written or oral agreement, contract, commitment, or understanding to which such Person is a party, by which such Person is directly or indirectly bound (including, without limitation, any such agreement or understanding relating to Network Facilities or transponder leases), or to which any assets of such Person may be subject, excluding purchase orders for material or inventory in the ordinary course of business, (a) that involves revenues to, or financial obligations of, any Restricted Company in excess of $10,000,000 in the aggregate during any 12-month period and which is not cancelable by such Person upon 30 days or less notice without liability for further payment other than nominal penalty, or (b) in the case of any such agreement, contract, commitment or understanding relating to Rights of Way, that (w) covers 100 miles or more of Rights of Way, (x) covers a portion of the Rights of Way acquired for a purchase price of $1,000,000 or more, or (y) provides for annual payments of $100,000 or more.

         MAXIMUM AMOUNT and MAXIMUM RATE respectively mean, for each Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest which, under applicable Law, such Lender is permitted to contract for, charge, take, reserve, or receive on the Obligation.

         MOODY'S means Moody's Investors Service, Inc.

         MONEY MARKET BORROWING means a Borrowing bearing interest at the Money Market Rate.

         MONEY MARKET RATE means, as to any Swing Line Borrowing made from Administrative Agent pursuant to SECTION 2.3, a rate per annum equal to the sum of (a) the Applicable Margin for LIBOR Rate Borrowings in effect on any date of determination, and (b) the rate per annum equal to NationsBank's cost of funds.

         MULTIEMPLOYER PLAN means a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code to which any Company or any ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

         NATIONSBANK means NationsBank of Texas, N.A., in its individual capacity as a Lender, and its successors and assigns.

         NET CASH PROCEEDS means, with respect to any Equity Issuance, cash (freely convertible into U.S. dollars) (including any cash received by way of deferred payment pursuant to a promissory note, or otherwise, but only as and when received) received, on or after the date of such Equity Issuance, by any Company from such Equity Issuance, net of usual and customary transaction costs and expenses and Assumed Taxes.

         NET PROCEEDS means, with respect to any sale or disposition of property or assets (tangible or intangible) (an "ASSET DISPOSITION"), the gross proceeds, whether received in cash or otherwise, received, on or after the date of consummation of such asset disposition, by any Company from such asset disposition, after (a) deduction of Assumed Taxes, (b) payment of all usual and customary brokerage commissions and all other reasonable fees and expenses related to such asset disposition (including, without limitation, reasonable attorneys' fees and closing costs and reasonable environmental remediation costs incurred in connection with such asset disposition), (c) deduction of appropriate amounts to be provided by any Company as a reserve, in accordance with GAAP, against any liabilities retained by any Company after such asset disposition, which liabilities are associated with the asset or assets being sold, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such asset disposition.

         NETWORK CONSTRUCTION PROJECT means the construction project undertaken by the Companies to expand, but not to repair or replace, their existing Network Facilities by adding new fiber optic, pair city routes and associated optronics.

         NETWORK FACILITIES means the network of telecommunications facilities owned or leased by the Companies.

         NOTE AGREEMENTS means, collectively, any indentures or other agreements pursuant to which notes, debentures, bonds, or debt securities are issued in accordance with the limitations set forth in SECTION 7.12(F).

         NOTES means, at the time of any determination thereof, all outstanding and unpaid Competitive Bid Notes, Revolving Notes, and the Swing Line Note.

         NOTICE OF BORROWING is defined in SECTION 2.6(A).

         NOTICE OF CONVERSION is defined in SECTION 3.10.

         NOTICE OF LC is defined in SECTION 2.2(A).

         OBLIGATION means all present and future indebtedness, liabilities, and obligations, and all renewals and extensions thereof, or any part thereof, now or hereafter owed to Administrative Agent, any Agent, any Co-Agent, or any Lender by any Company arising from, by virtue of, or pursuant to any Loan Paper, together with all interest accruing thereon, fees, costs, and expenses (including, without limitation, all attorneys' fees and expenses incurred in the enforcement or collection thereof) payable under the Loan Papers.

         OPERATING CASH FLOW means, for any period of calculation thereof, the sum (without duplication and without giving effect to any extraordinary losses or gains during such period) of (a) pre-tax income or deficit during such period, plus (b) to the extent already deducted in computing such pre-tax income, (i) Interest Expense during such period, (ii) depreciation, amortization, and other non-cash expense items during such period, and (iii) any non- recurring cash merger and restructuring charges related solely to Acquisitions occurring on or after the Closing Date (so long as the aggregate amount of all adjustments made pursuant to this CLAUSE (III) shall not exceed $50,000,000) less (c) any income (or plus any loss) attributable to any Person accounted for on the "equity" method of accounting (other than dividends or distributions actually received by any Company from such Person); provided that, no more than 7.5% of Operating Cash Flow may be comprised of Operating Cash Flow of Foreign Restricted Subsidiaries and Subsidiaries which are not Restricted Subsidiaries. Only for the purpose of the calculation of the Leverage Ratio with respect to the Companies, Operating Cash Flow of the Companies shall be calculated after giving effect to Acquisitions and divestitures of Subsidiaries permitted by the Loan Papers during such period as if such transactions had occurred on the first day of such period, regardless whether the effect is positive or negative. In the case of any Permitted Acquisition during any period of calculation, Operating Cash Flow of the Companies shall, for the purposes of the foregoing calculations, be adjusted to give effect to such Permitted Acquisition, as if such Permitted Acquisition occurred on the first day of such period, by increasing, if positive, or decreasing, if negative, the Operating Cash Flow of the Companies by the Operating Cash Flow of such newly-acquired business during such period of calculation occurring prior to the date of such Permitted Acquisition. In the case of any Subsidiary sold, transferred, or otherwise disposed of by any Company as permitted under the Loan Papers (a "PERMITTED DISPOSITION") during any period of calculation, Operating Cash Flow shall, for the purposes of the foregoing calculations, be adjusted to give effect to such Permitted Disposition, as if such Permitted Disposition occurred on the first day of such period, by decreasing, if positive, or increasing, if negative, the Operating Cash Flow of the Companies by the Operating Cash Flow of such Subsidiary during such period prior to the date of such Permitted Disposition.

         PARTICIPANT is defined in SECTION 11.14(B).

         PBGC means the Pension Benefit Guaranty Corporation, or any successor thereof, established pursuant to ERISA.

         PERMITTED ACQUISITION means:

                 (a) Any Acquisition (exclusive of those Acquisitions permitted by CLAUSE (B) of this definition) (i) which constitutes an Acquisition by any Restricted Company of a business which is engaged in substantially the same business (including local telephone or cellular service) as the business conducted by the Restricted Companies on the Closing Date, except that Acquisitions of businesses not engaged in substantially the same business ("SPECIAL ACQUISITIONS") are permitted, so long as on the date of execution of a definitive acquisition agreement with respect to any Special Acquisition, the Annualized Revenues of such Special Acquisition (when aggregated with the Annualized Revenues of all Special Acquisitions made since the Closing Date) does not exceed 5% of the Annualized Revenues of the Companies (as adjusted to give effect to the proposed Special Acquisition) (for purposes of this CLAUSE (I), "Annualized Revenue" means, for any Person, the revenues of such Person for the then most recently ended two fiscal quarters multiplied by two); and
         (ii) with respect to which each of the following requirements shall also have been satisfied:

                          (A) as of the closing of any Acquisition, the Acquisition has been approved and recommended by the board of directors or other similar governing body of the Person to be acquired or from which such business is to be acquired;

                          (B) not less than 15 Business Days prior to consummation of any Acquisition, Borrower shall have delivered to Administrative Agent a written description of the targeted entity to be acquired and its operations and a copy of the related purchase agreement;

                          (C) as of the closing of any Acquisition, after giving effect to such Acquisition, the acquiring party must be Solvent and the Companies, on a consolidated basis, must be Solvent;

                          (D) prior to consummation of any Acquisition, Borrower shall have satisfied the conditions precedent to a Permitted Acquisition as set forth in SECTION 5.2;

                          (E) as of the closing of any Acquisition, no Default or Potential Default shall exist or occur as a result of, and after giving effect to, such Acquisition; and

                          (F) as of the closing of any Acquisition, if such Acquisition is structured as a merger, Borrower (or if such merger is with any Restricted Company other than Borrower, then such Restricted Company) must be the surviving entity after giving effect to such merger; and

                 (b) any other Acquisition for which the prior written consent of Determining Lenders has been obtained; provided that at the request of Administrative Agent, Borrower shall have delivered to Administrative Agent the following: (i) five year income and balance sheet projections in respect of the Companies and the entity to be acquired, after giving effect to such Acquisition; and (ii) such other information in respect of such Acquisition as Administrative Agent or Determining Lenders shall have reasonably requested. Administrative Agent shall, upon request of Borrower, confirm to Borrower that it has received all such agreements, documents, instruments, and other information so requested by Administrative Agent or Determining Lenders.

         PERMITTED DEBT means Debt permitted under SECTION 7.12 as described in such Section.

         PERMITTED LIENS means Liens permitted under SECTION 7.13 as described in such Section.

         PERSON means any individual, entity, or Governmental Authority.

         POTENTIAL DEFAULT means the occurrence of any event or existence of any circumstance which, with the giving of notice or lapse of time or both, would become a Default.

         PRINCIPAL DEBT means, at the time of any determination thereof, the aggregate unpaid principal balance of all Borrowings.

         PRO RATA and PRO RATA PART means, on any date of determination thereof for any Lender (a) at any time prior to the termination of the Commitment, the proportion that such Lender's Committed Sum bears to the Commitment, or (b) at any time on and after the termination of the Commitment, the proportion that the sum of (i) the Principal Debt owed to such Lender plus (ii) such Lender's proportionate part (whether held directly or through a participation therein and determined after giving effect to any participations) of the LC Exposure bears to the sum of (x) the Principal Debt plus (y) the LC Exposure.

         PUC means any state or local regulatory agency or governmental authority that exercises jurisdiction over the rates or services or the ownership, construction, or operation of Network Facilities or telecommunications systems or over Persons who own, construct, or operate Network Facilities or telecommunications systems.

         PURCHASER is defined in SECTION 11.14(C).

         RECEIVABLES means all Rights of any Company (as a "Seller" under Receivables Documents) to payments (whether constituting accounts, chattel paper, instruments, general intangibles, or otherwise, and including the Right to payment of any interest or finance charges) with respect to (a) dedicated telecommunications services provided by any such Company to its customers between designated customer premises or (b) measured services provided by any such Company to its customers for originating or terminating telecommunication transmissions; but expressly excluding, for purposes of this definition, any Receivables arising on or after the termination of any Accounts Receivable Financing.

         RECEIVABLES DOCUMENTS means one or more receivables purchase agreements entered into by one or more Companies and each other instrument, agreement, and document entered into by such Companies evidencing Accounts Receivable Financings.

         RECEIVABLES PROGRAM ASSETS means (a) all Receivables in which undivided percentage interests are transferred by any Company pursuant to the Receivables Documents, (b) all Receivables Related

Assets with respect to the Receivables described in CLAUSE (A) of this definition, and (c) all collections (including recoveries) and other proceeds of the assets described in the foregoing clauses.

         RECEIVABLES RELATED ASSETS means (a) any Rights arising under the documentation governing or relating to Receivables (including Rights in respect of Liens securing such Receivables and other credit support in respect of such Receivables), (b) any proceeds of such Receivables and any lockboxes or accounts in which such proceeds are deposited, and (c) spread accounts and other similar accounts (and any amounts on deposit therein) established in connection with an Accounts Receivable Financing.

         RECEIVABLES SUBSIDIARY means a special purpose Wholly-owned Subsidiary created in connection with the transactions contemplated by an Accounts Receivable Financing, which Subsidiary engages in no activities or owns no other assets, other than those incidental to such Accounts Receivable Financing.

         REGULATION U means Regulation U of the Board of Governors of the Federal Reserve System, as amended.

         RELEASE means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposal, deposit, dispersal, migrating, or other movement into the air, ground, or surface water, or soil.

         REPORTABLE EVENT shall have the meaning specified in Section 4043 of ERISA or the regulations issued thereunder in connection with an Employee Plan, excluding events for which the notice requirement is waived under applicable PBGC regulations other than those events described in sections 2615.11, 2615.15 and 2615.19 of such regulations, including each such provision as it may subsequently be renumbered.

         REPRESENTATIVES means representatives, officers, directors, employees, attorneys, and agents.

         RESERVE REQUIREMENT means, with respect to any LIBOR Rate Borrowing for the relevant Interest Period, the maximum aggregate reserve requirements (including all basic, supplemental, emergency, special, marginal, and other reserves required by applicable Law) applicable to a member bank of the Federal Reserve System in respect of eurocurrency fundings or liabilities.

         RESPONSIBLE OFFICER means the chairman, president, chief executive officer, chief financial officer, senior vice president, or treasurer of Borrower, or, for all purposes under the Loan Papers other than SECTION 8.9, any other officer designated from time to time by the Board of Directors of Borrower, which designated officer is acceptable to Administrative Agent.

         RESTRICTED COMPANIES, at the time of any determination thereof, shall mean Borrower and each of its Subsidiaries (other than Inactive Subsidiaries and the Receivables Subsidiary) of which more than 80% (by number of votes) of the Voting Stock is beneficially owned, directly or indirectly, by Borrower or any Restricted Subsidiary.

         RESTRICTED SUBSIDIARIES means the Restricted Companies, other than Borrower.

         REVOLVING FACILITY means the credit facility described in and subject to the limitations of SECTION 2.1 (the Principal Debt of which may never exceed the aggregate of $3,750,000,000, as such amount is subject to reduction and cancellation in accordance with this Agreement).

         REVOLVING NOTE means a promissory note in substantially the form of EXHIBIT A-1, and all renewals and extensions of all or any part thereof.

         RIGHTS means rights, remedies, powers, privileges, and benefits.

         RIGHTS OF WAY means the easements, rights of way, and other rights entitling the Restricted Companies to own, use, operate and maintain the Network Facilities.

         SALE-LEASEBACK FINANCINGS means those certain transactions pursuant to the Sale-Leaseback Participation Agreements pursuant to which Williams Telecommunications Company (predecessor in interest to WorldCom Network Services, Inc.) sold (a) its fiber optics telecommunications system from Fairfax, Kansas to Salt Lake City, Utah, (b) its fiber optics telecommunications system from Salt Lake City, Utah to Los Angeles, California, and (c) its digital microwave telecommunications system from Evanston, Wyoming to Portland, Oregon, and the owner participants leased such systems back to Williams Telecommunications Company (predecessor in interest to WorldCom Network Services, Inc.).

         SALE-LEASEBACK PARTICIPATION AGREEMENTS means (a) the First Supplemental Participation Agreement, dated as of April 15, 1987, among Williams Telecommunications Company (predecessor in interest to WorldCom Network Services, Inc.), as lessee, The CIT Group/Factoring Manufacturers Hanover, Inc. ("CIT"), as owner participant, Wilmington Trust Company and William J. Wade, as owner trustee, the purchasers listed in Schedule I thereto, as purchasers, and The Connecticut Trust Company, National Association ("CBT"), as indenture trustee, (b) the Participation Agreement, dated as of April 15, 1987, among Williams Telecommunications Company (predecessor in interest to WorldCom Network Services, Inc.) , as lessee, Ford Motor Credit Company, as owner participant, Wilmington Trust Company and William J. Wade as owner trustee, the financial institutions listed in Schedule I thereto as loan participants, and CBT, as indenture trustee, and (c) the Participation Agreement, dated as of April 16, 1987, among Williams Telecommunications Company (predecessor in interest to WorldCom Network Services, Inc.), as lessee, Ford Motor Credit Company, as owner participant, Wilmington Trust Company and William J. Wade, as owner trustee, the financial institutions listed in Schedule I thereto, as loan participants, and CBT, as indenture trustee.

         S&P means Standard & Poor's Rating Group, a division of McGraw Hill, Inc., a New York corporation.

         SCHEDULE means, unless specified otherwise, a schedule attached to this Agreement, as the same may be supplemented and modified from time to time in accordance with the terms of the Loan Papers.

         SOLVENT means, as to a Person, that (a) the aggregate fair market value of such Person's assets exceeds its liabilities (whether contingent, subordinated, unmatured, unliquidated, or otherwise), (b) such Person has sufficient cash flow to enable it to pay its Debts as they mature, and (c) such Person does not have unreasonably small capital to conduct such Person's businesses.

         SPECIAL GUARANTIES means those guaranties described in ITEMS (1), (2), and (5) in SECTION 7.12(I).

         SPECIAL REGULATORY APPROVALS means all necessary approvals, authorizations, consents, adjudications, or orders of the FCC or any PUC with respect to any Borrowings under the Loan Papers of amounts available pursuant to the Incremental Commitment and the extension of the Termination Date to June 30, 2001.

         SUBSIDIARY of any Person means any entity of which an aggregate of more than 50% (in number of votes) of the stock (or equivalent interests) is owned of record or beneficially, directly or indirectly, by such Person.

         SWING LINE BORROWING means any Borrowing under the Swing Line Subfacility.

         SWING LINE MATURITY DATE means June 28, 1997, and successive one year extensions thereof if agreed to in writing by NationsBank in its sole discretion, but in no event, a date later than the Termination Date.

         SWING LINE NOTE means a promissory note in substantially the form of EXHIBIT A-3, and all renewals and extensions of all or any part thereof.

         SWING LINE SUBFACILITY means the subfacility under the Revolving Facility (the Principal Debt of which may never exceed the aggregate of $25,000,000), as described in, and subject to the limitations of, SECTION 2.3.

         SWING PRINCIPAL DEBT means, on any date of determination, that portion of the Principal Debt outstanding under the Swing Line Subfacility.

         TAXES means, for any Person, taxes, assessments, or other governmental charges or levies imposed upon such Person, its income, or any of its properties, franchises, or assets.

         TERMINATION DATE means the earliest of (a) June 30, 2001, (b) December 31, 2000, in the event the Companies fail to satisfy the conditions of SECTION
5.4 on or before December 30, 2000, and (c) the effective date of any other termination or cancellation of Lenders' commitments to lend under, and in accordance with, this Agreement.

         TOTAL DEBT means (without duplication), all Debt of the Companies.

         TYPE means any type of Borrowing determined with respect to the interest option applicable thereto.

         VOTING STOCK shall mean securities (as such term is defined in Section 2(1) of the Securities Act of 1933, as amended) of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

         WHOLLY-OWNED when used in connection with any Subsidiary shall mean a Subsidiary of which all of the issued and outstanding shares of stock (except shares required as directors' qualifying shares) shall be owned by Borrower or one or more of its Wholly-owned Subsidiaries.

         WTG means Williams Telecommunications Group, Inc., a Delaware corporation that merged with and into Borrower effective as of February 22, 1995.

         1.2 Number and Gender of Words; Other References. Whenever in any Loan Paper the singular number is used, the same shall include the plural where appropriate and vice versa, and words of any gender shall include each other gender where appropriate. Unless otherwise specified, section, schedule, exhibit, and similar references are to the particular Loan Paper in which they are used.

         1.3 Accounting Principles. All accounting and financial terms used in the Loan Papers and the compliance with each financial covenant therein shall be determined in accordance with GAAP, and, all accounting principles shall be applied on a consistent basis so that the accounting principles in a current period are comparable in all material respects to those applied during the preceding comparable period.

SECTION 2        COMMITMENT.

         2.1 Revolving Facility. Subject to and in reliance upon the terms, conditions, representations, and warranties in the Loan Papers, each Lender severally and not jointly agrees to lend to Borrower such Lender's Pro Rata Part of one or more Borrowings under the Revolving Facility not to exceed such Lender's Committed Sum, which, subject to the Loan Papers, Borrower may borrow, repay, and reborrow under this Agreement; provided that (a) each such Borrowing must occur on a Business Day and no later than the Business Day immediately preceding the Termination Date; (b) each such Borrowing shall be in an amount not less than (i) $5,000,000 or a greater integral multiple of $1,000,000 (if a Base Rate Borrowing), (ii) $20,000,000 or a greater integral multiple of $1,000,000 (if a LIBOR Rate Borrowing), (iii) $20,000,000 or a greater integral multiple of $1,000,000 (if a Competitive Borrowing), or (iv) $250,000 or a greater integral multiple thereof (if a Swing Line Borrowing); and (c) on any date of determination, the Commitment Usage shall never exceed the Commitment.

         2.2     LC Subfacility.

                 (a) Subject to the terms and conditions of this Agreement and applicable Law, Administrative Agent agrees to issue LCs upon Borrower's application therefor by delivering to Administrative Agent a properly completed notice (a "NOTICE OF LC," substantially in the form of EXHIBIT C-3) and an LC Agreement with respect thereto no later than 10:00 a.m. Dallas, Texas time three Business Days before such LC is to be issued; provided that (i) on any date of determination and after giving effect to any LC to be issued on such date, the Commitment Usage shall never exceed the Commitment then in effect,
         (ii) on any date of determination and after giving effect to any LC to be issued on such date, the LC Exposure shall never exceed $75,000,000, (iii) at the time of issuance of such LC, no Default or Potential Default shall have occurred and be continuing, (iv) each LC will be issued solely for purposes of securing obligations under Special Guaranties, and Company obligations of a type described in
         SECTION 7.13(B)(IV) as all such obligations arise in the ordinary course of business of the Companies, and (v) each LC must expire no later than the earlier of the thirtieth (30th) day prior to the Termination Date and one year from its issuance; provided that any LC may provide for automatic renewal for successive twelve month periods (but no renewal period may extend beyond the thirtieth (30th) day prior to the Termination Date) unless Administrative Agent has given prior notice to the applicable beneficiary of its election not to extend such LC.

                 (b) Immediately upon the issuance by Administrative Agent of any LC, Administrative Agent shall be deemed to have sold and transferred to each other Lender, and each other such Lender shall be deemed irrevocably and unconditionally to have purchased and received from Administrative Agent, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Pro Rata Part, in such LC and all Rights of Administrative Agent in respect thereof (other than Rights to receive certain fees provided for in SECTION 2.2(C)). Upon issuance, renewal, or extension of an LC, Administrative Agent shall provide copies of such LC to each other Lender.

                 (c) In order to induce Administrative Agent to issue and maintain LCs and Lenders to participate therein, Borrower agrees to pay or reimburse Administrative Agent (i) on the date on which any draft is presented under any LC, the amount of any draft paid or to be paid by Administrative Agent and (ii) promptly, upon demand, the amount of any fees in addition to the fees described in SECTION 4 Administrative Agent customarily charges to a Person similarly situated in the ordinary course of its business for amending LC Agreements, for honoring drafts, and taking similar action in connection with letters of credit; provided that, (x) if Borrower has not reimbursed Administrative Agent for any drafts paid or to be paid within 24 hours of demand therefor by Administrative Agent, Administrative Agent is hereby irrevocably authorized to fund such reimbursement obligations as a Borrowing under the Revolving Facility to the extent of availability under such Revolving Facility; the proceeds of such Borrowing under the Revolving Facility shall be advanced directly to Administrative Agent in payment of Borrower's reimbursement obligation with respect to the draft under the LC; and (y) if for any reason, funds are not advanced pursuant to the Revolving Facility, then Borrower's reimbursement obligation shall continue to be due and payable. Borrower's obligations under this SECTION 2.2(C) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which Borrower may have at any time against Administrative Agent or any other Person, and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances: (A) any lack of validity or enforceability of this Agreement or any of the Loan Papers; (B) the existence of any claim, setoff, defense, or other
         Right which Borrower may have at any time against a beneficiary named in a LC, any transferee of any LC (or any Person for whom any such transferee may be acting), Administrative Agent, any Lender, or any other Person, whether in connection with this Agreement, any LC, the transactions contemplated herein, or any unrelated transactions (including any underlying transaction between Borrower and the beneficiary named in any such LC); (C) any draft, certificate, or any other document presented under the LC proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; and (D) the occurrence of any Potential Default or Default. To the extent any funding of a draft has been made by Lenders pursuant to SECTION 2.2(E) or under the Revolving Facility, Administrative Agent shall promptly distribute any such payments received from Borrower with respect to such draft to all Lenders funding such draft according to their ratable share. Interest on any amounts remaining unpaid by Borrower (and unfunded by a Borrowing under the Revolving Facility) under this clause at any time from and after the date such amounts become payable until paid in full shall be payable by Borrower to Administrative
         Agent at the Default Rate. In the event any payment by Borrower received by Administrative Agent with respect to an LC and distributed to Lenders on account of their participations therein is thereafter set aside, avoided, or recovered from Administrative Agent in connection with any receivership, liquidation, or bankruptcy proceeding, each Lender which received such distribution shall, upon demand by Administrative Agent, contribute such Lender's ratable portion of the amount set aside, avoided, or recovered, together with interest at the rate required to be paid by Administrative Agent upon the amount required to be repaid by it.

                 (d) If any draft shall be presented for honor under any LC, Administrative Agent shall promptly notify Borrower of the date and amount of such draft; provided that failure to give any such notice shall not affect the obligations of Borrower hereunder. Administrative Agent shall make payment upon presentment of a draft for honor unless it appears that presentment on its face does not comply with the terms of such LC, regardless of whether (i) any default or potential default under any other agreement has occurred and (ii) the obligations under any other agreement have been performed by the beneficiary or any other Person (and Administrative Agent shall not be liable for any obligation of any Person thereunder).
         Administrative Agent and Lenders shall not be responsible for, and Borrower's reimbursement obligations for honored drafts shall not be affected by, any matter or event whatsoever (including, without limitation, the validity or genuineness of documents or of any endorsements thereof, even if such documents should in fact prove to be in any respect invalid, fraudulent, or forged), or any dispute among any Company, the beneficiary of any LC, or any other Person to whom any LC may be transferred, or any claims whatsoever of any Company against any beneficiary of any LC or any such transferee; provided that, nothing in this Agreement shall constitute a waiver of Borrower's Rights to assert any claim based upon the gross negligence or wilful misconduct of Administrative Agent or any Lender.

                 (e) If Borrower fails to reimburse Administrative Agent as provided in SECTION 2.2(C) within 24 hours of the demand therefor by Administrative Agent, Administrative Agent shall promptly notify each Lender of such failure, of the date and amount of the draft paid, and of such Lender's Pro Rata Part thereof. Each Lender shall promptly and unconditionally make available to Administrative Agent in immediately available funds such Lender's Pro Rata Part of such unpaid reimbursement obligation, which funds shall be paid to Administrative Agent on or before the close of business on the Business Day on which such notice was given by Administrative Agent (if given prior to 1:00 p.m., Dallas, Texas time) or on the next succeeding Business Day (if notice was given after 1:00 p.m., Dallas, Texas time). All such amounts payable by any such Lender shall include interest thereon accruing at the Federal Funds Rate from the day the applicable draft is paid by Administrative Agent to (but not including) the date such amount is paid by such Lender to Administrative Agent. The obligations of Lenders to make payments to Administrative Agent with respect to LCs shall be irrevocable and not subject to any qualification or exception whatsoever (other than the gross negligence or wilful misconduct of Administrative Agent) and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances: (i) any lack of validity or enforceability of this Agreement or any of the Loan Papers; (ii) the existence of any claim, setoff, defense, or other Right which Borrower may have at any time against a beneficiary named in a LC, any transferee of any LC (or any Person for whom any such transferee may be acting), Administrative Agent, any Lender, or any other Person, whether in connection with this Agreement, any LC, the transactions contemplated herein, or any unrelated transactions (including any underlying transaction between Borrower and the beneficiary named in any such LC); (iii) any draft, certificate, or any other document presented under the LC proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; and (iv) the occurrence of any Potential Default or Default.

                 (f) Borrower acknowledges that each LC will be deemed issued upon delivery to its beneficiary or Borrower. If Borrower requests any LC be delivered to Borrower rather than the beneficiary, and Borrower subsequently cancels such LC, Borrower agrees to return it to Administrative Agent together with Borrower's written certification that it has never been delivered to such beneficiary.
         If any LC is delivered to its beneficiary pursuant to Borrower's instructions, no cancellation thereof by Borrower shall be effective without written consent of such beneficiary to Administrative Agent and return of such LC to Administrative Agent. Borrower hereby agrees that if Administrative Agent becomes involved in any dispute as a result of Borrower's cancellation of any LC, it shall indemnify Administrative Agent and Lenders for all losses, costs, damages, expenses, and reasonable attorneys' fees suffered or incurred by Administrative Agent and Lenders as a direct result thereof.

                 (g) Administrative Agent agrees with each Lender that it will exercise and give the same care and attention to each LC as it gives to its other letters of credit, and Administrative

         Agent's sole liability to each Lender with respect to such LCs (other than liability arising from the gross negligence or willful misconduct of Administrative Agent) shall be to distribute promptly to each Lender who has acquired a participating interest therein such Lender's ratable portion of any payments made to Administrative Agent by Borrower pursuant to SECTION 2.2(C). Each Lender and Borrower agree that, in paying any draw under any LC, Administrative Agent shall not have any responsibility to obtain any document (other than any documents required by the respective LC) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person delivering any such document. Administrative Agent, Lenders, and their respective Representatives shall not be liable to any other Lender or any Company for the use which may be made of any LC or for any acts or omissions of any beneficiary thereof in connection therewith. Any action, inaction, error, delay, or omission taken or suffered by Administrative Agent or any of its Representatives under or in connection with any LC, the draws, drafts, or documents relating thereto, or the transmission, dispatch, or delivery of any message or advice related thereto, if in good faith and in conformity with such Laws as Administrative Agent or any of its Representatives may deem applicable and in accordance with the standards of care specified in the Uniform Customs and Practice for Documentary Credits, as in effect on the date of issue of such LC by the International Chamber of Commerce, shall be binding upon the Companies and Lenders and shall not place Administrative Agent or any of its Representatives under any resulting liability to any Company or any Lender. Any action taken or omitted or to be taken by Administrative Agent under or in connection with any LC if taken or omitted in the absence of gross negligence or wilful misconduct shall not create for Administrative Agent any resulting liability to any Lender or any Company.

                 (h) On the Termination Date or upon any demand by Administrative Agent upon the occurrence and during continuance of a Default, Borrower shall provide to Administrative Agent, for the benefit of Lenders, cash collateral in an amount equal to the LC Exposure existing on such date.

                 (i) IN ADDITION TO AMOUNTS PAYABLE AS ELSEWHERE PROVIDED IN THIS AGREEMENT, BORROWER HEREBY AGREES TO PROTECT, INDEMNIFY, PAY AND SAVE ADMINISTRATIVE AGENT AND EACH LENDER HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, DAMAGES, OR LOSSES OF, OR OWED TO THIRD PARTIES, AND ANY AND ALL RELATED COSTS, CHARGES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES, INCLUDING ALLOCATED COST OF INTERNAL COUNSEL), WHICH ADMINISTRATIVE AGENT, OR ANY LENDER MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE, DIRECT OR INDIRECT, OF (A) THE ISSUANCE OF ANY LC, OR (B) THE FAILURE OF ADMINISTRATIVE AGENT TO HONOR A DRAFT UNDER SUCH LC AS A RESULT OF ANY ACT OR OMISSION, WHETHER RIGHTFUL OR WRONGFUL, OF ANY PRESENT OR FUTURE GOVERNMENTAL AUTHORITY; PROVIDED THAT, BORROWER SHALL HAVE NO LIABILITY TO INDEMNIFY ADMINISTRATIVE AGENT OR ANY LENDER IN RESPECT OF ANY LIABILITY ARISING OUT OF THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF SUCH PARTY OR ANY REPRESENTATIVES OF SUCH PARTY. THE PROVISIONS OF AND UNDERTAKINGS AND INDEMNIFICATIONS SET FORTH IN THIS
         SECTION 2.2(I) SHALL SURVIVE THE SATISFACTION AND PAYMENT OF THE OBLIGATION AND TERMINATION OF THIS AGREEMENT.

                 (j) Although referenced in any LC, terms of any particular agreement or other obligation to the beneficiary are not in any manner incorporated herein. The fees and other amounts payable with respect to each LC shall be as provided in this Agreement, drafts under any

         LC shall be deemed part of the Obligation, and in the event of any conflict between the terms of this Agreement and any LC Agreement, the terms of this Agreement shall be controlling.

         2.3     Swing Line Subfacility.

                 (a) For the convenience of the parties and as an integral part of the transactions contemplated by the Loan Papers, NationsBank, solely for its own account, may make any requested Borrowing of $250,000 or a greater integral multiple thereof, subject to those terms and conditions applicable to Borrowings set forth in SECTION 5.3(C), (D), (E), and (F), directly to Borrower as a Swing Line Borrowing without requiring any other Lender to fund its Pro Rata Part thereof unless and until SECTION 2.3(B) is applicable; provided that:
         (i) each such Borrowing must occur on a Business Day prior to, and not on or after, the Swing Line Maturity Date; (ii) the aggregate Swing Principal Debt outstanding on any date of determination shall not exceed $25,000,000; (iii) on any date of determination, the Commitment Usage shall never exceed the Commitment; (iv) at the time of such Swing Line Borrowing, no Default or Potential Default shall have occurred and be continuing; (v) each Swing Line Borrowing shall be a Money Market Borrowing; provided that at any time after Lenders are deemed to have purchased pursuant to SECTION 2.3(B) a participation in any Swing Line Borrowing, such Borrowing shall bear interest at the Default Rate; and (vi) no additional Swing Line Borrowing shall be made at any time after any Lender has refused, notwithstanding the requirements of SECTION 2.3(B), to purchase a participation in any Swing Line Borrowing as provided in such Section, and until such purchase shall occur or until the Swing Line Borrowing has been repaid. Each Borrowing under the Swing Line Subfacility shall be available and may be prepaid on same day telephonic notice from Borrower to NationsBank, so long as such notice is received by NationsBank prior to 12:00 noon (Dallas, Texas time). Swing Line Borrowings are payable by Borrower upon demand by NationsBank.

                 (b) If Borrower fails to repay any Swing Line Borrowing within three Business Days after demand by NationsBank (and in any event upon the earlier to occur of a Default, the Termination Date, or the date on which the Commitment is canceled in full), Administrative Agent shall timely notify each Lender of such failure and of the date and amount not paid. No later than the close of business on the date such notice is given (if such notice was given prior to 12:00 noon Dallas time on any Business Day, or, if made at any other time, on the next Business Day following the date of such notice), each Lender shall be deemed to have irrevocably and unconditionally purchased and received from NationsBank an undivided interest and participation in such Swing Line Borrowing to the extent of such Lender's Pro Rata Part, and each Lender shall make available to NationsBank in immediately available funds such Lender's Pro Rata Part of such unpaid amount. All such amounts payable by any Lender shall include interest thereon from the date on which such payment is payable by such Lender to, but not including, the date such amount is paid by such Lender to Administrative Agent, at the Federal Funds Rate. If such Lender does not promptly pay such amount upon Administrative Agent's demand therefor, and until such time as such Lender makes the required payment, NationsBank shall be deemed to continue to have outstanding a Swing Line Borrowing in the amount of such unpaid obligation. Each payment by Borrower of all or any part of any Swing Line Borrowing shall be paid to Administrative Agent for the ratable benefit of NationsBank and those Lenders who have funded their participations in such Swing Line Debt under this SECTION 2.3(B); provided that, with respect to any such participation, all interest accruing on the Swing Principal Debt to which such participation relates prior to the date of funding such participation shall be payable solely to NationsBank for its own account.

         2.4     Competitive Bid Subfacility.

                 (a) In addition to Borrowings under the Revolving Facility otherwise provided for herein, but subject to the terms and conditions of the Loan Papers, Borrower may, as set forth in this
         SECTION 2.4, request Lenders to make offers to make Competitive Borrowings. Lenders may, but shall have no obligation to, make any such offers, and Borrower may, but shall have no obligation to, accept any such offers. Any Competitive Borrowings made available to Borrower hereunder shall be subject, however, to the conditions that on any date of determination: (i) the aggregate principal outstanding under all Competitive Borrowings made by all Lenders shall not exceed the Competitive Bid Availability then in effect; (ii) on any date of determination, the Commitment Usage shall not exceed the Commitment; and (iii) each Borrowing under the Competitive Bid Subfacility must occur on a Business Day and prior to the Business Day immediately preceding the Termination Date.

                 (b) In order to request Competitive Bids, Borrower shall deliver a Competitive Bid Request to Administrative Agent no later than 10:00 a.m. Dallas, Texas time (i) on the fifth Business Day preceding the Borrowing Date for any requested Competitive Borrowing that will be comprised of LIBOR Rate Borrowings, or (ii) not later than 10:00 a.m. Dallas, Texas time one Business Day before the Borrowing Date for any requested Competitive Borrowing that will be comprised of Fixed Rate Borrowings. A Competitive Bid Request that does not conform substantially to the format of EXHIBIT C-4 may be rejected by Administrative Agent, and Administrative Agent shall promptly notify Borrower of such rejection. Each Competitive Bid Request shall refer to this Agreement and shall specify (x) whether the Competitive Borrowing then being requested will be comprised of LIBOR Rate Borrowings or Fixed Rate Borrowings, (y) the Borrowing Date of such Competitive Borrowing (which shall be a Business Day) and the aggregate principal amount thereof (which shall not be less than $20,000,000 or a greater integral multiple of $1,000,000), and (z) the Interest Period with respect thereto (which may not be more than six months and may not extend beyond the Termination Date). Promptly after its receipt of a Competitive Bid Request that is not rejected as aforesaid, Administrative Agent shall notify Lenders of the Competitive Bid Request on a form substantially similar to EXHIBIT C-5 hereto, pursuant to which Lenders are invited to bid, subject to the terms and conditions of this Agreement, to make Competitive Borrowings pursuant to such Competitive Bid Request. Notwithstanding the foregoing, Administrative Agent shall have no obligation to invite any Lender to make a Competitive Bid pursuant to this SECTION 2.4 until such Lender has delivered a completed Administrative Questionnaire to Administrative Agent.

                 (c) Each Lender may make one or more Competitive Bids to Borrower responsive to each Competitive Bid Request. Each Competitive Bid by a Lender must be received by Administrative Agent substantially in the form of EXHIBIT C-6, (i) no later than 11:00 a.m. Dallas, Texas time on the fourth Business Day preceding the Borrowing Date for any requested Competitive Borrowing that will be comprised of LIBOR Rate Borrowings, or (ii) prior to 10:00 a.m. Dallas, Texas time on the Borrowing Date for any requested Competitive Borrowing that will be comprised of Fixed Rate Borrowings. Competitive Bids that do not conform substantially to the format of EXHIBIT C-6 may be rejected by Administrative Agent after conferring with, and upon the instruction of, Borrower, and Administrative Agent shall notify the appropriate Lender of such rejection as soon as practicable. Each Competitive Bid shall refer to this Agreement and shall (x) specify the principal amount (which shall be in a minimum principal amount of $5,000,000 or a greater integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by Borrower and may exceed such

         Lender's Committed Sum, subject to the limitations set forth in
         SECTION 2.4(A) hereof) of the Competitive Borrowing such Lender is willing to make to Borrower, (y) specify the Competitive Bid Rate at which such Lender is prepared to make its Competitive Borrowing, and
         (z) confirm the Interest Period with respect thereto specified by Borrower in its Competitive Bid Request. A Competitive Bid submitted by a Lender pursuant to this SECTION 2.4(C) shall be irrevocable.

                 (d) Administrative Agent shall promptly notify Borrower of all Competitive Bids made and the Competitive Bid Rate and the principal amount of each Competitive Borrowing in respect of which a Competitive Bid was made and the identity of the Lender that made each bid.

                 (e)      Borrower may, subject only to the provisions of this
         SECTION 2.4(E), accept or reject any or all of the Competitive Bids referred to in SECTION 2.4(C); provided, however, that the aggregate amount of the Competitive Bids so accepted by Borrower may not exceed the principal amount of the Competitive Borrowing requested by Borrower (subject to the further limitations of SECTION 2.4(A) hereof). Borrower shall notify Administrative Agent whether and to what extent it has decided to accept or reject any or all of the bids referred to in SECTION 2.4(C), (i) not later than 10:00 a.m. Dallas, Texas time three Business Days before the Borrowing Date specified for a proposed Competitive Borrowing that is deemed a LIBOR Rate Borrowing or (ii) not later than 11:00 a.m., Dallas, Texas time on the day specified for a proposed Competitive Borrowing that is deemed a Fixed Rate Borrowing; provided, however, that (w) the failure by Borrower to give such notice shall be deemed to be a rejection of all the bids referred to in SECTION 2.4(C), (x) Borrower shall not accept a bid in the same or lower principal amount made at a particular Competitive Bid Rate if Borrower has decided to reject a bid made at a lower Competitive Bid Rate, (y) if Borrower shall accept bids made at a particular Competitive Bid Rate but shall be restricted by other conditions hereof from borrowing the principal amount of the Competitive Borrowing in respect of which bids at such Competitive Bid Rate have been made, then Borrower shall accept a ratable portion of each bid made at such Competitive Bid Rate based as nearly as possible on the respective principal amounts of the Competitive Borrowing for which such bids were made, and (z) no bid shall be accepted for a Competitive Borrowing unless the aggregate principal amount to be funded pursuant to all accepted bids shall be in a minimum amount of $5,000,000 or a greater integral multiple of $1,000,000 for each respective Lender whose bid is accepted. Notwithstanding the foregoing, if it is necessary for Borrower to accept a ratable allocation of the bids made in response to a Competitive Bid Request (whether pursuant to the events specified in CLAUSE (Y) above or otherwise) and the available principal amount of the Competitive Borrowing to be allocated among the Lenders submitting Competitive Bids is not sufficient to enable Competitive Borrowings to be allocated to each such Lender in a minimum principal amount of $5,000,000 or a greater integral multiple of $1,000,000, then Borrower shall select the Lenders to be allocated such Competitive Borrowings and shall round allocations up or down to the next higher or lower multiple of $500,000 as it shall deem appropriate. A notice given by Borrower pursuant to this SECTION 2.4(E) shall be irrevocable.

                 (f) Administrative Agent shall promptly notify each bidding Lender whether or not its Competitive Bid has been accepted (which notice to those Lenders whose Competitive Bids have been accepted will be given within one hour from the time such bid was accepted by Borrower and shall further indicate in what amount and at what Competitive Bid Rate), and each successful bidder will thereupon become bound, subject to the other applicable conditions hereof, to advance the Competitive Borrowing in respect of which its bid has been accepted. After completing the notifications referred to in the immediately preceding sentence, Administrative Agent shall notify each bidding Lender of the aggregate principal amount of all Competitive Bids accepted and the range of Competitive Bid Rates submitted in connection with that Competitive Borrowing.

                 (g) If Administrative Agent shall at any time elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such bid directly to Borrower one-half hour earlier than the latest time at which the other Lenders are required to submit their bids to Administrative Agent pursuant to SECTION 2.4(C).

                 (h) Each Competitive Borrowing shall be due and payable on the last day of the applicable Interest Period; provided that if Borrower fails to repay such Competitive Borrowing on such day, Borrower shall be deemed to have given a Notice of Borrowing requesting Lenders to make a Borrowing under the Revolving Facility in the amount of such Competitive Borrowing, subject to satisfaction of the conditions specified in SECTIONS 2.1 and 5.3; provided that failure to repay such Competitive Borrowing on the last day of the applicable Interest Period shall not constitute a failure to satisfy such conditions.

         2.5 Termination of Commitment. Without premium or penalty, and upon giving not less than ten (10) Business Days prior written and irrevocable notice to Administrative Agent, Borrower may terminate in whole or in part the unused portion of the Commitment; provided that: (a) each partial termination shall be in an amount of not less than $5,000,000 or a greater integral multiple of $1,000,000; (b) the amount of the Commitment may not be reduced below the Commitment Usage at such time; and (c) each reduction shall be allocated Pro Rata among the Lenders in accordance with their respective Pro Rata Part. Promptly after receipt of such notice of termination or reduction, Administrative Agent shall notify each Lender of the proposed cancellation or reduction. Such termination or partial reduction of the Commitment shall be effective on the Business Date specified in Borrower's notice (which date must be at least ten Business Days after Borrower's delivery of such notice). In the event that the Commitment is reduced to zero at a time when there shall be no outstanding LCs or Principal Debt, this Agreement shall be terminated to the extent specified in SECTION 11.15, and all commitment fees and other fees then earned and unpaid hereunder and all other amounts of the Obligation then due and owing shall be immediately due and payable, without notice or demand by Administrative Agent or any Lender.

         2.6 Borrowing Procedure. The following procedures apply to Borrowings (other than Competitive Borrowings, Swing Line Borrowings and Borrowings pursuant to SECTION 2.2(C)):

                 (a) Each Borrowing shall be made on Borrower's notice (a "NOTICE OF BORROWING," substantially in the form of EXHIBIT C-1) to Administrative Agent requesting that Lenders fund a Borrowing on a certain date (the "BORROWING DATE"), which notice (i) shall be irrevocable and binding on Borrower, (ii) shall specify the Borrowing Date, amount, Type, and (for a Borrowing comprised of LIBOR Rate Borrowings) Interest Period, and (iii) must be received by Administrative Agent no later than 10:00 a.m. Dallas, Texas time on the third Business Day preceding the Borrowing Date for any LIBOR Rate Borrowing or on the Business Day immediately preceding the Borrowing Date for any Base Rate Borrowing. Administrative Agent shall timely notify each Lender with respect to each Notice of Borrowing.

                 (b) Each Lender shall remit its Pro Rata Part of each requested Borrowing to Administrative Agent's principal office in Dallas, in funds which are or will be available for immediate use by Administrative Agent by 1:00 p.m. Dallas time on the Borrowing Date therefor. Subject to receipt of such funds, Administrative Agent shall (unless to its actual knowledge any of the conditions precedent therefor have not been satisfied by Borrower or waived by

         Determining Lenders) make such funds available to Borrower by causing such funds to be deposited to Borrower's account as designated to Administrative Agent by Borrower. Notwithstanding the foregoing, unless Administrative Agent shall have been notified by a Lender prior to a Borrowing Date that such Lender does not intend to make available to Administrative Agent such Lender's Pro Rata Part of the applicable Borrowing, Administrative Agent may assume that such Lender has made such proceeds available to Administrative Agent on such date, as required herein, and Administrative Agent may (unless to its actual knowledge any of the conditions precedent therefor have not been satisfied by Borrower or waived by Determining Lenders), in reliance upon such assumption (but shall not be required to), make available to Borrower a corresponding amount in accordance with the foregoing terms, but, if such corresponding amount is not in fact made available to Administrative Agent by such Lender on such Borrowing Date, Administrative Agent shall be entitled to recover such corresponding amount on demand (i) from such Lender, together with interest at the Federal Funds Rate during the period commencing on the date such corresponding amount was made available to Borrower and ending on (but excluding) the date Administrative Agent recovers such corresponding amount from such Lender, or (ii) if such Lender fails to pay such corresponding amount forthwith upon such demand, then from Borrower, together with interest at a rate per annum equal to the applicable rate for such Borrowing during the period commencing on such Borrowing Date and ending on (but excluding) the date Administrative Agent recovers such corresponding amount from Borrower. No Lender shall be responsible for the failure of any other Lender to make its Pro Rata Part of any Borrowing.


SECTION 3        TERMS OF PAYMENT; GUARANTIES; NEGATIVE PLEDGE.

         3.1     Notes and Payments.

                 (a) The Principal Debt (other than Principal Debt arising and outstanding under the Swing Line Subfacility and the Competitive Bid Subfacility) shall be evidenced by the Revolving Notes, one payable to each Lender in the maximum stated principal amount of its Committed Sum as of the Closing Date. Principal Debt arising and outstanding under the Competitive Bid Subfacility shall be evidenced by Competitive Bid Notes, one payable to each Lender. Swing Line Principal Debt arising and outstanding shall be evidenced by a Swing Line Note payable to NationsBank in the maximum stated principal amount of $25,000,000.

                 (b) Each payment or prepayment on the Obligation is due and must be paid at Administrative Agent's principal office in Dallas in funds which are or will be available for immediate use by Administrative Agent by 12:00 noon Dallas, Texas time on the day due. Payments made after 12:00 noon, Dallas, Texas, time shall be deemed made on the Business Day next following. Administrative Agent shall pay to each Lender any payment or prepayment to which such Lender is entitled hereunder on the same day Administrative Agent shall have received the same from Borrower; provided such payment or prepayment is received by Administrative Agent prior to 12:00 noon Dallas, Texas time, and otherwise before 12:00 noon Dallas time on the Business Day next following. If and to the extent Administrative Agent shall not make such payments to Lenders when due as set forth in the preceding sentence, such unpaid amounts shall accrue interest, payable by Administrative Agent, at the Federal Funds Rate from the due date until (but not including) the date on which Administrative Agent makes such payments to Lenders.

         3.2     Interest and Principal Payments.

                 (a) Interest on each LIBOR Rate Borrowing or on each Fixed Rate Borrowing shall be due and payable as it accrues on the last day of its respective Interest Period; provided that if any Interest Period is a period greater than three (3) months, then accrued interest shall also be due and payable on the date three (3) months after the commencement of such Interest Period. Interest on each Base Rate Borrowing shall be due and payable as it accrues on each March 31, June 30, September 30, and December 31, and on the Termination Date.

                 (b) The Commitment shall be permanently canceled and reduced to $0 on the Termination Date, and Borrower shall pay on such Termination Date all outstanding Principal Debt, together with all accrued and unpaid interest and fees.

                 (c)      If the Companies fail to satisfy the conditions in
         SECTION 5.4 on or before December 30, 1996, then on December 31, 1996, Borrower shall repay or prepay the Principal Debt in an amount equal to the amount, if any, by which the Commitment Usage exceeds the Commitment then in effect, together with all accrued and unpaid interest on the principal amount so repaid or prepaid and any Consequential Loss arising as a result thereof.

                 (d) On any date of determination, if the Commitment Usage exceeds the Commitment then in effect, or if the Swing Principal Debt exceeds the Swing Line Subfacility then in effect, then Borrower shall make a mandatory prepayment of the Principal Debt under the Revolving Facility in at least the amount of such excess, together with (i) all accrued and unpaid interest on the principal amount so prepaid and
         (ii) any Consequential Loss arising as a result thereof.

                 (e) After giving Administrative Agent advance written notice of the intent to prepay, Borrower may voluntarily prepay all or any part of the Principal Debt from time to time and at any time, in whole or in part, without premium or penalty; provided that: (i) such notice must be received by Administrative Agent by 12:00 noon Dallas, Texas time on (A) the third Business Day preceding the date of prepayment of a LIBOR Rate Borrowing, and (B) one Business Day preceding the date of prepayment of a Base Rate Borrowing; (ii) each such partial prepayment must be in a minimum amount of at least $5,000,000 or a greater integral multiple of $1,000,000 thereof (if a LIBOR Rate Borrowing or a Base Rate Borrowing), or $250,000 or an integral multiple thereof (if a Swing Line Borrowing); (iii) all accrued interest on the Obligation must also be paid in full, to the date of such prepayment; and (iv) Borrower shall pay any related Consequential Loss within ten (10) days after demand therefor. Each notice of prepayment shall specify the prepayment date, the facility or the subfacility hereunder being prepaid, the Type of Borrowing(s) and amount(s) of such Borrowing(s) to be prepaid and shall constitute a binding obligation of Borrower to make a prepayment on the date stated therein. Notwithstanding the foregoing, Borrower shall not voluntarily prepay any Competitive Borrowing prior to the last day of the Interest Period therefor.

                 (f) This SECTION 3.2(F) shall apply in the event of an asset disposition by any Company, as a result of which Borrower is required to prepay, or to offer to prepay, all or any part of the Debt under any Note Agreement or the IDB Subordinated Debt. In the event that any Company shall consummate such an asset disposition, Borrower shall provide Administrative Agent and each Lender with written notice of such asset disposition and the amount of the aggregate net proceeds thereof. Borrower shall, within ten (10) Business Days after the consummation of such disposition, prepay the Obligation in an amount equal to the aggregate net





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
         proceeds received by Borrower or any Restricted Company from such asset disposition multiplied by a fraction, the numerator of which fraction shall be the outstanding principal amount of the Principal Debt on the date of such disposition, and the denominator of which fraction shall be the outstanding consolidated Total Debt on such date. Prepayments on the Obligation under this SECTION 3.2(F) shall be applied in such order and manner as set forth in SECTION 3.11.

         3.3 Interest Options. Except where specifically otherwise provided, Borrowings shall bear interest at a rate per annum equal to the lesser of (a) as to the respective Type of Borrowing (as designated by Borrower in accordance with this Agreement), the Base Rate plus the Applicable Margin, the LIBOR Rate plus the Applicable Margin, any Competitive Bid Rate, or the Money Market Rate, as the case may be, and (b) the Maximum Rate. Each change in the Base Rate, the Maximum Rate, and the Money Market Rate, subject to the terms of this Agreement, will become effective, without notice to Borrower or any other Person, upon the effective date of such change.

         3.4 Quotation of Rates. It is hereby acknowledged that a Responsible Officer or other appropriately designated officer of Borrower may call Administrative Agent on or before the date on which a Notice of Borrowing is to be delivered by Borrower in order to receive an indication of the rates then in effect, but such indicated rates shall neither be binding upon Administrative Agent or Lenders nor affect the rate of interest which thereafter is actually in effect when the Notice of Borrowing is given.

         3.5 Default Rate. At the option of Determining Lenders and to the extent permitted by Law, all past-due Principal Debt and accrued interest thereon shall bear interest from maturity (stated or by acceleration) at the Default Rate until paid, regardless whether such payment is made before or after entry of a judgment; provided that the Default Rate shall automatically apply in the case of SECTIONS 2.2(C) and 2.3(A) where the Default Rate is specified.

         3.6 Interest Recapture. If the designated rate applicable to any Borrowing exceeds the Maximum Rate, the rate of interest on such Borrowing shall be limited to the Maximum Rate, but any subsequent reductions in such designated rate shall not reduce the rate of interest thereon below the Maximum Rate until the total amount of interest accrued thereon equals the amount of interest which would have accrued thereon if such designated rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of the Notes, the total amount of interest paid or accrued is less than the amount of interest which would have accrued if such designated rates had at all times been in effect, then, at such time and to the extent permitted by Law, Borrower shall pay an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if such designated rates had at all times been in effect and the amount of interest which would have accrued if the Maximum Rate had at all times been in effect, and (b) the amount of interest actually paid or accrued on the Notes.

         3.7     Interest Calculations.

                 (a) All payments of interest shall be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed but computed as if each calendar year consisted of 360 days in the case of a LIBOR Rate Borrowing, a Fixed Rate Borrowing, or a Money Market Borrowing (unless such calculation would result in the interest on the Borrowings exceeding the Maximum Rate in which event such interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be) and 365 or 366 days, as the case may be, in the case of a Base Rate Borrowing. All interest rate determinations and calculations by Administrative Agent shall be conclusive and binding absent manifest error.

                 (b) The provisions of this Agreement relating to calculation of the Base Rate, the LIBOR Rate, the Money Market Rate, and Competitive Bid Rates are included only for the purpose of determining the rate of interest or other amounts to be paid hereunder that are based upon such rate.

         3.8 Maximum Rate. Regardless of any provision contained in any Loan Paper, no Lender shall ever be entitled to contract for, charge, take, reserve, receive, or apply, as interest on the Obligation, or any part thereof, any amount in excess of the Maximum Rate, and, if Lenders ever do so, then such excess shall be deemed a partial prepayment of principal and treated hereunder as such and any remaining excess shall be refunded to Borrower. In determining if the interest paid or payable exceeds the Maximum Rate, Borrower and Lenders shall, to the maximum extent permitted under applicable Law, (a) treat all Borrowings as but a single extension of credit (and Lenders and Borrower agree that such is the case and that provision herein for multiple Borrowings is for convenience only), (b) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary prepayments and the effects thereof, and (d) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the Obligation; provided that, if the Obligation is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Amount, Lenders shall refund such excess, and, in such event, Lenders shall not, to the extent permitted by Law, be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Maximum Amount.

         3.9 Interest Periods. When Borrower requests any LIBOR Rate Borrowing or a Fixed Rate Borrowing, Borrower may elect the interest period (each an "INTEREST PERIOD") applicable thereto, which shall be, at Borrower's option, one, two, three, or six months (in respect of any LIBOR Rate Borrowing) and any period of up to six (6) months (with respect to any Fixed Rate Borrowing); provided, however, that: (a) the initial Interest Period for a LIBOR Rate Borrowing shall commence on the date of such Borrowing (including the date of any conversion thereto), and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period applicable thereto expires; (b) if any Interest Period for a LIBOR Rate Borrowing begins on a day for which there is no numerically corresponding Business Day in the calendar month at the end of such Interest Period, such Interest Period shall end on the next Business Day immediately following what otherwise would have been such numerically corresponding day in the calendar month at the end of such Interest Period (unless such date would be in a different calendar month from what would have been the month at the end of such Interest Period, or unless there is no numerically corresponding day in the calendar month at the end of the Interest Period; whereupon, such Interest Period shall end on the last Business Day in the calendar month at the end of such Interest Period); (c) no Interest Period may be chosen with respect to any portion of the Principal Debt which would extend beyond the scheduled repayment date (including any dates on which mandatory prepayments are required to be made) for such portion of the Principal Debt; and (d) no more than an aggregate of ten (10) Interest Periods (including, without limitation, Interest Periods for Competitive Borrowings) shall be in effect at one time.

         3.10 Conversions. Borrower may (a) convert a LIBOR Rate Borrowing on the last day of an Interest Period to a Base Rate Borrowing, (b) convert a Base Rate Borrowing at any time to a LIBOR Rate Borrowing, and (c) elect a new Interest Period (in the case of a LIBOR Rate Borrowing), by giving notice (a "NOTICE OF CONVERSION," substantially in the form of EXHIBIT C-2) of such intent no later than 10:00 a.m. Dallas, Texas time on the third Business Day prior to the date of conversion or the last day of the Interest Period, as the case may be (in the case of a conversion to a LIBOR Rate Borrowing or an election of a new Interest Period), and no later than 10:00 a.m. Dallas, Texas time one Business Day prior to the last day of the Interest Period (in the case of a conversion to a Base Rate Borrowing); provided that the principal amount converted to, or continued as, a LIBOR Rate Borrowing shall be in an amount not less than $20,000,000 or a greater integral multiple of $1,000,000. Administrative Agent shall timely notify each Lender with respect to each Notice of Conversion. Absent Borrower's Notice of Conversion or election of a new Interest Period, a LIBOR Rate Borrowing shall be deemed converted to a Base Rate Borrowing effective as of the expiration of the Interest Period applicable thereto.

         3.11    Order of Application.

                 (a) Payments and prepayments of the Obligation shall be applied in the order and manner specified in this Agreement; provided, however, if no order is otherwise specified in this Agreement and no Default or Potential Default has occurred and is continuing, payments and prepayments of the Obligation shall be applied first to fees, second to accrued interest then due and payable on the Principal Debt, and then to the remaining Obligation in the order and manner as Borrower may direct.

                 (b) If a Default or Potential Default has occurred and is continuing (or if Borrower fails to give direction as permitted under SECTION 3.11(A)), any payment or prepayment (including proceeds from the exercise of any Rights) shall be applied in the following order:
         (i) to all fees and expenses for which Administrative Agent or Lenders have not been paid or reimbursed in accordance with the Loan Papers;
         (ii) to accrued interest on the Principal Debt; (iii) to the Swing Principal Debt; (iv) to any reimbursement obligation with respect to any LC which is due and payable and which remains unfunded by any Borrowing under the Revolving Facility; (v) to the remaining Principal Debt in such order as Determining Lenders may elect (provided that Determining Lenders will apply such proceeds in an order that will minimize any Consequential Loss); (vi) to the remaining Obligation in the order and manner Determining Lenders deem appropriate; and (vii) as a deposit with Administrative Agent, for the benefit of Lenders, as security for, and to provide for the payment of, any reimbursement obligations, if any, thereafter arising with respect to any LC.

         3.12 Sharing of Payments, Etc.. If any Lender shall obtain any payment (whether voluntary, involuntary, or otherwise, including, without limitation, as a result of exercising its Rights under SECTION 3.13) which is in excess of its ratable share of any such payment, such Lender shall purchase from the other Lenders such participations as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this section may to the fullest extent permitted by Law, exercise all of its Rights of payment (including the Right of offset) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

         3.13 Offset. Upon the occurrence and during the continuance of a Default, each Lender shall be entitled to exercise (for the benefit of all Lenders in accordance with SECTION 3.12) the Rights of offset and/or banker's Lien against each and every account and other property, or any interest therein, which any Company may now or hereafter have with, or which is now or hereafter in the possession of, such Lender to the extent of the full amount of the Obligation owed to such Lender.

         3.14 Booking Borrowings. To the extent permitted by Law, any Lender may make, carry, or transfer its Borrowings at, to, or for the account of any of its branch offices or the office of any of its

Affiliates, provided that no Affiliate shall be entitled to receive any greater payment under SECTION 3.16 than the transferor Lender would have been entitled to receive with respect to such Borrowings.

         3.15 Basis Unavailable or Inadequate for LIBOR Rate. If, on or before any date on which a LIBOR Rate is to be determined for a Borrowing, Administrative Agent determines that the basis for determining any such rate is not available or Determining Lenders determine that the resulting rate does not accurately reflect the cost to Lenders of making, maintaining, or converting Borrowings at such rate for the applicable Interest Period, then Administrative Agent shall promptly give notice of such determination to Borrower and Lenders (and such determination shall be conclusive and binding on Borrower, absent manifest error) and such Borrowing shall bear interest at the sum of the Base Rate plus the Applicable Margin. Until Administrative Agent notifies Borrower that the circumstances giving rise to such condition no longer exist, Lenders' commitments hereunder to make or maintain, or to convert to, LIBOR Rate Borrowings shall be suspended and such Borrowings shall be made or maintained at the sum of the Base Rate plus the Applicable Margin. Subject to the terms and conditions of this Agreement, if Administrative Agent notifies Borrower that the circumstances giving rise to the suspension of Lenders' obligations to make or maintain LIBOR Rate Borrowings no longer exist, Borrower shall be entitled to request LIBOR Rate Borrowings and convert Base Rate Borrowings to LIBOR Rate Borrowings as if the provisions of this paragraph had never applied.

         3.16    Additional Costs.

                 (a) If, in respect of all or any portion of any Lender's commitment hereunder, any LIBOR Rate Borrowing, or any Fixed Rate Borrowing owed to any Lender (i) any present or future Law shall impose, modify, or deem applicable, or compliance by such Lender with any requirement (whether or not having the force of Law) of any Governmental Authority shall result in, any requirement that any reserves (including, without limitation, any marginal, emergency, supplemental, special, or other reserves) be maintained, and (ii) any of the same results in a reduction in any sums receivable by such Lender hereunder or an increase in the costs incurred by such Lender in advancing or maintaining any portion of any LIBOR Rate Borrowing or any Fixed Rate Borrowing, then (A) such Lender (through Administrative Agent) shall notify Borrower upon becoming aware of same and deliver to Borrower a certificate setting forth in reasonable detail the amount necessary to compensate such Lender for such reduction or such increase (which certificate shall be conclusive and binding as to such amount, absent manifest error), and (B) Borrower shall promptly pay such amount to such Lender within ten (10) days after demand therefor.

                 (b) If with respect to all or any portion of any Borrowing or any LC, any present or future Law regarding capital adequacy or compliance by Administrative Agent (as issuer of LCs) or any Lender or its holding company with any request, directive, or requirement now existing or hereafter imposed by any Governmental Authority regarding capital adequacy (whether or not having the force of Law), or any change in the risk category of this transaction shall result in a reduction in the rate of return on any Lender's or Administrative Agent's capital as a consequence of its obligations under this Agreement to a level below that which it otherwise could have achieved by an amount deemed by it to be material (and it may, in determining such amount, utilize such assumptions and allocations of costs and expenses as it shall deem reasonable and may use any reasonable averaging or attribution method), then (unless the effect of such event is already reflected in the rate of interest then applicable hereunder) Administrative Agent or such Lender (through Administrative Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate

         Administrative Agent or such Lender or its holding company therefor, which certificate shall be conclusive and binding absent manifest error, and Borrower shall promptly pay such amount to Administrative Agent (for the account of such Lender) or such Lender within ten (10) days after demand therefor. The provisions of and undertakings and indemnifications set forth in this SECTION 3.16 shall survive the satisfaction and payment of the Obligation and termination of this Agreement.

         3.17 Change in Laws. If at any time any Law shall make it unlawful for any Lender to make or maintain LIBOR Rate Borrowings, then such Lender (through Administrative Agent) shall promptly notify Borrower and Administrative Agent, and (a) in respect of undisbursed funds, such Lender shall not be obligated to make any requested Borrowing which would be unlawful, and (b) in respect of any outstanding Borrowing (i) if maintaining such Borrowing until the last day of the Interest Period applicable thereto is unlawful, such Borrowing shall be converted to a Base Rate Borrowing as of the date of such notice, and Borrower shall pay any related Consequential Loss, or
(ii) if not so prohibited by Law, such Borrowing shall be converted to a Base Rate Borrowing as of the last day of the Interest Period then applicable thereto, or (iii) if any such conversion will not resolve such unlawfulness, Borrower shall prepay promptly such LIBOR Rate Borrowing, without penalty, but with any related Consequential Loss.

         3.18 Consequential Loss. Borrower shall indemnify each Lender against, and shall pay to such Lender within ten (10) days after demand, any Consequential Loss of such Lender. When any Lender demands that Borrower pay any Consequential Loss, such Lender shall deliver to Borrower and Administrative Agent a certificate setting forth in reasonable detail the basis for imposing such Consequential Loss and the calculation of such amount thereof, which calculation shall be conclusive and binding absent manifest error. The provisions of and undertakings and indemnifications set forth in this SECTION 3.18 shall survive the satisfaction and payment of the Obligation and termination of this Agreement.

         3.19 Guaranties. Borrower shall cause each of the Restricted Subsidiaries (other than Foreign Restricted Subsidiaries) to execute and deliver to Administrative Agent on behalf of Lenders a Guaranty providing for the unconditional guarantee of the full and complete payment and performance of the Obligation and compliance with certain provisions hereof.

         3.20 Negative Pledge. Borrower (and each Company by executing a Guaranty) hereby covenant and agree not to directly or indirectly create, incur, grant, suffer, or permit to be created or incurred any Lien on any of the respective assets of such Companies, other than Permitted Liens. Furthermore, in the event that, notwithstanding the foregoing, any such Liens (other than Permitted Liens) are granted, incurred, or created, then (unless Determining Lenders shall consent to such grant, incurrence or creation), in addition to other Rights granted to Lenders hereunder or under applicable Law,
(a) any Person receiving the benefit of any such additional Liens shall be deemed to receive any such grant or conveyance of Liens for the ratable and pari passu benefit of Lenders and Administrative Agent and shall be deemed the bailee and agent for such Lenders for the sole purpose of holding any such collateral and Liens and perfecting Lenders' Liens therein; and (b) upon the request of Administrative Agent, each Company shall execute, and shall request the other Party to execute, all such documents and take all actions requested by Determining Lenders to more fully evidence and create such ratable, pari passu Liens in favor of Lenders and Administrative Agent.





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
SECTION 4        FEES.

         4.1 Treatment of Fees. Except as otherwise provided by Law, the fees described in this SECTION 4 (a) do not constitute compensation for the use, detention, or forbearance of money, (b) are in addition to, and not in lieu of, interest and expenses otherwise described in this Agreement, (c) shall be payable in accordance with SECTION 3.1, (d) shall be non-refundable, (e) shall, to the fullest extent permitted by Law, bear interest, if not paid when due, at the Default Rate, and (f) shall be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed, but computed as if each calendar year consisted of 360 days, unless such computation would result in interest being computed in excess of the Maximum Rate in which event such computation shall be made on the basis of a year of 365 or 366 days, as the case may be.

         4.2 Fees of Administrative Agent and Arranger. Borrower shall pay to Administrative Agent or Arranger, as the case may be, solely for their respective accounts, the fees described in that certain separate letter agreement dated as of May 13, 1996, between Borrower, Administrative Agent, and Arranger, which payments shall be made on the dates specified, and in amounts calculated in accordance with, such letter agreement.

         4.3 Standby LC Fees. Borrower shall pay to Administrative Agent, for the ratable benefit of Lenders, in accordance with their respective Pro Rata Parts, a fee for each LC, payable in installments in advance, so long as such LC remains outstanding. Such installments shall be paid commencing on the date of issuance of the applicable LC, for the period from and including such date to but excluding the next quarterly payment date (as hereinafter specified), and thereafter on each March 31, June 30, September 30 and December 31, for the period from and including such quarterly payment date to but excluding the next quarterly payment date or (if earlier) the expiry date of such LC. Each such installment shall be in an amount equal to the product of
(a) the Applicable Margin for LIBOR Rate Borrowings in effect on the date of payment of such fee (and applied on a per annum basis) multiplied by (b) the face amount of such LC, and pro rated (in accordance with SECTION 4.1(F)) for the period for which such installment is due.

         4.4 LC Issuance and Fronting Fees. Borrower shall pay Administrative Agent, as the issuer of LCs and for the individual account of Administrative Agent, an LC issuance and fronting fee for each LC, payable in installments in advance, so long as such LC remains outstanding. Such installments shall be paid commencing on the date of issuance of the applicable LC, for the period from and including such date to but excluding the next quarterly payment date (as hereinafter specified), and thereafter on each March 31, June 30, September 30 and December 31, for the period from and including such quarterly payment date to but excluding the next quarterly payment date or (if earlier) the expiry date of such LC. Each such installment shall be in an amount equal to the product of (a) 0.125% per annum multiplied by (b) the face amount of such LC, and pro rated (in accordance with SECTION 4.1(F)) for the period for which such installment is due. In addition, Borrower shall pay to Administrative Agent, for its individual account, standard administrative charges for LC amendments provided for in SECTION 2.2(C).

         4.5 Competitive Bid Fee. Each Competitive Bid Request submitted by Borrower to Administrative Agent shall be accompanied by a competitive bid fee of $1500 (payable solely to Administrative Agent for its own account) and shall only request bids for a single Borrowing Date.

         4.6 Agent and Co-Agent Fees. On the Closing Date, Borrower shall pay to each Agent and Co-Agent certain fees as described in a separate letter agreement between Borrower and such Agents or Co-Agents.





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
         4.7 Amendment Fees. On the Closing Date, Borrower shall pay to each Lender listed on SCHEDULE 4.7 an amendment fee in the amount listed by such Lender's name on SCHEDULE 4.7.

         4.8 Incremental Facility Fees. On the Closing Date, Borrower shall pay to each Lender listed on SCHEDULE 4.8 an incremental facility fee in the amount listed by such Lender's name on SCHEDULE 4.8.

         4.9     Commitment Fees.

                 (a) Following the Closing Date, Borrower shall pay to Administrative Agent, for the ratable account of Lenders, a commitment fee, payable in installments in arrears, on each March 31, June 30, September 30, and December 31 and on the Termination Date, commencing September 30, 1996. Each installment shall be in an amount equal to a variable percentage multiplied by the amount by which (i) the average daily Commitment exceeds (ii) the average daily Commitment Usage, in each case during the period from and including the last payment date to and excluding the payment date for such installment, provided that each such installment shall be calculated in accordance with SECTION 4.1(F). The variable Commitment Fee percentage shall, on any date of determination, be equal to (x) 0.250% per annum so long as the Leverage Ratio is greater than or equal to 2.5:1.0, (y) 0.200% per annum so long as the Leverage Ratio is less than 2.5:1.0 but greater than or equal to 2.0:1.0, or (z) 0.150% per annum so long as the Leverage Ratio is less than 2.0:1.0. Solely for the purposes of this
         SECTION 4.9, (i) determinations of the average daily Commitment Usage shall exclude the Principal Debt of all Competitive Borrowings and Swing Line Borrowings (provided that, solely for NationsBank in its capacity as the Lender under the Swing Line Subfacility [and any successor Lender thereunder], Borrowings under the Swing Line Subfacility will be included in determining the Commitment Usage for such Lender up to, but not in excess of, the amount which causes the Commitment Usage of such Lender to equal the Committed Sum of such Lender); and (ii) "ratable" shall mean, for any period of calculation, with respect to any Lender, that proportion which (x) the average daily unused Committed Sum of such Lender during such period bears to (y) the amount of the average daily unused Commitment during such period.

                 (b) For the period from the Closing Date to the date upon which the conditions set forth in SECTION 5.4 are satisfied, Borrower shall pay to Administrative Agent for the ratable account of Lenders, an additional commitment fee, payable quarterly in installments in arrears, on each March 31, June 30, September 30, and December 31 and on the Termination Date, commencing September 30, 1996. Each installment shall be in an amount equal to the product of (i) 0.125% per annum multiplied by (ii) the average daily Incremental Commitment, in each case during the period from and including the last payment date to and excluding the payment date for such installment, provided that each such installment shall be calculated in accordance with
         SECTION 4.1(F).

SECTION 5        CONDITIONS PRECEDENT.

         5.1 Conditions Precedent to Closing. This Agreement shall not become effective unless Administrative Agent has received all of the agreements, documents, instruments, and other items described on SCHEDULE 5.1 (with sufficient copies for the Lenders).

         5.2 Conditions Precedent to a Permitted Acquisition. Prior to the consummation of any Acquisition (whether or not the purchase price for such Acquisition is funded by Borrowings), Borrower (a) shall deliver to Administrative Agent (i) all supplements to, or revisions of, SCHEDULES 6.2(a), 6.7(a),





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
6.9, 6.11, and 6.13 which are required to make the disclosures in such Schedules accurate after giving effect to such Acquisition, and (ii) supplements to, or revisions of, SCHEDULES 7.12, 7.13 and 7.21, as applicable, if any Debt, Liens, or Investments acquired or incurred as a result of such Acquisition are not otherwise permitted by the Loan Papers; (b) shall have obtained, on or prior to the date of consummation of such Acquisition, the consent of Determining Lenders with respect to any revised or supplemental Schedules delivered pursuant to ITEMS (I) and (II) preceding; and (c) shall have delivered to Administrative Agent a certificate (substantially in the form of EXHIBIT E-2 and otherwise acceptable to Administrative Agent) (i) confirming that all representations and warranties in this Agreement are true and correct immediately prior to and after giving effect to the Acquisition, (ii) confirming that no Default or Potential Default exists at the time of the Acquisition and after giving effect to the Acquisition, (iii) providing the calculations supporting the Companies' compliance with SECTION 7.12 and SECTION 7.28(A) after giving effect to the Acquisition, (iv) confirming that the Companies are Solvent immediately prior to and after giving effect to the Acquisition, and (v) confirming that the Acquisition meets all other requirements of a "Permitted Acquisition."

         5.3 Conditions Precedent to Each Borrowing. In addition to the conditions stated in SECTION 5.1 and SECTION 5.2, Lenders will not be obligated to fund (as opposed to continue or convert) any Borrowing (including any Competitive Borrowing), and Administrative Agent will not be obligated to issue any LC, as the case may be, unless on the date of such Borrowing or issuance (and after giving effect thereto), as the case may be: (a) Administrative Agent shall have timely received therefor a Notice of Borrowing, a Notice of LC (together with the applicable LC Agreement), or Notice of Competitive Borrowing as the case may be; (b) Administrative Agent shall have received, as applicable, the LC fees provided for in SECTION 4.3 and 4.4 hereof or the Competitive Bid fees as provided for in SECTION 4.5 hereof, if applicable; (c) all of the representations and warranties of Borrower or any Company set forth in the Loan Papers are true and correct in all material respects (except to the extent that (i) the representations and warranties speak to a specific date or
(ii) in the case of representations and warranties set forth in SECTIONS 6.2, 6.3, 6.7, 6.9, 6.11, 6.13, 6.19, and 6.20, the facts on which such representations and warranties are based have been changed by transactions contemplated or permitted by this Agreement and, if applicable, supplemental Schedules have been delivered with respect thereto and, in the case of SCHEDULES 6.2(A), 6.7(A), 6.9, 6.11 and 6.13, approved by Determining Lenders);
(d) no change in the financial condition of any Company which is a Material Adverse Event shall have occurred; (e) no Default or Potential Default shall have occurred and be continuing; (f) the funding of such Borrowings and issuance of such LC, as the case may be, is permitted by Law; (g) in the event all or any part of the proceeds of the Borrowing will be used to finance a Permitted Acquisition, Administrative Agent shall have timely received certified copies of any and all purchase agreements executed by any Restricted Company in connection with such Permitted Acquisition, together with all financial information and projections required by the Loan Papers in connection with a Permitted Acquisition, including, without limitation, all items required in SECTION 5.2; and (h) all matters related to such Borrowing must be satisfactory to Determining Lenders and their respective counsel in their reasonable determination, and upon the reasonable request of Administrative Agent, Borrower shall deliver to Administrative Agent evidence substantiating any of the matters in the Loan Papers which are necessary to enable Borrower to qualify for such Borrowing. Each Notice of Borrowing and LC Agreement delivered to Administrative Agent shall constitute the representation and warranty by Borrower to Administrative Agent that the statements in CLAUSES
(c), (d), (e), and (f) above are true and correct in all respects. Each condition precedent in this Agreement is material to the transactions contemplated in this Agreement, and time is of the essence in respect of each thereof. Subject to the prior approval of Determining Lenders, Lenders may fund any Borrowing, and Administrative Agent may issue any LC, without all conditions being satisfied, but, to the extent permitted by Law, the same shall not be deemed to be a waiver of the requirement that each such condition precedent be satisfied as a prerequisite for any subsequent funding or issuance, unless Determining Lenders specifically waive each such item in writing.

         5.4 Conditions Precedent to Availability of the Incremental Commitment. In addition to the conditions stated in SECTION 5.1 and SECTION 5.3, Lenders shall not be obligated to fund any portion of the Incremental Commitment until such time as the Companies have obtained the necessary Special Regulatory Approvals and have delivered to Administrative Agent (a) legal opinions of the Companies' regulatory counsel, in form and substance acceptable to Administrative Agent and its counsel, confirming that all Special Regulatory Approvals have been obtained by the Companies and no further approvals, authorizations, consents, adjudications or orders of the FCC or any state PUC are required to be obtained by the Companies in connection with Borrowings of amounts available pursuant to the Incremental Commitment and the extension of the Termination Date to June 30, 2001; and (b) any other evidence of such Special Regulatory Approvals as Administrative Agent or its counsel may reasonably request.

SECTION 6 REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Administrative Agent and Lenders as follows:

         6.1 Purpose of Credit Facility. Borrower (a) will use (or will loan such proceeds to Restricted Subsidiaries to so use) all proceeds of Borrowings for one or more of the following: (i) working capital; (ii) general corporate purposes of the Companies; (iii) Capital Expenditures of the Companies (including, without limitation, the Network Construction Project);
(iv) the financing of Permitted Acquisitions; (v) prepayments or redemptions in respect of the IDB Subordinated Debt (to the extent such Debt is not converted to equity); and (vi) repayment of outstanding indebtedness under the Existing Agreement owed to any Existing Lender that is not a Lender hereunder; and (b) will use all LCs issued pursuant to the Revolving Facility solely for the purpose of securing Company obligations under Special Guaranties, and Company obligations of a type described in SECTION 7.13(B)(IV) as all such obligations arise in the ordinary course of business of the Companies. No Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U. No part of the proceeds of any Borrowing will be used, directly or indirectly, for a purpose which violates any Law, including without limitation, the provisions of Regulation U. Without the prior written consent of Determining Lenders, no part of the proceeds of any Borrowing will be used to make any prepayments on, or redemptions of, any Debt evidenced by or associated with any Note Agreement.

         6.2 Existence, Good Standing, Authority, and Authorizations. Each Restricted Company is duly organized, validly existing, and in good standing under the Laws of its jurisdiction of organization (such jurisdictions being identified on SCHEDULE 6.3(A), as supplemented and modified in writing from time to time to reflect any changes to such Schedule as a result of transactions permitted by the Loan Papers). Except where failure could not be a Material Adverse Event, each Company (other than the Inactive Subsidiaries)
(a) is duly qualified to transact business and is in good standing in each jurisdiction where the nature and extent of its business and properties require the same (such jurisdictions, as of the Closing Date, and the last day of each fiscal quarter thereafter, and at the time of any Permitted Acquisition, being identified on SCHEDULE 6.3(A), as supplemented and modified in writing from time to time to reflect any changes to such Schedule as a result of transactions permitted by the Loan Papers), and (b) possesses all requisite authority, power, licenses, permits, Authorizations, and franchises to use its assets and conduct its business as is now being, or is contemplated herein to be, conducted, except where failure could not be a Material Adverse Event. No Authorization is required to authorize, or is required in connection with, the execution, delivery, legality, validity, binding effect, performance, or enforceability of the Loan Papers, or any Permitted Acquisition (including any change of control occurring as a result thereof) consummated on or prior to the date this representation or warranty (or reconfirmation thereof) is made under the Loan Papers, except (i) as shall have been obtained upon or prior to the execution and delivery of the relevant Loan Paper or the consummation of the relevant Permitted Acquisition, as the case may be, (ii) as set forth on SCHEDULE 6.2(A), as supplemented and modified, or as otherwise disclosed in writing to Administrative Agent and Lenders from time to time so long as such supplement, modification or disclosure has been approved by Determining Lenders, and (iii) those Authorizations the failure of which to be obtained or made could not be a Material Adverse Event and, in the case of the relevant Permitted Acquisition, would not reasonably be expected to materially impair the value to the Companies of, or the benefits to be derived by the Companies from, the relevant Permitted Acquisition. All Authorizations of the FCC and any PUC of the Restricted Companies necessary to conduct their businesses as of the Closing Date are described on SCHEDULE 6.2(B). The Restricted Companies have obtained all Authorizations of the FCC and any applicable PUC necessary to conduct their businesses, and all such Authorizations are in full force and effect, without conditions except such conditions as are generally applicable to holders of such Authorizations.
There are no violations of any such Authorizations which could, individually or collectively, be a Material Adverse Event, nor are there any proceedings pending or, to the knowledge of Borrower, threatened against the Restricted Companies to revoke or limit any such Authorization which could, individually or collectively, be a Material Adverse Event, and Borrower has no knowledge that any such Authorizations will not be renewed in the ordinary course, except for any nonrenewals that could not be a Material Adverse Event.

         6.3 Subsidiaries; Capital Stock. Borrower has no Subsidiaries except as disclosed on SCHEDULE 6.3(A) (as supplemented and modified in writing from time to time to reflect any changes to such Schedule as a result of transactions permitted by the Loan Papers). All of the outstanding shares of capital stock (or similar voting interests) of each Restricted Subsidiary are duly authorized, validly issued, fully paid, and nonassessable and are owned of record and beneficially as set forth on SCHEDULE 6.3(A) (as supplemented and modified in writing from time to time to reflect any changes to such Schedule as a result of transactions permitted by the Loan Papers), free and clear of any Liens, restrictions, claims, or Rights of another Person, other than Permitted Liens, and none of such shares owned by another Restricted Company is subject to any restriction on transfer thereof except for restrictions imposed by securities Laws and general corporate Laws. No Restricted Subsidiary has outstanding any warrant, option, or other Right of any Person to acquire any of its capital stock or similar equity interests, except as set forth on SCHEDULE 6.3(B) (as supplemented and modified in writing from time to time to reflect any changes to such Schedule as a result of transactions permitted by the Loan Papers). The Inactive Subsidiaries are not engaged in the business of long distance telephone transmission, local telephone service, cellular telephone service, or operator or interexchange services and do not engage in any other material trade, business, or other activity; none of the Inactive Subsidiaries has any material assets or liabilities, nor does any other Company have any liability, direct or indirect, with respect to any Inactive Subsidiary. The Receivables Subsidiary is not engaged in any activity, nor does it own any asset, other than those incidental to Accounts Receivable Financings.

         6.4 Authorization and Contravention. The execution and delivery by each Company of each Loan Paper to which it is a party and the performance by such Company of its obligations thereunder (a) are within the corporate power of such Company, (b) will have been duly authorized by all necessary corporate action on the part of such Company when such Loan Paper is executed and delivered, (c) require no action by or in respect of, or filing with, any Governmental Authority, which action or filing has not been taken or made on or prior to the Closing Date (or if later, the date of execution and delivery of such Loan Paper) other than, on or prior to the satisfaction of the conditions precedent set forth in SECTION 5.4, the Special Regulatory Approvals, (d) will not violate any provision of the charter or bylaws of such Company, (e) will not violate any provision of Law applicable to it, other than such violations which individually or collectively could not be a Material Adverse Event, (f) will not violate any Material Agreements to which it is a party, other than such violations which could not be a Material Adverse Event, or (g) will not result in the creation or imposition of any Lien on any asset of any Company. Other than such consents and approvals the failure of which to obtain could not be a Material Adverse Event, (i) each Company has obtained as of the date of execution and delivery of the relevant Loan Paper all necessary consents and approvals of any Person or Governmental Authority required to be obtained in order for such Company to execute, deliver, and perform such Loan Paper other than, on or prior to the satisfaction of the conditions precedent set forth in
SECTION 5.4, the Special Regulatory Approvals, and (ii) the Companies have (or will have upon consummation thereof) all necessary consents and approvals of any Person or Governmental Authority required to be obtained in order to effect any asset transfer, change of control, merger, or consolidations permitted by the Loan Papers.

         6.5 Binding Effect. Upon execution and delivery by all parties thereto, each Loan Paper will constitute a legal, valid, and binding obligation of each Company party thereto, enforceable against each such Company in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

         6.6 Financial Statements. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the consolidated financial condition, results of operations, and cash flows of the Companies as of and for the portion of the fiscal year ending on the date or dates thereof (subject only to normal year-end audit adjustments). There were no material liabilities, direct or indirect, fixed or contingent, of the Companies as of the date or dates of the Current Financials which are required under GAAP to be reflected therein or in the notes thereto, and are not so reflected. Except for transactions directly related to, or specifically contemplated by, the Loan Papers, there have been no changes in the consolidated financial condition of the Companies from that shown in the Current Financials after such date which could be a Material Adverse Event, nor has Borrower or any Company incurred any liability (including, without limitation, any liability under any Environmental Law), direct or indirect, fixed or contingent, after such date which could be a Material Adverse Event.

         6.7     Litigation, Claims, Investigations.  Except as described on
SCHEDULE 6.7(A), as supplemented and modified in writing from time to time, or as otherwise disclosed to Administrative Agent and Lenders in writing from time to time (so long as such supplements, modifications, and disclosures have been approved by Determining Lenders), no Company is subject to, or aware of the threat of, any Litigation which is reasonably likely to be determined adversely to any Company and, if so adversely determined, could be a Material Adverse Event. There are no outstanding orders or judgment for the payment of money in excess of $20,000,000 (individually or collectively) or any warrant of attachment, sequestration, or similar proceeding against any Company's assets having a value (individually or collectively) of $20,000,000 which is not either (i) stayed on appeal or (ii) being diligently contested in good faith by appropriate proceedings and adequate reserves have been set aside on the books of such Company in accordance with GAAP. Moreover, except as set forth on
SCHEDULE 6.7(A), as supplemented and modified in writing from time to time, or as otherwise disclosed to Administrative Agent and Lenders (so long as such supplements, modifications and disclosures have been approved by Determining Lenders), there are no formal complaints, suits, claims, investigations, or proceedings initiated at or by any Governmental Authority pending or threatened by or against any Company which could be a Material Adverse Event, nor are there any judgments, decrees, or orders of any Governmental Authority outstanding against any Company that could be a Material Adverse Event. For purposes of this SECTION 6.7, in addition to the Litigation that could be a Material Adverse Event and that is listed on SCHEDULE 6.7(A) or in supplements thereto or disclosures relating thereto, any Litigation, claim, or investigation for which the amount or range of potential loss is equal to or in excess of $10,000,000 (based on the good faith estimate of Borrower) and that is not otherwise listed on SCHEDULE 6.7(A) or in supplements thereto or disclosures relating thereto has been listed on SCHEDULE 6.7(B) (or in supplements thereto or disclosures relating thereto). Additionally, the aggregate range of potential loss exposure for all Litigation, claims, or investigations not described on SCHEDULE 6.7(B) (or supplements thereto or disclosures relating thereto) would be less than $20,000,000 (based on the good faith estimate of Borrower).

         6.8 Taxes. All Tax returns of each Company required to be filed have been filed (or extensions have been granted) prior to delinquency, except for any such returns for which the failure to so file could not be a Material Adverse Event, and all Taxes imposed upon each Company which are due and payable have been paid prior to delinquency, other than Taxes for which the criteria for Permitted Liens (as specified in SECTION 7.13(B)(VII)) have been satisfied or for which nonpayment thereof could not constitute a Material Adverse Event.

         6.9 Environmental Matters. Other than as set forth on SCHEDULE 6.9, as supplemented and modified in writing from time to time, or as otherwise disclosed to Administrative Agent and Lenders (so long as such supplements, modifications, and disclosures have been approved by Determining Lenders), no Company (a) knows of any environmental condition or circumstance, such as the presence or Release of any Hazardous Substance, on any property presently or previously owned by any Company that could be a Material Adverse Event, (b) knows of any violation by any Company of any Environmental Law, except for such violations that could not be a Material Adverse Event, or (c) knows that any Company is under any obligation to remedy any violation of any Environmental Law, except for such obligations that could not be a Material Adverse Event; provided, however, that each Company (x) to the best of its knowledge, has in full force and effect all environmental permits, licenses, and approvals required to conduct its operations and is operating in substantial compliance thereunder, and (y) has taken prudent steps to determine that its properties and operations are not in violation of any Environmental Law.

         6.10 Employee Benefit Plans. (a) No Employee Plan has incurred an accumulated funding deficiency, as defined in section 302 of ERISA and section 412 of the Code, (b) neither Borrower nor any ERISA Affiliate has incurred material liability which is currently due and remains unpaid under Title IV of ERISA to the PBGC or to an Employee Plan in connection with any such Employee Plan, (c) neither Borrower nor any ERISA Affiliate has withdrawn in whole or in part from participation in a Multiemployer Plan, (d) Borrower has not engaged in any "prohibited transaction" (as defined in section 406 of ERISA or section 4975 of the Code) which would be a Material Adverse Event, and (e) no Reportable Event has occurred which is likely to result in the termination of an Employee Plan. The present value of all benefit liabilities within the meaning of Title IV of ERISA under each Employee Plan (based on those actuarial assumptions used to fund such Employee Plan) did not, as of the last annual valuation date for the 1995 plan year of such Plan, exceed the value of the assets of such Employee Plan, and the total present values of all benefit liabilities within the meaning of Title IV of ERISA of all Employee Plans (based on the actuarial assumptions used to fund each such Plan) did not, as of the respective annual valuation dates for the 1995 plan year of each such Plan, exceed the value of the assets of all such plans.

         6.11 Properties; Liens. Except as set forth on SCHEDULE 6.11 (as supplemented and modified in writing from time to time to reflect any changes to such Schedule as a result of transactions permitted by the Loan Papers so long as such supplement or modification has been approved by Determining Lenders), each Company has good and marketable title to (or, in the case of Rights of Way, the right to use) all its property reflected on the Current Financials (except for property that is obsolete or that has been disposed of in the ordinary course of business or as otherwise permitted by the Loan Papers). Except for Permitted Liens, there is no Lien on any property of any Company, and the execution, delivery, performance, or observance of the Loan Papers will not require or result in the creation of any Lien on such property.

         6.12 Government Regulations. No Company is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or any other Law (other than Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System and the requirements of any PUC or public service commission) which regulates the incurrence of Debt.

         6.13    Transactions with Affiliates.  Except as disclosed on SCHEDULE
6.13 (as supplemented and modified in writing from time to time, so long as such supplement or modification has been approved by Determining Lenders), no Company is a party to a material transaction with any of its Affiliates (excluding other Companies), other than transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than such Company could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate. For purposes of this
SECTION 6.13, a transaction is "material" if it requires any Company to pay more than $10,000,000 during the term of the agreement governing such transaction.

         6.14 Debt. No Company is an obligor on any Debt other than Permitted Debt.

         6.15 Material Agreements. There are no failures of Material Agreements to be in full force and effect, and no default or potential default exists on the part of any Company thereunder, which could be a Material Adverse Event.

         6.16 Insurance. Each Company maintains with financially sound, responsible, and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance concerning its properties and businesses against such casualties and contingencies and of such types and in such amounts (and with co-insurance and deductibles) as is customary in the case of same or similar businesses.

         6.17 Labor Matters. There are no actual or threatened strikes, labor disputes, slow downs, walkouts, or other concerted interruptions of operations by the employees of any Company that could be a Material Adverse Event. Hours worked by and payment made to employees of the Companies have not been in violation of the Fair Labor Standards Act or any other applicable Law dealing with such matters, other than any such violations, individually or collectively, which could not constitute a Material Adverse Event. All payments due from any Company on account of employee health and welfare insurance have been paid or accrued as a liability on its books, other than any such nonpayments which could not, individually or collectively, constitute a Material Adverse Event.

         6.18 Solvency. At the time of each Borrowing hereunder and on the date of each Permitted Acquisition, each Restricted Company is (and after giving effect to the transactions contemplated by the Loan Papers, any Permitted Acquisition, and any incurrence of additional Debt will be) Solvent.

         6.19 Trade Names. No Restricted Company has used or transacted business exclusively under any other corporate or trade name in any jurisdiction in the five-year period preceding the Closing Date, except as set forth on SCHEDULE 6.19 (as supplemented and modified in writing from time to time to reflect transactions permitted by the Loan Papers).

         6.20 Intellectual Property. Each Company owns or has sufficient and legally enforceable rights to use all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, and trade names necessary to continue to conduct its businesses as heretofore conducted by it, now conducted by it, and now proposed to be conducted by it. Each Company is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret, or other intellectual property right of others, other than any such infringements or claims which, if successfully asserted against or determined adversely to any Company, could not, individually or collectively, constitute a Material Adverse Event. To the knowledge of any Company, except as set forth on SCHEDULE 6.20 (as supplemented and modified in writing from time to time to reflect transactions permitted by the Loan Papers), there is no material infringement or claim of infringement by others of any patent, copyright, service mark, trademark, trade name, trade secret, or other intellectual property of any Company.

         6.21 Compliance with Laws. No Company is in violation of any Laws, other than such violations which could not, individually or collectively, be a Material Adverse Event. No Company has received notice alleging any noncompliance with any Laws, except for such noncompliance which is listed on
SCHEDULE 6.7(A) or SCHEDULE 6.7(B), which has been cured or no longer exists, or which could not constitute a Material Adverse Event.

         6.22 Regulation U. "Margin Stock" (as defined in Regulation U) constitutes less than 25% of those assets of the Companies which are subject to any limitation on sale, pledge, or other restriction hereunder.

         6.23 Full Disclosure. There is no material fact or condition relating to the Loan Papers or the financial condition, business, or property of any Company which could be a Material Adverse Event and which has not been related, in writing, to Administrative Agent. All information heretofore furnished by any Company to any Lender or Administrative Agent in connection with the Loan Papers was, and all such information hereafter furnished by any Company to any Lender or Administrative Agent will be, true and accurate in all material respects or based on reasonable estimates on the date as of which such information is stated or certified.

SECTION 7 COVENANTS. Borrower covenants and agrees that, from the Closing Date and so long thereafter as Lenders are committed to fund Borrowings and Administrative Agent is committed to issue LCs under this Agreement and thereafter until the payment in full of the Principal Debt (and termination of outstanding LCs and Financial Hedges with any Lender or any Affiliate of any Lender, if any, unless such Lender shall otherwise consent) and payment in full of all other interest, fees, and other amounts of the Obligation then due and owing, unless Borrower receives a prior written consent to the contrary by Administrative Agent as authorized by Determining Lenders:

         7.1 Use of Proceeds. Borrower shall use the proceeds of Borrowings only for the purposes represented herein.

         7.2 Books and Records. Each Restricted Company shall maintain books, records, and accounts necessary to prepare financial statements in accordance with GAAP.

         7.3 Items to be Furnished. Borrower shall cause the following to be furnished to Administrative Agent for delivery to Lenders:

                 (a) Promptly after preparation, and no later than 90 days after the last day of each fiscal year of Borrower, Financial Statements showing the consolidated (as to the Companies) financial condition and results of operations of the Companies as of, and for the year ended on, such last day, accompanied by:

                          (i)     the unqualified opinion of a firm of
                 nationally-recognized independent certified public accountants, based on an audit using generally accepted auditing standards, that such Financial Statements were prepared in accordance with GAAP and present fairly the consolidated financial condition and results of operations of the Companies;

                          (ii) any management letter prepared by such accounting firm;

                          (iii) a certificate from such accounting firm to Administrative Agent indicating that during its audit it obtained no knowledge of any Default or Potential Default or, if it obtained such knowledge, the nature and period of existence thereof;

                          (iv) a letter from such accounting firm addressed to Borrower, with a copy to Administrative Agent, acknowledging that (A) Borrower plans to provide Administrative Agent with such audited Financial Statements and accompanying audit report, (B) Administrative Agent has informed Borrower that Administrative Agent and Lenders intend to rely on such firm's audit report accompanying such Financial Statements, and (C) Borrower intends for Administrative Agent and Lenders to so rely; and

                          (v) a Compliance Certificate with respect to such Financial Statements.

                 (b) Promptly after preparation, and no later than 45 days after the last day of each fiscal quarter of Borrower (other than the fourth fiscal quarter of each fiscal year), Financial Statements showing the consolidated (as to the Companies) financial condition and results of operations of the Companies for such fiscal quarter and for the period from the beginning of the current fiscal year to, such last day, accompanied by a Compliance Certificate with respect to such Financial Statements.

                 (c) On or prior to January 31 of each fiscal year of Borrower, the financial budget for such fiscal year, accompanied by a certificate executed by a Responsible Officer certifying that such budget was prepared by Borrower based on assumptions which, in light of the historical performance of the Companies and their prospects for the future, are realistic and achievable.

                 (d) Notice, promptly after Borrower knows or has reason to know of, (i) the existence and status of any Litigation which could be a Material Adverse Event, or of any order or judgment for the payment of money in excess of $10,000,000 (individually or collectively) or any warrant of attachment, sequestration or similar proceeding against a Company's assets having a value (individually or collectively) of $10,000,000, (ii) any material change in any material fact or circumstance represented or warranted in any Loan Paper, (iii) a Default or Potential Default, specifying the nature thereof and what action Borrower or any other Company has taken, is taking, or proposes to take with respect thereto, (iv) the receipt by any Restricted Company of any notice from any Governmental Authority of the expiration without renewal, termination, material modification or suspension of, or institution of any proceedings to terminate, materially modify, or suspend, any Authorization granted by the FCC or any applicable PUC, or any other Authorization which any Restricted Company is required to hold in order to operate its business in compliance with all applicable Laws, (v) any federal, state, or local statute, regulation, or ordinance or judicial or administrative order limiting or controlling the operations of any Restricted Company which has been issued or adopted hereafter and which is of material adverse importance or effect in relation to the operation of any Restricted Company, (vi) the receipt by any Company of notice of any violation or alleged violation of any Environmental Law, which violation or alleged violation could individually or collectively with other such violations or allegations, constitute a Material Adverse Event, or
         (vii) (A) the occurrence of a Reportable Event that, alone or together with any other Reportable Event, could reasonably be expected to result in liability of Borrower to the PBGC in an aggregate amount exceeding $10,000,000; (B) any expressed statement in writing on the part of the PBGC of its intention to terminate any Employee Plan or Plans; (C) Borrower's or an ERISA Affiliate's becoming obligated to file with the PBGC a notice of failure to make a required installment or other payment with respect to an Employee Plan; or (D) the receipt by Borrower or an ERISA Affiliate from the sponsor of a Multiemployer Plan of either a notice concerning the imposition of withdrawal liability in an aggregate amount exceeding $10,000,000 or of the impending termination or reorganization of such Multiemployer Plan.

                 (e) Promptly after any of the information or disclosures provided on any of the Schedules delivered pursuant to this Agreement becomes outdated or incorrect in any material respect, such revised or updated Schedule(s) as may be necessary or appropriate to update or correct such information or disclosures; provided that in the case of SCHEDULES 6.2(A), 6.7(A), 6.9, 6.11, and 6.13, the information thereon shall not be deemed accepted for purposes of this Agreement or become part of the Loan Papers unless approved by Determining Lenders.

                 (f) Promptly after preparation, true, correct, and complete copies of all material reports or filings filed by or on behalf of any Company with any Governmental Authority (including the FCC and the Securities and Exchange Commission).

                 (g) Promptly after the filing thereof, a true, correct, and complete copy of each Form 10-K, Form 10-Q, and Form 8-K filed by or on behalf of Borrower with the Securities and Exchange Commission.

                 (h) Promptly upon request therefor by Administrative Agent or two or more Lenders (through Administrative Agent), such information (not otherwise required to be furnished under the Loan Papers) respecting the business affairs, assets, and liabilities of the Companies, and such opinions, certifications and documents, in addition to those mentioned in this Agreement, as reasonably requested.

         7.4 Inspections. Upon reasonable notice, each Company shall allow Administrative Agent or any Lender (or their respective Representatives) to inspect any of its properties, to review reports, files, and other records and to make and take away copies thereof, to conduct tests or investigations, and to discuss any of its affairs, conditions, and finances with such Company's other creditors, directors, officers, or employees, or other representatives, and at any time after the occurrence and during the continuance of a Default, with such Company's independent accountants, from time to time, during reasonable business hours; provided that, notwithstanding the foregoing, prior to the occurrence of a Default or Potential Default, Administrative Agent or any Lender (or their respective Representatives) will obtain the prior approval of a Responsible Officer prior to any such discussions with officers or employees of any Company; provided, further, that, if a Default or Potential Default has occurred and is continuing, no such prior approval from a Responsible Officer shall be required to have been obtained by Lender, Administrative Agent or their respective Representatives.

         7.5 Taxes. Each Company (a) shall promptly pay when due any and all Taxes other than Taxes the applicability, amount or validity of which is being contested in good faith by lawful proceedings diligently conducted, and against which reserve or other provision required by GAAP has been made, and in respect of which levy and execution of any lien securing same have been and continue to be stayed, and (b) shall not, directly or indirectly, use any portion of the proceeds of any Borrowing to pay the wages of employees unless a timely payment to or deposit with the appropriate Governmental Authorities of all amounts of Tax required to be deducted and withheld with respect to such wages is also made.

         7.6 Payment of Obligations. Each Company (a) shall promptly pay (or renew and extend) all of its material obligations as the same become due (unless such obligations [other than the Obligation arising under the Loan Papers] are being contested in good faith by appropriate proceedings), and (b) shall not (i) at any time a Default or Potential Default exists, make any voluntary prepayment of principal of, or interest on, any other Debt (other than the Obligation), whether subordinate to the Obligation or not or (ii) use proceeds from the Revolving Facility to make any voluntary prepayment of principal of, or interest on, or sinking fund payment in respect of any Note Agreement.

         7.7 Maintenance of Existence, Assets, and Business. Except as otherwise permitted by SECTION 7.26, each Company (excluding the Inactive Subsidiaries) shall at all times: (a) maintain its existence and good standing in the jurisdiction of its organization and its authority to transact business in all other jurisdictions listed on SCHEDULE 6.3(A) (as supplemented and modified from time to time to reflect transactions permitted by the Loan Papers) where the failure to so maintain its authority to transact business could be a Material Adverse Event; (b) maintain all licenses, permits, and franchises necessary for its business where the failure to so maintain could be a Material Adverse Event; (c) keep all of its assets which are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs thereto and replacements thereof; and (d) do all things necessary to obtain, renew, extend, and continue in effect all Authorizations issued by the FCC or any applicable PUC which may at any time and from time to time be necessary for the Restricted Companies to operate their businesses in compliance with applicable Law, where the failure to so renew, extend, or continue in effect could be a Material Adverse Event.

         7.8 Insurance. Each Company shall, at its cost and expense, maintain insurance with financially sound and reputable insurers, in such amounts, and covering such risks, as shall be ordinary and customary for similar companies in the industry. Each Company shall deliver to Administrative Agent certificates of insurance for each such policy of insurance and evidence of payment of all premiums thereon.

         7.9 Preservation and Protection of Rights. Each Company shall perform such acts and duly authorize, execute, acknowledge, deliver, file, and record any additional agreements, documents, instruments, and certificates as Administrative Agent or Determining Lenders may reasonably deem necessary or appropriate in order to preserve and protect the Rights of Administrative Agent and Lenders under any Loan Paper.

         7.10 Employee Benefit Plans. Borrower shall not directly or indirectly, engage in any "prohibited transaction" (as defined in section 406 of ERISA or section 4975 of the Code), and Buyer and its ERISA Affiliates shall not, directly or indirectly, (a) incur any "accumulated funding deficiency" as such term is defined in section 302 of ERISA with respect to any Employee Plan,
(b) permit any Employee Plan to be subject to involuntary termination proceedings pursuant to Title IV of ERISA, or (c) fully or partially withdraw from any Multiemployer Plan, if such prohibited transaction, accumulated funding deficiency, termination proceeding or withdrawal would result in liability on the part of Borrower in excess of $10,000,000.

         7.11 Environmental Laws. Each Company shall (a) conduct its business so as to comply with all applicable Environmental Laws and shall promptly take corrective action to remedy any non-compliance with any Environmental Law, (b) shall promptly investigate and remediate any known Release or threatened Release of any Hazardous Substance on any property owned by any Company or at any facility operated by any Company to the extent and degree necessary to comply with Law and to assure that any Release or threatened Release does not result in a substantial endangerment to human health or the environment, and (c) establish and maintain a management system designed to ensure compliance with applicable Environmental Laws and minimize financial and other risks to each Company arising under applicable Environmental Laws or as a result of environmentally-related injuries to Persons or property. Borrower shall provide Administrative Agent with an annual recertification of its compliance with the foregoing covenant upon each anniversary of the Closing Date. Should any circumstances preclude Borrower from making such an annual certification, Borrower shall provide to Administrative Agent an explanation in detail satisfactory to Determining Lenders of the circumstances precluding such certification.

         7.12 Debt and Contingent Obligations. No Company shall, directly or indirectly, create, incur, or suffer to exist any direct, indirect, fixed, or contingent liability for any Debt or Contingent Obligations, other than:

                 (a)      The Obligation;

                 (b)      Debt incurred by Borrower under any Financial Hedge;

                 (c) Debt of any Restricted Company (other than a Foreign Restricted Subsidiary) to Borrower or another Restricted Company, Debt of Borrower to any Restricted Company, Debt of any Foreign Restricted Subsidiary to a Restricted Company to the extent permitted pursuant to
         SECTION 7.21(D) or Debt of any Restricted Company to the Receivables Subsidiary;

                 (d) Debt existing on the Closing Date (or such later date as such Schedule is revised or supplemented with the consent of Determining Lenders), as more particularly described on SCHEDULE 7.12 (the "EXISTING DEBT");

                 (e) Debt not otherwise permitted by this SECTION 7.12 (including, without limitation, Capital Leases or Debt assumed or created in connection with any Permitted Acquisition) of any Company (other than the Receivables Subsidiary), so long as (a) no Default or Potential Default exists on the date any such Debt is created, incurred, or assumed or arises as a result of or after giving effect to any such Debt incurrence; and (b) the aggregate amount of all such additional Debt of the Companies, when aggregated with the principal amount of Existing Debt then outstanding, does not exceed, at the time of any determination thereof, 7.5% of the amount of Total Debt for which the Companies may be obligated without violating the Leverage Ratio requirements set forth in SECTION 7.28(A);

                 (f)      Debt of Borrower not otherwise permitted by this
         SECTION 7.12 arising under or in connection with public or privately placed notes, debentures, bonds, debt securities or related indentures, or credit arrangements or other agreements (other than the IDB Subordinated Debt permitted by SECTION 7.12(G)), so long as (i) no Default or Potential Default exists on the date any such Debt is created or arises as a result of any borrowing thereunder; (ii) the provisions of the documents evidencing such Debt are not materially more restrictive (as reasonably determined by Administrative Agent) than the provisions of the Loan Papers, including, without limitation, any requirements for mandatory prepayments or redemptions at any time where similar payments are not required under the Loan Papers; (iii) such Debt provides for no scheduled payment of principal prior to June 30, 2002; (iv) such Debt is unsecured senior or unsecured subordinated Debt; and (v) the documents pursuant to which such Debt is issued are reasonably satisfactory to Administrative Agent and its counsel;

                 (g) The IDB Subordinated Debt existing on the Closing Date so long as the IDB Subordinated Debt remains expressly subordinate to the prior payment of the Obligation;

                 (h) Debt (including any Debt of the Receivables Subsidiary to any Restricted Company) arising under or in connection with any Accounts Receivable Financing to the extent such Accounts Receivable Financing and the related Accounts Receivable Financing Amount is permitted by SECTION 7.23(F); and

                 (i) Debt arising under or in connection with any of the following permitted Contingent Obligations:

                          (1) Guaranties of any Company (other than the Receivables Subsidiary) with respect to obligations of the Companies to landlords of leased premises under operating leases incurred in the ordinary course of business;

                          (2) Guaranties of any Company (other than the Receivables Subsidiary) with respect to obligations of any other Company under agreements for the purchase or lease of Network Facilities or services entered into by any such Company in the ordinary course of business;

                          (3) Endorsements in the ordinary course of business of instruments or items of payment for deposit to the general account of any Company;

                          (4)     Guaranties of the Obligation;

                          (5) So long as no Default or Potential Default exists on the date of any such guaranty or arises as a result of thereof, guaranties of any Restricted Company of the Debt described in ITEM (E) hereof;

                          (6) So long as no Default or Potential Default exists on the date of any such guaranty or arises as a result thereof, guaranties of any Restricted Company of the Debt described in ITEM (F) hereof so long as when such guaranties secure payment of Debt subordinated to the Obligation, these guaranties have been subordinated to the Obligation to the same extent as the related subordinated Debt; and

                          (7) Contingent Obligations that are incurred in respect of the following:

                                  (A)      guaranties of any Company (other
                          than the Receivables Subsidiary) with respect to obligations of a party (other than any Company) under any lease, which third-party guaranties arise in connection with a sale or other disposition permitted under SECTION 7.23;

                                  (B)      indemnifications of any Company
                          under Receivables Documents which evidence Accounts Receivables Financings permitted by SECTION 7.23(F);

                                  (C)      third-party loans and advances of
                          any Company (other than the Receivables Subsidiary) to employees of any Company for travel, entertainment, and relocation expenses incurred in the ordinary course of business;

                                  (D)      obligations of any Company to
                          insurers required in connection with worker's compensation and other insurance coverage incurred in the ordinary course of business;

                                  (E)      obligations of any Company (other
                          than the Receivables Subsidiary) under any Financial Hedge with any Lender or any Affiliate of any Lender; and

                                  (F)      guaranties of any Company (other
                          than the Receivables Subsidiary) made in the ordinary course of business by any Company of obligations of Borrower or any Wholly-owned Restricted Company, which obligations are not Debt and are not otherwise prohibited under this Agreement (but expressly excluding obligations under operating leases unless, and only to the extent, permitted by ITEM (1) under
                          SECTION 7.12(I)).

         7.13 Liens. No Company will, directly or indirectly, (a) enter into or permit to exist any arrangement or agreement which directly or indirectly prohibits any Company from creating or incurring any Lien on any of its assets, other than the Loan Papers, any Note Agreement, or any Receivables Documents evidencing Accounts Receivable Financings permitted by SECTION 7.23(F) (so long as any such Lien prohibition under such Receivables Documents is limited to the Receivables Program Assets transferred by such Receivables Documents), operating leases or Capital Leases (so long as any such Lien prohibition under such leases is limited to the property being leased thereunder), any arrangements or agreements relating to the Rights of Way and existing on January 5, 1995 (so long as any such Lien prohibition under any such arrangement or agreement is limited to the Rights of Way and related interests), and any other arrangements or agreements entered into by WTG or any Subsidiary thereof on or before January 5, 1995, which arrangements or agreements are not Material Agreements and are otherwise permitted under this Agreement, or (b) create, incur, or suffer or permit to be created or incurred or to exist any Lien upon any of its assets, except:

                 (i) Liens existing on the Closing Date (or such later date as such Schedule is revised or supplemented with the consent of Determining Lenders) as more particularly described on SCHEDULE 7.13 (collectively, the "EXISTING LIENS"), together with renewals and extensions thereof but not increases in the principal Debt secured thereby;

                 (ii) Additional Liens (herein so called) securing Debt permitted under SECTION 7.12(E) so long as (i) no Default or Potential Default exists on the date any such Lien is granted or created and
         (ii) the aggregate amount of all Debt secured by any such Additional Lien, does not exceed the amount of additional Debt permitted in
         SECTION 7.12(E) on any date of determination;

                 (iii) Pledges or deposits made to secure payment of worker's compensation, or to participate in any fund in connection with worker's compensation, unemployment insurance,
         pensions, or other social security programs, and   reasonable and
         customary reserves established in connection with the sale of Receivables permitted pursuant to SECTION 7.23(F);

                 (iv) Good-faith pledges or deposits made to secure performance of bids, tenders, insurance or other contracts (other than for the repayment of borrowed money), or leases, or to secure statutory obligations, surety or appeal bonds, or indemnity, performance, or other similar bonds as all such Liens arise in the ordinary course of business of the Companies;

                 (v) Encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, none of which impair in any material respect the use of such property by the Person in question in the operation of its business, and none of which is violated by existing or proposed structures or land use;

                 (vi) Liens of landlords or of mortgages of landlords, arising solely by operation of law, on fixtures and movable property located on premises leased in the ordinary course of business;

                 (vii) The following, so long as the validity or amount thereof is being contested in good faith and by appropriate and lawful proceedings diligently conducted, reserve or other appropriate provision (if any) required by GAAP shall have been made, levy and execution thereon have been stayed and continue to be stayed, and they do not in the aggregate materially detract from the value of the property of the Person in question, or materially impair the use thereof in the operation of its business: (i) claims and Liens for Taxes due and payable; (ii) claims and Liens upon, and defects of title to, real or personal property, including any attachment of personal or real property or other legal process prior to adjudication of a dispute of the merits; (iii) claims and Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other like Liens; and (iv) adverse judgments on appeal; and

                 (viii) Liens on the Receivables Program Assets created pursuant to any Receivables Documents evidencing Accounts Receivables Financings permitted by SECTION 7.23(F).

         7.14 Transactions with Affiliates. Except for those transactions listed on SCHEDULE 6.13 (as supplemented and modified in writing from time to time, so long as such supplement or modification has been approved by Determining Lenders), no Company shall enter into any material transaction with
any of its Affiliates     (excluding other Restricted Companies except Foreign
Restricted Subsidiaries), other than transactions in the    ordinary course of
business and upon fair and reasonable terms not materially less favorable than
such Company       could obtain or could become entitled to in an arm's-length
transaction with a Person that was not its    Affiliate and sales and
contributions of Receivables Program Assets from Borrower or certain Restricted Subsidiaries to the Receivables Subsidiary pursuant to an Accounts Receivable
Financing permitted by SECTION    7.23(F).  For purposes of this SECTION 7.14,
a transaction is "material" if it requires any Company to pay more than $10,000,000 during the term of the agreement governing such transaction.

         7.15 Compliance with Laws and Documents. No Company shall violate the provisions of any Laws applicable to it, including, without limitation, all rules and regulations promulgated by the FCC or any applicable PUC, or any Material Agreement to which it is a party if such violation alone, or when aggregated with all other such violations, could be a Material Adverse Event; no Restricted Company shall violate the provisions of its charter or bylaws, or modify, repeal, replace, or amend any provision of its charter or bylaws, if such action could be a Material Adverse Event.

         7.16 Permitted Acquisitions; Subsidiary Guaranties. In connection with each Permitted Acquisition, Borrower shall deliver, or cause to be delivered, to Administrative Agent (with sufficient copies for Lenders) each of the items described on SCHEDULE 7.16, on or before the date specified on such Schedule for each item. Borrower shall cause each Restricted Subsidiary (other than a Foreign Restricted Subsidiary) that becomes a Subsidiary of Borrower after the Closing Date (whether as a result of acquisition, merger, creation, designation by Borrower, or otherwise) or that becomes a Restricted Subsidiary (other than a Foreign Restricted Subsidiary) as a result of a change in status from an Inactive Subsidiary, to execute a Guaranty on the date such entity becomes a Restricted Subsidiary and promptly deliver (but in no event later than ten (10) days following consummation of the Permitted Acquisition) such Guaranty to Administrative Agent.

         7.17 New Business. Except as otherwise permitted in this Agreement, no Restricted Company will make any material change in its capital structure, and no Restricted Company will, directly or indirectly, permit or suffer to exist any material change in the type of businesses in which it is engaged from the businesses of the Companies as conducted on the Closing Date.

         7.18 Assignment. No Company shall assign or transfer any of its Rights, duties, or obligations under any of the Loan Papers; provided that, if any Restricted Company merges with another Restricted Company in accordance with SECTION 7.26 hereof, the assignment or transfer of such Rights, duties, and obligations shall be permitted, so long as the surviving Company assumes all obligations of the other Company arising under the Loan Papers.

         7.19 Fiscal Year and Accounting Methods. No Company will change its fiscal year for book accounting purposes or its method of accounting (other than immaterial changes in methods or as required by GAAP).

         7.20 Government Regulations. No Company will conduct its business in such a way that it will become subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or any other Law (other than Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System and the requirements of any PUC or public service commission) which regulates the incurrence of Debt.

         7.21    Loans, Advances, and Investments.  Except as permitted by
SECTION 7.22 or SECTION 7.26, no Company shall make any loan, advance, extension of credit, or capital contribution to, make any investment in, or purchase or commit to purchase any stock or other securities or evidences of Debt of, or interests in, any other Person, other than (a) obligations of, or fully guaranteed by, the United States of America (including repurchase obligations) maturing within one year from the date of acquisition; (b) short term certificates of deposit and time deposits, which mature within one year from the date of issuance and which are fully insured by the Federal Deposit Insurance Corporation or are issued by commercial banks organized under the Laws of the United States or any state thereof, Canada, western Europe, or Japan, with a long term debt rating of "A" or better by S&P or of "A2" or better by Moody's or with a short term commercial paper rating of "A-1" or better by S&P or "P-1" or better by Moody's; (c) commercial paper maturing in 270 days or less from the date of issuance and rated "P-1" or better by Moody's, or "A-1" or better by S&P; (d) loans, advances, extensions of credit, capital contributions and other investments between Restricted Companies or between Restricted Companies and the Receivables Subsidiary; provided that, (i) the aggregate amount of all such loans, advances, extensions of credit, and






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
capital contributions by Restricted Companies other than Foreign Restricted Subsidiaries to, and other investments in, Foreign Restricted Subsidiaries net of amounts repaid, royalties, dividends, distributions and any other return of capital shall not exceed at any time $50,000,000 outstanding; and (ii) any loans, advances, extensions of credit, capital contributions, and other investments by any Restricted Company in or to the Receivables Subsidiary shall be made solely in connection with an Accounts Receivable Financing permitted by
SECTION 7.23(F); (e) readily marketable tax-free municipal bonds of a domestic issuer maturing in three years or less from the date of acquisition thereof, which are rated "Aaa" or better by Moody's, or "AAA" or better by S&P; (f) demand deposit accounts maintained in the ordinary course of business; (g) Permitted Acquisitions by Restricted Companies, so long as the purchase price of any Permitted Acquisition made by a Foreign Restricted Subsidiary, when aggregated with the aggregate purchase prices of all such Permitted Acquisitions made by Foreign Restricted Subsidiaries on and after the Closing Date, may not exceed $25,000,000; (h) investments in GridNet, L.L.C., so long as the aggregate total investment in GridNet, L.L.C. by the Companies (whether by capital contribution, loan, leasing arrangement, or otherwise) since the formation of GridNet, L.L.C. shall not exceed $21,000,000 (unless otherwise permitted by CLAUSE (K)); (i) trade accounts receivable (including, without limitation, trade accounts receivable evidenced by promissory notes) which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms; (j) other investments existing on the Closing Date (or such later date as such Schedule is revised or supplemented with the consent of Determining Lenders) and described on SCHEDULE 7.21; and (k) other loans, advances, and investments not to exceed in the aggregate $50,000,000 per fiscal year, but only so long as (x) no Default or Potential Default exists, and (y) no Company makes any investment under this CLAUSE (K) whereby it incurs any liability as a general partner.

         7.22 Dividends and Distributions. No Company shall directly or indirectly declare, make, or pay any Distribution other than (a) Distributions declared, made, or paid by Borrower wholly in the form of its capital stock;
(b) Distributions by any Company to Borrower or any other Restricted Company; or (c) additional Distributions made or paid by Borrower on its common or preferred stock during any fiscal year, so long as (i) the aggregate amount of such Distributions under this CLAUSE (C) shall not exceed either (x) the greater of $50,000,000 or 15% of Borrower's consolidated net income for the twelve-month period then most recently ended, if the Leverage Ratio of the Companies at the time of such Distribution is greater than or equal to 3.0:1.0 or (y) the greater of $50,000,000 or 25% of Borrower's consolidated net income for the twelve-month period then most recently ended, if the Leverage Ratio of the Companies at the time of such Distribution is less than 3.0:1.0; and (ii) no Default or Potential Default exists or will exist as a result of any such Distribution. No Restricted Subsidiary shall enter into or permit to exist any arrangement or agreement which directly or indirectly prohibits any such Company from declaring, making, or paying, directly or indirectly, any Distribution to Borrower.

         7.23 Sale of Assets. No Company shall sell, assign, lease, transfer, or otherwise dispose of any of its assets other than (a) sales of inventory in the ordinary course of business, (b) the sale, discount, or transfer of delinquent accounts receivable in the ordinary course of business for purposes of collection, (c) occasional sales of immaterial assets for consideration not less than the fair market value thereof, (d) dispositions of obsolete assets, (e) sales, leases, or other dispositions from a Company to a Restricted Company, (f) the sale, assignment, transfer, or other disposition of undivided percentage interests in the Receivables Program Assets pursuant to any Accounts Receivables Financing, so long as the aggregate Accounts Receivable Financing Amount payable from the Receivables Program Assets to the purchasers under all such Accounts Receivables Financings does not exceed $500,000,000, (g) if no Default or Potential Default exists, sales of other assets (including sales of accounts receivable to the extent such accounts receivable are sold in conjunction with the sale of a business but excluding all other sales of accounts receivable); provided that the aggregate fair market value of all assets sold during the immediately preceding twelve-month period pursuant to this CLAUSE (G) shall not exceed, on any date of determination, 15% of the Annualized Operating Cash Flow of the Companies determined as of the fiscal quarter then most recently ended and, when aggregated with all asset sales permitted under this CLAUSE (G) occurring on or after the Closing Date, shall not exceed 30% of the Annualized Operating Cash Flow of the Companies determined as of the fiscal quarter then most recently ended; and (h) other leases of assets, so long as the aggregate fair market value of the assets so leased does not exceed $50,000,000 (exclusive of any assets leased by the Companies to GridNet, L.L.C. in compliance with SECTION 7.21(H)). If any sale permitted pursuant to this
SECTION 7.23 constitutes the sale of all of the capital stock of any Restricted Subsidiary, then upon consummation of any such sale and subject to satisfaction of the requirements of SECTION 3.2(F), the Guaranty of the Restricted Subsidiary so sold shall be deemed released and terminated and of no further force and effect. Administrative Agent shall execute and deliver such further instruments and take such further actions as may be reasonably requested by Borrower to evidence such release and termination of such Guaranty. Except for the Sale-Leaseback Financings and any extensions, amendments or modifications thereto, no Company will enter into any sale-leaseback arrangement with any Person pursuant to which such Company shall lease any asset (whether now owned or hereafter acquired) if such asset has been or is to be sold or transferred by any Company to any other Person.

         7.24 Financial Hedges. Not later than March 31, 1997, Borrower shall enter into, purchase, or acquire Financial Hedges (the terms of which are reasonably satisfactory to Administrative Agent) with a duration of at least two years, which Financial Hedges (together with the Existing Financial Hedges, the aggregate principal amounts then outstanding under the IDB Subordinated Debt (if any), and other Debt for borrowed money of the Companies on a consolidated basis which bears interest at a fixed rate for a period equal to or in excess of two years) shall assure that the net interest cost to Borrower on at least 25% of the Total Debt of the Companies outstanding on March 31, 1997, is fixed, capped or hedged; provided that any Financial Hedges structured as an interest rate cap shall not allow the three-month LIBOR rate, on average, to exceed 2% over the three-month LIBOR rate on the date such interest rate cap is effected under the applicable Financial Hedge.

         7.25 Amendments to Certain Agreements. With respect to any Note Agreement or the IDB Subordinated Debt, without the prior written consent of Determining Lenders, no Company will (a) execute any amendment, modification, or supplement thereto, or (b) consent to any material departure therefrom.

         7.26 Mergers and Dissolutions. No Company will, directly or indirectly, merge or consolidate with any other Person, other than (a) as a result of a Permitted Acquisition, (b) mergers among wholly-owned Restricted Companies (so long as the surviving entity is not a Foreign Restricted Subsidiary), or one or more wholly-owned Restricted Companies and Borrower, provided that, in any merger involving Borrower (including a Permitted Acquisition effected as a merger), Borrower must be the surviving entity, and, in any merger involving any other Restricted Company (including a Permitted Acquisition effected as a merger), the Restricted Subsidiary must be the surviving entity, (c) as previously approved by Determining Lenders, or (d) mergers of Inactive Subsidiaries with and into other Companies. Other than liquidations or dissolutions incident to Acquisitions between Restricted Companies permitted pursuant to SECTION 7.23(E) hereof or by mergers permitted under this SECTION 7.26, no Restricted Company shall liquidate, wind up, or dissolve (or suffer any liquidation or dissolution).

         7.27 Inactive Subsidiaries. No Inactive Subsidiary is or shall be engaged in the business of long distance telephone transmission, local telephone service, cellular telephone service, or operator or interexchange services, nor shall any Inactive Subsidiary engage in any material trade, business, or other activity, or own any material assets or liabilities. Borrower may from time to time designate additional





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Inactive Subsidiaries or change the designation of a Restricted Subsidiary to an Inactive Subsidiary, so long as (a) immediately prior to such designation and after giving effect thereto, no Default or Potential Default exists, (b) any newly-designated Inactive Subsidiary is not engaged in the business of long distance telephone transmission, local telephone service, cellular telephone service, or operator or interexchange services, does not engage in any material trade, business, or other activity, and has no material assets or liabilities, and (c) no other Company has any liability, direct or indirect, with respect to such Inactive Subsidiary. Borrower may change the designation of an Inactive Subsidiary to a Restricted Subsidiary, subject to the requirements of SECTION
7.16. Borrower may make each such designation or redesignation by delivering to Administrative Agent (with sufficient copies for Lenders) a revised SCHEDULE 6.3(A) indicating the designation or redesignation of the Inactive Subsidiary, or Restricted Company, as the case may be, together with a written statement executed by a Responsible Officer of Borrower representing and warranting, on behalf of Borrower, that the conditions set forth in CLAUSES (A) through (C) preceding have been satisfied and that the statements in such clauses are true and correct as to the newly-designated Inactive Subsidiary or Restricted Company, as the case may be. Upon delivery of any revised SCHEDULE 6.3(A) (and related statement of representations and warranties as herein required) which specifies a redesignation of a Restricted Company to an Inactive Subsidiary, the Guaranty of the newly-designated Inactive Subsidiary shall immediately be deemed released and of no further force and effect.

         7.28 Financial Covenants. As calculated on a consolidated basis for the Companies:

                 (a) Borrower shall never permit the Leverage Ratio of the Companies to exceed the following during the applicable period:

                  ===========================================================
                             Period                               Minimum
                                                              Ratio Permitted
                  ===========================================================

                  Closing Date - June 30, 1998                 4.00 : 1.00
                  -----------------------------------------------------------
                  July 1, 1998 - December 31, 1999             3.50 : 1.00
                  -----------------------------------------------------------
                  January 1, 2000 and thereafter               3.00 : 1.00
                  ===========================================================


                 (b) Borrower shall never permit the ratio of the Operating Cash Flow of the Companies to the Interest Expense of the Companies for any 6-month period ending on the date of determination to be less than the following during the applicable period:

                  ===========================================================
                             Period                               Minimum
                                                              Ratio Permitted
                  ===========================================================
                  Closing Date - December 31, 1996              2.50 : 1.00
                  -----------------------------------------------------------
                  January 1, 1997 - December 31, 1997           2.75 : 1.00
                  -----------------------------------------------------------
                  January 1, 1998 and thereafter                3.00 : 1.00
                  ===========================================================


                 (c) Borrower shall never permit the Fixed Charge Ratio of the Companies for any 12-month period ending on the date of determination to be less than 1.50 : 1.00.

                 (d) Borrower shall never permit the sum of (i) the consolidated net worth of the Companies as calculated at the end of each of its fiscal quarters plus (ii) to the extent deducted





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
         in the calculation of consolidated net worth, up to $450,000,000 in non-cash charges made by the Companies in connection with the write-off of obsolete equipment or the write-off of goodwill and intangibles principally related to the operator service business of the Companies:

                          (A) to be less than the consolidated net worth of the Companies as of December 31, 1994, plus 25% of the consolidated net income of the Companies for each fiscal quarter of the Companies ending after December 31, 1994, and added to consolidated net worth on the last day of each such successive fiscal quarter (provided that if the consolidated net income for any fiscal quarter is less than $0, then the incremental amount added to required consolidated net worth for that fiscal quarter shall be $0); or

                          (B)     to decline for two consecutive fiscal
                 quarters.

SECTION 8 DEFAULT. The term "DEFAULT" means the occurrence of any one or more of the following events:

         8.1 Payment of Obligation. The failure or refusal of any Company to pay (a) Principal Debt when the same becomes due in accordance with the Loan Papers, or (b) interest, fees, or any other part of the Obligation within five days after the same becomes due and payable in accordance with the Loan Papers;
(c) the indemnifications and reimbursements provided for in SECTIONS 3.16 and
3.18 within ten days after demand therefor as required by such Sections; or (d) the failure of the Company to punctually and properly perform, observe, and comply with SECTION 9.13 or with any other provision in the Loan Papers setting forth indemnification or reimbursement obligations (other than pursuant to SECTIONS 3.16 and 3.18) of the Companies, and such failure or refusal continues for 15 days.

         8.2 Covenants. The failure or refusal of Borrower (and, if applicable, any other Company) to punctually and properly perform, observe, and comply with:

                 (a) Any covenant, agreement, or condition contained in SECTIONS 7.1, 7.6(B), 7.12, 7.13, 7.14, 7.16 through 7.18, 7.20, and
         7.21 through 7.28; and

                 (b)      Any covenant, agreement, or condition contained in
         SECTION 7.3 or 7.15, and such failure or refusal continues for 15 days; or

                 (c) Any other covenant, agreement, or condition contained in any Loan Paper (other than the covenants to pay the Obligation set forth in SECTION 8.1 and the covenants in CLAUSES (A) and (B) preceding), and such failure or refusal continues for 30 days.

         8.3 Debtor Relief. Any Restricted Company (a) shall not be Solvent, (b) fails to pay its Debts generally as they become due, (c) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Relief Law, other than as a creditor or claimant, or (d) becomes a party to or is made the subject of any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, that could suspend or otherwise adversely affect the Rights of Administrative Agent or any Lender granted in the Loan Papers (unless, in the event such proceeding is involuntary, the petition instituting same is dismissed within 60 days after its filing).

         8.4 Judgments and Attachments. Any Company fails, within 60 days after entry, to pay, bond, or otherwise discharge any judgment or order for the payment of money in excess of $20,000,000





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
(individually or collectively) or any warrant of attachment, sequestration, or similar proceeding against any Company's assets having a value (individually or collectively) of $20,000,000, which is not either (a) stayed on appeal or (b) being diligently contested in good faith by appropriate proceedings and adequate reserves have been set aside on the books of such Company in accordance with GAAP.

         8.5 Government Action. (a) A final non-appealable order is issued by any Governmental Authority, including, but not limited to, the FCC or the United States Justice Department, seeking to cause any Restricted Company to divest a significant portion of its assets pursuant to any antitrust, restraint of trade, unfair competition, industry regulation, or similar Laws, or (b) any Governmental Authority shall condemn, seize, or otherwise appropriate, or take custody or control of all or any substantial portion of the assets of any Restricted Company.

         8.6 Misrepresentation. Any representation or warranty made by any Company contained in any Loan Paper shall at any time prove to have been incorrect in any material respect when made.

         8.7 SEC Reporting Requirements. Borrower fails to comply with any reporting requirements of the Securities Exchange Act of 1934, as amended, for which the failure to report could constitute a Material Adverse Event.

         8.8 Financial Hedges. Any Company breaches any material provision of any Financial Hedge and such breach is not cured or waived within any applicable grace period.

         8.9 Change of Control. (a) A Responsible Officer or Officers become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act and herein so called) of 50% or more of the Voting Stock of Borrower; (b) any Special Shareholder or Special Shareholders become beneficial owners of 50% or more of the Voting Stock of Borrower; or (c) any other Person or two or more Persons acting in concert, other than Persons described in CLAUSES (A) or (B) hereof, become the beneficial owner of 20% or more of the Voting Stock of Borrower. As used herein, "Special Shareholders" shall mean (i) any Person or two or more Persons acting in concert who were on December 4, 1992 (or prior to any change in beneficial ownership were) beneficial owners of 20% or more of the Voting Stock of LDDS Communications, Inc., a Tennessee corporation and the predecessor of Borrower, or immediately prior to the merger between LDDS Communications, Inc., a Tennessee corporation, and Advanced Telecommunications Corporation, a Delaware corporation, were beneficial owners of 20% or more of the Voting Stock of either such company, and (ii) Metromedia Company, a Delaware general partnership.

         8.10 Ownership of Other Companies. Borrower fails to own, beneficially and of record, with power to vote, 100% of the issued and outstanding shares of capital stock of any Company that has executed a Guaranty, except as Borrower's ownership may be otherwise shown on SCHEDULE 6.3(A) (as such Schedule may be amended and modified from time to time after the Closing Date to reflect changes to such Schedule as a result of transactions permitted by the Loan Papers, including without limitation SECTION
7.23 hereof) with respect to any Restricted Company.

         8.11 Authorizations. (a) Any Authorization necessary for the ownership or operations of any Company (including, without limitation, such Company's long distance telephone transmission, and operator or interexchange services) shall expire, and on or prior to such expiration, the same shall not have been renewed or replaced by another Authorization authorizing substantially the same operations by such Company; or (b) any Authorization necessary for the ownership or operations of any Company (including, without limitation, long distance telephone transmission, local telephone service, cellular telephone service, and operator or interexchange services) shall be canceled, revoked, terminated, rescinded, annulled, suspended, or modified in a materially adverse respect, or shall no longer be in full force and effect, or the grant or the effectiveness thereof shall have been stayed, vacated, reversed, or set aside, and such action shall be no longer subject to further administrative or judicial review (provided, however, that neither of the foregoing events described in CLAUSE (A) or (B) shall constitute a Default if such loss of any such Authorization could not be a Material Adverse Event).

         8.12 Default Under Other Agreements. (a) Any Company fails to pay when due (after lapse of any applicable grace periods) any Debt of such Company (other than the Obligation) in excess (individually or collectively) of $20,000,000; (b) any default exists under any agreement to which a Company is a party, the effect of which is to cause, or to permit any Person (other than a Company) to cause, an amount of Debt of such Company in excess (individually or collectively) of $20,000,000 to become due and payable by any Company prior to the stated maturity thereof; (c) any Debt in excess (individually or collectively) of $20,000,000 shall be declared to be due and payable or required to be prepaid by any Company prior to the stated maturity thereof; or
(d) any default exists under any Material Agreement to which a Company is a party, the effect of which is to cause, or to permit any Person (other than a Company) to cause, an amount in excess (individually or collectively) of $20,000,000 to become due and payable prior to the date of payment stated in the Material Agreement, unless, in the case of this CLAUSE (D), and so long as, such default is being contested by such Company in good faith by appropriate proceedings and adequate reserves in respect thereof have been established on the books of such Company to the extent required by GAAP.

         8.13 Employee Benefit Plans. (a) A Reportable Event or Reportable Events, or a failure to make a required installment or other payment (within the meaning of Section 412(n)(1) of the Code), shall have occurred with respect to any Employee Plan or Plans that is expected to result in liability of Borrower to the PBGC or to a Plan in an aggregate amount exceeding $10,000,000 and, within 30 days after the reporting of any such Reportable Event to Administrative Agent or after the receipt by Administrative Agent of a statement required pursuant to SECTION 7.3(D) hereof, Administrative Agent shall have notified Borrower in writing that (i) Determining Lenders have made a reasonable determination that, on the basis of such Reportable Event or Reportable Events or the failure to make a required payment, there are grounds under Title IV of ERISA for the termination of such Employee Plan or Plans by the PBGC, or the appointment by the appropriate United States district court of a trustee to administer such Employee Plan or Plans or the imposition of a lien pursuant to section 412(n) of the Code in favor of an Employee Plan and (ii) as a result thereof a Default exists hereunder; or (b) Borrower or any ERISA Affiliate has provided to any affected party a 60-day notice of intent to terminate an Employee Plan pursuant to a distress termination in accordance with section 4041(c) of ERISA if the liability expected to be incurred as a result of such termination will exceed $10,000,000; or (c) a trustee shall be appointed by a United States district court to administer any such Employee Plan; or (d) the PBGC shall institute proceedings (including giving notice of intent thereof) to terminate any such Employee Plan; or (e)(i) Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability (within the meaning of section 4201 of ERISA) to such Multiemployer Plan, (ii) Borrower or such ERISA Affiliate does not have reasonable grounds for contesting such withdrawal liability or is not contesting such withdrawal liability in a timely and appropriate manner and
(iii) the amount of such withdrawal liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with withdrawal liabilities (determined as of the date or dates of such notification), exceeds $10,000,000; or (f) Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if solely as a result of such reorganization or termination the aggregate annual contributions of Borrower and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or have been





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
or are being terminated have been or will be increased over the amounts required to be contributed to such Multiemployer Plans for their most recently completed plan years by an amount exceeding $10,000,000.

         8.14 LCs. Administrative Agent shall have been served with, or becomes otherwise subject to, a court order, injunction, or other process or decree restraining or seeking to restrain it from paying any amount under any LC and either (a) there has been a drawing under such LC which Administrative Agent would otherwise be obligated to pay and Borrower has refused to reimburse Administrative Agent for such payment or (b) the expiration date of such LC has occurred but the right of any beneficiary thereunder to draw under such LC has been extended past the expiration date in connection with the pendency of the related court action or proceeding and Borrower has failed to deposit with Administrative Agent cash collateral in an amount equal to the maximum drawing which could be made under such LC.

         8.15 Validity and Enforceability of Loan Papers. Any Loan Paper shall, at any time after its execution and delivery and for any reason, cease to be in full force and effect in any material respect or be declared to be null and void (other than in accordance with the terms hereof or thereof) or the validity or enforceability thereof be contested by any Company party thereto or any Company shall deny in writing that it has any or any further liability or obligations under any Loan Paper to which it is a party.

         8.16 Payment of Note Agreement Debt and IDB Subordinated Debt. The payment (including, without limitation, any payment by any Company in respect of any sinking fund, defeasance, or redemption) by any Company of any principal amount of any Note Agreement or the IDB Subordinated Debt, in a manner or at a time during which such payment is not permitted under the terms of the Loan Papers, or under any instrument or document evidencing any Note Agreement or the IDB Subordinated Debt, including, without limitation, subordination provisions set forth therein.

         8.17 Default or Acceleration under any Note Agreement or the IDB Subordinated Debt Indenture. (a) The occurrence of any event of default under any Note Agreement or the IDB Subordinated Debt Indenture, or (b) the trustee with respect to, or any holder of, any Note Agreement or the IDB Subordinated Debt shall effectively declare all or any portion of that Debt due and payable prior to the stated maturity thereof; or (c) any Note Agreement Debt or the IDB Subordinated Debt, becomes due before its stated maturity by acceleration of the maturity thereof.

         8.18 Redemption of IDB Subordinated Debt and Note Agreement Debt. If an event shall occur, including, without limitation, a "Change in Control" as defined in the IDB Subordinated Debt Indenture or any other Note Agreement, and (a) the trustee or the holders of the IDB Subordinated Debt or any other Note Agreement shall initiate notice in accordance with such indenture to request or require (or any Company shall automatically by the terms of such indenture be so required) to redeem or repurchase any IDB Subordinated Debt or Note Agreement Debt or (b) any Company shall initiate notice in accordance with such indenture to holders of the IDB Subordinated Debt or any other Note Agreement Debt in connection with a redemption of any IDB Subordinated Debt or other Note Agreement Debt (except as permitted by this Agreement).

SECTION 9        RIGHTS AND REMEDIES.

         9.1     Remedies Upon Default.

                 (a) If a Default exists under SECTION 8.3(C) or 8.3(D), the commitment to extend credit hereunder shall automatically terminate and the entire unpaid balance of the Obligation shall automatically become due and payable without any action or notice of any kind whatsoever and





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
         Borrower shall be required to provide cash collateral in an amount equal to the LC Exposure then existing.

                 (b) If any Default exists, Administrative Agent may (and, subject to the terms of SECTION 10, shall upon the request of Determining Lenders) or Determining Lenders may, do any one or more of the following: (i) if the maturity of the Obligation has not already been accelerated under SECTION 9.1(A), declare the entire unpaid balance of the Obligation, or any part thereof, immediately due and payable, whereupon it shall be due and payable; (ii) terminate the commitments of Lenders to extend credit hereunder; (iii) reduce any claim to judgment; (iv) to the extent permitted by Law, exercise (or request each Lender to, and each Lender shall be entitled to, exercise) the Rights of offset or banker's Lien against the interest of any Company in and to every account and other property of any Company which are in the possession of Administrative Agent or any Lender to the extent of the full amount of the Obligation (to the extent permitted by Law, each Company being deemed directly obligated to each Lender in the full amount of the Obligation for such purposes); (v) if the maturity of the Obligation has not already been accelerated under SECTION 9.1(A), demand Borrower to provide cash collateral in an amount equal to the LC Exposure then existing; and
         (vi) exercise any and all other legal or equitable Rights afforded by the Loan Papers, the Laws of the State of New York or any other applicable jurisdiction as Administrative Agent shall deem appropriate, or otherwise, including, but not limited to, the Right to bring suit or other proceedings before any Governmental Authority either for specific performance of any covenant or condition contained in any of the Loan Papers or in aid of the exercise of any Right granted to Administrative Agent or any Lender in any of the Loan Papers.

         9.2 Company Waivers. To the extent permitted by Law, each Company hereby waives presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agrees that its liability with respect to the Obligation, or any part thereof, shall not be affected by any renewal or extension in the time of payment of the Obligation, by any indulgence, or by any release or change in any security for the payment of the Obligation.

         9.3 Performance by Administrative Agent. If any covenant, duty, or agreement of any Company is not performed in accordance with the terms of the Loan Papers, after the occurrence and during the continuance of a Default, Administrative Agent may, at its option (but subject to the approval of Determining Lenders), perform or attempt to perform such covenant, duty, or agreement on behalf of such Company. In such event, any amount expended by Administrative Agent in such performance or attempted performance shall be payable by the Companies, jointly and severally, to Administrative Agent on demand, shall become part of the Obligation, and shall bear interest at the Default Rate from the date of such expenditure by Administrative Agent until paid. Notwithstanding the foregoing, it is expressly understood that Administrative Agent does not assume and shall never have, except by its express written consent, any liability or responsibility for the performance of any covenant, duty, or agreement of any Company.

         9.4 Delegation of Duties and Rights. Lenders may perform any of their duties or exercise any of their Rights under the Loan Papers by or through their respective Representatives.

         9.5 Not in Control. Nothing in any Loan Paper shall, or shall be deemed to (a) give Administrative Agent, any Agent, or any Lender the Right to exercise control over the assets (including real property), affairs, or management of any Company, (b) preclude or interfere with compliance by any Company with any Law, or (c) require any act or omission by any Company that may be harmful to Persons or property. Any "Material Adverse Event" or other materiality qualifier in any representation,





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
warranty, covenant, or other provision of any Loan Paper is included for credit documentation purposes only and shall not, and shall not be deemed to, mean that Administrative Agent, any Agent, or any Lender acquiesces in any non-compliance by any Company with any Law or document, or that Administrative Agent, any Agent, or any Lender does not expect the Companies to promptly, diligently, and continuously carry out all appropriate removal, remediation, and termination activities required or appropriate in accordance with all Environmental Laws. The power of Administrative Agent, Agents and Lenders under the Loan Papers is limited to the Rights provided in the Loan Papers, which Rights exist solely to assure payment and performance of the Obligation and may be exercised in a manner calculated by Administrative Agent, Agents, and Lenders in their respective good faith business judgment.

         9.6 Course of Dealing. The acceptance by Administrative Agent or Lenders at any time and from time to time of partial payment on the Obligation shall not be deemed to be a waiver of any Default then existing. No waiver by Administrative Agent, Determining Lenders, or Lenders of any Default shall be deemed to be a waiver of any other then- existing or subsequent Default. No delay or omission by Administrative Agent, Determining Lenders, or Lenders in exercising any Right under the Loan Papers shall impair such Right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such Right preclude other or further exercise thereof, or the exercise of any other Right under the Loan Papers or otherwise.

         9.7 Cumulative Rights. All Rights available to Administrative Agent and Lenders under the Loan Papers are cumulative of and in addition to all other Rights granted to Administrative Agent and Lenders at law or in equity, whether or not the Obligation is due and payable and whether or not Administrative Agent or Lenders have instituted any suit for collection, foreclosure, or other action in connection with the Loan Papers.

         9.8 Application of Proceeds. Any and all proceeds ever received by Administrative Agent or Lenders from the exercise of any Rights pertaining to the Obligation shall be applied to the Obligation in the order and manner set forth in SECTION 3.

         9.9 Diminution in Value of Collateral. Neither Administrative Agent nor any Lender shall have any liability or responsibility whatsoever for any diminution in or loss of value of any collateral hereafter securing payment or performance of all or part of the Obligation.

         9.10 Certain Proceedings. Borrower will promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers Administrative Agent or Lenders may reasonably request in connection with the obtaining of any consent, approval, registration, qualification, permit, license, or authorization of any Governmental Authority or other Person necessary or appropriate for the effective exercise of any Rights under the Loan Papers. Because Borrower agrees that Administrative Agent's and Lenders' remedies at Law for failure of Borrower to comply with the provisions of this paragraph would be inadequate and that such failure would not be adequately compensable in damages, Borrower agrees that the covenants of this paragraph may be specifically enforced.

         9.11 Limitation of Rights. Notwithstanding any other provision of this Agreement or any other Loan Paper, any action taken or proposed to be taken by Administrative Agent, any Agent, any Co-Agent, or any Lender under any Loan Paper which would affect the operational, voting, or other control of any Company, shall be pursuant to Section 310(d) of the Communications Act of 1934 (as amended), any applicable state Law, and the applicable rules and regulations thereunder and, if and to the extent required thereby, subject to the prior consent of the FCC or any applicable PUC.





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         9.12    Expenditures by Lenders.  Borrower shall promptly pay within fifteen (15) Business Days after request therefor (a) all reasonable costs, fees, and expenses paid or incurred by Administrative Agent incident to any Loan Paper (including, but not limited to, the reasonable fees and expenses of counsel to Administrative Agent in connection with the negotiation, preparation, delivery, execution, coordination and administration of the Loan Papers and any related amendment, waiver, or consent) and (b) all reasonable costs and expenses of Lenders, and Administrative Agent incurred by Administrative Agent, or any Lender in connection with the enforcement of the obligations of any Company arising under the Loan Papers (including, without limitation, costs and expenses incurred in connection with any workout or bankruptcy) or the exercise of any Rights arising under the Loan Papers (including, but not limited to, reasonable attorneys' fees including allocated cost of internal counsel, court costs and other costs of collection), all of which shall be a part of the Obligation and shall bear interest at the Default Rate from the date due until the date repaid by Borrower.

         9.13 INDEMNIFICATION. THE RESTRICTED COMPANIES (OTHER THAN THE INACTIVE SUBSIDIARIES, THE RECEIVABLES SUBSIDIARY, AND FOREIGN RESTRICTED SUBSIDIARIES) SHALL, JOINTLY AND SEVERALLY, INDEMNIFY, PROTECT, AND HOLD ADMINISTRATIVE AGENT, EACH AGENT, EACH CO-AGENT AND EACH LENDER AND THEIR RESPECTIVE AFFILIATES, PARENTS, AND SUBSIDIARIES, AND EACH OF THE FOREGOING PARTIES' RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, SUCCESSORS, ASSIGNS, AND ATTORNEYS (COLLECTIVELY, THE "INDEMNIFIED PARTIES") HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, AND PROCEEDINGS AND ALL REASONABLE AND NECESSARY COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION, ALL REASONABLE ATTORNEYS' FEES AND LEGAL EXPENSES INCLUDING ALLOCATED COST OF INTERNAL COUNSEL, AND AMOUNTS PAID IN SETTLEMENT WHETHER OR NOT SUIT IS BROUGHT), AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER, AND AMOUNTS PAID IN SETTLEMENT (THE "INDEMNIFIED LIABILITIES") WHICH MAY AT ANY TIME BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE INDEMNIFIED PARTIES, IN ANY WAY RELATING TO OR ARISING OUT OF (A) THE DIRECT OR INDIRECT RESULT OF THE VIOLATION BY ANY COMPANY OF ANY ENVIRONMENTAL LAW, AS WELL AS ANY AMENDMENT AND SUPPLEMENT THERETO AND ANY STATE COUNTERPART THEREOF; (B) ANY COMPANY'S GENERATION, MANUFACTURE, PRODUCTION, STORAGE, TRANSPORTATION, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL OR PRESENCE IN CONNECTION WITH ITS PROPERTIES OF A HAZARDOUS SUBSTANCE (INCLUDING, WITHOUT LIMITATION, (I) ALL DAMAGES ARISING FROM ANY SUCH USE, GENERATION, MANUFACTURE, PRODUCTION, STORAGE, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, OR PRESENCE, OR (II) THE COSTS OF ANY REQUIRED OR NECESSARY ENVIRONMENTAL INVESTIGATION, MONITORING, REPAIR, CLEANUP, OR DETOXIFICATION AND THE PREPARATION AND IMPLEMENTATION OF ANY CLOSURE, REMEDIAL, OR OTHER PLANS); (C) THE LOAN PAPERS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN OR THE USE OF PROCEEDS OF ANY BORROWING, TO THE EXTENT THAT ANY OF THE INDEMNIFIED LIABILITIES RESULTS, DIRECTLY OR INDIRECTLY, FROM ANY CLAIM MADE OR ACTION, SUIT, OR PROCEEDING COMMENCED BY OR ON BEHALF OF ANY PERSON OTHER THAN BY THE INDEMNIFIED PARTIES; OR (D) ANY PERMITTED ACQUISITION OR THE RELATED ACQUISITION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY; (PROVIDED THAT, NONE OF THE COMPANIES SHALL HAVE ANY OBLIGATION HEREUNDER TO ANY INDEMNIFIED PARTY WITH RESPECT TO ANY INDEMNIFIED LIABILITY ARISING FROM (I) THE FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY OR ANY ASSOCIATED PERSON OF SUCH INDEMNIFIED PARTY, OR (II) LEGAL PROCEEDINGS COMMENCED AGAINST ANY INDEMNIFIED PARTY BY ANY SECURITY HOLDER OR CREDITOR THEREOF ARISING OUT OF AND BASED UPON RIGHTS AFFORDED TO SUCH PERSON SOLELY IN SUCH CAPACITY). AS USED IN THIS PARAGRAPH, THE TERM "ASSOCIATED PERSON" MEANS, WITH RESPECT TO ANY PERSON, THE AFFILIATES, PARENTS, SUBSIDIARIES, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, SUCCESSORS, ASSIGNS, AND ATTORNEYS OF SUCH PERSON, OR OF ANOTHER PERSON OF WHICH SUCH PERSON IS ALSO AN ASSOCIATED PERSON. THE





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PROVISIONS OF AND UNDERTAKINGS AND INDEMNIFICATION SET FORTH IN THIS PARAGRAPH
SHALL SURVIVE THE SATISFACTION AND PAYMENT OF THE OBLIGATION AND TERMINATION OF THIS AGREEMENT. AN INDEMNIFIED PARTY WILL PROMPTLY NOTIFY THE COMPANIES UPON RECEIPT OF WRITTEN NOTICE OF ANY CLAIM, ACTION, SUIT, OR PROCEEDING MADE, COMMENCED, OR THREATENED THAT COULD GIVE RISE TO AN INDEMNIFIED LIABILITY AND AFFORD THE COMPANIES FIRST RIGHT TO DEFEND OR RESOLVE THE SAME (WITH COUNSEL REASONABLY SATISFACTORY TO SUCH INDEMNIFIED PARTY); PROVIDED THAT, ANY FAILURE BY SUCH INDEMNIFIED PARTY TO GIVE SUCH NOTICE SHALL NOT RELIEVE THE COMPANIES FROM THEIR OBLIGATIONS TO INDEMNIFY THE INDEMNIFIED PARTY TO THE EXTENT SUCH FAILURE DOES NOT PREJUDICE THE ABILITY OF THE COMPANIES TO DEFEND OR RESOLVE ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING. THE COMPANIES SHALL NOT SETTLE ANY SUCH CLAIM OR ACTION WITHOUT THE CONSENT OF SUCH INDEMNIFIED PARTY, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD OR DELAYED. IF THE COMPANIES ASSUME ANY DEFENSE, THEY SHALL KEEP THE APPLICABLE INDEMNIFIED PARTIES FULLY ADVISED OF THE STATUS OF, AND SHALL CONSULT WITH THOSE INDEMNIFIED PARTIES BEFORE TAKING ANY MATERIAL POSITION IN RESPECT OF, THAT PROCEEDING. IF (I) COUNSEL FOR ANY INDEMNIFIED PARTY DETERMINES IN GOOD FAITH THAT THERE IS A CONFLICT WHICH REQUIRES SEPARATE REPRESENTATION FOR THE COMPANIES AND SUCH INDEMNIFIED PARTY OR FOR SUCH INDEMNIFIED PARTY AND ANY OTHER INDEMNIFIED PARTY OR (II) THE COMPANIES FAIL TO ASSUME OR PROCEED IN A TIMELY AND REASONABLE MANNER WITH THE DEFENSE OF SUCH ACTION OR FAIL TO EMPLOY COUNSEL REASONABLY SATISFACTORY TO SUCH INDEMNIFIED PARTY IN ANY SUCH ACTION, THEN IN EITHER SUCH EVENT THE INDEMNIFIED PARTY SHALL BE ENTITLED TO SELECT COUNSEL OF ITS OWN CHOICE TO REPRESENT THE INDEMNIFIED PARTY, AND THE COMPANIES SHALL NO LONGER BE ENTITLED TO ASSUME THE DEFENSE THEREOF ON BEHALF OF SUCH INDEMNIFIED PARTY, AND SUCH INDEMNIFIED PARTY SHALL CONTINUE TO BE ENTITLED TO INDEMNIFICATION (INCLUDING, WITHOUT LIMITATION, REASONABLE FEES AND DISBURSEMENTS OF COUNSEL INCLUDING ALLOCATED COST OF INTERNAL COUNSEL) TO THE EXTENT PROVIDED IN THIS INDEMNIFICATION PROVISION. NOTHING HEREIN SHALL PRECLUDE ANY INDEMNIFIED PARTY, AT ITS OWN EXPENSE, FROM RETAINING ADDITIONAL COUNSEL TO REPRESENT SUCH PARTY IN ANY ACTION WITH RESPECT TO WHICH INDEMNITY MAY BE SOUGHT FROM THE COMPANIES HEREUNDER. NO INDEMNIFIED PARTY SHALL SETTLE ANY SUCH CLAIM OR ACTION WITHOUT THE CONSENT OF THE COMPANIES, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD OR DELAYED.

SECTION 10       AGREEMENT AMONG LENDERS.

         10.1    Administrative Agent.

                 (a) Each Lender hereby appoints NationsBank of Texas, N.A. (and NationsBank of Texas, N.A. hereby accepts such appointment) as its nominee and agent, in its name and on its behalf: (i) to act as nominee for and on behalf of such Lender in and under all Loan Papers (other than Existing Financial Hedges and any Financial Hedge between any Company and any Lender); (ii) to arrange the means whereby the funds of Lenders are to be made available to Borrower under the Loan Papers (other than the Existing Financial Hedges and any Financial Hedge between any Company and any Lender); (iii) to take such action as may be requested by any Lender under the Loan Papers (when such Lender is entitled to make such request under the Loan Papers and after such requesting Lender has obtained the concurrence of such other Lenders as may be required under the Loan Papers); (iv) to receive all documents and items to be furnished to Lenders under the Loan Papers; (v) to be the secured party, mortgagee, beneficiary, and similar party in respect of, and to receive, as the case may be, any collateral for the benefit of Lenders; (vi) to timely distribute, and Administrative Agent agrees to so distribute, to each Lender all material information, requests, documents, and items received from Borrower under the Loan Papers; (vii) to promptly distribute to each Lender its ratable part of each payment or





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         prepayment (whether voluntary, as proceeds of collateral upon or after foreclosure, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Loan Papers; (viii) to deliver to the appropriate Persons requests, demands, approvals, and consents received from Lenders; and (ix) to execute, on behalf of Lenders, such releases or other documents or instruments necessary to evidence the release of any Guaranty to the extent that such release of Guaranty is permitted pursuant to the terms and conditions of SECTIONS 7.23 or
         7.27 hereof or as otherwise permitted by the Loan Papers; provided, however, Administrative Agent shall not be required to take any action which exposes Administrative Agent to personal liability or which is contrary to the Loan Papers or applicable Law.

                 (b) Administrative Agent may resign at any time as Administrative Agent under the Loan Papers by giving written notice thereof to Lenders and may be removed as Administrative Agent under the Loan Papers at any time with cause by Determining Lenders. Should the initial or any successor Administrative Agent ever cease to be a party hereto or should the initial or any successor Administrative Agent ever resign or be removed as Administrative Agent, then Determining Lenders shall elect the successor Administrative Agent from among the Lenders (other than the resigning Administrative Agent). If no successor Administrative Agent shall have been so appointed by Determining Lenders, within 30 days after the retiring Administrative Agent's giving of notice of resignation or Determining Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent, which shall be a commercial bank having a combined capital and surplus of at least $1,000,000,000.
         Upon the acceptance of any appointment as Administrative Agent under the Loan Papers by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the Rights of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations of Administrative Agent under the Loan Papers (provided, however, that when used in connection with LCs issued and outstanding prior to the appointment of the successor Administrative Agent, "Administrative Agent" shall continue to refer solely to the bank that issued the outstanding LC; provided further that any LCs issued or renewed after the appointment of any successor Administrative Agent shall be issued by such successor Administrative Agent), and each Lender shall execute such documents as any Lender may reasonably request to reflect such change in and under the Loan Papers. After any retiring Administrative Agent's resignation or removal as Administrative Agent under the Loan Papers, the provisions of this
         SECTION 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Papers.

                 (c) Administrative Agent, in its capacity as a Lender, shall have the same Rights under the Loan Papers as any other Lender and may exercise the same as though it were not acting as Administrative Agent; the term "Lender" shall, unless the context otherwise indicates, include Administrative Agent; and any resignation, or removal of by Administrative Agent hereunder shall not impair or otherwise affect any Rights which it has or may have in its capacity as an individual Lender. Each Lender and Borrower agree that Administrative Agent is not a fiduciary for Lenders or for Borrower but simply is acting in the capacity described herein to alleviate administrative burdens for both Borrower and Lenders, that Administrative Agent has no duties or responsibilities to Lenders or Borrower except those expressly set forth herein, and that Administrative Agent in its capacity as a Lender has all Rights of any other Lender.

                 (d) Administrative Agent may now or hereafter be engaged in one or more loan, letter of credit, leasing, or other financing transactions with Borrower, act as trustee or depositary for





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         Borrower, or otherwise be engaged in other transactions with Borrower
         (collectively, the "OTHER ACTIVITIES") not the subject of the Loan Papers. Without limiting the Rights of Lenders specifically set forth in the Loan Papers, Administrative Agent shall not be responsible to account to Lenders for such other activities, and no Lender shall have any interest in any other activities, any present or future guaranties by or for the account of Borrower which are not contemplated or included in the Loan Papers, any present or future offset exercised by Administrative Agent in respect of such other activities, any present or future property taken as security for any such other activities, or any property now or hereafter in the possession or control of Administrative Agent which may be or become security for the obligations of Borrower arising under the Loan Papers by reason of the general description of indebtedness secured or of property contained in any other agreements, documents or instruments related to any such other activities; provided that, if any payments in respect of such guaranties or such property or the proceeds thereof shall be applied to reduction of the obligations of Borrower arising under the Loan Papers, then each Lender shall be entitled to share in such application ratably.

                 (e) Lenders identified as Agents and Co-Agents have no duties and obligations under this Agreement except as a Lender.

         10.2 Expenses. Upon demand by Administrative Agent, each Lender shall pay its Pro Rata Part of any reasonable expenses (including, without limitation, court costs, reasonable attorneys' fees and other costs of collection) incurred by Administrative Agent in connection with any of the Loan Papers if and to the extent Administrative Agent does not receive reimbursement therefor from other sources within 60 days after incurred; provided that each Lender shall be entitled to receive its Pro Rata Part of any reimbursement for such expenses, or part thereof, which Administrative Agent subsequently receives from such other sources.

         10.3 Proportionate Absorption of Losses. Except as herein provided, nothing in the Loan Papers shall be deemed to give any Lender any advantage over any other Lender insofar as the Obligation arising under the Loan Papers is concerned, or to relieve any Lender from ratably absorbing any losses sustained with respect to the Obligation (except to the extent such losses result from unilateral actions or inactions of any Lender that are not made in accordance with the terms and provisions of the Loan Papers).

         10.4 Delegation of Duties; Reliance. Administrative Agent may perform any of its duties or exercise any of its Rights under the Loan Papers by or through its Representatives. Administrative Agent and its Representatives shall (a) be entitled to rely upon (and shall be protected in relying upon) any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telecopy, telegram, telex or teletype message, statement, order, or other documents or conversation believed by it or them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinion of counsel selected by Administrative Agent, (b) be entitled to deem and treat each Lender as the owner and holder of the Principal Debt owed to such Lender for all purposes until, subject to
SECTION 11.14, written notice of the assignment or transfer thereof shall have been given to and received by Administrative Agent (and any request, authorization, consent, or approval of any Lender shall be conclusive and binding on each subsequent holder, assignee, or transferee of the Principal Debt owed to such Lender or portion thereof until such notice is given and received), (c) not be deemed to have notice of the occurrence of a Default unless a responsible officer of Administrative Agent, who handles matters associated with the Loan Papers and transactions thereunder, has actual knowledge thereof or Administrative Agent has been notified thereof by a Lender or Borrower, and (d) be entitled to consult with legal counsel (including counsel for Borrower), independent accountants and other experts selected





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by Administrative Agent and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts.

         10.5    Limitation of Liability.

                 (a) None of Administrative Agent, any Agent, any Co-Agent or any of their respective Representatives shall be liable for any action taken or omitted to be taken by it or them under the Loan Papers in good faith and reasonably believed by it or them to be within the discretion or power conferred upon it or them by the Loan Papers or be responsible for the consequences of any error of judgment, except for fraud, gross negligence, or willful misconduct, and none of Administrative Agent, any Agent, any Co-Agent, or any of their respective Representatives has a fiduciary relationship with any Lender by virtue of the Loan Papers (provided that nothing herein shall negate the obligation of Administrative Agent to account for funds received by it for the account of any Lender).

                 (b) Unless indemnified to its satisfaction against loss, cost, liability, and expense, neither Administrative Agent, any Agent nor any Co-Agent shall be compelled to do any act under the Loan Papers or to take any action toward the execution or enforcement of the powers thereby created or to prosecute or defend any suit in respect of the Loan Papers. If Administrative Agent, any Agent or any Co-Agent requests instructions from Lenders or Determining Lenders, as the case may be, with respect to any act or action (including, but not limited to, any failure to act) in connection with any Loan Paper, Administrative Agent shall be entitled (but shall not be required) to refrain (without incurring any liability to any Person by so refraining) from such act or action unless and until it has received such instructions. In no event, however, shall Administrative Agent, any Agent, any Co-Agent, or any of their respective Representatives be required to take any action which it or they determine could incur for it or them criminal or onerous civil liability. Without limiting the generality of the foregoing, no Lender shall have any right of action against Administrative Agent as a result of Administrative Agent's acting or refraining from acting hereunder in accordance with the instructions of Determining Lenders.

                 (c) Administrative Agent, any Agent, or any Co-Agent shall not be responsible in any manner to any Lender or any Participant for, and each Lender represents and warrants that it has not relied upon Administrative Agent, any Agent, or any Co-Agent in respect of, (i) the creditworthiness of any Company and the risks involved to such Lender, (ii) the effectiveness, enforceability, genuineness, validity, or the due execution of any Loan Paper, (iii) any representation, warranty, document, certificate, report, or statement made therein or furnished thereunder or in connection therewith, (iv) the existence, priority, or perfection of any Lien hereafter granted or purported to be granted under any Loan Paper, or (v) observation of or compliance with any of the terms, covenants, or conditions of any Loan Paper on the part of any Company. Each Lender agrees to indemnify Administrative Agent and its Representatives and hold them harmless from and against (but limited to such Lender's Pro Rata Part of) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses, and reasonable disbursements of any kind or nature whatsoever which may be imposed on, asserted against, or incurred by them in any way relating to or arising out of the Loan Papers or any action taken or omitted by them under the Loan Papers, to the extent Administrative Agent and its Representatives are not reimbursed for such amounts by any Company (provided that, Administrative Agent and its Representatives shall not have the right to be indemnified hereunder for its or their own fraud, gross negligence, or willful misconduct).

         10.6 Default; Collateral. Upon the occurrence and continuance of a Default, Lenders agree to promptly confer in order that Determining Lenders or Lenders, as the case may be, may agree upon a course of action for the enforcement of the Rights of Lenders; and Administrative Agent shall be entitled to refrain from taking any action (without incurring any liability to
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and until Administrative Agent shall have received instructions from
Determining Lenders. In actions with respect to any property of Borrower, Administrative Agent is acting for the ratable benefit of each Lender. Any and all agreements to subordinate (whether made heretofore or hereafter) other indebtedness or obligations of Borrower to the Obligation shall be construed as
being for the ratable benefit of each Lender.   If Administrative Agent
acquires any security for the Obligation or any guaranty of the Obligation upon or in lieu of foreclosure, the same shall be held for the ratable benefit of all Lenders in proportion to the Principal Debt respectively owed to each Lender.

         10.7 Limitation of Liability. To the extent permitted by Law, (a) neither Administrative Agent, any Agent, nor any Co-Agent (acting in their respective agent capacities) shall incur any liability to any other Lender, Agent, Co- Agent, Administrative Agent, or Participant except for acts or omissions resulting from its own fraud, gross negligence or wilful misconduct, and (b) neither Administrative Agent nor any Agent, Co-Agent, Lender, or Participant shall incur any liability to any other Person for any act or omission of any other Lender or any other Participant.

         10.8 Relationship of Lenders. Nothing herein shall be construed as creating a partnership or joint venture among Administrative Agent and Lenders or among Lenders.

         10.9 Foreign Lenders. Each Lender that is organized under the laws of any jurisdiction other than the United States of America or any State thereof (a) represents to Administrative Agent and Borrower that (i) under applicable Laws and treaties no Taxes are presently required to be withheld by Administrative Agent or Borrower with respect to any payments to be made to such Lender in respect of the Obligation and (ii) it has furnished to Administrative Agent and Borrower two duly completed copies of U.S. Internal Revenue Service Form 4224, or Form 1001, or Form W-8, as applicable (wherein such Lender claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder), and (b) covenants to (i) provide, so long as it is entitled to use such form, Administrative Agent and Borrower a new Form 4224, Form 1001, or Form W-8, as applicable, upon the expiration or obsolescence of any previously delivered form in accordance with applicable Laws, duly executed and completed by such Lender and (ii) comply from time to time with all applicable Laws with regard to such withholding tax exemption.

         10.10 Benefits of Agreement. Except for the representations and covenants in SECTIONS 10.1(C) and 10.9 in favor of Borrower, none of the provisions of this SECTION 10 shall inure to the benefit of any Company or any other Person other than Lenders; consequently, neither any Company nor any other Person shall be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the failure of any Lender to comply with such provisions.

         10.11 Agents and Co-Agents. None of the Lenders identified in this Agreement as an "Agent" or "Co-Agent" shall have any rights, powers, obligations, liabilities, responsibilities, or duties under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified as an "Agent" or "Co-Agent" shall have or be deemed to have any fiduciary relationship with any Lender.

SECTION 11       MISCELLANEOUS.

         11.1 Headings. The headings, captions, and arrangements used in any of the Loan Papers are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms of the Loan Papers, nor affect the meaning thereof.





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         11.2    Nonbusiness Days.  In any case where any payment or action is due under any Loan Paper on a day which is not a Business Day, such payment or action may be delayed until the next-succeeding Business Day, but interest and fees shall continue to accrue in respect of any payment to which it is applicable until such payment is in fact made; provided that, if in the case of any such payment in respect of a LIBOR Rate Borrowing the next-succeeding Business Day is in the next calendar month, then such payment shall be made on the next-preceding Business Day.

         11.3 Communications. Unless specifically otherwise provided, whenever any Loan Paper requires or permits any consent, approval, notice, request, or demand from one party to another, such communication must be in writing (which may be by telex or telecopy) to be effective and shall be deemed to have been given (a) if by telex, when transmitted to the telex number, if any, for such party, and the appropriate answerback is received, (b) if by telecopy, when transmitted to the telecopy number for such party (and all such communications sent by telecopy shall be confirmed promptly thereafter by personal delivery or mailing in accordance with the provisions of this section; provided, that any requirement in this parenthetical shall not affect the date on which such telecopy shall be deemed to have been delivered), (c) if by mail, on the third Business Day after it is enclosed in an envelope, properly addressed to such party, properly stamped, sealed, and deposited in the appropriate official postal service, or (d) if by any other means, when actually delivered to such party. Until changed by notice pursuant hereto, the address (and telex and telecopy numbers, if any) for Administrative Agent and each Lender, Agent, and Co-Agent is set forth on SCHEDULE 2.1, and for Borrower and each Restricted Company is the address set forth by Borrower's signature on the signature page of this Agreement. A copy of each communication to Administrative Agent shall also be sent to Haynes and Boone, L.L.P., 901 Main Street, Dallas, Texas 75202, Fax: 214/651-5940, Attn: Karen S. Nelson; a copy of each communication to any Company shall also be sent to WorldCom, Inc., 10777 Sunset Office Drive, St. Louis, MO 63127, Attn: Bruce Borghardt.

         11.4 Form and Number of Documents. Each agreement, document, instrument, or other writing to be furnished under any provision of this Agreement must be in form and substance and in such number of counterparts as may be reasonably satisfactory to Administrative Agent and its counsel.

         11.5 Exceptions to Covenants. No Company shall take any action or fail to take any action which is permitted as an exception to any of the covenants contained in any Loan Paper if such action or omission would result in the breach of any other covenant contained in any of the Loan Papers.

         11.6 Survival. All covenants, agreements, undertakings, representations, and warranties made in any of the Loan Papers shall survive all closings under the Loan Papers and, except as otherwise indicated, shall not be affected by any investigation made by any party. All rights of, and provisions relating to, reimbursement and indemnification of Administrative Agent, any Agent or any Lender shall survive termination of this Agreement and payment in full of the Obligation.

         11.7 GOVERNING LAW. THE LAWS (OTHER THAN CONFLICT-OF-LAWS PROVISIONS THEREOF) OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF THE PARTIES TO THE LOAN PAPERS AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THE LOAN PAPERS.

         11.8 Invalid Provisions. If any provision in any Loan Paper is held to be illegal, invalid, or unenforceable, such provision shall be fully severable; the appropriate Loan Paper shall be construed and enforced as if such provision had never comprised a part thereof; and the remaining provisions thereof shall remain in full force and effect and shall not be affected by such provision or by its severance therefrom. Administrative Agent, Lenders, and each Company party to such Loan Paper agree to





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negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid, and enforceable.

         11.9 ENTIRETY. THE RIGHTS AND OBLIGATIONS OF THE COMPANIES, LENDERS, AND ADMINISTRATIVE AGENT SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS
BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AGREEMENT (AS AMENDED IN WRITING FROM TIME TO TIME) AND THE OTHER WRITTEN LOAN PAPERS EXECUTED BY ANY COMPANY, ANY LENDER, AND/OR ADMINISTRATIVE AGENT (TOGETHER WITH ALL COMMITMENT LETTERS AND FEE LETTERS AS THEY RELATE TO THE PAYMENT OF AGENT FEES, UNDERWRITING FEES, FACILITY FEES AND ANY OTHER FEES AFTER THE CLOSING DATE) REPRESENT THE FINAL AGREEMENT BETWEEN THE COMPANIES, LENDERS, AND ADMINISTRATIVE AGENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

         11.10 JURISDICTION; VENUE; SERVICE OF PROCESS; JURY TRIAL. EACH PARTY HERETO AND EACH GUARANTOR (BY EXECUTING A GUARANTY), IN EACH CASE FOR ITSELF, ITS SUCCESSORS AND ASSIGNS (AND IN THE CASE OF BORROWER, FOR EACH OF ITS SUBSIDIARIES), HEREBY (A) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK, AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THE LOAN PAPERS AND THE OBLIGATION BY SERVICE OF PROCESS AS PROVIDED BY NEW YORK LAW, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THE LOAN PAPERS AND THE OBLIGATION BROUGHT IN ANY SUCH COURT,
(C) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) AGREES TO DESIGNATE AND MAINTAIN AN AGENT FOR SERVICE OF PROCESS IN NEW YORK, NEW YORK IN CONNECTION WITH ANY SUCH LITIGATION AND TO DELIVER TO ADMINISTRATIVE AGENT EVIDENCE THEREOF, IF REQUESTED, (E) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, AT ITS ADDRESS SET FORTH HEREIN, (F) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY HERETO ARISING OUT OF OR IN CONNECTION WITH THE LOAN PAPERS OR THE OBLIGATION SHALL BE BROUGHT IN ONE OF THE AFOREMENTIONED COURTS, AND (G) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY LOAN PAPER OR THE TRANSACTIONS CONTEMPLATED THEREBY. THE SCOPE OF EACH OF THE FOREGOING WAIVERS IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. BORROWER (FOR ITSELF AND ON BEHALF OF EACH OF ITS SUBSIDIARIES) AND GUARANTORS (BY EXECUTING A GUARANTY) AND EACH OTHER PARTY TO THIS AGREEMENT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE AGREEMENT OF EACH PARTY HERETO AND EACH GUARANTOR TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND EACH WILL CONTINUE TO RELY ON EACH OF SUCH WAIVERS IN RELATED FUTURE DEALINGS. BORROWER (FOR ITSELF AND ON BEHALF OF EACH OF ITS SUBSIDIARIES) AND GUARANTORS (BY EXECUTING A GUARANTY) AND EACH OTHER PARTY TO THIS AGREEMENT WARRANT AND REPRESENT THAT THEY HAVE REVIEWED THESE WAIVERS WITH THEIR LEGAL COUNSEL, AND THAT THEY KNOWINGLY AND VOLUNTARILY AGREE TO EACH SUCH WAIVER FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THE WAIVERS IN THIS SECTION 11.10 ARE IRREVOCABLE, MEANING THAT THEY MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THESE WAIVERS SHALL APPLY





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TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS, AND REPLACEMENTS TO OR OF THIS OR
ANY OTHER LOAN PAPER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         11.11   Amendments, Consents, Conflicts, and Waivers.

                 (a) Except as otherwise specifically provided, (i) this Agreement may only be amended, modified or waived by an instrument in writing executed jointly by Borrower and Determining Lenders, and, in the case of any matter affecting Administrative Agent (except removal of Administrative Agent as provided in SECTION 10), by Administrative Agent, and may only be supplemented by documents delivered or to be delivered in accordance with the express terms hereof, and (ii) the other Loan Papers may only be the subject of an amendment, modification, or waiver if Borrower and Determining Lenders, and, in the case of any matter affecting Administrative Agent (except as set forth above), Administrative Agent, have approved same.

                 (b) Any amendment to or consent or waiver under this Agreement or any Loan Paper which purports to accomplish any of the following must be by an instrument in writing executed by Borrower and executed (or approved, as the case may be) by each Lender, and, in the case of any matter affecting Administrative Agent, by Administrative
         Agent: (i) extends the due date or decreases the amount of any scheduled payment (other than mandatory prepayments) of the Obligation beyond the date specified in the Loan Papers; (ii) reduces the interest rate or decreases the amount of interest, fees, or other sums payable to Administrative Agent or Lenders hereunder (except such reductions as are contemplated by this Agreement); (iii) changes the definition of "APPLICABLE MARGIN," "COMMITMENT," "COMMITTED SUM," "DETERMINING LENDERS," "PRO RATA," "PRO RATA PART," or "TERMINATION DATE," (iv) increases any one or more Lender's Committed Sum (except increases effected as a result of the availability of the Incremental Commitment upon satisfaction of the conditions of SECTION 5.4); (v) except as permitted pursuant to SECTION 7.23 or 7.27 hereof or as otherwise permitted by the Loan Papers, waives compliance with, amends, or releases (in whole or in part) any Guaranty or releases (in whole or in part) any collateral, if any, for the Obligation; or (vi) changes this CLAUSE (B) or any other matter specifically requiring the consent of all Lenders hereunder.

                 (c) Any conflict or ambiguity between the terms and provisions herein and terms and provisions in any other Loan Paper shall be controlled by the terms and provisions herein.

                 (d) No course of dealing nor any failure or delay by Administrative Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of Administrative Agent or any Lender hereunder shall operate as a waiver thereof. A waiver must be in writing and signed by Administrative Agent and Determining Lenders (or by all Lenders, if required hereunder) to be effective, and such waiver will be effective only in the specific instance and for the specific purpose for which it is given.

         11.12 Multiple Counterparts. This Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that each Lender execute the same counterpart so long as identical counterparts are executed by Borrower, each Lender, and Administrative Agent. This Agreement shall become effective when counterparts hereof shall have been executed and





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delivered to Administrative Agent by each Lender, Administrative Agent, and
Borrower, or, in the case only of Lenders, when Administrative Agent shall have received telecopied, telexed, or other evidence satisfactory to it that each Lender has executed and is delivering to Administrative Agent a counterpart hereof. Certain Lenders may have executed multiple signature pages hereof in addition to full counterparts hereof, in which event, Borrower and Administrative Agent are authorized to execute such additional signature pages and insert them, along with signature pages for other parties hereto, into one or more counterparts of this Agreement containing signatures of all parties hereto, each of which counterpart shall be deemed an original of this Agreement for all purposes.

         11.13 Taxes. Any Taxes payable by Administrative Agent or any Lender or ruled (by a Governmental Authority) payable by Administrative Agent or any Lender in respect of this Agreement or any other Loan Paper shall be paid by Borrower, together with interest and penalties, if any (except for Taxes payable on the overall net income of any such Lender or Administrative Agent and except for interest and penalties incurred as a result of the gross negligence or wilful misconduct of Administrative Agent or any Lender). Administrative Agent or such Lender (through Administrative Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount of such Taxes, which certificate shall be conclusive and binding, and Borrower shall promptly pay such amount (including any additional Taxes applicable to the additional sums paid under this SECTION 11.13, such that Administrative Agent or such Lender receives an amount equal to the sum it would have received had no such Taxes been payable by Administrative Agent or any Lender with respect to this Agreement or any Loan Paper) to Administrative Agent for its account or the account of such Lender, as the case may be. If Administrative Agent or such Lender subsequently receives a refund of such Taxes paid to it by Borrower, then such recipient shall promptly pay such refund to Borrower. The provisions of and undertakings and indemnifications set forth in this SECTION 11.13 shall survive the satisfaction and payment of the Obligation and termination of this Agreement.

         11.14   Successors and Assigns; Participation; Novation.

                 (a) This Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns, except that (i) no Company may, directly or indirectly, assign or transfer, or attempt to assign or transfer, any of its Rights, duties or obligations under any Loan Papers without the express written consent of all Lenders (except for such assignments or transfers permitted by SECTION 7.18 hereof), and (ii) except as permitted under this section, no Lender may transfer, pledge, assign, sell any participation in, or otherwise encumber its portion of the Obligation. Notwithstanding CLAUSE (II) of this SECTION 11.14(A), any Lender may at any time, without the consent of Borrower or Administrative Agent, assign all or any portion of its Rights under this Agreement, the Loan Papers, and the Notes to a Federal Reserve Bank; provided, however, that no such assignment shall release the transferor Lender from its obligations under this Agreement.

                 (b) Subject to the provisions of this section and in accordance with applicable Law, any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable Law, at any time sell to one or more Persons (each a "PARTICIPANT") participating interests in its portion of the Obligation. In the event of any such sale to a Participant, (i) such Lender shall remain a "Lender" under this Agreement and the Participant shall not constitute a "Lender" hereunder, (ii) such Lender's obligations under this Agreement shall remain unchanged, (iii) such Lender shall remain solely responsible for the performance thereof, (iv) such Lender shall remain the holder of its share of the Principal Debt for all purposes under this Agreement, (v) Borrower and Administrative Agent shall continue to deal solely and directly with such Lender





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         in connection with such Lender's Rights and obligations under the Loan
         Papers, and (vi) such Lender shall be solely responsible for any withholding taxes or any filing or reporting requirements relating to such participation and shall hold Borrower and Administrative Agent and their respective successors, permitted assigns, officers, directors, employees, agents, and representatives harmless against the same. Participants shall have no Rights under the Loan Papers, other than certain voting Rights as provided below. Subject to the following, each Lender shall be entitled to obtain (on behalf of its Participants) the benefits of SECTION 3 with respect to all participations in its part of the Obligation outstanding from time to time so long as Borrower shall not be obligated to pay any amount in excess of the amount that would be due to such Lender under SECTION 3 calculated as though no participations have been made. No Lender shall sell any participating interest under which the Participant shall have any Rights to approve any amendment, modification, or waiver of any Loan Paper, except to the extent such amendment, modification, or waiver extends the due date for payment of any amount in respect of principal (other than mandatory prepayments), interest, or fees due under the Loan Papers, reduces the interest rate or the amount of principal or fees applicable to the Obligation (except such reductions as are contemplated by this Agreement), or releases any Guaranty or collateral, if any, for the Obligation (except such releases as are contemplated by this Agreement); provided that in those cases where a Participant is entitled to the benefits of SECTION 3 or a Lender grants Rights to its Participants to approve amendments to or waivers of the Loan Papers respecting the matters previously described in this sentence, such Lender must include a voting mechanism in the relevant participation agreement or agreements, as the case may be, whereby a majority of such Lender's portion of the Obligation (whether held by such Lender or participated) shall control the vote for all of such Lender's portion of the Obligation. Except in the case of the sale of a participating interest to another Lender, the relevant participation agreement shall not permit the Participant to transfer, pledge, assign, sell participation in, or otherwise encumber its portion of the Obligation.

                 (c) Subject to the provisions of this section, any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable Law, sell to one or more financial institutions (each a "PURCHASER"), a proportionate part of all of its Rights and obligations under the Loan Papers, and such Purchaser shall assume such Rights and obligations, pursuant to an Assignment and Assumption Agreement, substantially in the form of EXHIBIT F hereto; provided that (i) each such assignment shall be in an amount not less than $10,000,000 (unless such assignment is an assignment of all of a Lender's Rights and obligations under the Loan Papers), (ii) any assignment of a Lender's Rights and obligations shall exclude Competitive Borrowings unless such Lender is selling all of its Rights and obligations under the Loan Papers, and (iii) the prior consent (which consent shall not be unreasonably withheld) of Borrower (so long as no Default has occurred and is continuing) and Administrative Agent (whether or not a Default has occurred and is continuing) shall have been obtained, except no such consent is required for any such assignment by any Lender to another Lender or to any financial institution Affiliate of any Lender and so long as such assignment is not made in connection with the sale of the Affiliate). Upon (x) delivery of an executed copy of the Assignment and Assumption Agreement to Borrower and Administrative Agent and (y) payment of a fee of $3,500 from such transferor to Administrative Agent, from and after the assignment's effective date (which shall be after the date of such delivery), such Purchaser shall for all purposes be a Lender party to this Agreement and shall have all the Rights and obligations of a Lender under this Agreement to the same extent as if it were an original party hereto with commitments as set forth in the Assignment and Assumption Agreement, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and, except as provided in the following sentence, no further





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
         consent or action by Borrower, Lenders, or Administrative Agent shall be required. Upon the consummation of any transfer to a Purchaser pursuant to this CLAUSE (C), SCHEDULE 2.1 shall automatically be deemed to reflect the name, address, and Committed Sum of such Purchaser, Administrative Agent shall deliver to Borrower and Lenders an amended SCHEDULE 2.1 reflecting such changes, Borrower shall execute and deliver to each of the transferor Lender (if the transferor Lender has retained a portion of its Rights and obligations) and such Purchaser, Notes in the face amount of their respective Committed Sum following such transfer, and, upon receipt of such Notes, such transferor Lender shall return to Borrower the Notes previously delivered to such Lender hereunder. A Purchaser shall be subject to all the provisions in this section the same as if it were a Lender signatory hereto as of the Closing Date.

                 (d) If pursuant to CLAUSE (C) above any interest in the Obligation is transferred to any Purchaser which is organized under the Laws of any jurisdiction other than the United States of America or any state thereof, the transferor Lender shall, as a condition to the effectiveness and completion of such transfer, cause such Purchaser, concurrently with the effectiveness of such transfer (i) to represent to the transferor Lender (for the benefit of the transferor Lender, Administrative Agent, and Borrower) that, under applicable Laws, no Taxes will be required to be withheld by Administrative Agent, Borrower, or the transferor Lender with respect to any payments to be made to such Purchaser in respect of the Obligation, (ii) to furnish to each of the transferor Lender, Administrative Agent, and Borrower two duly completed copies of either U.S. Internal Revenue Service Form 4224 or Form 1001 (wherein such Purchaser claims entitlement to complete exemption from United States federal withholding Tax on all interest payments hereunder), or Form W-8, as applicable, and (iii) to agree (for the benefit of the transferor Lender, Administrative Agent, and Borrower), (x) to provide the transferor Lender, Administrative Agent, and Borrower a new Form 4224, Form 1001 or Form W-8, as applicable, upon the expiration or obsolescence of any previously delivered form in accordance with applicable Laws, duly executed and completed by such Purchaser, and
         (y) to comply from time to time with all applicable Laws with regard to such withholding Tax exemption.

                 (e) No Participant shall be entitled to receive any greater payment under SECTIONS 3.15 through 3.18 than the transferor Lender would have been entitled to receive with respect to the Rights transferred.

         11.15 Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances. Each Company's obligations under the Loan Papers shall remain in full force and effect until termination of the Commitment and payment in full of the Principal Debt and of all interest, fees, and other amounts of the Obligation then due and owing, (and termination of all outstanding LCs and Financial Hedges with any Lender, if any, unless such Lender shall otherwise consent) except that SECTIONS 3.16, 3.18, SECTION 9, and SECTION 11, and any other provisions under the Loan Papers expressly intended to survive by the terms hereof or by the terms of the applicable Loan Papers, shall survive such termination. If at any time any payment of the principal of or interest on any Note or any other amount payable by Borrower under any Loan Paper is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy, or reorganization of Borrower or otherwise, the obligations of each Company under the Loan Papers with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         11.16 Confidentiality. All information furnished by or on behalf of any Company in connection with or pursuant to this Agreement or any of the Loan Papers (including but not limited to in connection with or pursuant to the negotiation, preparation or requirements hereof or thereof), which information has been identified as confidential by any Company, shall be held by Administrative Agent, each Agent, each Co-Agent, each Lender and each Participant (collectively, the "LENDER PARTIES") in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, and no Lender Party shall disclose any of such information to any other Person; provided that any Lender or Participant may make disclosure (a) to its attorneys, provided that such Lender or Participant shall direct such attorneys to maintain such information in confidence in accordance with the provisions of this SECTION 11.16, and shall be responsible if such attorneys fail to do so, (b) to any affiliate of any Lender Party or as reasonably required by any prospective bona fide assignee or Participant in connection with the contemplated transfer of any interest in the Obligation or participation, so long as any such affiliate or contemplated assignee or Participant has agreed in writing (with a copy to Borrower) to be bound by the provisions of this SECTION 11.16, (c) as required or requested by any Governmental Authority or representative thereof or as required pursuant to any Law or legal process, provided that, unless prohibited by Law or court order, such Lender or Participant shall give prior notice to Borrower of such disclosure as far in advance thereof as is practicable (other than disclosure in connection with an examination of the financial condition of such Person by a Governmental Authority), (d) in connection with proceedings to enforce the obligation of any Company under the Loan Papers, or (e) of any such information that has become generally available to the public other than through a breach of this SECTION 11.16 (or of any agreement or obligation to be bound by this SECTION 11.16) by any Lender Party, any affiliate of any Lender Party, any prospective assignee or Participant, or their respective attorneys.

         11.17 Restatement of Existing Agreement, Repayment of Non-Participating Existing Lenders, and Settlement of Funds. The parties hereto agree that, on the Closing Date, after all conditions precedent set forth in SECTION 5.1 have been satisfied or waived: (a) the Obligation (as defined herein) represents, among other things, the amendment, extension, consolidation, and modification of the "Obligation" (as defined in the Existing Agreement); (b) this Agreement is intended to, and does hereby, restate, renew, extend, amend, modify, supersede, and replace the Existing Agreement; (c) the Amended and Restated Guaranties executed pursuant to this Agreement on the Closing Date are intended to, and do hereby, restate, renew, extend, amend, modify, supersede, and replace the Guaranties executed and delivered pursuant to the Existing Agreement; (d) the Notes executed pursuant to this Agreement amend, renew, extend, modify, replace, substitute for and supersede in their entirety (but do not extinguish, the Debt arising under) the promissory notes issued pursuant to the Existing Agreement (other than Debt owed to Existing Lenders who are not continuing as a Lender under this Agreement, which Debt is being repaid on the Closing Date); and (e) the entering into and performance of their respective obligations under this Agreement and the transactions evidenced hereby do not constitute a novation. Additionally, the following allocations and payments by the parties indicated will be made in order to reflect the amended and restated Commitment and Lenders' Pro Rata Parts thereof:

                 (i) On the Closing Date, all outstanding indebtedness under the Existing Agreement owed to any Existing Lender that has not continued to be a Lender under this Agreement shall be repaid in full by Borrower and such Existing Lender's commitment under the Existing Agreement shall be terminated.

                 (ii) To the extent any Lender which was not an Existing Lender has been added as a party to this Agreement, such Lender shall pay to Administrative Agent its Pro Rata Part of the Principal Debt outstanding on the Closing Date, including, without limitation, its Pro Rata Part of any Borrowings made on the Closing Date.

                 (iii) Each Lender which was an Existing Lender will fund, if positive, an amount equal to the difference between (i) its Pro Rata Part of the Principal Debt outstanding on the Closing Date under this Agreement, including, without limitation, its Pro Rata Part of any Borrowings made on the Closing Date, and (ii) its ratable portion of the aggregate unpaid principal balance of all borrowings under the Existing Agreement on the Closing Date.

                 (iv) To the extent the calculation in CLAUSE (III) is negative (the "Deficit") with respect to any Lender which was an Existing Lender, then Administrative Agent, subject to receipt of payments under CLAUSES (II) and (III) above, shall pay to such Lender the amount of such Deficit.


         EXECUTED on the respective dates shown on the signature pages hereto, but effective as of the Closing Date.


                    [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        WORLDCOM, INC.,
Date Executed:                          as Borrower



                                        By  /s/ Scott D. Sullivan
- ------------------------------              -----------------------------------
                                            Scott D. Sullivan,
                                            Chief Financial Officer and
                                              Treasurer

(Address)

515 East Amite Street
Jackson, Mississippi 39201
Attn:    Scott D. Sullivan
         Chief Financial Officer
                 and Treasurer
(Telephone: 601/360-8690
Telecopy: 601/974-8426)

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        NATIONSBANK OF TEXAS, N.A.,
Date Executed:                          as Administrative Agent and a Lender



  June 21, 1996                         By    /s/ Jennifer O. Bishop
- ------------------------------              -----------------------------------


                                        (Name) Jennifer O. Bishop
                                              ---------------------------------
                                        (Title)   Vice President
                                               --------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        Bank of America Illinois
Date Executed:                          as an Agent and a Lender



                                        By    /s/ Michael J. McCutchin
- ------------------------------              ----------------------------------
                                        (Name) Michael J. McCutchin
                                               -------------------------------
                                        (Title) Vice President
                                                ------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        THE BANK OF NEW YORK,
Date Executed:                          as an Agent and a Lender



                                        By  /s/ Vincent L. Pacilio
- ------------------------------              -----------------------------------
                                        (Name) Vincent L. Pacilio
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        THE BANK OF NOVA SCOTIA,
Date Executed:                          as an Agent and a Lender



 JUN 26 1996                            By    /s/ F.C.H. Ashby
- ------------------------------              ----------------------------------
                                        (Name) F.C.H. Ashby
                                               -------------------------------
                                        (Title) Senior Manager -
                                                Loan Operations
                                                ------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        CANADIAN IMPERIAL BANK OF COMMERCE,
Date Executed:                          as an Agent and a Lender



  6/26/96                               By  /s/ Marisa J. Harney
- ------------------------------              -----------------------------------
                                            Marisa J. Harney
                                            Authorized Signatory

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        CHEMICAL BANK,
Date Executed:                          as an Agent and a Lender



                                        By  /s/ John J. Huber
- ------------------------------              -----------------------------------
                                        (Name) John J. Huber III
                                               --------------------------------
                                        (Title) Managing Director
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        CREDIT LYONNAIS NEW YORK BRANCH,
Date Executed:                          as an Agent and a Lender



                                        By  /s/ Bruce M. Yeager
- ------------------------------              -----------------------------------
                                        (Name) Bruce M. Yeager
                                               --------------------------------
                                        (Title) Senior Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        THE FIRST NATIONAL BANK OF CHICAGO,
Date Executed:                          as an Agent and a Lender



   6/27/96                              By    /s/ Ronald L. Coleman
- ------------------------------              -----------------------------------
                                        (Name) Ronald L. Coleman
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        FIRST UNION NATIONAL BANK OF NORTH
                                        CAROLINA
Date Executed:                          as an Agent and a Lender



   6/24/96                              By    /s/ Jim F. Redman
- ------------------------------              -----------------------------------
                                        (Name) Jim F. Redman
                                               --------------------------------
                                        (Title) Senior Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                        ATLANTA AGENCY,
Date Executed:                          as an Agent and a Lender

  June 26, 1996                         By  /s/ Shusai Nagai
- ------------------------------              -----------------------------------
                                        (Name) Shusai Nagai
                                               --------------------------------
                                        (Title) General Manager
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LIMITED, NEW YORK BRANCH,
Date Executed:                          as an Agent and a Lender


   June 27, 1996                        By  /s/ Satoru Otsubo
- ------------------------------              -----------------------------------
                                        (Name) Satoru Otsubo
                                               --------------------------------
                                        (Title) Joint General Manager
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        TORONTO DOMINION (TEXAS), INC.,
Date Executed:                          as an Agent and a Lender


                                        By  /s/ David G. Parker
- ------------------------------              -----------------------------------
                                        (Name) David G. Parker
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        WACHOVIA BANK OF GEORGIA, N.A.,
Date Executed:                          as an Agent and a Lender


   6-24-1996                            By  /s/ Charles Dee O'Dell, II
- ------------------------------              -----------------------------------
                                        (Name) Charles Dee O'Dell
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        BANK OF MONTREAL
Date Executed:                          as a Co-Agent and a Lender



   6/26/96                              By  /s/ Rene Encarnacion
- ------------------------------              -----------------------------------
                                        (Name) Rene Encarnacion
                                               --------------------------------
                                        (Title) Director
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        BANK OF TOKYO-MITSUBISHI TRUST COMPANY
Date Executed:                          as a Co-Agent and a Lender


   6/26/96                              By  /s/ John P. Judge
- ------------------------------              -----------------------------------
                                        (Name) John P. Judge
                                               --------------------------------
                                        (Title) Vice President

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        BANQUE NATIONALE DE PARIS,
Date Executed:                          as a Co-Agent and a Lender


  6/28/96                               By  /s/ Nuala Marley
- ------------------------------              -----------------------------------
                                        (Name) Nuala Marley
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------


                                        By /s/ Brian M. Foster
                                           ------------------------------------
                                        (Name) Brian M.Foster
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        BANQUE PARIBAS
Date Executed:                          as a Co-Agent and a Lender



   June 24, 1996                        By  /s/ Jean-Yves Fillion
- ------------------------------              -----------------------------------
                                        (Name) Jean-Yves Fillion
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------



                                        By  /s/ John Cate
                                            -----------------------------------
                                        (Name) John Cate
                                               --------------------------------
                                        (Title) Group Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        BARCLAYS BANK PLC,
Date Executed:                          as a Co-Agent and a Lender


  June 27, 1996                         By  /s/ James K. Downey
- ------------------------------              -----------------------------------
                                        (Name) James K. Downey
                                               --------------------------------
                                        (Title) Associate Director
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        CORESTATES BANK N.A.,
Date Executed:                          as a Co-Agent and a Lender



  06/26/96                              By  /s/ Philip D. Harrison
- ------------------------------              -----------------------------------
                                        (Name) Philip Harrison
                                               --------------------------------
                                        (Title) Assistant Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        CREDIT SUISSE
Date Executed:                          as a Co-Agent and a Lender



JUN 26 1996                             By  /s/ William P. Murray
- ------------------------------              -----------------------------------
                                        (Name) William P. Murray
                                               --------------------------------
                                        (Title) Member of Senior Management
                                                -------------------------------


                                        By  /s/ Kristinn R. Kristinsson
                                            -----------------------------------
                                        (Name) Kristinn R. Kristinsson
                                               --------------------------------
                                        (Title) Associate
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        FLEET NATIONAL BANK,
Date Executed:                          as a Co-Agent and a Lender



  6/27/96                               By  /s/ Jeffrey R. Greene
- ------------------------------              -----------------------------------
                                        (Name) Jeffrey R. Greene
                                               --------------------------------
                                        (Title) Banking Officer
                                                -------------------------------



                                        By  /s/ Alexander G. Ivanov
                                            -----------------------------------
                                        (Name) Alexander G. Ivanov
                                               --------------------------------
                                        (Title) Banking Officer
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        FUJI BANK, LIMITED,
Date Executed:                          as a Co-Agent and a Lender



   06/28/96                             By  /s/ Toshihiro Mitsui
- ------------------------------              -----------------------------------
                                        (Name) Toshihiro Mitsui
                                               --------------------------------
                                        (Title) Vice President & Manager
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        MELLON BANK, N.A.,
Date Executed:                          as a Co-Agent and a Lender



  June 26, 1996                         By  /s/ John M. Kailer
- ------------------------------              -----------------------------------
                                        (Name) John M. Kailer
                                               --------------------------------
                                        (Title) First Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        ROYAL BANK OF CANADA,
Date Executed:                          as a Co-Agent and a Lender



  6/26/96                               By  /s/ Thomas M. Byrne
- ------------------------------              -----------------------------------
                                        (Name) Thomas M. Byrne
                                               --------------------------------
                                        (Title) Manager
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        THE SANWA BANK LIMITED,
                                        DALLAS AGENCY,
Date Executed:                          as a Co-Agent and a Lender



                                        By  /s/ Blake Wright
- ------------------------------              -----------------------------------
                                        (Name) Blake Wright
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        SOCIETE GENERALE,
Date Executed:                          as a Co-Agent and a Lender



  6/26/96                               By  /s/ John Sadik-Khan
- ------------------------------              -----------------------------------
                                        (Name) John Sadik-Khan
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        ABN AMRO BANK N.V.,
Date Executed:                          as a Lender



  6/25/96                               By  /s/ Steven L. Hipsman
- ------------------------------              -----------------------------------
                                        (Name) Steven Hipsman
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------


                                        By  /s/ Robert A. Budnek
                                            -----------------------------------
                                        (Name) Robert Budnek
                                               --------------------------------
                                        (Title) Assistant Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        AMSOUTH BANK OF ALABAMA,
Date Executed:                          as a Lender



  06/26/96                              By  /s/ Therese M. Sheehy
- ------------------------------              -----------------------------------
                                        (Name) Therese M. Sheehy
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        THE ASAHI BANK, LTD.,
Date Executed:                          as a Lender



  June 26, 1996                         By  /s/ Junichi Yamada
- ------------------------------              -----------------------------------
                                        (Name) Mr. Junichi Yamada
                                               --------------------------------
                                        (Title) Senior Deputy General Manager
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        BANCO ESPIRITO SANTO E COMERCIAL
                                        DE LISBOA, NASSAU BRANCH,
Date Executed:                          as a Lender



  6/25/96                               By  /s/ Joaquim Garnecho
- ------------------------------              -----------------------------------
                                        (Name) Joaquim Garnecho
                                               --------------------------------
                                        (Title) Executive Vice President
                                                  & General Manager
                                                -------------------------------


                                        By  /s/ Andrew Orsen
                                            -----------------------------------
                                        (Name) Andrew Orsen
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        BANK BRUSSELS LAMBERT, NEW YORK
                                        BRANCH,
Date Executed:                          as a Lender



  6/26/96                               By  /s/ Denise Isherwood
- ------------------------------              -----------------------------------
                                        (Name) Denise Isherwood
                                               --------------------------------
                                        (Title) Assistant Vice President
                                                -------------------------------


                                        By  /s/ Dominick H.J. Vangaever
                                            -----------------------------------
                                        (Name) Dominick H.J. Vangaever
                                               --------------------------------
                                        (Title) Vice President Credit
                                                 Department
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        BANK HAPOALIM B.M.,
Date Executed:                          as a Lender



  6/26/96                               By  /s/ Jonathan Kulka
- ------------------------------              -----------------------------------
                                        (Name) Jonathan Kulka
                                               --------------------------------
                                        (Title) First Vice President,
                                                 Branch Manager
                                                -------------------------------



                                        By  /s/ Peter Dovas
                                            -----------------------------------
                                        (Name) Peter Dovas
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        BANK OF IRELAND GRAND CAYMAN,
Date Executed:                          as a Lender



  June 26, 1996                         By  /s/ Roger M. Burns
- ------------------------------              -----------------------------------
                                        (Name) Roger M. Burns
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        BANK OF OKLAHOMA N.A.,
Date Executed:                          as a Lender



  JUNE 25, 1996                         By  /s/ Bridget E. Leenstra
- ------------------------------              -----------------------------------
                                        (Name) Bridget E. Leenstra
                                               --------------------------------
                                        (Title) Assistant Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        BAYERISCHE LANDESBANK GIROZENTRALE
                                        CAYMAN ISLANDS BRANCH,
Date Executed:                          as a Lender



  6/25/96                               By  /s/ Wilfried Freudenberger
- ------------------------------              -----------------------------------
                                        (Name) Wilfried Freudenberger
                                               --------------------------------
                                        (Title) Executive Vice President and
                                                 General Manager
                                                -------------------------------


                                        By  /s/ Peter Obermann
                                            -----------------------------------
                                        (Name) Peter Obermann
                                               --------------------------------
                                        (Title) Senior Vice President Manager
                                                 Lending Division
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
Date Executed:                          as a Lender



  6/26/96                               By   /s/ Craig A. Korte
- ------------------------------              -----------------------------------
                                        (Name) Craig A. Korte
                                               --------------------------------
                                        (Title) Corporate Banking Officer
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        COMERICA BANK,
Date Executed:                          as a Lender



  June 26, 1996                         By  /s/ John M. Costa
- ------------------------------              -----------------------------------
                                        (Name) John M. Costa
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        COMMERZBANK AG, ATLANTA AGENCY,
Date Executed:                          as a Lender



  6/26/96                               By  /s/ Andreas Bremer
- ------------------------------              -----------------------------------
                                        (Name) Andreas Bremer
                                               --------------------------------
                                        (Title) Senior Vice President and
                                                 Manager
                                                -------------------------------


                                        By  /s/ Mark Wortmann
                                            -----------------------------------
                                        (Name) Mark Wortmann
                                               --------------------------------
                                        (Title) Assistant Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        COMPAGNIE FINANCIERE DE CIC ET DE
                                        L'UNION EUROPEENNE,
Date Executed:                          as a Lender



  June 26, 1996                         By  /s/ Sean Mounier
- ------------------------------              -----------------------------------
                                        (Name) Sean Mounier
                                               --------------------------------
                                        (Title) First Vice President
                                                -------------------------------



                                        By  /s/ Brian O'Leary
                                            -----------------------------------
                                        (Name) Brian O'Leary
                                               --------------------------------
                                        (Title)  Vice President
                                                 ------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        CREDITANSTALT CORPORATE FINANCE, INC.,
Date Executed:                          as a Lender



                                        By  /s/ Robert M. Biringer
- ------------------------------              -----------------------------------
                                        (Name) Robert M. Biringer
                                               --------------------------------
                                        (Title) Senior Vice President
                                                -------------------------------


                                        CREDITANSTALT CORPORATE FINANCE, INC.,
                                        as a Lender

                                        By  /s/ W. Craig Stamm
                                            -----------------------------------
                                        (Name) W. Craig Stamm
                                               --------------------------------
                                        (Title) Senior Associate
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        CRESTAR BANK,
Date Executed:                          as a Lender



  June 26, 1996                         By  /s/ J. Eric Millham
- ------------------------------              -----------------------------------
                                        (Name) J. Eric Millham
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        THE DAI-ICHI KANGYO BANK, LIMITED -
                                        ATLANTA AGENCY,
Date Executed: 06/27/96                 as a Lender

Effective:
 06/28/96                               By  /s/ Toshiaki Kurihara
- ------------------------------              -----------------------------------
                                        (Name) Toshiaki Kurihara
                                               --------------------------------
                                        (Title) Joint General Manager
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        DEUTSCHE BANK AG NEW YORK
                                        AND/OR CAYMAN ISLANDS BRANCHES,
Date Executed:                          as a Lender



  6/26/96                               By  /s/ Stephen E. Kohler
- ------------------------------              -----------------------------------
                                        (Name) Stephen E. Kohler
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------



                                        By  /s/ John R. Lilly
                                            -----------------------------------
                                        (Name) John R. Lilly
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        DRESDNER BANK AG, NEW YORK AND GRAND
                                        CAYMAN BRANCHES,
Date Executed:                          as a Lender



                                        By   /s/ William Lambert
                                             /s/ Jane A. Majeski
- ------------------------------              -----------------------------------
                                        (Name) William E. Lambert
                                               Jane A. Majeski
                                               --------------------------------
                                        (Title) Assistant Vice President
                                                Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        THE FIRST NATIONAL BANK OF BOSTON,
Date Executed:                          as a Lender



                                        By   /s/ Shepard D. Rainie
- ------------------------------              -----------------------------------
                                        (Name) Shepard D. Rainie
                                               --------------------------------
                                        (Title) Director
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        GULF INTERNATIONAL BANK B.S.C.,
Date Executed:                          as a Lender



  June 25, 1996                         By   /s/ Haytham F. Khalil
- ------------------------------              -----------------------------------
                                        (Name) Haytham F. Khalil
                                               --------------------------------
                                        (Title) Assistant Vice President
                                                -------------------------------



                                        By  /s/ Abdel-Fattah Tahoun
                                            -----------------------------------
                                        (Name) Abdel-Fattah Tahoun
                                               --------------------------------
                                        (Title) Senior Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        HIBERNIA NATIONAL BANK,
Date Executed:                          as a Lender



  6/26/96                               By  /s/ Troy J. Villafarra
- ------------------------------              -----------------------------------
                                        (Name) Troy J. Villafarra
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        KREDIETBANK, N.V., GRAND CAYMAN BRANCH,
Date Executed:                          as a Lender



                                        By  /s/ R. Snauffer
- ------------------------------              -----------------------------------
                                        (Name) Robert Snauffer
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------


                                        By  /s/ Tod R. Angus
                                            -----------------------------------
                                        (Name) Tod R. Angus
                                               --------------------------------
                                        (Title)  Vice President
                                                 ------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        LEHMAN COMMERCIAL PAPER, INC.,
Date Executed:                          as a Lender



                                        By  /s/ Dennis J. Dee
- ------------------------------              -----------------------------------
                                        (Name) Dennis J. Dee
                                               --------------------------------
                                        (Title) Authorized Signatory
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        MERCANTILE BANK OF ST. LOUIS NATIONAL
                                        ASSOCIATION
Date Executed:                          as a Lender



JUN 26 1996                             By  /s/ Gregory D. Knudsen
- ------------------------------              -----------------------------------
                                        (Name) Gregory D. Knudsen
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        MERITA BANK LTD - NEW YORK BRANCH,
Date Executed:                          as a Lender



  6/26/96                               By  /s/ Eric I. Mann
                                            /s/ Pentti Mansukoski
- ------------------------------              -----------------------------------
                                        (Name) Eric I. Mann    /
                                               Pentti Mansukoski
                                               --------------------------------
                                        (Title) Vice President
                                                Senior Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION, CHICAGO BRANCH,
Date Executed:                          as a Lender



June 26, 1996                           By  /s/ Masaaki Yamagishi
- ------------------------------              -----------------------------------
                                        (Name) Masaaki Yamagishi
                                               --------------------------------
                                        (Title) Chief Manager
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        THE MITSUI TRUST & BANKING COMPANY,
                                        LIMITED,
Date Executed:                          as a Lender



  6/26/96                               By  /s/ William W. Hunter
- ------------------------------              -----------------------------------
                                        (Name) William W. Hunter
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        NATIONAL BANK OF KUWAIT, S.A.K.,
                                        GRAND CAYMAN ISLAND BRANCH,
Date Executed:                          as a Lender



  6/25/96                               By  /s/ George Nasra
                                            /s/ Muhannad Kamal
- ------------------------------              -----------------------------------
                                        (Name) George Nasra     /
                                               Muhannad Kamal
                                               --------------------------------
                                        (Title) General Manager /
                                                Executive Manager
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        PNC BANK, NATIONAL ASSOCIATION,
Date Executed:                          as a Lender



  6/27/96                               By  /s/ Daniel E. Hopkins
- ------------------------------              -----------------------------------
                                        (Name) Daniel E. Hopkins
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        RIGGS BANK N.A.
Date Executed:                          as a Lender



  6/26/96                               By  /s/ David H. Olson
- ------------------------------              -----------------------------------
                                        (Name) David H. Olson
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        THE ROYAL BANK OF SCOTLAND PLC,
Date Executed:                          as a Lender



  6/25/96                               By   /s/ Grant E. Stoddart
- ------------------------------              -----------------------------------
                                        (Name) Grant E. Stoddart
                                               --------------------------------
                                        (Title) Senior Vice President & Manager
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        THE SUMITOMO BANK, LIMITED
Date Executed:                          as a Lender



   JUN 26 1996                          By  /s/ Harumitsu Seki
- ------------------------------              -----------------------------------
                                        (Name) Harumitsu Seki
                                               --------------------------------
                                        (Title) General Manager
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        THE SUMITOMO TRUST & BANKING CO., LTD.,
                                        NEW YORK BRANCH,
Date Executed:                          as a Lender



  6/27/96                               By  /s/ Suraj P. Bhatia
- ------------------------------              -----------------------------------
                                        (Name) Suraj P. Bhatia
                                               --------------------------------
                                        (Title) Senior Vice President Manager,
                                                Corporate Finance Department
                                                -------------------------------





WorldCom, Inc.
Amended & Restated
Credit Agreement

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        SUN TRUST BANK, SOUTH FLORIDA, N.A.,
Date Executed:                          as a Lender



  6/25/96                               By  /s/ Steve Apodaca
- ------------------------------              -----------------------------------
                                        (Name) Steve Apodaca
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        THE TOKAI BANK, LTD, ATLANTA AGENCY,
Date Executed:                          as a Lender



June 26, 1996                           By  /s/ Eiichi Fujihira
- ------------------------------              -----------------------------------
                                        (Name) Eiichi Fujihira
                                               --------------------------------
                                        (Title) General Manager
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        THE TOYO TRUST & BANKING CO., LTD.,
                                        NEW YORK BRANCH,
Date Executed:                          as a Lender



  6/26/1996                             By  /s/ Hiroyuki Fukuro
- ------------------------------              -----------------------------------
                                        (Name) Hiroyuki Fukuro
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------


                                        By
                                            -----------------------------------
                                        (Name)
                                               --------------------------------
                                        (Title)
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        UNION BANK OF SWITZERLAND,
Date Executed:                          as a Lender



  JUN 25 1996                           By  /s/ Laurent J. Chaix
- ------------------------------              -----------------------------------
                                        (Name) Laurent J. Chaix
                                               --------------------------------
                                        (Title) Vice President
                                                -------------------------------


                                        By  /s/ Stephen A. Cayer
                                            -----------------------------------
                                        (Name) Stephen A. Cayer
                                               --------------------------------
                                        (Title) Assistant Treasurer
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        UNITED STATES NATIONAL BANK OF OREGON,
Date Executed:                          as a Lender



  6/26/96                               By  /s/ Fiza Noordin
- ------------------------------              -----------------------------------
                                        (Name) Fiza Noordin
                                               --------------------------------
                                        (Title) Corporate Banking Officer
                                                -------------------------------

         Signature Page to that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, the Agents, and certain other Lenders named therein, including the undersigned.


                                        THE YASUDA TRUST & BANKING CO., LTD.,
Date Executed:                          as a Lender



  06/26/96                              By  /s/ Makoto Tagawa
- ------------------------------              -----------------------------------
                                        (Name) Makoto Tagawa
                                               --------------------------------
                                        (Title) Deputy General Manager
                                                -------------------------------

                                  SCHEDULE 2.1

                            LENDERS AND COMMITMENTS


===================================================================================================
NAME AND ADDRESS OF LENDER                        COMMITTED SUM              COMMITMENT PERCENTAGE
===================================================================================================
NationsBank of Texas, N.A.                       $155,000,000.00              4.133333333333333%
Communications Finance Division
Attn:  Mr. Brian D. Corum
901 Main Street, 64th Floor
Dallas, Texas  75202
- ---------------------------------------------------------------------------------------------------
Bank of America Illinois                         $102,500,000.00              2.733333333333333%
Attn:  Mr. Michael J. McCutchin
555 California Street, 41st Floor
San Francisco, California  94104
- ---------------------------------------------------------------------------------------------------
The Bank of New York                             $102,500,000.00              2.733333333333333%
Attn:  Mr. Vincent L. Pacilio
One Wall Street - 16 South
New York, New York 10286
- ---------------------------------------------------------------------------------------------------
The Bank of Nova Scotia                          $102,500,000.00              2.733333333333333%
Attn:  Mr. F.C.H. Ashby
Suite 2700
600 Peachtree Street, N.E.
Atlanta, Georgia 30308
- ---------------------------------------------------------------------------------------------------
Chemical Bank                                    $102,500,000.00              2.733333333333333%
Attn:  Mr. James Stone
270 Park Avenue - 9th Floor
New York, New York 10017
- ---------------------------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce               $102,500,000.00              2.733333333333333%
Attn:  Ms. Marisa J. Harney
425 Lexington Avenue, 8th Floor
New York, New York 10017
- ---------------------------------------------------------------------------------------------------
Credit Lyonnais New York Branch                  $102,500,000.00              2.733333333333333%
Attn:  Mr. James E. Morris
18th Floor
1301 Avenue of the Americas
New York, New York 10019
- ---------------------------------------------------------------------------------------------------
The First National Bank of Chicago               $102,500,000.00              2.733333333333333%
Attn:  Mr. Ronald L. Coleman
One First National Plaza
Mail Suite #0363, 1-10
Chicago, Illinois 60670
- ---------------------------------------------------------------------------------------------------
First Union National Bank of North Carolina      $102,500,000.00              2.733333333333333%
Attn:  Mr. Lloyd R. Sams
301 South College Street, TW19
Charlotte, North Carolina 28288
- ---------------------------------------------------------------------------------------------------


                                                                   SCHEDULE 2.1

===================================================================================================
NAME AND ADDRESS OF LENDER                        COMMITTED SUM              COMMITMENT PERCENTAGE
===================================================================================================
The Industrial Bank of Japan, Limited,           $102,500,000.00              2.733333333333333%
Atlanta Agency
Attn:  Mr. James Masters
191 Peachtree Street, N.E., Suite 3600
Atlanta, Georgia 30303-1757
- ---------------------------------------------------------------------------------------------------
The Long-Term Credit Bank of Japan,              $102,500,000.00              2.733333333333333%
Limited, New York Branch
Attn: Ms. Maria Araujo
165 Broadway, 49th Floor
New York, New York 10006
- ---------------------------------------------------------------------------------------------------
Toronto Dominion (Texas), Inc.                   $102,500,000.00              2.733333333333333%
Attn:  Ms. Darlene Riedel
Toronto Dominion (Texas), Inc.
909 Fannin, Suite 1700
Houston, Texas 77010
- ---------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia, N.A.                   $102,500,000.00              2.733333333333333%
Attn:  Mr. Charles Dee O'Dell, II
191 Peachtree Street MC GA - 3940
Atlanta, Georgia 30303-1757
- ---------------------------------------------------------------------------------------------------
Bank of Montreal                                 $82,000,000.00               2.186666666666667%
Communications/Media
Attn:  Mr. Rene Encarnacion
430 Park Avenue
New York, New York 10022
- ---------------------------------------------------------------------------------------------------
Bank of Tokyo-Mitsubishi Trust Company           $95,000,000.00               2.533333333333333%
Attn: Mr. John P. Judge
Vice President
1251 Avenue of the Americas, 12th Floor
New York, NY 10020
- ---------------------------------------------------------------------------------------------------
Banque Nationale de Paris                        $82,000,000.00               2.186666666666667%
Attn:  Ms. Nancy Stengel
499 Park Avenue, 2nd Floor
New York, New York 10022
- ---------------------------------------------------------------------------------------------------
Banque Paribas                                   $82,000,000.00               2.186666666666667%
Attn:  Mr. Jean-Yves Fillion
2029 Century Park East, Suite 3900
Los Angeles, California 90067
- ---------------------------------------------------------------------------------------------------
Barclays Bank PLC                                $82,000,000.00               2.186666666666667%
Attn:  Mr. James Downey
388 Market Street, Suite 1700
San Francisco, California 94111
- ---------------------------------------------------------------------------------------------------
CoreStates Bank N.A.                             $82,000,000.00               2.186666666666667
Communications/Media Group
Attn:  Mr. Douglas E. Blackman
FC-1-8-10-73
1339 Chestnut Street
P.O. Box 7618
Philadelphia, Pennsylvania 19101-7618
- ---------------------------------------------------------------------------------------------------




                                      2
                                                                    SCHEDULE 2.1

===================================================================================================
NAME AND ADDRESS OF LENDER                        COMMITTED SUM              COMMITMENT PERCENTAGE
===================================================================================================
Credit Suisse                                    $82,000,000.00               2.186666666666667%
Attn:  Mr. Kristinn Kristinnson
Credit Suisse, New York
12 East 49th Street
New York, New York 10017
- ---------------------------------------------------------------------------------------------------
Fleet National Bank                              $95,000,000.00               2.533333333333333%
Attn:  Mr. Jeffrey R. Greene
75 State St., MA/BO/F10C
Boston, MA 02109
- ---------------------------------------------------------------------------------------------------
Fuji Bank, Limited                               $82,000,000.00               2.186666666666667%
Attn: Mr. Brett P. Johnson
Marquis One Tower, Suite 2100
245 Peachtree Center Ave., NE
Atlanta, GA 30303
- ---------------------------------------------------------------------------------------------------
Mellon Bank, N.A.                                $82,000,000.00               2.186666666666667%
Attn:  Mr. John M. Kailer
One Mellon Bank Center, Room 4440
500 Grant Street
Pittsburgh, Pennsylvania 15258-0001
- ---------------------------------------------------------------------------------------------------
Royal Bank of Canada                             $95,000,000.00               2.533333333333333%
Attn: Mr. Tom Byrne
Financial Square
New York, New York 10005-3531
- ---------------------------------------------------------------------------------------------------
The Sanwa Bank, Limited Dallas Agency            $82,000,000.00               2.186666666666667%
Attn: Mr. Blake Wright
4100 W. Texas Commerce Tower
2200 Ross Avenue
Dallas, Texas   75201
- ---------------------------------------------------------------------------------------------------
Societe Generale                                 $82,000,000.00               2.186666666666667%
Attn:  Mr. John Sadik-Khan
1221 Avenue of the Americas
New York, New York 10020
- ---------------------------------------------------------------------------------------------------
ABN AMRO Bank N.V.                               $50,000,000.00               1.333333333333333%
Corporate Banking
Attn:  Mr. Steven B. Farley
One Ravinia Drive, Suite 1200
Atlanta, Georgia 30346
- ---------------------------------------------------------------------------------------------------
AmSouth Bank of Alabama                          $25,000,000.00               0.666666666666667%
Attn: Ms. Therese M. Sheehy
1900 5th Avenue North
7th Floor
Birmingham, Alabama 35203
- ---------------------------------------------------------------------------------------------------
The Asahi Bank, Ltd.                             $25,000,000.00               0.666666666666667%
Attn: Mr. Douglas E. Price
One World Trade Center, Ste. 6011
New York, New York 10048
- ---------------------------------------------------------------------------------------------------





                                        3                           SCHEDULE 2.1

===================================================================================================
NAME AND ADDRESS OF LENDER                        COMMITTED SUM              COMMITMENT PERCENTAGE
===================================================================================================
Banco Espirito Santo E Comercial De Lisboa,      $ 5,000,000.00               0.133333333333333%
Nassau Branch
Attn: Mr. Andrew Orsen
555 Madison Avenue, 7th Floor
New York, NY 10022
- ---------------------------------------------------------------------------------------------------
Bank Brussels Lambert, New York Branch           $15,000,000.00               0.400000000000000%
Attn:  Mr. Craig Halsteen
630 Fifth Avenue, 6th Floor
New York, New York 10111
- ---------------------------------------------------------------------------------------------------
Bank Hapoalim B.M.                               $25,000,000.00               0.666666666666667%
Attn:  Ms. Ellen S. Frank
1515 Market Street, 2nd Floor
Philadelphia, Pennsylvania 19102
- ---------------------------------------------------------------------------------------------------
Bank of Ireland Grand Cayman                     $15,000,000.00               0.400000000000000%
Attn:  Mr. Roger M. Burns
640 Fifth Avenue
New York, New York 10019
- ---------------------------------------------------------------------------------------------------
Bank of Oklahoma, N.A.                           $15,000,000.00               0.400000000000000%
Attn: Ms. Bridget Leenstra
One Williams Center, 8th Floor
Tulsa, Oklahoma 74172
- ---------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale Cayman        $25,000,000.00               0.666666666666667%
Islands Branch
Attn: Ms. Joanne Cicino
560 Lexington Ave., 17th Floor
New York, New York 10022
- ---------------------------------------------------------------------------------------------------
The Boatmen's National Bank of St. Louis         $25,000,000.00               0.666666666666667%
Attn:  Mr. Craig Korte
800 Market Street, 14th Floor
St. Louis, Missouri 63166
- ---------------------------------------------------------------------------------------------------
Comerica Bank                                    $25,000,000.00               0.666666666666667%
Attn:  Ms. Kristine Andersen
One Detroit Center
500 Woodward Avenue, MC #3280
Detroit, Michigan 48226
- ---------------------------------------------------------------------------------------------------
Commerzbank AG, Atlanta Agency                   $25,000,000.00               0.666666666666667%
Attn: Mr. Mark Wortman
Suite 3500
1250 Peachtree St., NE
Atlanta, GA 30309
- ---------------------------------------------------------------------------------------------------
Compagnie Financiere de CIC et de l'Union        $70,000,000.00               1.866666666666667%
Europeenne
Attn:  Mr. Marcus Edward
520 Madison Avenue, 37th Floor
New York, New York 10022
- ---------------------------------------------------------------------------------------------------





                                        4                           SCHEDULE 2.1

===================================================================================================
NAME AND ADDRESS OF LENDER                        COMMITTED SUM              COMMITMENT PERCENTAGE
===================================================================================================
Creditanstalt Corporate Finance, Inc.            $25,000,000.00               0.666666666666667%
Attn:  Mr. Craig Stamm
Two Ravinia Drive, Suite 1680
Atlanta, Georgia 30345
- ---------------------------------------------------------------------------------------------------
Crestar Bank                                     $25,000,000.00               0.666666666666667%
Attn:  Mr. J. Eric Millham
919 East Main Street, 22nd Floor
Richmond, Virginia 23219
- ---------------------------------------------------------------------------------------------------
The Dai-Ichi Kangyo Bank, Limited Atlanta        $60,000,000.00               1.600000000000000%
Agency
Attn:  Mr. Mike Turner
285 Peachtree Center Avenue, N.E., Suite
2400
Atlanta, Georgia 30303
- ---------------------------------------------------------------------------------------------------
Dresdner Bank AG New York and Grand Cayman       $25,000,000.00               0.666666666666667%
Branches
Attn: Ms. Jane Majeski
75 Wall Street
New York, New York 10005
- ---------------------------------------------------------------------------------------------------
Deutsche Bank AG New York and/or Cayman          $50,000,000.00               1.333333333333333%
Islands Branches
Attn: Mr. Stephen E. Kohler
31 W. 52nd Street, 24th Floor
New York, NY 10019
- ---------------------------------------------------------------------------------------------------
The First National Bank of Boston                $50,000,000.00               1.333333333333333%
Attn:  Mr. Shepard D. Rainie
100 Federal Street
Mail Stop 01-08-08
Boston, Massachusetts 02110
- ---------------------------------------------------------------------------------------------------
Gulf International Bank B.S.C.                   $10,000,000.00               0.266666666666667%
Attn: Abdel-Fattah Tahoun, Sr. Vice
President
380 Madison Avenue, 21st Floor
New York, New York 10017
- ---------------------------------------------------------------------------------------------------
Hibernia National Bank                           $25,000,000.00               0.666666666666667%
Attn:  Mr. Troy Villafarra
313 Carondelet Street
New Orleans, Louisiana 70130
- ---------------------------------------------------------------------------------------------------
Kredietbank, N.V., Grand Cayman                  $25,000,000.00               0.666666666666667%
Attn: Mr. Robert Snauffer
Kredietbank, N.V., New York Branch
125 West 55th Street
New York, New York 10019
- ---------------------------------------------------------------------------------------------------
Lehman Commercial Paper, Inc.                    $25,000,000.00               0.666666666666667%
Attn: Christopher Ryan
3 World Financial Center
New York, New York 10285-1000
- ---------------------------------------------------------------------------------------------------





                                        5                           SCHEDULE 2.1

===================================================================================================
NAME AND ADDRESS OF LENDER                        COMMITTED SUM              COMMITMENT PERCENTAGE
===================================================================================================
Mercantile Bank of St. Louis National            $25,000,000.00               0.666666666666667%
Association
Attn:  Ms. Eloise A. Engman
One Mercantile Center 12-3
St. Louis, Missouri 63101
- ---------------------------------------------------------------------------------------------------
Merita Bank Ltd - New York Branch                $25,000,000.00               0.666666666666667%
Attn: Mr. Eric I. Mann
437 Madison Ave.
New York, NY 10022
- ---------------------------------------------------------------------------------------------------
The Mitsubishi Trust and Banking                 $50,000,000.00               1.333333333333333%
Corporation, Chicago Branch
Attn:  Ms. Vicki L. Kamm
311 South Wacker Drive, Suite 6300
Chicago, Illinois 60606-6622
- ---------------------------------------------------------------------------------------------------
The Mitsui Trust and Banking Company,            $25,000,000.00               0.666666666666667%
Limited
Corporate Finance
Attn:  Ms. Lissa Walker
200 Liberty Street, 21st Floor
New York, New York 10281
- ---------------------------------------------------------------------------------------------------
National Bank of Kuwait, S.A.K., Grand           $25,000,000.00               0.666666666666667%
Cayman Island Branch
Attn: Ms. Vineeta Salvi
299 Park Avenue
New York, New York 10171
- ---------------------------------------------------------------------------------------------------
PNC Bank, National Association                   $50,000,000.00               1.333333333333333%
Attn: Daniel E. Hopkins
100 South Broad St.
Philadelphia, PA 19110
- ---------------------------------------------------------------------------------------------------
Riggs Bank N.A.                                  $25,000,000.00               0.666666666666667%
Attn: Mr. David Olson
808 17th St., NW, 10th Floor
Washington, DC 20006
- ---------------------------------------------------------------------------------------------------
The Royal Bank of Scotland plc                   $50,000,000.00               1.333333333333333%
Attn:  Mr. Grant Stoddart
88 Pine Street
New York, New York 10005
- ---------------------------------------------------------------------------------------------------
The Sumitomo Bank, Limited                       $50,000,000.00               1.333333333333333%
Attn:  Mr. Mike Shryock
700 Louisiana, Suite 1750
Houston, Texas 77002
- ---------------------------------------------------------------------------------------------------
The Sumitomo Trust & Banking Co., Ltd., New      $35,000,000.00               0.933333333333333%
York Branch
Attn:  Ms. Glenda B. Francis
6th Floor - Project Finance
527 Madison Avenue
New York, New York 10022
- ---------------------------------------------------------------------------------------------------





                                        6                           SCHEDULE 2.1

===================================================================================================
NAME AND ADDRESS OF LENDER                        COMMITTED SUM              COMMITMENT PERCENTAGE
===================================================================================================
SunTrust Bank, South Florida, N.A.            $   35,000,000.00               0.933333333333333%
Attn: Paul R. Berryman
501 E. Lee Olas Blvd.
Ft. Lauderdale, Florida 33301
- ---------------------------------------------------------------------------------------------------
The Tokai Bank, Ltd., Atlanta Agency          $   50,000,000.00               1.333333333333333%
Attn:  Mr. Bruce R. Dearing
285 Peachtree Center Avenue, NE
Marquis Two Tower, Suite 2802
Atlanta, Georgia 30303
- ---------------------------------------------------------------------------------------------------
The Toyo Trust & Banking Co., Ltd., New       $   35,000,000.00               0.933333333333333%
York Branch
Attn: Hiroyuki Fukuro & Howard T. Mott
666 Fifth Avenue, 33rd Floor
New York, NY  10103-3395
- ---------------------------------------------------------------------------------------------------
Union Bank of Switzerland                     $   50,000,000.00               1.333333333333333%
Attn: Mr. Laurent J. Chaix
299 Park Avenue, 33rd Floor
New York, New York 10171
- ---------------------------------------------------------------------------------------------------
United States National Bank of Oregon         $   25,000,000.00               0.666666666666667%
Attn: Mr. Fiza Noordin
555 S.W. Oak St., Ste. 400
Portland, Oregon 97204
- ---------------------------------------------------------------------------------------------------
The Yasuda Trust & Banking Co., Ltd.          $   40,000,000.00               1.066666666666667%
Attn: Mr. Makoto Tagawa
666 Fifth Avenue, Suite 801
New York, New York 10103
===================================================================================================
                   Totals                     $3,750,000,000.00             100.000000000000000%
===================================================================================================





                                        7                           SCHEDULE 2.1

                                  SCHEDULE 4.7

                                 AMENDMENT FEES



===================================================================================================
        LENDER                                                                      AMENDMENT FEES
===================================================================================================
  ABN AMRO Bank N.V.                                                                  $50,000.00
- ---------------------------------------------------------------------------------------------------
  AmSouth Bank of Alabama                                                             $15,000.00
- ---------------------------------------------------------------------------------------------------
  The Asahi Bank, Ltd.                                                                $15,000.00
- ---------------------------------------------------------------------------------------------------
  Banco Espirito Santo e Comercial de Lisboa, Nassau Branch                           $ 5,000.00
- ---------------------------------------------------------------------------------------------------
  Bank Brussels Lambert, New York Branch                                              $15,000.00
- ---------------------------------------------------------------------------------------------------
  Bank Hapoalim B.M.                                                                  $25,000.00
- ---------------------------------------------------------------------------------------------------
  Bank of Ireland Grand Cayman                                                        $10,000.00
- ---------------------------------------------------------------------------------------------------
  Bank of Oklahoma, N.A.                                                              $15,000.00
- ---------------------------------------------------------------------------------------------------
  The Boatmen's National Bank of St. Louis                                            $25,000.00
- ---------------------------------------------------------------------------------------------------
  Comerica Bank                                                                       $25,000.00
- ---------------------------------------------------------------------------------------------------
  Compagnie Financiere de CIC et de l'Union Europeenne                                $50,000.00
- ---------------------------------------------------------------------------------------------------
  Creditanstalt Corporate Finance, Inc.                                               $25,000.00
- ---------------------------------------------------------------------------------------------------
  Crestar Bank                                                                        $15,000.00
- ---------------------------------------------------------------------------------------------------
  The Dai-Ichi Kangyo Bank, Limited Atlanta Agency                                    $50,000.00
- ---------------------------------------------------------------------------------------------------
  Dresdner Bank AG New York and Grand Cayman Branches                                 $25,000.00
- ---------------------------------------------------------------------------------------------------
  The First National Bank of Boston                                                   $50,000.00
- ---------------------------------------------------------------------------------------------------
  Gulf International Bank B.S.C.                                                      $10,000.00
- ---------------------------------------------------------------------------------------------------
  Hibernia National Bank                                                              $20,000.00
- ---------------------------------------------------------------------------------------------------
  Kredietbank, N.V., Grand Cayman                                                     $10,000.00
- ---------------------------------------------------------------------------------------------------
  Lehman Commerical Paper, Inc.                                                       $ 5,000.00
- ---------------------------------------------------------------------------------------------------
  Mercantile Bank of St. Louis National Association                                   $25,000.00
- ---------------------------------------------------------------------------------------------------
  The Mitsubishi Trust and Banking Corporation, Chicago                               $35,000.00
  Branch
- ---------------------------------------------------------------------------------------------------
  The Mitsui Trust and Banking Company, Limited                                       $10,000.00
- ---------------------------------------------------------------------------------------------------
  Riggs Bank N.A.                                                                     $25,000.00
- ---------------------------------------------------------------------------------------------------
  The Royal Bank of Scotland plc                                                      $50,000.00
- ---------------------------------------------------------------------------------------------------
  The Sumitomo Bank, Limited                                                          $50,000.00
- ---------------------------------------------------------------------------------------------------





                                                                    SCHEDULE 4.7

===================================================================================================
        LENDER                                                                      AMENDMENT FEES
===================================================================================================
  The Sumitomo Trust & Banking Co., Ltd., New York Branch                             $35,000.00
- ---------------------------------------------------------------------------------------------------
  SunTrust Bank, South Florida, N.A.                                                  $12,000.00
- ---------------------------------------------------------------------------------------------------
  The Tokai Bank, Ltd., Atlanta Agency                                                $25,000.00
- ---------------------------------------------------------------------------------------------------
  The Toyo Trust & Banking Co., Ltd., New York Branch                                 $20,000.00
- ---------------------------------------------------------------------------------------------------
  United States National Bank of Oregon                                               $21,671.55
- ---------------------------------------------------------------------------------------------------
  The Yasuda Trust & Banking Co., Ltd.                                                $30,000.00
- ---------------------------------------------------------------------------------------------------





                                        2                           SCHEDULE 4.7

                                  SCHEDULE 4.8

                           INCREMENTAL FACILITY FEES



================================================================================
          LENDER                                     INCREMENTAL FACILITY FEES
================================================================================
  AmSouth Bank of Alabama                                      $ 15,000.00
- --------------------------------------------------------------------------------
  The Asahi Bank, Ltd.                                         $ 15,000.00
- --------------------------------------------------------------------------------
  Bank of Ireland Grand Cayman                                 $  7,500.00
- --------------------------------------------------------------------------------
  Bayerische Landesbank Girozentrale Cayman                    $ 37,500.00
  Islands Branch
- --------------------------------------------------------------------------------
  Commerzbank AG, Atlanta Agency                               $ 37,500.00
- --------------------------------------------------------------------------------
  Compagnie Financiere de CIC et de l'Union                    $ 50,000.00
  Europeenne
- --------------------------------------------------------------------------------
  Crestar Bank                                                 $ 15,000.00
- --------------------------------------------------------------------------------
  The Dai-Ichi Kangyo Bank, Limited Atlanta Agency             $ 25,000.00
- --------------------------------------------------------------------------------
  Deutsche Bank AG New York and/or Cayman Islands              $125,000.00
  Branches
- --------------------------------------------------------------------------------
  Hibernia National Bank                                       $  7,500.00
- --------------------------------------------------------------------------------
  Kredietbank, N.V., Grand Cayman                              $ 22,500.00
- --------------------------------------------------------------------------------
  Lehman Commerical Paper, Inc.                                $ 50,000.00
- --------------------------------------------------------------------------------
  Merita Bank Ltd - New York Branch                            $ 37,500.00
- --------------------------------------------------------------------------------
  The Mitsubishi Trust and Banking Corporation,                $ 37,500.00
  Chicago Branch
- --------------------------------------------------------------------------------
  The Mitsui Trust and Banking Company, Limited                $ 22,500.00
- --------------------------------------------------------------------------------
  National Bank of Kuwait, S.A.K., Grand Cayman                $ 37,500.00
  Island Branch
- --------------------------------------------------------------------------------
  PNC Bank, National Association                               $125,000.00
- --------------------------------------------------------------------------------
  SunTrust Bank, South Florida, N.A.                           $ 34,500.00
- --------------------------------------------------------------------------------
  The Tokai Bank, Ltd., Atlanta Agency                         $ 62,500.00
- --------------------------------------------------------------------------------
  The Toyo Trust & Banking Co., Ltd., New York                 $ 22,500.00
  Branch
- --------------------------------------------------------------------------------
  Union Bank of Switzerland                                    $125,000.00
- --------------------------------------------------------------------------------
  United States National Bank of Oregon                        $  4,992.67
- --------------------------------------------------------------------------------
  The Yasuda Trust & Banking Co., Ltd.                         $ 15,000.00
================================================================================





                                                                    SCHEDULE 4.8

                                  SCHEDULE 5.1

                        CONDITIONS PRECEDENT TO CLOSING


         The Agreement shall not become effective unless Administrative Agent has received (with sufficient copies for the Lenders) all of the following (unless otherwise indicated, all documents shall be dated as of June 28, 1996, and all terms used with their initial letters capitalized are used herein with their meanings as defined in the Agreement):

         1. The Agreement. The Agreement (together with all Schedules and Exhibits thereto) executed by Borrower, each Lender, the Agents, the Co-Agents, and Administrative Agent.

         2. Amended and Restated Revolving Notes, and Competitive Bid Notes. For each Lender, a Revolving Note and a Competitive Bid Note substantially in the form of EXHIBITS A-1 and A-2 respectively, each payable to the order of each such Lender, as contemplated in SECTION 3.1.

         3. Swing Line Note. The Swing Line Note substantially in the form of EXHIBIT A-3, executed by Borrower, payable to the order of NationsBank, as contemplated in SECTION 3.1.

         4. Guaranty. An Amended and Restated Guaranty, in form and substance acceptable to Administrative Agent, executed by each existing Guarantor (i.e., Restricted Subsidiary other than Foreign Restricted Subsidiaries).

         5. Articles of Incorporation. An Officers' Certificate for each Restricted Company dated as of the Closing Date, certifying that there have been no changes to its Articles of Incorporation (or, if applicable, its Limited Partnership Agreement) since the date of their last certification to Lenders, executed by the President, a Vice President, the Secretary, or an Assistant Secretary of each such Company (or its general partner, if applicable).

         6. Bylaws. An Officers' Certificate for each Restricted Company dated as of the Closing Date, certifying that there have been no changes to its Bylaws (or, in the case of any such Company that is a limited partnership, the corporate general partner of such Company, if any) since the date of their last certification to Lenders, executed by the President, a Vice President, the Secretary or an Assistant Secretary of each such Company (or of its general partner, if applicable).

         7. Good Standing and Authority. Certificates of the Georgia Secretary of State, dated a date not more than 60 days prior to the Closing Date, to the effect that Borrower is in good standing with respect to the payment of franchise and similar Taxes (to the extent such information is available) and is duly qualified to transact business in such jurisdiction (accompanied, if requested by Administrative Agent, by a certificate of the President, a Vice President, the Secretary or an Assistant Secretary of Borrower, that such Governmental Authority certificates are true and correct). Certificates from the appropriate Governmental Authorities to the effect that each Restricted Company is duly qualified to transact business and is in good standing in its state of incorporation.

         8. Incumbency. Certificates of incumbency dated as of the Closing Date with respect to all officers and "authorized representatives" of Borrower who will be authorized to execute or attest any of the Loan Papers on behalf of Borrower, executed by the President, a Vice President, the Secretary or an Assistant Secretary of Borrower.





                                                                    SCHEDULE 5.1

         9. Resolutions. Copies of resolutions duly adopted by the Board of Directors of Borrower approving this Amended and Restated Credit Agreement and the other Loan Papers and authorizing the transactions contemplated in such Loan Papers, accompanied by a certificate of the Secretary or an Assistant Secretary of Borrower dated as of the Closing Date certifying that such copy is a true and correct copy of resolutions duly adopted at a meeting of (which may be held by conference telephone or similar communications equipment by means of which all Persons participating in a meeting can hear each other if permitted by applicable Law and, if required by such Law, by its Bylaws), or by the unanimous written consent of (if permitted by applicable Law and, if required by such Law, by its Bylaws), the Board of Directors of Borrower, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or revoked in any respect (except as any such resolution may be modified by any such other resolution), and are in full force and effect as of the Closing Date.

         10. Opinions of Counsel to the Companies. The opinions of counsel to the Companies, addressed to Administrative Agent and Lenders, and given upon the express instructions of the Restricted Companies, substantially in the form of EXHIBIT G-1 (and, as to matters of New York law, EXHIBIT G-3), and the opinion of FCC counsel to the Companies substantially in the form of EXHIBIT G-2.

         11. Opinions of Special Counsel. The opinions of special counsel for certain of the Restricted Subsidiaries organized in Delaware (including certain opinions regarding New York Law), Alabama, California, and Georgia, substantially in the form of EXHIBIT G-3, G-4, G-5, and G-6, respectively.

         12. Payment of Closing Fees and Expenses. Payment of all fees payable on or prior to the Closing Date to Administrative Agent, the Agents, the Co-Agents, or any Lender as provided for in SECTION 4 of the Agreement, together with reimbursements to Administrative Agent for all reasonable fees and expenses incurred in connection with the negotiation, preparation, and closing of the transactions evidenced by the Loan Papers (including, without limitation, attorneys' fees and expenses).

         13. Payment of Other Fees and Expenses. Payment of all accrued and unpaid fees and interest then owing under the Existing Agreement.

         14. Notice of Borrowing. A Notice of Borrowing is delivered to Administrative Agent, together with calculations demonstrating compliance with
SECTION 7.28(A) on the Closing Date after giving effect to any Borrowings made on such date.

         15. Current Financials. True and correct copies of the Current Financials (together with a true and correct Compliance Certificate for the three-month period ending March 31, 1996) have been delivered to Administrative Agent.

         16. Repayment of Certain Existing Lenders. To the extent any Existing Lender is not continuing as a Lender under this Agreement, payment by Borrower of all outstanding indebtedness owed to such Existing Lender under the Existing Agreement.

         17. Other Documents. Such other agreements, documents, instruments, opinions, certificates, and evidences as Administrative Agent may reasonably request. Administrative Agent shall, upon request of Borrower, confirm to Borrower that it has received all such items so requested.





                                        2                           SCHEDULE 5.1

                                SCHEDULE 6.2(A)

                  EXCEPTIONS REGARDING MATERIAL AUTHORIZATIONS


                                      NONE





                                                                 SCHEDULE 6.2(a)

                                SCHEDULE 6.2(B)

                           FCC AND PUC AUTHORIZATIONS


FCC AUTHORIZATIONS

         1. WORLDCOM, INC. holds Section 214 Authorizations granted by the Federal Communications Commission to provide the following services.

                 a. Blanket authority to provide interstate long distance services.

                 b. Authority to resell international measured telephone services offered by other carriers.

                 c. Authority to resell Private Lines between the United States and: Israel, Brazil, Ireland, Singapore, the United Kingdom, and Canada.

                 d. Authority to provide direct international service between the United States and Algeria, Austria, Belgium, Republic of Czechoslovakia, Cuba, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Morocco, Norway, Poland, Portugal, Spain, Slovakia, Tunisia, Turkey, certain parts of the former Union of Soviet Socialist Republics, Netherlands, Sweden and Switzerland.

         2. WORLDCOM, INC. and its subsidiary LDDS Corporation hold point-to-point radio licenses for the operation of its backbone microwave network and individual point-to-point applications.

         3. MILITARY COMMUNICATIONS CENTERS, INC., a WorldCom subsidiary, holds a Section 214 Authorization granted by the Federal Communications Commission to resell international measured telephone services offered by other carriers.

         4.      ITC TELE-SERVICES, INC., a WorldCom subsidiary, holds a
                 Section 214 Authorization granted by the Federal
                 Communications Commission to resell international measured telephone services offered by other carriers.

         5.      TOUCH 1 LONG DISTANCE, INC., a WorldCom subsidiary, holds a
                 Section 214 Authorization granted by the Federal
                 Communications Commission to resell international measured telephone services offered by other carriers.

         6. WORLDCOM NETWORK SERVICES, INC., D/B/A WILTEL NETWORK SERVICES, currently holds or has pending applications for point-to-point microwave licenses, domestic service satellite earth station licenses and Title II Section 214 Authorizations. WilTel International also holds Title II,
                 Section 214 Authorizations. These authorizations are more particularly described in the Applications for Transfers of Control and Assignment filed with the FCC on August 26, 1994.

         7. IDB WORLDCOM SERVICES, INC., and certain other subsidiaries, hold authorizations to provide international and domestic telecommunications services on a resale, direct





                                                                 SCHEDULE 6.2(b)
                 operating or resale of International Private Line basis. Additionally, they hold Cable Landing Licenses. LDDS Corporation and certain other subsidiaries hold domestic and international Earth Station Licenses.


PUC AUTHORIZATIONS:

         1. WORLDCOM, INC. has either received a Certificate of Public Convenience and Necessity from, or is registered with all jurisdictions regulating the provision of intrastate interexchange telecommunications services, including Measured Telephone Service, Wide Area Telephone Service, Operator Services, Private Line Services, etc., except the states of Alaska and Hawaii. The State of Arizona has granted interim authority to provide services pending its review of the application filed by WorldCom for a CPCN. An application to provide those services is pending before the Maine Public Utility Commission.

         2. COM SYSTEMS, INC., a WorldCom subsidiary, currently either holds a CPCN from or is registered with the states of California, Idaho and Washington (an application to withdraw is pending in Washington).

         3. ITC TELE-SERVICES, INC., a WorldCom subsidiary, currently either holds a CPCN from or is registered with the states of California, Colorado, Idaho, Iowa, Maryland, Montana, New Jersey, New Mexico, North Dakota, Oregon, South Dakota, Texas, Utah, Virginia, Washington, and West Virginia. Applications for certification are pending in Arizona and Illinois.

         4. TOUCH 1 LONG DISTANCE, INC., a WorldCom subsidiary, has either received a Certificate of Public Convenience and Necessity from, or is registered with the following jurisdictions:
                 Alabama, Colorado, Florida, Georgia, Idaho, Indiana, Iowa, Kansas, Kentucky, Louisiana, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, North Dakota, Ohio, Oregon, Rhode Island, South Carolina, Tennessee, Texas, Washington, and Wisconsin. It is in the process of acquiring through merger and liquidation the customer base and certain assets of Touch 1, Inc. which will substantially expand the jurisdictions in which it will have authority to provide services.

         5. WORLDCOM NETWORK SERVICES, INC., D/B/A WILTEL NETWORK SERVICES, has either received a Certificate of Public Convenience and Necessity from, or is registered with the following jurisdictions: Alabama, Arkansas, California, Connecticut, Colorado, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maryland, Massachusetts, Minnesota, Missouri, Mississippi, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, South Dakota, Tennessee, Texas, Virginia, Washington, West Virginia, Vermont, Wisconsin, and Wyoming.

         6. IDB WORLDCOM SERVICES, INC. has either received a Certificate of Public Convenience and Necessity from, or is registered with the following jurisdictions: Arkansas, California, Connecticut, Florida, Georgia, Illinois, Indiana, Kansas, Kentucky, Louisiana, Maryland, Massachusetts, Missouri, Minnesota, Mississippi, New York, Ohio, Oregon, Pennsylvania, South Dakota, Washington, West Virginia, and Wisconsin.





                                        2                        SCHEDULE 6.2(b)

                                SCHEDULE 6.3(A)

                                  SUBSIDIARIES

                                            JURISDICTION              JURISDICTIONS
        NAME OF SUBSIDIARY                OF INCORPORATION           WHERE QUALIFIED       OWNED BY*
        ------------------                ----------------           ---------------       --------
 WorldCom, Inc.                               Georgia          Alabama, Arizona, Arkansas,
                                                                  California, Colorado,
                                                                  Connecticut, Delaware,
                                                                  District of Columbia,
                                                                Florida, Idaho, Illinois,
                                                                  Indiana, Iowa, Kansas,
                                                               Kentucky, Louisiana, Maine,
                                                                 Maryland, Massachusetts,
                                                                   Michigan, Minnesota,
                                                                  Mississippi, Missouri,
                                                                Montana, Nebraska, Nevada,
                                                                New Hampshire, New Jersey,
                                                               New Mexico, New York, North
                                                              Carolina, North Dakota, Ohio,
                                                                    Oklahoma, Oregon,
                                                               Pennsylvania, Rhode Island,
                                                              South Carolina, South Dakota,
                                                                 Tennessee, Texas, Utah,
                                                                    Vermont, Virginia,
                                                                Washington, West Virginia,
                                                                    Wisconsin, Wyoming

 Biz-Tel Corporation                          Florida                      None

 Com Systems, Inc.                           California         Arizona, Colorado, Idaho,
                                                                Nevada, New Mexico, Utah,
                                                                        Washington

 Healan Communications, Inc.                  Georgia          Florida, Georgia, Louisiana,
                                                               Mississippi, North Carolina,
                                                                Oklahoma, South Carolina,
                                                                         Virginia

 International Computer Systems, Inc.         Virginia                     None





                                                                 SCHEDULE 6.3(a)

                                          JURISDICTION              JURISDICTIONS
        NAME OF SUBSIDIARY               OF INCORPORATION           WHERE QUALIFIED         OWNED BY*
        ------------------               ----------------           ---------------         --------
 ITC Tele-Services, Inc.                   Washington            Arizona, California,
                                                              Colorado, Idaho, Illinois,
                                                              Iowa, Maryland, Michigan,
                                                             Montana, Nevada, New Jersey,
                                                              New Mexico, North Dakota,
                                                               Oklahoma, Oregon, South
                                                              Dakota, Tennessee, Texas,
                                                             Utah, Virginia, Washington,
                                                                West Virginia, Wyoming

 LDDS Corporation                           Delaware                     None

 Military Communications Center, Inc.       Delaware        Alabama, Arizona, California,
                                                             Colorado, Florida, Georgia,
                                                             Illinois, Kansas, Kentucky,
                                                             Maryland, Minnesota, Nevada,
                                                              North Carolina, Tennessee,
                                                             Texas, Virginia, Washington,
                                                                        Hawaii

 Touch 1 Long Distance, Inc.                Alabama          Arizona, Arkansas, Colorado,
                                                               Florida, Georgia, Idaho,
                                                               Illinois, Iowa, Indiana,
                                                             Kansas, Kentucky, Louisiana,
                                                               Massachusetts, Michigan,
                                                               Minnesota, Mississippi,
                                                             Missouri, New Mexico, North
                                                            Carolina, North Dakota, Ohio,
                                                               Oklahoma, Oregon, Rhode
                                                               Island, South Carolina,
                                                               Tennessee, Texas, Utah,
                                                                Washington, Wisconsin

 TransCall America, Inc.                    Georgia          Alabama, Florida, Louisiana,
                                                                 Missouri, Oklahoma,
                                                                   Tennessee, Texas

 Digital Communications of America, Inc.    Oklahoma                     None

 WorldCom Network Services, Inc. f/k/a      Delaware           All 50 states, excluding
 WilTel, Inc.                                                  Hawaii but including The
                                                                 District of Columbia





                                        2                        SCHEDULE 6.3(a)

                                           JURISDICTION              JURISDICTIONS
        NAME OF SUBSIDIARY               OF INCORPORATION           WHERE QUALIFIED            OWNED BY*
        ------------------               ----------------           ---------------            --------
 Virginia WorldCom, Inc. f/k/a WilTel of      Virginia                     None
 Virginia, Inc.

 IDB WorldCom, Inc.                           Delaware          California, Maryland, New
                                                                   York, Texas, Wyoming

 WorldCom Federal Systems, Inc.               Delaware             California, New York

 IDB Media Group, Inc.                        Delaware        California, Florida, New York

 IDB WorldCom Services, Inc. a/k/a TRT/FTC    Delaware              Arkansas, Arizona,
 Communications                                                   California, Colorado,
                                                               Connecticut, D.C., Florida,
                                                                Georgia, Hawaii, Illinois,
                                                                  Indiana, Iowa, Kansas,
                                                                   Kentucky, Louisiana,
                                                                 Maryland, Massachusetts,
                                                                   Michigan, Minnesota,
                                                                  Mississippi, Missouri,
                                                                  Nebraska, Nevada, New
                                                                Hampshire, New Jersey, New
                                                                 Mexico, New York, North
                                                                Carolina, Ohio, Oklahoma,
                                                               Oregon, Pennsylvania, Rhode
                                                              Island, South Carolina, South
                                                                 Dakota, Tennessee, Utah,
                                                                 Vermont, Virginia, West
                                                                   Virginia, Wisconsin,
                                                                        Washington

 TC WorldCom AG                             Switzerland                    None

 WorldCom Caribbean, Inc.                     New York         Puerto Rico, Virgin Islands

 WorldCom International, Inc.                 Delaware                United Kingdom

 WorldCom Telecommunications Services,        Germany                      None
 GmbH

 GridNet, L.L.C.                              Oklahoma                   Georgia                     **





                                        3                        SCHEDULE 6.3(a)

                                                JURISDICTION              JURISDICTIONS
        NAME OF SUBSIDIARY                    OF INCORPORATION           WHERE QUALIFIED            OWNED BY*
        ------------------                    ----------------           ---------------            --------
 WorldCom Telecommunications Services, France      France                    France
 S.A.
 IDB Communications Group Limited                   N/A                   United Kingdom

                                                JURISDICTION              JURISDICTIONS
        NAME OF SUBSIDIARY                    OF INCORPORATION           WHERE QUALIFIED            OWNED BY*
        ------------------                    ----------------           ---------------            --------
 CS Network Services, Inc.                       California                   None

 TMC Communications, Inc.                        California                   None

 WorldCom Funding Corp.                           Delaware                  Oklahoma

 TTI National, Inc.                               Delaware          Alabama, Arkansas, California,
                                                                     Connecticut, Florida, Idaho,
                                                                     Delaware, Illinois, Indiana,
                                                                     Kansas, Kentucky, Louisiana,
                                                                   Maine, Massachusetts, Minnesota,
                                                                   Mississippi, Missouri, Nebraska,
                                                                      New Hampshire, Nevada, New
                                                                     Jersey, New Mexico, New York,
                                                                     North Carolina, North Dakota,
                                                                        Ohio, Oklahoma, Oregon,
                                                                     Pennsylvania, South Carolina,
                                                                     South Dakota, Texas, Vermont,
                                                                      Virginia, Washington, West
                                                                     Virginia, Wisconsin, Wyoming

 Western Business Network, Inc.                  California                   None

 WC Acquisition Inc.                              Arizona                     None

                                                JURISDICTION              JURISDICTIONS
        NAME OF SUBSIDIARY                    OF INCORPORATION           WHERE QUALIFIED            OWNED BY*
        ------------------                    ----------------           ---------------            --------
 TMC Communications, L.P.                       California                     None

______________________________
*     100% owned by Borrower and/or a Subsidiary unless otherwise designated.
**    Not a Restricted Subsidiary - 65% owned by WorldCom Network Services, Inc.





                                        4                        SCHEDULE 6.3(a)

                                SCHEDULE 6.3(B)

                      WARRANTS, OPTIONS, AND OTHER RIGHTS


                                      NONE





                                                                 SCHEDULE 6.3(b)

                                SCHEDULE 6.7(A)

                       LITIGATION REASONABLY LIKELY TO BE
                            A MATERIAL ADVERSE EVENT


                                      NONE





                                                                 SCHEDULE 6.7(a)

                                SCHEDULE 6.7(B)

                                OTHER LITIGATION


1. TSI: On December 20, 1993, Telecommunications Services, Inc. ("TSI"), a former reseller customer, filed its first amended answer, affirmative defenses, a four-count counterclaim, and third party claims against TransCall America, Inc. and Advanced Telecommunications Corporation in Florida circuit court in Dade County, Florida in response to a collections action initiated by TransCall. The TSI counterclaim and third party claim allege civil remedies for criminal practices under chapter 772, Florida Statutes, civil racketeering under chapter 895, Florida Statutes, negligence, and unjust enrichment, and seek damages under each action in excess of $15 million. On February 24, 1995, the court stayed the action and referred it to the Florida Public Service Commission for review and appropriate proceedings based upon the Commission's exclusive jurisdiction. The Commission has taken no action to date.

2. DOHAN CLASS ACTION: On September 15, 1992, the Company was served with a second amended complaint filed by S. H. Dohan & Company, P.A. ("DOHAN") in the County Court for Dade County, Florida. The defendant in the suit is the Company's subsidiary, TransCall America, Inc. d/b/a ATC Long Distance ("TRANSCALL"). The second amended complaint alleges common law fraud and deceit for interstate and intrastate calls, seeks unspecified damages, requests an accounting and refund for all customers in all states of alleged overcharges, together with interest and court costs, and seeks certification of a class. On January 15, 1994, by leave to amend by supplementation, Dohan also seeks to add an additional count for money had and received. This action originated in Florida county court, was removed to federal court, and later remanded back to the Florida county court. On the basis of these actions and other pleadings, TransCall filed its answer to the second amended complaint on November 22, 1993, which denied Dohan's allegations and asserts various affirmative defenses. On July 23, 1995 the court approved a partial settlement negotiated by the plaintiff and TransCall that (i) certified a class limited to TransCall's Miami billing system customers, (ii) restates the class action complaint to delete any claim for fraud or punitive damages, (iii) stayed the court action and transferred the matter to the Commission to resolve the claims for overcharges, (iv) limits attorneys fees to $400,000.00, and
         (vi) provides minimum $1,000,000.00 refund to the class. On July 23, 1995 the plaintiff filed its Third Amended Complaint limited to claims of overcharges and improper billings. Currently the parties are in discovery.

3. WATSCO V. COM SYSTEMS, LICKLIDER, ET AL: In October 1987, Com Systems and Watsco entered into a convertible debt financing arrangement and, subject to certain terms and conditions, Com Systems also granted Watsco an option to invest up to an additional $1,650,000 in Com Systems. Com Systems has asserted the option is not exercisable. On January 17, 1989, Watsco filed an action against Com Systems, its directors and certain officers and other defendants in United States District Court for the Southern District of Florida in Civil Action File No. 89-0103. The complaint alleged (a) violations of the Racketeer Influenced and Corrupt Organization Act ("RICO"), (b) interference with contract rights, (c) breach of contract, (d) fraud, and (e) violations of the Securities and Exchange Act of 1934. One of the original allegations was for malicious prosecution stemming from an earlier suit by Com Systems. At that point, Com Systems' liability carrier undertook direction and costs of defense, but has brought action for ruling to be relieved of its duty to defend. Watsco dismissed its RICO claim at pretrial conference to reduce the days necessary to try the case. The court also ruled that Watsco could not measure its damages for loss





                                                                 SCHEDULE 6.7(b)
         of exercise opportunity of the option on the basis of accretion of original stock value. After five weeks of trial, on October 13, 1994, the trial court judge granted a mistrial to Watsco. Another judge has been assigned to the case.

4. INTEGRATED CONSULTING SERVICES V. LDDS: On August 12, 1994, ICS served its complaint in D.C. Federal District Court, Civil Action No. 94-1655, asserting that LDDS Metromedia sales personnel through a Metromedia agent, Net-Tel, had contracted for an exclusive agency arrangement whereby ICS would market LDDS service capacity to the cable television industry and that LDDS subsequently breached the arrangement. ICS also asserts fraud claims and requests judgment for $100 million punitive damages. Business account file documentation discloses LDDS did not approve the contract. Venue of the action has been transferred to Maryland.

5. EURONET DIGITAL COMMUNICATION (1992) LTD., INCOM ADVANCED COMMUNICATION SYSTEMS. LTD., BENJAMIN LEBOVITZ AND EL LIOR V. IDB COMMUNICATIONS GROUP, INC.: On October 21, 1993, Euronet, Incom, Benjamin Lebovitz and Eli Lior filed a complaint in the U.S. District Court for the Southern District of New York against IDB and certain IDB personnel, alleging that IDB breached an oral agreement to enter into a joint venture with Euronet and that the employee defendants committed fraud by failing to disclose that IDB had entered into a similar joint venture with a competitor of Euronet. The plaintiffs also allege that IDB breached separate agency and sales representative agreements and seek compensatory and punitive damages and injunctive relief. The court has dismissed the fraud and punitive damages claims.

6. IDB RELATED INVESTIGATIONS: On June 9, 1994, the SEC issued a formal order of investigation concerning certain matters, including IDB's financial position, books and records and internal controls and trading in IDB securities on the basis of non-public information. The SEC has issued subpoenas to WorldCom, IDB and others, including certain former officers of IDB, in connection with its investigation. The NASD and other self- regulatory bodies have also made inquiries of IDB concerning similar matters.

         The U.S. Attorney's Office for the Central District of California has issued grand jury subpoenas to IDB seeking documents relating to IDB's first quarter of 1994 results, the Deloitte & Touche LLP resignation, trading in IDB securities and other matters, including information concerning certain entities in which certain former officers of IDB are personal investors and transactions between such entities and IDB. IDB has been informed that a criminal investigation has commenced.
         The U. S. Attorney's Office has issued a grand jury subpoena to WorldCom arising out of the same investigation seeking certain documents relating to IDB. The Company is cooperating with both investigations.

7. SNELLING V. LDDS AND IDB: William Snelling was an IDB Board member who entered a consulting services agreement for the years 1992 through 2006 calling for graduated payments over the term totaling over $5 million. The Company is not making payments in the belief that the contract is not fair to IDB nor the Company and without appropriate consideration. Snelling sued for breach of contract and intentional misrepresentation against LDDS in Los Angeles County Superior Court in April, 1995. The Company counterclaimed for breach of fiduciary duty, rescission and refund of monies previously paid. The parties are in discovery.

         Additional information provided in separate letter.





                                        2                        SCHEDULE 6.7(b)

                                  SCHEDULE 6.9

                             ENVIRONMENTAL MATTERS


              [TO BE PROVIDED SEPARATELY PURSUANT TO SECTION 6.9]





                                                                    SCHEDULE 6.9

                                 SCHEDULE 6.11

                                   PROPERTIES


                                      NONE





                                                                   SCHEDULE 6.11

                                 SCHEDULE 6.13

                          TRANSACTIONS WITH AFFILIATES


1. WorldCom, Inc. ("WORLDCOM" or "COMPANY") leases approximately 139,700 square feet of space for its East Rutherford, New Jersey headquarters, of which approximately 31,000 square feet is used by Metromedia Company ("METROMEDIA"). The Metromedia portion of the rent is approximately $692,000 per year. The entire lease is for a 15-year period, with various partial termination options. In addition, Metromedia guaranteed all of WorldCom's obligations under the lease for the East Rutherford, New Jersey headquarters. WorldCom also subleased or leased from certain of its affiliates certain additional office space in Secaucus, New Jersey; New York, New York; and Columbia, Maryland. The Company is currently evaluating these properties and leases to determine what action it will take thereunder.

2. Pursuant to the terms of separate leases of microwave transmission facilities, the Company as successor to Metromedia Communications Corporation ("MCC") is obligated to make the following estimated minimum payments to Metromedia over the remaining terms of the leases, one of which expires in 1997 and the others expire in 2001:
         $18,353,000 (1996), $11,367,000 (1997), and $14,547,000 (in the
         aggregate for the years from 1998 through 2001). In addition, at the end of the term of each of the leases, the Company may purchase the equipment covered by such lease at a price to be determined at such date in accordance with the provisions of each lease.

3. Indemnity Agreements - IDB entered into an indemnity agreement with certain of its Affiliates. The agreements indemnify such persons against certain liabilities arising out of their service in their capacities as directors and/or officers and prevent IDB from modifying its indemnification policy in a way that is adverse to any person who is a party to one of the agreements.

4. On August 23, 1995, Metromedia converted its Series 1 Preferred Stock into 21,876,976 shares of Common Stock and exercised warrants to acquire 3,106,976 shares of Common Stock and sold its position of 30,849,976 shares of Common Stock in a public offering. In connection with the preferred stock conversion, the Company made a non-recurring payment of $15.0 million to Metromedia, representing a discount to the minimal nominal dividend that would have been payable on the Series 1 Preferred Stock prior to the September 15, 1996 optional call date of approximately $26.6 million (which amount included an annual dividend requirement of $24.5 million plus accrued dividends to such call date). The Company did not receive any proceeds from the sale of the shares, but did receive approximately $33.7 million in proceeds from the concurrent exercise of such warrants. In May 1995, Metromedia exercised its right to purchase approximately 3.1 million shares of Common Stock for $30.7 million under purchase warrants. Metromedia is a Delaware general partnership, of which the sole partners are a trust affiliated with Mr. Kluge and Mr. Subotnick. Ms. Kessell and Messrs, Kluge and Subotnick are officers of Metromedia.





                                                                   SCHEDULE 6.13

                                 SCHEDULE 6.19

                                  TRADE NAMES


                                      NONE





                                                                   SCHEDULE 6.19

                                 SCHEDULE 6.20

                             INTELLECTUAL PROPERTY


1. A company in Canada uses the name WilTel Communications, Inc. A NUANS search conducted by Canadian counsel indicates that WilTel Communications, Inc. is an Alberta corporation located in Calgary.
         The search indicated that the company was incorporated in January 1994. Canadian counsel sent a cease and desist letter on August 8, 1994.

2. Unidial Incorporated uses and has applied for U.S. registration of the mark "WILCALL" in conjunction with telecommunications services, namely long distance telephone services and telephone communication services featuring customized billing reports, serial no. 74-438,938, which mark was published for opposition in the Official Gazette of July 5, 1994. Unidial was authorized by WilTel, Inc. to use the mark "WILCALL." Unidial has orally agreed to assign all right, title, and interest in and to the mark "WILCALL" in exchange for a license to use the mark "WILCALL." The written license agreement has not yet been negotiated.

3. The Company markets many of its services under the name "LDDS WorldCom." The Company's acquired subsidiary, IDB Communications Group, Inc., operated its international private line division under the name "IDB WorldCom," that company having earlier acquired from another corporation the international private line enterprise known in the communications industry as "WorldCom." Currently the name "WorldCom" is federally registered to Wolf Communications Company, which operates a specialized business internet service. The Company has apprised Wolf of the Company's objection to Wolf's use and registration. Wolf had advised it saw no basis for marketplace confusion, but has since retreated from that advice. The Company has pending applications for registration of the WorldCom name and currently utilized LDDS WorldCom logo.





                                                                   SCHEDULE 6.20

                                 SCHEDULE 7.12

                                 EXISTING DEBT


                                                                                        BALANCE OWED
     INDEBTEDNESS          INDEBTEDNESS        USE OF                MATURITY             AS OF
      INCURRED BY             OWED TO          PROCEEDS                 DATE            MARCH 31, 1996
- ------------------------------------------------------------------------------------------------------------
 1.       Borrower      Northern Telecom      Equipment             October 1996          $70,422
                        Finance Corporation

 2.       Borrower      DSC Communications    Lease                 Various               $45,018

 3.       Microtel      Data General          Lease                 December 1996         $65,104

 4.       Dial-Net      Guardian Capital      Lease                 June 1996             $109,244

 5.       ITC Tele-     Telecommunications    Lease                 March-June 1999       $564,337
          Services,     Finance Group
          Inc.

 6.       IDB           Continental Bank      Indenture 5%          August 2003           $195,500,000
          WorldCom,     (Trustee)             Convertible
          Inc.                                Subordinated Notes

 7.       Borrower      Bank of Oklahoma      Mortgage (9%)         April 2000            $10,327,778

 8.       ITC Tele-     Tricon                Lease                 June 1996             $15,958
          Services,
          Inc.

 9.       Com           Sanwa                 Lease                 June 1996             $10,318
          Systems,
          Inc.





                                                                   SCHEDULE 7.12

                                                              [DRAFT OF 7/1/96]


                                 SCHEDULE 7.13

                                 EXISTING LIENS


     DEBTOR                        SECURED PARTY             JURISDICTION    FILE NO.         FILE DATE    COLLAT. DESC.
 Com Systems, Inc.               EDS Capital Corp.           S/S AZ           635781           09/11/90     accounts
                                                                                                            receivable,
                                                                                                            certain
                                                                                                            contract
                                                                                                            rights,
                                                                                                            general
                                                                                                            intangibles
 Com Systems, Inc.               DSC Finance Corp.           S/S AZ           599280           11/09/89     equipment
 Com Systems, Inc.               DSC Finance Corp.           S/S AZ           600878           11/22/89     equipment
 Com Systems, Inc.               DSC Finance Corp.           S/S CA           89-293021        11/13/89     equipment
 Com Systems, Inc.               DSC Finance Corp.           S/S CA           89-301863        11/22/89     equipment
 Com Systems, Inc.               DSC Finance Corp.           S/S CA           89-301864        11/22/89     equipment
 Com Systems, Inc.               DSC Finance Corp.           S/S CA           90-007310        01/09/90     equipment
 Com Systems, Inc.               DSC Finance Corp.           S/S CA           90-007311        01/09/90     equipment
 Com Systems, Inc.               DSC Finance Corp.           S/S CA           90-099084        04/18/90     equipment
 Com Systems, Inc.               Sanwa Leasing Corp.         S/S CA           90-123904        05/15/90     equipment
 Com Systems, Inc.               Sanwa Business Credit       S/S CA           90-233547        08/20/90     equipment
                                 (assignee of DSC
                                 Finance)
 Com Systems, Inc.               Sanwa Business Credit       S/S CA           90-242841        10/01/90     equipment
                                 (assignee of DSC
                                 Finance)
 Com Systems, Inc.               Sanwa Business Credit       S/S CA           90-290531        11/30/90     equipment
                                 (assignee of DSC
                                 Finance)
 Com Systems, Inc.               DSC Finance Corp.           S/S CA           91-110865        05/20/91     equipment
 Com Systems, Inc.               DSC Finance Corp.           S/S CA           91-110866        05/20/91     equipment





                                                                   SCHEDULE 7.13

                                                              [DRAFT OF 7/1/96]

     DEBTOR                        SECURED PARTY             JURISDICTION    FILE NO.         FILE DATE    COLLAT. DESC.
 Com Systems, Inc.               Sanwa Business Credit       S/S CA           91-183215        08/28/91     equipment
                                 (assignee of DSC
                                 Finance)
 Com Systems, Inc.               DSC Finance Corp.           S/S CA           89-14396         12/12/89     equipment
 Com Systems, Inc.               DSC Finance Corp.           S/S CA           89-14586         12/18/89     equipment
 Com Systems Network Services    DSC Finance                 S/S CA           90-157608        06/21/90     equipment
 Com Systems Network Services    Sanwa Business Credit       S/S CA           90-157609        06/21/90     equipment
                                 (assignee of DSC
                                 Finance)
 Com Systems Network Services    Sanwa Business Credit       S/S CA           90-157610        06/21/90     equipment
                                 (assignee of DSC
                                 Finance)
 Com Systems Network Services    Sanwa Business Credit       S/S CA           90-157671        06/21/90     equipment
                                 (assignee of DSC
                                 Finance)
 Com Systems Network Services    Sanwa Business Credit       S/S CA           90-157612        06/21/90     equipment
                                 (assignee of DSC
                                 Finance)
 Com Systems Network Services    Sanwa Business Credit       S/S CA           90-157613        06/21/90     equipment
                                 (assignee of DSC
                                 Finance)
 Com Systems Network Services    Sanwa Business Credit       S/S CA           90-157614        06/21/90     equipment
                                 (assignee of DSC
                                 Finance)
 Healan Communications, Inc.     Community Bank              S/S SC           92-029972        06/25/92     contract
                                                                                                            rights between
                                                                                                            the company
                                                                                                            and a third-
                                                                                                            party for the
                                                                                                            lease of
                                                                                                            telephone
                                                                                                            equipment





                                      2
                                                                   SCHEDULE 7.13

                                                              [DRAFT OF 7/1/96]



     DEBTOR                        SECURED PARTY             JURISDICTION            FILE NO.         FILE DATE    COLLAT. DESC.
 LDDS Communications, Inc.       Center Capital Corp.           S/S FL              940000022183       02/01/94     equipment
                                 (assignee of Data Gen.)
 LDDS Communications, Inc.       Vendor Funding Co.             S/S MS              0509547            10/15/90     equipment
                                 (assignee of Data Gen.)
 LDDS Communications, Inc.       Vendor Funding Co.             S/S MS              0523612            12/28/90     equipment
                                 (assignee of Data Gen.)
 LDDS Communications, Inc.       Data General                   S/S MS              0580946            09/19/91     equipment
 LDDS Communications, Inc.       Center Capital Corp.           S/S MS              0772633            02/01/94     equipment
                                 (assignee of Data Gen.)
 LDDS Communications, Inc.       GE Capital                     S/S MS              516091             11/16/90     equipment
 LDDS Communications, Inc.       DSC Marketing                  S/S MS              0634264            05/21/92     equipment
 LDDS Communications, Inc.       Vendor Funding Co.             Hinds Co. MS        293783             10/15/90     equipment
                                 (assignee of Data Gen.)
 LDDS Communications, Inc.       GE Capital                     Hinds Co. MS        294583             11/15/90     equipment
 LDDS Communications, Inc.       Vendor Funding Co.             Hinds Co. MS        297496             02/26/91     equipment
                                 (assignee of Data Gen.)
 LDDS Communications, Inc.       DSC Marketing                  S/S MO              1823753            01/22/90     equipment
 LDDS Communications, Inc.       DSC Marketing                  S/S MO              1851075            03/30/90     equipment
 LDDS Communications, Inc.       DSC Marketing                  S/S MO              1908578            08/30/90     equipment
 LDDS Communications, Inc.       DSC Marketing                  S/S MO              1908579            08/30/90     equipment
 LDDS Communications, Inc.       DSC Marketing                  S/S MO              1934946            11/15/90     equipment
                                 (assignee of DSC
                                 Finance)
 Long Distance Discount Service  GE Capital                     S/S MS              487690             06/29/90     equipment
 Long Distance Discount Service  DSC Marketing                  S/S MO              2448928            09/07/94     equipment





                                        3                          SCHEDULE 7.13

                                                              [DRAFT OF 7/1/96]



     DEBTOR                              SECURED PARTY          JURISDICTION        FILE NO.         FILE DATE    COLLAT. DESC.
 Vyvx Telecom, Inc.                   North. Telecom Fin.         S/S OK            0000775          02/23/90     equipment
 Vyvx Telecom, Inc.                   North. Telecom Fin.         S/S TX            8900277891       12/15/89     equipment
 Vyvx Telecom, Inc.                   North. Telecom Fin.         S/S TX            8900277892       12/15/89     equipment
 WTG Network, Inc.                    Receivable Capital          S/S OK            0014659          03/26/91     certain accts.
 WilTel, Inc.                         North. Telecom Fin.         S/S CA            92073564         04/17/92     equipment
 WilTel, Inc.                         North. Telecom Fin.         S/S CA            92253831         12/04/92     equipment
 WilTel, Inc.                         North. Telecom Fin.         S/S CA            92253832         12/03/92     equipment
 WilTel, Inc.                         North. Telecom Fin.         S/S FL            920000076934     04/17/92     equipment
 WilTel, Inc.                         North. Telecom Fin.         Fulton Co., GA    784906           12/03/92     equipment
 WilTel, Inc.                         North. Telecom Fin.         Fulton Co., GA    774228           04/17/92     equipment
 WilTel, Inc.                         North. Telecom Fin.         S/S IL            2974774          04/17/92     equipment
 WilTel, Inc.                         North. Telecom Fin.         S/S IL            3058149          12/02/92     equipment
 WilTel, Inc.                         North. Telecom Fin.         S/S IL            3058151          12/02/92     equipment
 WilTel, Inc.                         North. Telecom Fin.         S/S MD            21088421         04/17/92     equipment
                                                                                    Libor 3411
                                                                                    Folio 0979
 WilTel, Inc.                         North. Telecom Fin.         S/S NY            078753           04/01/92     equipment
 WilTel, Inc.                         North. Telecom Fin.         S/S NY            251366           12/03/92     equipment
 WilTel, Inc.                         North. Telecom Fin.         S/S NY            251637           12/03/92     equipment
 WilTel, Inc.                         North. Telecom Fin.         S/S OH            AH37040          04/17/92     equipment
 WilTel, Inc.                         North. Telecom Fin.         Cuyahoga Co., OH  1221019          04/17/92     equipment
 WilTel, Inc.                         Receivable Capital          S/S OK            N01660           04/30/92     certain accts.
 WilTel, Inc.                         Receivable Capital          S/S OK            014661           03/26/91     certain accts.
 WilTel, Inc.                         Receivable Capital          S/S OK            014662           03/26/91     certain accts.
 WilTel, Inc.                         Receivable Capital          S/S OK            014663           03/26/91     certain accts.
 WilTel, Inc.                         North. Telecom Fin.         S/S OK            062081           12/03/92     equipment
 WilTel, Inc.                         North. Telecom Fin.         Tulsa Co., OK     92290            04/20/92     equipment
 WilTel, Inc.                         North. Telecom Fin.         S/S TX            9200232248       12/03/92     equipment
 Com Systems Network Services         Metromedia                  S/S AZ            704866           05/14/92     customer lists
                                      Communications





                                        4                          SCHEDULE 7.13

                                                              [DRAFT OF 7/1/96]



     DEBTOR                              SECURED PARTY            JURISDICTION         FILE NO.        FILE DATE    COLLAT. DESC.
 Com Systems Network Services         Metromedia                  S/S AZ              704869           05/14/92     customer lists
                                      Communications
 Com Systems Network Services         Metromedia                  S/S  CA             92-108723        05/14/92     customer lists
                                      Communications
 Com Systems Network Services         Metromedia                  S/S CA              92-108725        05/14/92     customer lists
                                      Communications
 International Computer Systems,      LDDS Communications,        VA Corporate        9310017214       10/01/93     certain
 Inc.                                 Inc.                        Commission                                        accounts
 LDDS Communications, Inc.            WilTel Communications,      S/S MS              0719639          06/09/93     equipment
                                      Inc.
 LDDS Communications, Inc.            WilTel Communications,      S/S MS              0719640          06/09/93     equipment
                                      Inc.
 LDDS Communications, Inc.            WilTel Communications,      S/S MS              0709148          04/29/93     equipment
                                      Inc.
 Com Systems Network Services         Metromedia                  S/S NV              92-04312         05/14/92     customer lists
                                      Communications
 WilTel, Inc.                         North. Telecom Fin.         S/S TX              9200074458       04/17/92     equipment
 IDB Communications Group, Inc.       GE Capital                  NY County, NY       92PN37665        08/17/92     equipment
 IDB Communications Group, Inc.       Metlife Capital             NY County, NY       93PN31781        06/23/93     furniture,
                                      Corporation                                                                   fixtures,
                                                                                                                    equipment
 Houston International Teleport       Metlife Capital             S/S CA              91010501         01/18/91     equipment
                                      Corporation
 IDB Communications Group, Inc.       GE Capital                  S/S CA              92068793         04/06/92     equipment
 IDB Communications Group, Inc.       GE Capital                  S/S CA              92246686         11/23/92     equipment
 IDB Communications Group, Inc.       Metlife Capital             S/S CA              93123388         06/22/93     equipment
                                      Corporation
 LDDS Communications, Inc.            Bank of Oklahoma            County Clerk,       95037755 Book    05/03/95     Mortgage (9%)
                                                                  Tulsa, Oklahoma     5710, Page                    on real
                                                                                      1694-1711                     property





                                        5                          SCHEDULE 7.13

                                                              [DRAFT OF 7/1/96]


                                 SCHEDULE 7.16

                    REQUIREMENTS FOR A PERMITTED ACQUISITION


         Promptly (and in no event later than 10 days following the consummation of the Permitted Acquisition), Borrower shall deliver, or cause to be delivered to, Administrative Agent (with sufficient copies for the Lenders) all of the following (all terms used with their initial letters capitalized are used herein with their meanings as defined in the Agreement):

         1. Schedules. If the information on any Schedule changes or is incomplete as a result of such Permitted Acquisition (other than revisions or supplements to SCHEDULES 6.2(A), 6.7(A), 6.9, 6.11, 6.13, 7.12, 7.13, and 7.21,
which revised or supplemental Schedules must be submitted and approved by Determining Lenders in accordance with SECTION 5.2), revised or supplemental Schedules to the Agreement which are required to make the disclosures in such Schedules accurate after giving effect to such Acquisition.

         2. Guaranties. Promptly (and in no event later than 10 days following the consummation of the Permitted Acquisition), a Guaranty, substantially in the form of EXHIBIT B to this Agreement, executed by each Restricted Company which first becomes a Subsidiary of Borrower and a Restricted Company (other than a Foreign Restricted Subsidiary) upon consummation of the Permitted Acquisition.

         3. Articles of Incorporation. Copies of the Articles or Certificate of Incorporation, and all amendments thereto, of each Restricted Company which first becomes a Restricted Company upon consummation of the Permitted Acquisition (or, in the case of any Restricted Company that is a limited partnership, of the corporate general partner of such Company, if any), and, in the case of any Restricted Company that is a limited partnership, copies of its Limited Partnership Agreement and all amendments thereto, accompanied by certificates that such copies are correct and complete, one dated a date not more than 60 days prior to the date of the Permitted Acquisition, issued by the appropriate Governmental Authority of the jurisdiction of incorporation of each such Restricted Company (other than any such Company that is a limited partnership) or any corporate general partner thereof, and one dated as of the date of consummation of the Permitted Acquisition, executed by the President, a Vice President, the Secretary or an Assistant Secretary of each such Restricted Company, or of its general partner, as applicable.

         4. Bylaws. Copies of the Bylaws, and all amendments thereto, of each Restricted Company which first becomes a Restricted Company upon consummation of the Permitted Acquisition (or, in the case of any Restricted Company that is a limited partnership, of the corporate general partner of such Company, if any), accompanied by a certificate that such copy is correct and complete, executed by the President, a Vice President, the Secretary or an Assistant Secretary of each such Company, or of its general partner, as applicable.

         5. Incumbency. Certificates of incumbency of all officers of each Restricted Company which first becomes a Restricted Company upon consummation of the Permitted Acquisition (or, in the case of any Restricted Company that is a limited partnership, of the general partner of such Company) who will be authorized to execute a Guaranty or any other Loan Paper on behalf of any such Company, executed by the President, a Vice President, the Secretary or an Assistant Secretary of each such Company, or of its general partner, as applicable.





                                                                   SCHEDULE 7.16

                                                              [DRAFT OF 7/1/96]



         6. Resolutions. Copies of resolutions duly adopted by the Board of Directors of each Restricted Company which first becomes a Restricted Company upon consummation of the Permitted Acquisition or, in the case of any Restricted Company that is a limited partnership, by the Board of Directors of the general partner of such Company, and that will be executing any Loan Paper as of the date of the Permitted Acquisition, approving such Loan Papers to which it is a party and authorizing the transactions contemplated in the Loan Papers, accompanied by a certificate of the Secretary or an Assistant Secretary of each such Company or of its general partner, as applicable, that such copy is a true and correct copy of resolutions duly adopted at a meeting of (which may be held by conference telephone or similar communications equipment by means of which all Persons participating in a meeting can hear each other if permitted by applicable Law and, if required by such Law, by the Bylaws of such Company or of its general partner, as applicable), or by the unanimous written consent of (if permitted by applicable Law and, if required by such Law, by the Bylaws of such Company or of its general partner, as applicable), the Board of Directors of such Company or of its general partner, as applicable, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or revoked in any respect (except as any such resolution may be modified by any such other resolution), and are in full force and effect as of the date of consummation of such Permitted Acquisition.

         7. Good Standing and Authority; Lien Searches. Copies of any certificates of authority and good standing and any filing officer certificates (or commercial reports similar thereto) obtained by or delivered to Borrower in connection with the Acquisition.

         8. Insurance. With respect to each Restricted Company which becomes a Restricted Company as a result of the Permitted Acquisition, certificates of insurance for each policy of insurance maintained by such Restricted Company and evidence that such policies are in full force and effect.

         9. Other Documents. Such other agreements, documents, instruments, opinions, certificates, and evidences as Administrative Agent may reasonably request. Administrative Agent shall, upon request of Borrower, confirm to Borrower that it has received all such items so requested and that all matters required to be satisfactory to the Administrative Agent are satisfactory.





                                        2                          SCHEDULE 7.16

                                                              [DRAFT OF 7/1/96]


                                 SCHEDULE 7.21

                               OTHER INVESTMENTS


NOVA Corporation                                   2,371,063 shares of Common Stock (8.3%)

Ceridian Corporation                               246,807 shares Common Stock

Pulson Communications Corporation                  185,591 shares of Common Stock (approx. 13.3%) with options to acquire an additional 92,098 shares of Common Stock (approx. 6.6%);
                                                   $1,000,000 Promissory Note dated October 18, 1994 and due April 1998

TelAtlantic Corporation Limited (TCL)              30% owned

Interglobe Telecommunications Int'l                96,343 ordinary shares

Gridnet, L.L.C.                                    $10,000,000 Promissory Note due June 30, 2000
                                                   65% owned

International Business Machines Corporation        Common Stock Certificate Number P330024; 2 Shares

Cincinnati Bell, Inc.                              Common Stock Certificate Number CB133702; 2 Shares

Rochester Telephone Corporation                    Common Stock Certificate Number CCU81091; 2 Shares
                                                   Common Stock Certificate Number CCU106695; 2 Shares

U.S. West, Inc.                                    Common Stock Certificate Number ZQ00434344; 2 Shares
                                                   Common Stock Certificate Number MG295998; 2 Shares

Bell Atlantic Corporation                          Common Stock Certificate Number ZQ45013772; 2 Shares

GTE Corporation                                    Common Stock Certificate Number CTC046439; 1 Share
                                                   Common Stock Certificate Number GTE284254; 2 Shares

International Telecharge, Inc.                     Common Stock Certificate Number DC9515; 1 Share

Compression Labs, Inc.                             Common Stock Certificate Number SFU13439; 1 Share

Volt Information Services, Inc.                    Common Stock Certificate Number NU27886; 1 Share

TransWorld Airlines, Inc.                          Common Stock Certificate Number C28170; 220 Shares
                                                   12% Preferred Stock Certificate Number P04476; 25 Shares
                                                   Warrant Certificate Number W09972; 50 Warrants

Infisy Systems, Inc.                               Common Stock; 14,570 Shares





                                                                   SCHEDULE 7.21

                                                              [DRAFT OF 7/1/96]



Vicom, Inc.                                        Common Stock Certificate Number 3943; 1 Share

Telesphere International, Inc.                     Common Stock Certificate Number C28417; 1 Share

United Telecommunications, Inc.                    Common Stock Certificate Number K281524; 1 Share

Doskocil Companies, Inc.                           Common Stock Certificate Number A3658; 1 Share
                                                   Common Stock Certificate Number A7082; 1 Share
                                                   Common Stock Certificate Number A1452; 38 Shares

ITT Corporation                                    Common Stock Certificate Number SD880465; 1 Share

Communications Transmission, Inc.                  Common Stock Certificate Number CT1188; 1 Share

MCI Communications Corporation                     Common Stock Certificate Number U672372; 1 Share

ACC Corporation                                    Common Stock Certificate Number R2554; 1 Share

DSC Communications Corporation                     Common Stock Certificate Number DS77457; 1 Share

ALC Communications Corporation                     Common Stock Certificate Number C15126; 1 Share

The Williams Companies, Inc.                       Common Stock Certificate Number NYX140052; 1 Share

Northern Telecom Limited                           Common Stock Certificate Number NM63379; 1 Share

Digital Equipment Corporation                      Common Stock Certificate Number MO296620; 1 Share

NYNEX Corporation                                  Common Stock Certificate Number ZQ00449020; 1 Share

American Telephone & Telegraph Company             Common Stock Certificate Number ZQ50160064; 1 Share

American Information Technologies
Corporation                                        Common Stock Certificate Number ZQ00478393; 1 Share


Pacific Telesis Group                              Common Stock Certificate Number ZQ00517882; 1 Share

Southwestern Bell Corporation                      Common Stock Certificate Number ZQ45043920; 1 Share
                                                   Common Stock Certificate Number NYS503167; 1 Share

BellSouth Corporation                              Common Stock Certificate Number ZQ00562979; 1 Share

Motorola, Inc.                                     Common Stock Certificate Number M94673; 1 Share
                                                   Common Stock Certificate Number M163303; 2 Shares
                                                   Common Stock Certificate Number M123164; 1 Share

Pacific Telecom, Inc.                              Common Stock Certificate Number PT27137; 1 Share





                                        2                          SCHEDULE 7.21

                                                              [DRAFT OF 7/1/96]


Fairfield Communities, Inc.                        Common Stock Certificate Number 375; 122 Shares

Lincoln Telecommunications Company                 Common Stock Certificate Number M07479; 1 Share
                                                   Common Stock Certificate Number LC3119; 1 Share

AirTouch Communications                            Common Stock Certificate Number ZQ618576; 1 Share

Allis-Chalmers Corporation                         Common Stock Certificate Number ACC13651; 2 Shares
                                                   Common Stock Certificate Number ACC13652; 2 Shares

Arlington Sports Facilities Development            Common Stock Certificate Number R3595; 8000 Shares

Continental Steel Company                          Common Stock Certificate Number 22; 210 Shares
                                                   Common Stock Certificate Number 7; 318 Shares

Federated Department Stores                        Common Stock Certificate Number 15695; 63 Shares

G/O International Inc.                             Common Stock Certificate Number 10791; 5907 Shares

International Poultry                              Common Stock Certificate Number RN5081; 37 Shares

Natura Energy Corporation                          Common Stock Certificate Number REORG0013;
                                                   2055 Shares

Smith International Inc.                           Common Stock Certificate Number A0705; 800 Shares
                                                   Common Stock Certificate Number A1617; 26 Shares
                                                   Common Stock Certificate Number B0705; 400 Shares
                                                   Common Stock Certificate Number A3010; 1 Share

Sprint Corporation                                 Common Stock Certificate Number X15976; 1 Share

TelAmerica Video Conference Corporation            Common Stock Certificate Number 9; 50 Shares

MIDCOM Communications Inc.                         Common Stock; 250,000 Shares

                                                   DEBT: $800,000 (face value) promissory note dated September 30, 1993
                                                   @ 1% above prime rate interest

IDB London Gateway Limited, a United
Kingdom corporation                                EQUITY: 50% owned by IDB Communications Group, Limited (which is 100%
                                                   owned by IDB WorldCom, Inc.)

IDB Mobile Communications, Inc., a
Delaware corporation                               EQUITY: 50% owned by IDB Mobile Holdings, Inc. (which is 100% owned by IDB WorldCom, Inc.)

KFS World Communications, Inc.                     Estimated $360,000 royalty due IDB under an Asset Purchase Agreement dated March 31, 1993 @ 6% interest (due in 1995-1998)





                                        3                          SCHEDULE 7.21

                                                              [DRAFT OF 7/1/96]


TRT Technologies Inc. (aka Panama)                 $400,000 due TRT/FTC Communications, Inc. under a $400,000 (face value) promissory note dated May 1, 1993 @ 6% interest (due 1998)

Massimo da Milano, Inc.                            Common Stock Certificate Number C0319, 2800 Shares





                                        4                          SCHEDULE 7.21

                                                              [DRAFT OF 7/1/96]


                                 SCHEDULE 7.24

                           EXISTING FINANCIAL HEDGES


         Notional Amount                   Termination Date                          Cap Rate
         ---------------                   ----------------                          --------
1.       $845,342,250                      2/01/97                                   7.42578%

2.       $100,000,000                      2/13/97                                   8.25000%

3.       $400,000,000                      2/16/97                                   8.3125%

4.       $200,000,000                      2/17/97                                   8.25000%

5.       $145,342,250                      2/24/97                                   8.25000%





                                                                   SCHEDULE 7.24

                                  EXHIBIT A-1

                  FORM OF AMENDED AND RESTATED REVOLVING NOTE

$_____________                                              _____________, 199__



                 FOR VALUE RECEIVED, the undersigned, WORLDCOM, INC., a Georgia corporation ("BORROWER"), hereby promises to pay to the order of ____________________ (the "LENDER"), at the offices of NATIONSBANK OF TEXAS, N.A., as Administrative Agent for the Lender and others as hereinafter described, on the Termination Date, the lesser of (i) _____ ____________________ ($___________) and (ii) the aggregate principal amount of
Borrowings under the Revolving Facility (other than under the Competitive Bid Subfacility or the Swing Line Subfacility) disbursed by the Lender to Borrower and outstanding and unpaid on the Termination Date.

                 This note has been executed and delivered under, and is subject to the terms of, the Amended and Restated Credit Agreement, dated as of June 28, 1996, (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Borrower, the Lender and other lenders named therein, the Administrative Agent, the Agents, and the Co-Agents, and is one of the "Revolving Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

                 [This Amended and Restated Revolving Note is an amendment, restatement, renewal, extension, [and] modification[, and consolidation] of, and substitution for, [the Revolving Note and the Term Note] (as the same may have been amended and replaced to the date hereof, [collectively,] the "FORMER NOTE(S)"), which Former Note(s) were executed and delivered by Borrower, and payable to the order of Lender pursuant to the Existing Agreement. This Amended and Restated Revolving Note is being issued in substitution of, and supercedes and replaces, the Former Note(s).](1)

                 [This Amended and Restated Revolving Note, together with the other Amended and Restated Revolving Notes issued on the date hereof pursuant to the Credit Agreement, are being issued in substitution of, and supersede and replace, the Revolving Notes and the Term Notes (as the same may have been amended and replaced to the date hereof) executed and delivered pursuant to the Existing Credit Agreement.](2)

                 THE LAWS (OTHER THAN CONFLICT-OF-LAWS PROVISIONS THEREOF) OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE





__________________________________

(1) Provision to be included in Amended and Restated Revolving Notes to Existing Lenders.

(2) Provision to be included in Amended and Restated Revolving Notes to Lenders other than Existing Lenders.




                                                                     EXHIBIT A-1

RIGHTS AND DUTIES OF BORROWER AND THE LENDER AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.

                                              WORLDCOM, INC.


                                              By
                                                -------------------------------
                                              (Name)
                                                    ---------------------------

                                              (Title)
                                                     --------------------------




                                                                     EXHIBIT A-1

                                  EXHIBIT A-2

               FORM OF AMENDED AND RESTATED COMPETITIVE BID NOTE

                                _________, 19__

         FOR VALUE RECEIVED, the undersigned, WORLDCOM, INC., a Georgia corporation ("BORROWER"), hereby promises to pay to the order of ____________________ (the "LENDER"), at the offices of NATIONSBANK OF TEXAS, N.A., as Administrative Agent for the Lender and others as hereinafter described:

                 (1) on the last day of the Interest Period for any Competitive Borrowing disbursed by Lender to Borrower, which Interest Period ends prior to the Termination Date, the aggregate principal amount of such Competitive Borrowing outstanding and unpaid on such last day of such Interest Period, and

                 (2) on the Termination Date, the aggregate principal amount of all Competitive Borrowings disbursed by Lender to Borrower (as hereinafter defined) and outstanding and unpaid on the Termination Date.

                 This note has been executed and delivered under, and is subject to the terms of, the Amended and Restated Credit Agreement, dated as of June 28, 1996 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Borrower, the Lender and other lenders named therein, the Administrative Agent, the Agents, and the Co-Agents, and is one of the "Competitive Bid Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

                 [This Amended and Restated Competitive Bid Note is an amendment, restatement, renewal, extension, modification of, and substitution for, the Competitive Bid Note (as the same may have been amended and replaced to the date hereof, the "FORMER NOTE"), which Former Note was executed and delivered by Borrower, and payable to the order of Lender pursuant to the Existing Agreement. This Amended and Restated Competitive Bid Note is being issued in substitution of, and supercedes and replaces, the Former Note.](1)

                 [This Amended and Restated Competitive Bid Note, together with the other Amended and Restated Competitive Bid Notes issued on the date hereof pursuant to the Credit Agreement, are being issued in substitution of, and supersede and replace, the Competitive Bid Notes (as the same may have





__________________________________

(1) Provision to be included in Amended and Restated Competitive Bid Note to Existing Lenders.




                                                                     EXHIBIT A-2
been amended and replaced to the date hereof) executed and delivered pursuant to the Existing Credit Agreement.](2)

                 THE LAWS (OTHER THAN CONFLICT OF LAWS PROVISIONS THEREOF) OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF BORROWER AND THE LENDER AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.

                                            WORLDCOM, INC.

                                            By
                                              ---------------------------------
                                            (Name)
                                                  -----------------------------
                                            (Title)
                                                   ----------------------------



__________________________________

(2) Provision to be included in Amended and Restated Competitive Bid Notes to Lenders other than Existing Lenders.




                                                                     EXHIBIT A-2

                                  EXHIBIT A-3

                  FORM OF AMENDED AND RESTATED SWING LINE NOTE

$25,000,000.00                                                     June 28, 1996



                 FOR VALUE RECEIVED, the undersigned, WORLDCOM, INC., a Georgia corporation ("BORROWER"), hereby promises to pay to the order of NATIONSBANK OF TEXAS, N.A. (the "LENDER"), on the Swing Line Maturity Date, the lesser of (i) TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) and (ii) the aggregate principal amount of Borrowings under the Swing Line Subfacility disbursed by the Lender to Borrower and outstanding and unpaid on the Swing Line Maturity Date.

                 This note has been executed and delivered under, and is subject to the terms of, the Amended and Restated Credit Agreement, dated as of June 28, 1996 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Borrower, the Lender and other lenders named therein, the Administrative Agent, the Agents, and the Co-Agents, and is the "Swing Line Note" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

                 This Amended and Restated Swing Line Note is an amendment, restatement, renewal, extension, modification of, and substitution for, the Swing Line Note (as the same may have been amended and replaced to the date hereof, the "FORMER NOTE"), which Former Note was executed and delivered by Borrower, and payable to the order of Lender pursuant to the Existing Agreement. This Amended and Restated Swing Line Note is being issued in substitution of, and supercedes and replaces, the Former Note.

                 THE LAWS (OTHER THAN CONFLICT OF LAWS PROVISIONS THEREOF) OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF BORROWER AND THE LENDER AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.



                                            WORLDCOM, INC.

                                            By
                                              --------------------------------
                                            (Name)
                                                  ----------------------------
                                            (Title)
                                                   ---------------------------





                                                                     EXHIBIT A-3

                                   EXHIBIT B

                     [AMENDED AND RESTATED](1) GUARANTY


         THIS GUARANTY is executed as of ____________, 199__, by ________________________________________, a ______________ corporation
("GUARANTOR"), for the benefit of the Administrative Agent, the Agent, and each Co-Agent under, and for the benefit of the Lenders now or hereafter party to, the Credit Agreement (as hereinafter defined).

         WHEREAS, WorldCom, Inc. (formerly known as LDDS Communications, Inc.), a Georgia corporation, ("BORROWER"), NationsBank of Texas, N.A., as the Administrative Agent, the Agents, the Co-Agents and the Lenders party thereto have executed an Amended and Restated Credit Agreement, dated as of June 28, 1996 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), together with certain other Loan Papers; and

         WHEREAS, provisions of the Credit Agreement permit Guarantor to directly or indirectly receive proceeds of Borrowings made pursuant thereto; and

         WHEREAS, it is expressly understood among Borrower, Guarantor, the Administrative Agent, the Agents, the Co-Agents, and the Lenders that the execution and delivery of this Guaranty is an integral part of the transactions contemplated by the Loan Papers and a condition precedent to the Lenders' obligations to extend credit to or on behalf of Borrower under the Credit Agreement;

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby guarantees to each Lender the prompt payment at maturity (by acceleration or otherwise), and at all times thereafter, of the portion of the Guaranteed Indebtedness (hereinafter defined) now or hereafter owed to such Lender, this Guaranty being upon the following terms and conditions:

         1. Unless otherwise defined herein, all capitalized terms used herein that are defined in the Credit Agreement have the meanings given to such terms in the Credit Agreement.

         2. As used throughout this Guaranty, the term "BORROWER" shall include, without limitation, Borrower, Borrower as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party hereafter appointed for Borrower or all or substantially all of its assets pursuant to any liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Debtor Relief Law (as hereinafter defined) from time to time in effect affecting the Rights (as hereinafter defined) of creditors generally.

         3. The term "GUARANTEED INDEBTEDNESS" means the Obligation as defined in the Credit Agreement (including amounts that would become due but for the operation of the automatic stay under Section 362 (a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), together with all pre- and post-maturity interest thereon and any and all fees, costs, attorneys' fees (including the allocated cost of internal counsel), and expenses reasonably incurred by the Administrative Agent, the Agents, the Co-Agents, or





__________________________________

(1) Include bracketed provision only in Guaranties by Restricted Companies who have previously executed a Guaranty under the Existing Agreement.




                                                                       EXHIBIT B
any Lender by reason of Borrower's or Guarantor's or any other obligor's default in payment of any of the foregoing indebtedness.

         4. This instrument shall be an absolute, irrevocable and continuing guaranty of payment and not merely of collectibility, and to the extent permitted by law shall not be subject to any counterclaim, right of set-off, or any defense whatsoever (other than a defense of payment or performance), and the circumstance that at any time or from time to time the Guaranteed Indebtedness may be paid in full shall not affect the obligation of Guarantor with respect to the Guaranteed Indebtedness of Borrower to any Lender thereafter incurred.

         5. If Guarantor becomes liable for any indebtedness owing by Borrower to any Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the Rights of each Lender hereunder shall be cumulative of any and all other Rights that such Lender may ever have against Guarantor. The exercise by the Administrative Agent or any Lender of any Right hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other Right by such Lender or the Administrative Agent, the Agents, the Co-Agents or any other Lender. Until payment in full of the Guaranteed Indebtedness and the termination of the obligation of Lenders to extend credit to Borrower under the Credit Agreement and the expiration of all LCs and Financial Hedges with any Lender, Guarantor hereby covenants and agrees that it shall not assert, enforce, or otherwise exercise (a) any right of subrogation to any of the rights or liens of the Administrative Agent or the Lenders or any other beneficiary against Borrower or any other obligor on the Guaranteed Indebtedness or any collateral or other security, or (b) any right of recourse, reimbursement, contribution, indemnification, or similar right against Borrower or any other obligor on all or any part of the Guaranteed Indebtedness or any guarantor thereof.

         6. Upon the occurrence of a Default, Guarantor shall, on written demand by Administrative Agent at the direction of Determining Lenders and without further notice of dishonor, without any notice having been given to Guarantor previous to such demand of the acceptance by the Administrative Agent or any Lender of this Guaranty, and without any notice having been given to Guarantor previous to such demand of the creating or incurring of such indebtedness, pay the unpaid amount of the Guaranteed Indebtedness due to the Lenders, the Administrative Agent, the Agents and the Co-Agents, and it shall not be necessary for the Administrative Agent, the Agents, the Co-Agents or any Lender, in order to enforce such payment by Guarantor, first or contemporaneously to institute suit or exhaust remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce Rights against any security which shall ever have been given to secure such Guaranteed Indebtedness.

         7. All principal of and interest on all indebtedness, liabilities, and obligations of Borrower to Guarantor (the "SUBORDINATED DEBT"), whether direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, now or hereafter existing, due or to become due to Guarantor, or held or to be held by Guarantor, whether created directly or acquired by assignment or otherwise, and whether evidenced by written instrument or not, shall be expressly subordinated to the Guaranteed Indebtedness. Guarantor agrees not to receive or accept any payment from Borrower with respect to the Subordinated Debt at any time a Default in respect of the payment of any of the Guaranteed Indebtedness or a Default under SECTION
8.3 has occurred and is continuing; and, in the event Guarantor receives any payment on the Subordinated Debt in violation of the foregoing, Guarantor will hold any such payment in trust for Lenders and forthwith turn it over to the Administrative Agent, on behalf of the Lenders, in the form received, to be applied to the Guaranteed Indebtedness.





                                       2                               EXHIBIT B

         8. Guarantor hereby agrees that (to the extent permitted law), its obligations under the terms of this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any one or more of the following events: (a) The Administrative Agent's or the Lenders' taking or accepting of any other security or guaranty for any or all of the Guaranteed Indebtedness; (b) any release, surrender, exchange, subordination, or loss of any security at any time existing in connection with any or all of the Guaranteed Indebtedness; (c) any release or partial release of the liability of any other obligor on the Obligation; (d) the insolvency, bankruptcy, disability, or lack of partnership or corporate power of Borrower, any of the undersigned, or any party at any time liable for the payment of any or all of the Guaranteed Indebtedness, whether now existing or hereafter occurring; (e) any renewal, extension, amendment, modification, or rearrangement of the payment of any or all of the Guaranteed Indebtedness, either with or without notice to or consent of Guarantor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by the Administrative Agent or any Lender to Borrower, Guarantor or any other obligor on the Obligation; (f) any neglect, delay, omission, failure, or refusal of the Administrative Agent or any Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Indebtedness; (g) any failure of the Administrative Agent or any Lender to notify Guarantor of any renewal, extension, or assignment of the Guaranteed Indebtedness or any part thereof, or the release of any security or of any other action taken or refrained from being taken by the Administrative Agent or any Lender against Borrower or any new agreement between any Lender, the Administrative Agent and Borrower, it being understood that neither the Administrative Agent nor any Lender shall be required to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Guaranteed Indebtedness; (h) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law, the act of creating the Guaranteed Indebtedness, or any part thereof, is ultra vires, or the officers creating same acted in excess of their authority or violated any fiduciary duties in connection therewith; or (i) any payment by Borrower or any other person or entity to the Administrative Agent, the Agents, the Co-Agents or any Lender is held to constitute a preference under the bankruptcy laws or if for any other reason the Administrative Agent, the Agents, the Co-Agents or any Lender is required to refund such payment or pay the amount thereof to someone else.

         9. Guarantor hereby waives (to the fullest extent it may lawfully do so) all Rights by which it might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Indebtedness or require suit against Borrower or others.

         10. Should Guarantor become insolvent, or fail to pay Guarantor's debts generally as they become due, or voluntarily seek, consent to, or acquiesce in, the benefit or benefits of any Debtor Relief Law (other than as a creditor or claimant) (as used herein, "DEBTOR RELIEF LAWS" means the Bankruptcy Code, as amended, of the United States of America and any other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief law from time to time in effect affecting the Rights of creditors generally), or become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the Rights of any Lender granted hereunder, then, in any such event, the Guaranteed Indebtedness shall be, as among Guarantor, the Administrative Agent, the Agents, the Co-Agents and Lenders, a fully matured, due, and payable obligation of Guarantor to the Lenders (without regard to whether Borrower is then in default under the Credit Agreement or whether the Obligation, or any part thereof is then due and owing by





                                       3                               EXHIBIT B

Borrower to any Lender), payable in full by Guarantor to Lenders upon demand, and the amount thereof so payable shall be the estimated amount owing in respect of the contingent claim created hereunder.

         11. The Guarantor's obligations hereunder shall remain in full force and effect until payment in full of the Guaranteed Indebtedness and the termination of the obligation of Lenders to extend credit to Borrower under the Credit Agreement and the expiration of all LCs and Financial Hedges with any Lender. If at any time any payment of the principal of or interest on any Note or any other amount payable by Borrower under the Credit Agreement or any Note is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         12. Guarantor represents and warrants that the value of the consideration received and to be received by Guarantor is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation may reasonably be expected to benefit Guarantor directly or indirectly.

         13. By execution hereof, Guarantor covenants and agrees that certain representations, warranties, terms, covenants, and conditions set forth in the Credit Agreement shall be made applicable to Guarantor or shall be imposed upon Guarantor, and Guarantor reaffirms that each such representation and warranty is true and correct and covenants and agrees to promptly and properly perform, observe, and comply with each such term, covenant, or condition. Moreover, Guarantor acknowledges and agrees that this Guaranty is subject to the offset provisions in favor of the Lenders in the Credit Agreement.

         14. It is the intention of Guarantor and the Lenders that the amount of the Guaranteed Indebtedness guaranteed by Guarantor by this Guaranty shall be in, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer or similar laws applicable as to Guarantor. Accordingly, notwithstanding anything to the contrary contained in this Guaranty or any other agreement or instrument executed in connection with the payment of any of the Guaranteed Indebtedness, the amount of the Guaranteed Indebtedness guaranteed by Guarantor by this Guaranty shall be limited to that amount which after giving effect thereto would not (i) render Guarantor insolvent, (ii) result in the fair saleable value of the assets of Guarantor being less than the amount required to pay its debts and other liabilities (including contingent liabilities) as they mature, or (iii) leave Guarantor with unreasonably small capital to carry out its business as now conducted and as proposed to be conducted, including its capital needs, as such concepts described in (I), (II) and (III) herein are determined under applicable law, if the obligations of Guarantor hereunder would otherwise be set aside, terminated, annulled or avoided for such reason by a court of competent jurisdiction in a proceeding actually pending before such court. For purposes of this Guaranty, the term "applicable law" means as to Guarantor each statute, law, ordinance, regulation, order, judgment, injunction or decree of the United States or any state or commonwealth, any municipality, any foreign country, or any territory, possession or tribunal applicable to Guarantor.

         15. This Guaranty is for the benefit of the Administrative Agent, the Agents, the Co-Agents, the Lenders, and their respective successors and assigns, and, in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the Rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. The rights, remedies, powers, privileges, and benefits (collectively "RIGHTS") created under this Guaranty are for the ratable benefit of the Lenders. The Administrative Agent is the agent for each Lender, and the Administrative Agent may, without the joinder of any Lender, exercise any and all Rights in favor of any one or more Lenders





                                       4                               EXHIBIT B
hereunder. The Rights of each Lender vis-a-vis the Administrative Agent and each other Lender may be subject to one or more separate agreements between or among such parties, but Guarantor need not inquire about any such agreement or be subject to any terms thereof unless Guarantor specifically joins therein; and, consequently, neither Guarantor nor Guarantor's successors or assigns shall be entitled to any benefits or provisions of any such separate agreements or be entitled to rely upon or raise as a defense, in any manner whatsoever, the failure or refusal of any party thereto to comply with the provisions thereof.

         16. It is not the intention of Lenders or Guarantor to obligate Guarantor to pay interest in excess of that legally permitted to be paid by Guarantor under applicable law. Should it be determined that any portion of the Guaranteed Indebtedness constitutes interest in excess of the maximum amount of interest which Guarantor (in such capacity) may lawfully be required to pay under applicable law, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof at the maximum rate so permitted under applicable law.

         17. This Guaranty is binding not only on Guarantor, but on Guarantor's successors and assigns.

         18. Subject to SECTION 11.11 of the Credit Agreement, no amendment or waiver of any provision herein nor consent to any departure therefrom by Guarantor shall be effective unless the same shall be in writing and signed by that number of Lenders required by the terms of the Credit Agreement, and then, such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.

         19. Notwithstanding any other provision of this Guaranty, any action taken or proposed to be taken by Administrative Agent, any Agent, any Co-Agent, or Lender under this Guaranty which would affect the operational, voting, or other control of Borrower or Guarantor, shall be pursuant to Section 310(d) of the Communications Act of 1934 (as amended), applicable state Law, and the applicable rules and regulations thereunder and, if and to the extent required thereby, subject to the prior consent of the FCC or any applicable PUC.

         20. THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         21. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         [22.    This Amended and Restated Guaranty amends, restates, and
supersedes in its entirety, the Guaranty executed by the undersigned and delivered in accordance with the Existing Agreement.](2)





__________________________________

(2) Include bracketed provision only in Guaranties by Restricted Companies who have previously executed a Guaranty under the Existing Agreement.




                                       5                               EXHIBIT B

EXECUTED as of June 28, 1996.



                                             ----------------------------------



                                             By
                                               --------------------------------
                                             (Name)
                                                   ----------------------------
                                             (Title)
                                                    ---------------------------




                                      6                                EXHIBIT B

                                  EXHIBIT C-1

                          FORM OF NOTICE OF BORROWING
           (OTHER THAN COMPETITIVE BORROWING OR SWING LINE BORROWING)
                              ______________, 19__

NationsBank of Texas, N.A.
         as Administrative Agent for the Lenders as defined
         in the Credit Agreement referred to below
NationsBank Plaza, 13th Floor
901 Main Street
Dallas, TX   75202
Attn:            Molly J. Oxford
                 Fax:     (214)508-2515

         Reference is made to the Amended and Restated Credit Agreement, dated as of June 28, 1996 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among the undersigned, the Lenders named therein, the Administrative Agent, the Agents, and the Co-Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby gives you notice pursuant to SECTION 2.6(A) of the Credit Agreement that it requests a Borrowing (other than a Competitive Borrowing or Swing Line Borrowing) under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)  Borrowing Date of Borrowing (a Business Day)
                                                                 --------------
(B)  Principal Amount of Borrowing*
                                                                 --------------
(C)  Type of Borrowing**
                                                                 --------------
(D)  For LIBOR Rate Borrowing, Interest Period
     and the last day thereof***
                                                                 --------------


         On the date the rate is set, please confirm the interest rate below and return by facsimile transmission to ___________________________________.

         Borrower hereby certifies that the following statements are true and correct on the date hereof, and will be true and correct on the Borrowing Date specified herein after giving effect to such Borrowing:

                 (a) all of the representations and warranties of Borrower or any Company set forth in the Loan Papers are true and correct in all material respects (except to the extent that (i) the representations and warranties speak to a specific date or (ii) in the case of representations and warranties set forth in SECTIONS 6.2, 6.3, 6.7, 6.9, 6.11, 6.13, 6.19, and 6.20 of the Credit Agreement, the
         facts on which such representations and warranties are based have been changed by transactions contemplated or permitted by the Credit Agreement and, if applicable, supplemental Schedules have been delivered with respect thereto and, in the case of SCHEDULES 6.2(A), 6.7(A), 6.9, 6.11, and 6.13, approved by Determining Lenders);

                 (b) no change in the financial condition of any Company which is a Material Adverse Event has occurred;




                                                                     EXHIBIT C-1

                 (c) no Default or Potential Default has occurred and is continuing;

                 (d)      the funding of such Borrowing is permitted by Law;
         and

                 (e) the incurrence of the additional Debt evidenced by this Borrowing is permitted under the Note Agreements.

                                             Very truly yours,

                                             WORLDCOM, INC.

                                             By
                                               --------------------------------
                                             (Name)
                                                   ----------------------------
                                             (Title)
Rate:________                                       ---------------------------

Confirmed by:_________________________

  * Not less than $ 5,000,000 or an integral multiple of $1,000,000 (if a Base Rate Borrowing); not less than $20,000,000 or a greater integral multiple of $1,000,000 (if a LIBOR Rate Borrowing).
 **      LIBOR Rate Borrowing or Base Rate Borrowing.
***      LIBOR Rate Borrowing -- 1, 2, 3, or 6 months.
         In no event may the Interest Period end after the Termination Date.





                                       2                             EXHIBIT C-1

                                  EXHIBIT C-2

                          FORM OF NOTICE OF CONVERSION

                              ______________, 19__


NationsBank of Texas, N.A.
         as Administrative Agent for the Lenders as defined
         in the Credit Agreement referred to below
NationsBank Plaza, 13th Floor
901 Main Street
Dallas, TX   75202
Attn:            Molly J. Oxford
                 Fax:     (214)508-2515

         Reference is made to the Amended and Restated Credit Agreement, dated as of June 28, 1996 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among the undersigned, the Lenders named therein, the Administrative Agent, the Agents, and the Co-Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby gives you notice pursuant to SECTION 3.10 of the Credit Agreement that it elects to convert a Borrowing (other than a Competitive Borrowing or Swing Line Borrowing) under the Credit Agreement from one Type to another Type or elects a new Interest Period for a LIBOR Rate Borrowing, and in that connection sets forth below the terms on which such election is requested to be made:

(A)  Date of conversion or last day of
     applicable Interest Period (a Business Day)
                                                                 --------------
(B)  Type and principal amount of existing
     Borrowing being converted or continued*
                                                                 --------------
(C)  New Type of Borrowing selected (or Type of
     Borrowing continued)**
                                                                 --------------
(D)  For conversion to, or continuation of,
     a LIBOR Rate Borrowing, Interest Period
     selected and the last day thereof***
                                                                 --------------

         On the date the rate is set, please confirm the interest rate below and return by facsimile transmission to ___________________________________.

                                            Very truly yours,

                                             WORLDCOM, INC.

                                             By
                                               --------------------------------
                                             (Name)
                                                   ----------------------------
                                             (Title)
                                                    ---------------------------






                                                                     EXHIBIT C-2

Rate:________

Confirmed by:_________________________



  * Not less than $ 5,000,000 or an integral multiple of $1,000,000 (if a Base Rate Borrowing); not less than $20,000,000 or a greater integral multiple of $1,000,000 (if a LIBOR Rate Borrowing).
 **      LIBOR Rate Borrowing or Base Rate Borrowing.
***      LIBOR Rate Borrowing -- 1, 2, 3, or 6 months.
         In no event may the Interest Period end after the Termination Date.





                                       2                             EXHIBIT C-2

                                  EXHIBIT C-3

                              FORM OF NOTICE OF LC

                              ______________, 19__


NationsBank of Texas, N.A.
         as Administrative Agent for the Lenders as defined
         in the Credit Agreement referred to below
NationsBank Plaza, 13th Floor
901 Main Street
Dallas, TX   75202
Attn:            Molly J. Oxford
                 Fax:     (214)508-2515


         Reference is made to the Amended and Restated Credit Agreement, dated as of June 28, 1996 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among the undersigned, the Lenders named therein, the Administrative Agent, the Agents, and the Co-Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby gives you notice pursuant to SECTION 2.2(A) of the Credit Agreement that it requests the issuance of an LC under the LC Subfacility, and in that connection sets forth below the terms on which such LC is requested to be issued:

(A)  Face amount of the LC*
                                                               ----------------
(B)  Date on which the LC is to be issued (a Business Day)
                                                               ----------------
(C)  Expiration date of the LC**
                                                               ----------------

         Accompanying this notice is a duly executed and properly completed LC Agreement in the form requested by Administrative Agent, together with the payment of any LC fees due and payable pursuant to SECTION 4.3 and 4.4 of the Credit Agreement.

         Borrower hereby certifies that the following statements are true and correct on the date hereof, and will be true and correct on the date specified herein for issuance of the LC after giving effect to the issuance of such LC:

                 (a) the requested LC will be used solely for the purpose of securing Company obligations under Special Guaranties or Company obligations of a type described in SECTION 7.13(B)(IV) of the Credit Agreement.

                 (b) all of the representations and warranties of Borrower or any Company set forth in the Loan Papers are true and correct in all material respects (except to the extent that (i) the representations and warranties speak to a specific date or (ii) in the case of representations and warranties set forth in SECTIONS 6.2, 6.3, 6.7, 6.9, 6.11, 6.13, 6.19, and 6.20 of the Credit Agreement, the
         facts on which such representations and warranties are based have been changed by transactions contemplated or permitted by the Credit Agreement and, if applicable,




                                                                     EXHIBIT C-3
         supplementalSchedules have been delivered with respect thereto and, in the case of SCHEDULES 6.2(A), 6.7(A), 6.9, 6.11, and 6.13, approved by Determining Lenders);

                 (c) no change in the financial condition of any Company which is a Material Adverse Event has occurred;

                 (d) no Default or Potential Default has occurred and is continuing;

                 (e)      the issuance of such LC is permitted by Law; and

                 (f) the issuance of such LC and the incurrence of the related Debt is permitted under the Note Agreements.

                                             Very truly yours,

                                             WORLDCOM, INC.

                                             By
                                               --------------------------------
                                             (Name)
                                                   ----------------------------
                                             (Title)
                                                    ---------------------------
Rate:________

Confirmed by:_________________________





* Not greater than the lesser of (i) an amount which when added to the LC Exposure does not exceed $75,000,000 and (ii) the unused and available portion of the LC Subfacility.
** Not later than the earlier of one year from the date of issuance or 30 days prior to the Termination Date.





                                       2                             EXHIBIT C-3

                                  EXHIBIT C-4

                        FORM OF COMPETITIVE BID REQUEST

                              ______________, 19__


NationsBank of Texas, N.A.
         as Administrative Agent for the
         Lenders as defined in the Credit
         Agreement referred to below
NationsBank Plaza, 13th Floor
901 Main Street
Dallas, TX   75202
Attn:            Molly J. Oxford
                 Fax:     (214) 508-2515

         Reference is made to the Amended and Restated Credit Agreement, dated as of June 28, 1996 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among the undersigned, the Lenders named therein, the Administrative Agent, the Agents, and the Co-Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby gives you notice pursuant to SECTION 2.4(B) of the Credit Agreement that it requests a Competitive Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Competitive Borrowing is requested to be made:

(A)  Borrowing Date of Competitive Borrowing (a
     Business Day)
                                                                 --------------
(B)  Principal Amount of Competitive Borrowing*
                                                                 --------------
(C)  Type of Borrowing**
                                                                 --------------
(D)  Interest Period and the last day thereof***
                                                                 --------------

         Accompanying this notice is payment of the competitive bid fee payable to Administrative Agent for its own account pursuant to SECTION 4.5 of the Credit Agreement.

         Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the Borrowing Date specified herein after giving effect to such Borrowing:

                 (a) all of the representations and warranties of Borrower or any Company set forth in the Loan Papers are true and correct in all material respects (except to the extent that (i) the representations and warranties speak to a specific date or (ii) in the case of representations and warranties set forth in SECTIONS 6.2, 6.3, 6.7, 6.9, 6.11, 6.13, 6.19, and 6.20 of the Credit Agreement, the
         facts on which such representations and warranties are based have been changed by transactions contemplated or permitted by the Credit Agreement and, if applicable, supplemental Schedules have been delivered with respect thereto and, in the case of SCHEDULES 6.2(A), 6.7(A), 6.9, 6.11, and 6.13, approved by Determining Lenders);

                 (b) no change in the financial condition of any Company which is a Material Adverse Event has occurred;




                                                                     EXHIBIT C-4

                 (c) no Default or Potential Default has occurred and is continuing;

                 (d)      the funding of such Borrowing is permitted by Law;
         and

                 (e) the incurrence of the additional Debt evidenced by this Borrowing is permitted under the Note Agreements.

                                             Very truly yours,

                                             WORLDCOM, INC.

                                             By
                                               --------------------------------
                                             (Name)
                                                   ----------------------------
                                             (Title)
                                                    ---------------------------

         *       Not less than $20,000,000 (and in integral multiples of
                 $1,000,000 thereafter), and not greater than the lesser of (i)
                 the unused and available portion of the Revolving Facility and
                 (ii) an amount which when added to the aggregate outstanding principal amount of Competitive Borrowings made by all
                 Lenders, does not exceed the Competitive Bid Availability then in effect.
         **      LIBOR Rate Borrowing or Fixed Rate Borrowing.
         ***     LIBOR Rate Borrowing -- 1, 2, 3 or 6 months.  Fixed Rate
                 Borrowing -- up to 6 months.  In no event may the Interest
                 Period end after the Termination Date.





                                       2                             EXHIBIT C-4

                                  EXHIBIT C-5

              FORM OF NOTICE TO LENDERS OF COMPETITIVE BID REQUEST


                               ____________, 19__


[Name of Lender]
[Address of Lender]
Attention:  ______________________


         Reference is made to the Amended and Restated Credit Agreement, dated as of June 28, 1996 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among WorldCom, Inc. (the "BORROWER"), the Lenders named therein, the Administrative Agent, the Agents, and the Co-Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. Borrower delivered a Competitive Bid Request dated __________, 19__, pursuant to SECTION 2.4(B) of the Credit Agreement, and in that connection you are invited to submit a
Competitive Bid by   [Date]   /  [Time]  .*  Your Competitive Bid must comply
with SECTION 2.4(C) of the Credit Agreement and the terms set forth below on which the Competitive Bid Request was made:

(A)  Borrowing Date of Competitive Borrowing (a Business Day)
                                                                ---------------
(B)  Principal Amount of Competitive Borrowing
                                                                ---------------
(C)  Type of Borrowing
                                                                ---------------
(D)  Interest Period and the last day thereof
                                                                ---------------


                                             Very truly yours,

                                             NATIONSBANK OF TEXAS, N.A.,
                                             Administrative Agent

                                             By
                                               --------------------------------
                                             (Name)
                                                   ----------------------------
                                             (Title)
                                                    ---------------------------


* The Competitive Bid must be received by the Administrative Agent (i) in the case of LIBOR Rate Borrowings, not later than 11:00 a.m., Dallas, Texas time, four Business Days before the Borrowing Date of the proposed Competitive Borrowing, and (ii) in the case of Fixed Rate Borrowings, not later than 10:00 a.m., Dallas, Texas time, on the Borrowing Date of the proposed Competitive Borrowing.


                                                                EXHIBIT C-5

                                  EXHIBIT C-6

                            FORM OF COMPETITIVE BID

                               ___________, 19__

NationsBank of Texas, N.A.,
         as Administrative Agent under
         the Credit Agreement referred to below
NationsBank Plaza, 13th Floor
901 Main Street
Dallas, TX   75202
Attn:            Molly J. Oxford
                 Fax:     (214) 508-2515

         The undersigned,     [Name of Lender]    , refers to the Amended and
Restated Credit Agreement, dated as of June 28, 1996 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among WorldCom, Inc. (the "BORROWER"), the Lenders named therein, the Administrative Agent, the Agents, and the Co-Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby makes a Competitive Bid pursuant to
SECTION 2.4(C) of the Credit Agreement, in response to the Competitive Bid Request made by Borrower on _______________, 19__, and in that connection sets forth below the terms on which such Competitive Bid is made:

(A)  Principal Amount*
                                                                 --------------
(B)  Competitive Bid Rate**
                                                                 --------------
(C)  Interest Period and the last day thereof***
                                                                 --------------

         The undersigned hereby confirms that it is prepared to extend credit to Borrower upon acceptance by Borrower of this bid in accordance with SECTION 2.4(E) of the Credit Agreement.

                                             Very truly yours,

                                             [NAME OF LENDER]

                                             By
                                               --------------------------------
                                             (Name)
                                                   ----------------------------
                                             (Title)
                                                    ---------------------------
* Not less than $ 5,000,000 (and in integral multiples of $1,000,000 thereafter) and which may equal the entire principal amount of the Competitive Borrowing requested (subject to the limitations set forth in SECTION 2.4(A) of the Credit Agreement). Multiple bids will be accepted by the Administrative Agent.
**       LIBOR Rate + ____________ % or - ____________%, in the case of LIBOR
         Rate Borrowings; or ________%, in the case of Fixed Rate Borrowings (in each case, expressed in the form of a decimal to no more than four decimal places).
*** The Interest Period must be the Interest Period specified in the Competitive Bid Request.

                                                                   EXHIBIT C-6

                                   EXHIBIT D


BORROWER:        WorldCom, Inc.

1)       Name of Entity as it should appear on Signature Page:___________________________________________. Please indicate number of signature lines required for Entity_________________________.

2)       Name and address of Person to Receive Draft Credit Agreement at Bank: ________________________________________

3)       If different from above, name and address of person to whom signature pages should be forwarded for execution:


         ----------------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------------


4)       If different from above, name and address of person to whom signature pages should be forwarded for execution:


         ----------------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------------

                          CREDIT CONTACT                 OPERATIONS CONTACT                LEGAL COUNSEL
                          --------------                 ------------------                -------------

 NAME:
                          --------------                 ------------------                -------------
 TITLE:
                          --------------                 ------------------                -------------
 ADDRESS:
                          --------------                 ------------------                -------------

                          --------------                 ------------------                -------------

                          --------------                 ------------------                -------------
 TELEPHONE:
                          --------------                 ------------------                -------------
 FACSIMILE#:
                          --------------                 ------------------                -------------
 TELEX #:
                          --------------                 ------------------                -------------
 ANSWERBACK:
                          --------------                 ------------------                -------------

PAYMENT INSTRUCTIONS

Fed Wire Instructions
- ---------------------

Pay To:
                          ------------------------------------------------------------------------------------------------
                          (Name of Bank)


                          ------------------------------------------------------------------------------------------------
                          (Address)

                          ------------------------------------------------------------        ----------------------------
                          (City)                                                              (State)                (Zip)

                          ------------------------------------------------------------------------------------------------
                          (ABA)#                                                                     (Account #)

                          ------------------------------------------------------------------------------------------------
                          (Attention)


(continued on following page)
                                                                                                                Exhibit D
                                                                                                                ---------

                                   EXHIBIT D


NATIONSBANK PAYMENT INSTRUCTIONS

Pay to:          NationsBank TX
                 Dallas, Texas
                 ABA #: 111000025

Attention:       Commercial Loan Operations

Reference:       WorldCom, Inc.

Account #:       129-2000-883





                                                                       Exhibit D

                                  EXHIBIT E-1

                             COMPLIANCE CERTIFICATE

                FOR _______________ ENDED _______________, 199__

                       DATE:  ___________________, 199__

ADMINISTRATIVE AGENT:     NationsBank of Texas, N.A.

BORROWER:                         WorldCom, Inc.
________________________________________________________________________________

         This certificate is delivered under the Amended and Restated Credit Agreement, dated as of June 28, 1996 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT") among Borrower, the Lenders named therein, the Administrative Agent, the Agents, and the Co-Agents. Capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement.

         I certify to Lenders that:

         (a)     I am the chief financial officer of the Companies;

         (b) the Financial Statements of the Companies attached to this certificate were prepared in accordance with GAAP, and present fairly in all material respects the consolidated (as to the Companies) and, except as to statements of cash flows, consolidating (as to the Restricted Companies) financial condition and results of operations of the Companies as of, and for the (three, six, or nine months, or fiscal year) ended on, __________________________, 199__ (the "SUBJECT PERIOD") [(subject only to normal year-end audit adjustments)];

         (c) a review of the activities of the Companies during the Subject Period has been made under my supervision with a view to determining whether, during the Subject Period, the Companies have kept, observed, performed, and fulfilled all of their respective obligations under the Loan Papers, and during the Subject Period, to my knowledge (i) the Companies kept, observed, performed, and fulfilled each and every covenant and condition of the Loan Papers (except for the deviations, if any, set forth on a schedule annexed to this certificate) in all material respects, and (ii) no Default (nor any Potential Default) has occurred which has not been cured or waived (except the Defaults or Potential Defaults, if any, described on the schedule annexed to this certificate);

         (d) to my knowledge, the status of compliance by the Companies with SECTIONS 7.28(A) through (D) of the Credit Agreement at the end of the Subject Period is as set forth on the Schedule annexed to this certificate.


                                                                    EXHIBIT E-1

         (e) as of the date hereof, to my knowledge, the aggregate fair market value of all assets of the Companies which have been leased to third parties, exclusive of any leases to GridNet L.L.C., is $______, which amount is equal to or less than the $50,000,000 limitation imposed under SECTION 7.23(H).

                                         By
                                           -----------------------------------
                                                  Chief Financial Officer





                                       2                             EXHIBIT E-1

                       SCHEDULE TO COMPLIANCE CERTIFICATE

                       Status of Compliance with SECTIONS
                7.28(A) THROUGH (D) of the Credit Agreement(1)

              (All on consolidated basis at end of Subject Period)

1.       SECTION 7.28(A) - LEVERAGE RATIO
         --------------------------------
         Maximum ratio for each period is set forth in Section 7.28(a).

         a.      Total Debt*                                                                            $
                                                                                                         ----------------
         b.      Pre-tax income**                                                                       $
                                                                                                         ----------------
         c.      Interest Expense**                                                                     $
                                                                                                         ----------------
         d.      Depreciation expense**                                                                 $
                                                                                                         ----------------
         e.      Amortization expense**                                                                 $
                                                                                                         ----------------
         f.      Other non-cash charges**                                                               $
                                                                                                         ----------------
         g.      Non-recurring cash merger and
                 restructuring charges**                                                                $
                                                                                                         ----------------
         h.      Extraordinary Losses**                                                                 $
                                                                                                         ----------------
         i.      Losses accounted for on the "equity"
                 method of accounting**                                                                 $
                                                                                                         ----------------
         j.      Extraordinary gains**                                                                  $
                                                                                                         ----------------
         k.      Gains accounted for on the "equity"
                 method of accounting**                                                                 $
                                                                                                         ----------------
         l.      Operating Cash Flow**
                 Sum of Lines b through i minus
                 Lines j and k                                                                          $
                                                                                                         ----------------
         m.      Annualized Operating Cash Flow-
                 Line l multiplied by 2*****
         n.      Actual ratio - The ratio of
                 Line a to Line m                                                                               :
                                                                                                         ----------------
         o.      Maximum ratio for Subject Period                                                               :
                                                                                                         ----------------

2.       SECTION 7.28(B) - OPERATING CASH FLOW TO INTEREST EXPENSE
         ---------------------------------------------------------
         Minimum ratio for each period is set forth in Section 7.28(b).

         a.      Total Debt*                                                                            $
                                                                                                         ----------------
         b.      Pre-tax income**                                                                       $
                                                                                                         ----------------
         c.      Interest Expense**                                                                     $
                                                                                                         ----------------
         d.      Depreciation expense**                                                                 $
                                                                                                         ----------------
         e.      Amortization expense**                                                                 $
                                                                                                         ----------------
         f.      Other non-cash charges**                                                               $
                                                                                                         ----------------

         g.      Non-recurring cash merger and





__________________________________

(1) All as more particularly determined in accordance with the terms of the Credit Agreement, which control in the event of conflicts with this form.



                                       3                         EXHIBIT E-1

                 restructuring charges**                                                                $
                                                                                                         ----------------
         h.      Extraordinary Losses**                                                                 $
                                                                                                         ----------------
         i.      Losses accounted for on the "equity"
                 method of accounting**                                                                 $
                                                                                                         ----------------
         j.      Extraordinary gains**                                                                  $
                                                                                                         ----------------
         k.      Gains accounted for on the "equity"
                 method of accounting**                                                                 $
                                                                                                         ----------------
         l.      Operating Cash Flow**
                 Sum of Lines b through i minus
                 Lines j and k                                                                          $
                                                                                                         ----------------
         m.      Interest Expense**                                                                     $
                                                                                                         ----------------
         n.      Actual ratio-The ratio of Line l to Line m                                                     :
                                                                                                         ----------------
         o.      Minimum ratio for Subject Period                                                               :
                                                                                                         ----------------

3.       SECTION 7.28(C) - FIXED CHARGE RATIO
         ------------------------------------
         a.      Total Debt*                                                                            $
                                                                                                         ----------------
         b.      Pre-tax income****                                                                     $
                                                                                                         ----------------
         c.      Interest Expense****                                                                   $
                                                                                                         ----------------
         d.      Depreciation expense****                                                               $
                                                                                                         ----------------
         e.      Amortization expense****                                                               $
                                                                                                         ----------------
         f.      Other non-cash charges****                                                             $
                                                                                                         ----------------
         g.      Non-recurring cash merger and
                 restructuring charges****                                                              $
                                                                                                         ----------------
         h.      Extraordinary Losses****                                                               $
                                                                                                         ----------------
         i.      Losses accounted for on the "equity"
                 method of accounting****                                                               $
                                                                                                         ----------------
         j.      Extraordinary gains****                                                                $
                                                                                                         ----------------
         k.      Gains accounted for on the "equity"
                 method of accounting****                                                               $
                                                                                                         ----------------
         l.      Operating Cash Flow**** -
                 Sum of Lines b through i minus
                 Lines j and k                                                                          $
                                                                                                         ----------------
         m.      Amounts from Equity Issuance****                                                       $
                                                                                                         ----------------
         n.      Cash on hand at beginning of 12-month period                                           $
                                                                                                         ----------------
         o.      If applicable, of certain permitted Capital Expenditures
                  relating to Borrower's Network Construction
                 Project****                                                                            $
                                                                                                         ----------------
         p.      Income Taxes paid or accrued and payable****                                           $
                                                                                                         ----------------
         q.      Capital Expenditures****                                                               $
                                                                                                         ----------------
         r.      Interest Expense****                                                                   $
                                                                                                         ----------------
         s.      Required Total Debt principal payments****

         t.      Distributions****                                                                      $
                                                                                                         ----------------





                                       4                             EXHIBIT E-1

         u.      Actual Fixed Charge Ratio - The ratio of the sum
                 of Lines l through o minus Lines p and q, to
                 the sum of Lines r, s, and t                                                                   :
                                                                                                         ----------------
         v.      Maximum ratio for Subject Period                                                            1.5 : 1.0
                                                                                                          ---------------

4.       SECTION 7.28(D) - NET WORTH
         ---------------------------
         a.      Actual net worth******                                                                 $
                                                                                                         ----------------
         b.      Non-Cash charges relating to write-offs of the
                 operator service business                                                              $
                                                                                                         ----------------
         c.      net worth (adjusted) - Line a plus Line b                                              $
                                                                                                         ----------------
         d.      Minimum net worth                                                                      $
                                                                                                         ----------------
                 (consolidated net worth at 12/31/94, plus 25%
                 of consolidated net income of the
                 Companies for each fiscal quarter
                 of the Companies ending after 12/31/94)
         e.      Net worth has not declined for                                                             yes        no
                                                                                                       ----       ----
                 2 consecutive fiscal quarters

*       As of the last day of the Subject Period
**      For the six month period ending on the last day of the Subject Period.
*** Scheduled to be paid during the succeeding twelve month period from last day of the Subject Period
****    For the twelve month period ending on the last day of the Subject
        Period
*****   For the six month period ending on the last day of the Subject Period
******  At the end of the fiscal quarter.





                                       5                          EXHIBIT E-1

                                  EXHIBIT E-2

                  PERMITTED ACQUISITION COMPLIANCE CERTIFICATE

ADMINISTRATIVE AGENT:     NationsBank of Texas, N.A.        DATE:______________

BORROWER:                 WorldCom, Inc.
________________________________________________________________________________

         This certificate is delivered pursuant to SECTION 5.2 of the Amended and Restated Credit Agreement, dated as of June 28, 1996 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT") among Borrower, the Lenders named therein, the Administrative Agent, the Agents, and the Co-Agents. Unless otherwise stated, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement.

         _________________ [name of Company] intends to acquire
_____________________________ (the "SUBJECT ACQUISITION"), on  _______ __,
199__ (the "ACQUISITION DATE"). The Person or business to be acquired is engaged in substantially the same business (including local telephone or cellular service) as the business conducted by the Restricted Companies on the Acquisition Date, except as otherwise permitted under CLAUSE (A) of the definition of "Permitted Acquisition" in the Credit Agreement (if applicable, the calculations supporting compliance with CLAUSE (A) of the definition of "Permitted Acquisition" are set forth on the attached Schedule). In connection with such Subject Acquisition, Borrower hereby confirms the following:

         (a) all of the representations and warranties in the Credit Agreement are true and correct immediately prior to and after giving effect to the Subject Acquisition;

         (b) as of the Acquisition Date, no Default or Potential Default exists or will occur as a result of, and after giving effect to, the Subject Acquisition;

         (c) after giving effect to the Subject Acquisition, any Debt (if any) incurred or assumed by the Companies in connection with the Subject Acquisition will be permitted by SECTION 7.12 of the Credit Agreement (and to the extent any such Debt is permitted by SECTION 7.12(E), calculations supporting compliance with such Section are set forth on the attached Schedule) and the status of compliance by the Companies with SECTION 7.28(A) of the Credit Agreement after giving effect to the Subject Acquisition is as set forth on the attached Schedule;

         (d) as of the Acquisition Date, after giving effect to the Subject Acquisition, the acquiring party is or will be Solvent and the Companies, on a consolidated basis, are or will be Solvent; and

         (e) the Subject Acquisition meets all of the requirements to qualify as a Permitted Acquisition under the Credit Agreement, including, without limitation, that (i) as of the Acquisition Date, the Subject Acquisition has been approved and recommended by the board of directors or other similar governing body of the Person to be acquired or from which such business is to be acquired, (ii) not less than 15 Business Days prior to the date of this certificate, the Companies delivered to Administrative Agent a written description of the targeted entity to be acquired and its operations and a copy of the related purchase agreement, (iii) as of the Acquisition Date, if the Subject Acquisition is structured as a merger, Borrower (or if such merger is with a Restricted Company other than Borrower, then such Restricted


                                                                 EXHIBIT E-2

Company) is the surviving entity after giving effect to such merger, and (iv) if required, consent of Determining Lenders to the Subject Acquisition has been obtained and the Companies have delivered to Administrative Agent all information regarding the Acquisition requested by Administrative Agent.


                                             WORLDCOM, INC.



                                             By
                                               --------------------------------
                                             (Name)
                                                   ----------------------------
                                             (Title)
                                                    ---------------------------







                                       2                             EXHIBIT E-2

                       SCHEDULE TO PERMITTED ACQUISITION
                             COMPLIANCE CERTIFICATE

                Status of compliance with the Credit Agreement(1)



1. [if applicable, please set forth calculations supporting compliance with CLAUSE (A) of the definition of "Permitted Acquisition"]

2        SECTION 7.28(A) - LEVERAGE RATIO
         --------------------------------
         Maximum ratio for each period is set forth in Section 7.28(a).

         a.      Total Debt                                                                             $
                                                                                                         ----------------
         b.      Pre-tax income                                                                         $
                                                                                                         ----------------
         c.      Interest Expense                                                                       $
                                                                                                         ----------------
         d.      Depreciation expense                                                                   $
                                                                                                         ----------------
         e.      Amortization expense                                                                   $
                                                                                                         ----------------
         f.      Other non-cash charges                                                                 $
                                                                                                         ----------------
         g.      Non-recurring cash merger and
                 restructuring charges                                                                  $
                                                                                                         ----------------
         h.      Extraordinary Losses                                                                   $
                                                                                                         ----------------
         i.      Losses accounted for on the "equity"
                 method of accounting                                                                   $
                                                                                                         ----------------
         j.      Extraordinary gains                                                                    $
                                                                                                         ----------------
         k.      Gains accounted for on the "equity"
                 method of accounting                                                                   $
                                                                                                         ----------------
         l.      Operating Cash Flow
                 Sum of Lines b through i minus
                 Lines j and k                                                                          $
                                                                                                         ----------------
         m.      Annualized Operating Cash Flow-
                 Line l multiplied by 2
         n.      Actual ratio - The ratio of
                 Line a to Line m                                                                               :
                                                                                                         ----------------
         o.      Maximum ratio for Subject Period                                                               :
                                                                                                         ----------------

3. [if applicable, set forth calculations supporting Debt incurrence under SECTION 7.12(E) pursuant to the Subject Acquisition]





__________________________________

(1) All as more particularly determined in accordance with the terms of the Credit Agreement, which control in the event of conflicts with this form.

                                       3                            EXHIBIT E-2

                                   EXHIBIT F

                      ASSIGNMENT AND ASSUMPTION AGREEMENT


         AGREEMENT, dated as of _______________, 19____, among [ASSIGNOR] (the "ASSIGNOR") and [ASSIGNEE] (the "ASSIGNEE") [and, if SECTION 11.14(C) of the Amended and Restated Credit Agreement so requires, WORLDCOM, INC. (the "COMPANY") and NATIONSBANK OF TEXAS, N.A., as Administrative Agent (the "ADMINISTRATIVE AGENT")].

                              W I T N E S S E T H:

         WHEREAS, this Assignment and Assumption Agreement (this "AGREEMENT") relates to the Amended and Restated Credit Agreement dated as of June 28, 1996, among the Company, the Assignor and the other Lenders party thereto, the Administrative Agent, the Agents, and the Co-Agents (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT");

         WHEREAS, as of the date hereof, as provided under the Credit Agreement, the Assignor has a Committed Sum of $__ _____________.

         WHEREAS, as of the date hereof, Principal Debt is owed to Assignor in respect of Borrowings under the Revolving Facility (excluding any outstanding Competitive Borrowings owed to Assignor but including any participations by Assignor in any LCs or Swing Line Borrowings) in the aggregate principal amount of $__________________; and in respect of Competitive Borrowings in the aggregate principal amount of $___________; and

         WHEREAS, the Assignor proposes to assign to the Assignee all of the rights under the Credit Agreement and Loan Papers in respect of the Assigned Interest (as hereinafter defined), together with a corresponding portion of the outstanding Principal Debt owed to Assignor with respect to such Assigned Interest, and Assignee proposes to accept assignment of such Rights and to assume the corresponding obligations of the Assignor on the following terms and conditions;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         SECTION I Definitions. Unless otherwise defined herein, or the context otherwise requires, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement.

         SECTION II Assignment. The Assignor hereby sells and assigns to the Assignee without recourse, as of the Effective Date (as defined on SCHEDULE I), the following (the "ASSIGNED INTEREST"): [check and complete, as appropriate]

                 [ ] A ________% interest in the Committed Sum of the Assignor and of Principal Debt owed to Assignor in respect of Borrowings under the Revolving Facility (excluding any outstanding Competitive Borrowings owed to Assignor but including any participations by Assignor in any LCs or Swing Line Borrowings), together with all of the Rights of Assignor under the Credit Agreement and the




                                                                       EXHIBIT F
                          other Loan Papers relating to such Assigned Interest (including, without limitation any participations by the Assignor in LCs or Swing Line Borrowings).

                 [ ] 100% of all of the Assignor's Rights and obligations under the Credit Agreement and the other Loan Papers, including without limitation, 100% of the Assignor's interest in its Committed Sum (including any outstanding Competitive Borrowings owed to the Assignor and any participations by the Assignor in any LCs or Swing Line Borrowings), and 100% of Principal Debt owed to Assignor.

Assignee hereby purchases and accepts from Assignor such Assigned Interest and assumes all of the obligations of Assignor under the Credit Agreement and the other Loan Papers to the extent of the Assigned Interest, including, without limitation, (a) all interest accruing thereon on and after the Effective Date (except as may be otherwise agreed by Assignor and Assignee in a separate agreement, if any), and (b) any fee(s) earned by Lenders from and after the Effective Date and paid by Borrower after the Effective Date (except as may be otherwise agreed by Assignor and Assignee in a separate agreement, if any). Upon the execution and delivery hereof by the Assignor and the Assignee (and if so required under SECTION 4 of this Agreement, the Company and the Administrative Agent), and the payment of the amounts specified in SECTION 3 required to be paid on the date hereof, (x) Assignee shall be a party to the Credit Agreement and, to the extent of the Assigned Interest, have the Rights and obligations of a Lender thereunder and under the other Loan Papers and (y) Assignor shall, to the extent of the Assigned Interest, relinquish its Rights and be released from its obligations under the Credit Agreement and the other Loan Papers. The Assignor hereby certifies that it has complied with SECTION
11.14 of the Credit Agreement.

         SECTION III Payments. As consideration for the assignment and sale contemplated in SECTION 2 hereof, Assignee shall pay to the Assignor on the Effective Date in federal funds an amount equal to the amount set forth on ITEM 5 of SCHEDULE I hereto; provided that, at the option of Assignor, such consideration may be paid, as follows: (i) with respect to all Base Rate Borrowings made by Assignor outstanding on the Effective Date, the Assignee shall pay to the Assignor, on the Effective Date in Federal funds, an amount equal to (y) the aggregate of all such Base Rate Borrowings multiplied by (z) a percentage equal to the percentage of such Borrowings assigned to Assignee under this Agreement as specified in SECTION 2, and (ii) with respect to each LIBOR Rate Borrowing and Fixed Rate Borrowing (the assignment of which is allowed under SECTION 11.14(C) of the Credit Agreement) made by the Assignor outstanding on the Effective Date, (a) on the last day of the applicable Interest Period therefor or (b) on such earlier date agreed to by the Assignor and the Assignee or (c) on the date on which any such Borrowing either becomes due (by acceleration or otherwise) or is prepaid (the date as described in the foregoing CLAUSES (A), (B) or (C) being hereinafter referred to as the "PAYMENT DATE"), the Assignee shall pay to the Assignor, in Federal funds, an amount equal to (y) the aggregate of all such Borrowings multiplied by (z) a percentage equal to the percentage of such Borrowings assigned to Assignee under this Agreement as specified in SECTION 2. On and after the Effective Date, the Assignee will also remit to the Assignor any amount of interest on Borrowings received from the Administrative Agent which relate to the Assigned Interest in Borrowings made by the Assignor accrued for periods prior to the Effective Date, in the case of Base Rate Borrowings, or the Payment Date, in the case of LIBOR Rate Borrowings and Fixed Rate Borrowings, and not heretofore paid by the Assignee to the Assignor. In the event interest for the period from the Effective Date to but not including the Payment Date is not paid by the Company with respect to any LIBOR Rate Borrowing or Fixed Rate Borrowing sold by the Assignor to the Assignee hereunder, the Assignee shall pay to the Assignor interest for such period on such Borrowing at the applicable rate provided by the Credit Agreement. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party





                                       2                               EXHIBIT F
thereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party. It is understood that commitment fees accrued to the Effective Date are for the account of the Assignor and such fees accruing from and including the Effective Date are for the account of the Assignee. As contemplated by SECTION 11.14(C) of the Credit Agreement, the Assignor or Assignee (as determined between Assignor and Assignee) agrees to pay to the Administrative Agent for its account on the Effective Date in Federal funds an amount equal to $3,500 as an administrative fee.

         SECTION IV Consent. Unless the Assignor is a Lender and the Assignee is either a Lender or a financial institution affiliate of a Lender, this Agreement is conditioned upon the consent of the Company and the Administrative Agent pursuant to SECTION 11.14(C) of the Credit Agreement. The execution of this Agreement by the Company and the Administrative Agent is evidence of this consent. Pursuant to SECTION 11.14(C) the Company agrees to execute and deliver Notes payable to the order of the Assignee and replacement Notes payable to the order of the Assignor to evidence the assignment and assumption provided for herein.

         SECTION V Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Company or any Subsidiary or the validity and enforceability of the obligations of the Company or any Subsidiary in respect of the Credit Agreement, any Note or any Guaranty. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Company and its Subsidiaries and other relevant matters.

         SECTION VI GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         SECTION VII Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                             [ASSIGNOR]

                                             By
                                               --------------------------------
                                             (Title)
                                                    ---------------------------



                                             [ASSIGNEE]

                                             By
                                               --------------------------------
                                             (Title)
                                                    ---------------------------





                                       3                               EXHIBIT F

             [AND, IF SECTION 11.14(C) SO REQUIRES, THE FOLLOWING]

                                             WORLDCOM, INC.

                                             By
                                               --------------------------------
                                             (Title)
                                                    ---------------------------


                                             NATIONSBANK OF TEXAS, N.A.,
                                             as Administrative Agent


                                             By
                                               --------------------------------
                                             (Title)
                                                    ---------------------------





                                       4                               EXHIBIT F

                                   SCHEDULE I

                     TO ASSIGNMENT AND ASSUMPTION AGREEMENT



1.       Effective Date:                                                                                         , 199
                                                                                              -------------------     ---

2.       Assignor's Committed Sum and
         Outstanding Borrowings prior to
         Assignment                                                                                          $
                                                                                                              -----------

         (a) Committed Sum                                                                                   $
                                                                                                              -----------

         (b) Outstanding Borrowings under the Revolving Facility                                             $
                                                                                                              -----------
             owed to Assignor (excluding Competitive
             Borrowings)

         (c) Outstanding Competitive                                                                         $
                                                                                                              -----------
             Borrowings owed to Assignor

3.       Assigned Interest.  Percentage of Committed Sum assigned,
         if any (percentage stated in SECTION 2 of the foregoing Assignment
         and Assumption Agreement)                                                                                      %
                                                                                                                  ------

4.       Assignee's Interest after Effective Date

         (a) Committed Sum: Line 2(a)
             multiplied by Line 3                                                                            $
                                                                                                              -----------

         (b) Outstanding Borrowings under the Revolving Facility
             (excluding Competitive Borrowings):
             Line 2(b) multiplied by Line 3                                                                  $
                                                                                                              -----------

         (c) Outstanding Competitive
             Borrowings (reflect zero unless 100%
             of Assignor's Rights and obligations
             under the Loan Papers are assigned)                                                             $
                                                                                                              -----------

5.       Payment Amount (sum of outstanding
         Borrowings detailed in Item 4 preceding):                                                           $
                                                                                                              -----------





                                       5                               EXHIBIT F

6.       Payment Instructions:

         a. If payable to Assignor, to the account of Assignor to:

                                           NationsBank of Texas, N.A.
                                           Dallas, Texas
                                           Routing Number 111000025
                                           Account Number: 018-001-982-8
                                           Attn:  Commercial Loans
                                           Reference:  WorldCom, Inc.

         b. If payable to Assignee, to the account of Assignee to:


                                           ------------------------

                                           ------------------------
                                           Routing Number
                                                          -------------
                                           Account Number
                                                          -------------------
                                           Attn:
                                                  --------------------------
                                           Reference:  WorldCom, Inc.

7. Notice Address: Assignee's address and facsimile number for notice purposes under the Loan Papers:

                                           ------------------------
                                           ------------------------
                                           ------------------------
                                           ------------------------





                                      6                               EXHIBIT F

                                  EXHIBIT G-1

                 FORM OF OPINION OF GENERAL COUNSEL OF BORROWER

                                 June 28, 1996



NationsBank of Texas, N.A.,
         as Administrative Agent

Bank of America Illinois, The Bank
of New York, The Bank of Nova Scotia,
Canadian Imperial Bank of Commerce,
Chemical Bank, Credit Lyonnais New York Branch,
First Union National Bank of North Carolina,
The Industrial Bank of Japan, Limited,
Atlanta Agency, The First National Bank
of Chicago, The Long-Term Credit Bank
of Japan, Limited, New York Branch,
Toronto Dominion (Texas), Inc., and
Wachovia Bank of Georgia, N.A.,
         as Agents

Each of the Lenders named in Schedule 2.1 attached to the Credit Agreement referred to below

         RE:    Amended and Restated Credit Agreement for WorldCom, Inc.

Ladies and Gentlemen:

         I am the General Counsel of WorldCom, Inc., a Georgia corporation ("Borrower"), and have acted as counsel to Borrower and its subsidiaries in connection with the Amended and Restated Credit Agreement, dated as of June 28, 1996 (the "CREDIT AGREEMENT"), among Borrower, the lenders named on Schedule
2.1 thereto ("LENDERS"), NationsBank of Texas, N.A., as administrative agent for itself and the other Lenders ("ADMINISTRATIVE AGENT"), and Bank of America Illinois, The Bank of New York, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce, Chemical Bank, Credit Lyonnais New York Branch, First Union National Bank of North Carolina, The Industrial Bank of Japan, Limited, Atlanta Agency, The First National Bank of Chicago, The Long-Term Credit Bank of Japan, Limited, New York Branch, Toronto Dominion (Texas), Inc., and Wachovia Bank of Georgia, N.A. as agents ("AGENTS").

         This opinion is delivered pursuant to Section 5.1 and Paragraph 10 of
Schedule 5.1 to the Credit Agreement. Unless otherwise defined, each capitalized term used herein has the meaning given to such term in the Credit Agreement.

         In arriving at the opinions expressed below, I or attorneys employed by Borrower and acting under my supervision have examined such corporate documents and records of the Restricted Companies (as




                                                                     EXHIBIT G-1
listed on Schedule 6.3(a) to the Credit Agreement) and such certificates of public officials and of officers of the Restricted Companies, other documents, and matters of law as I deemed necessary or appropriate, including, without limitation, originals or copies of (i) the Credit Agreement, (ii) the Notes and
(iii) the Guaranties (all of the foregoing, collectively, the "TRANSACTION DOCUMENTS").

         In rendering the opinions expressed below, I have assumed with your permission, without independent investigation or inquiry, (a) the authenticity of all documents submitted to me as originals, (b) the genuineness of all signatures on all documents that I have examined (other than those of any officer of any Company who signed in my presence and Bernard J. Ebbers, Charles
T. Cannada, Scott Sullivan, and any other officer signing the incumbency provisions of officers' certificates delivered in connection with the Loan Papers), (c) the conformity to authentic originals of documents submitted to me as certified, conformed or photostatic copies, and (d) compliance by the Administrative Agent, the Agents and the Lenders with their respective covenants and undertakings contained in the Transaction Documents.

         With respect to matters involving the Federal Communications Commission (the "FCC") and state public utility commissions or analogous regulatory or governmental authorities, the Communications Act of 1934, as amended, and the rules and regulations of the FCC and such other state public utility commission or analogous regulatory or governmental authorities, I refer to the separate opinions of Kelley Drye & Warren, L.L.P., regulatory counsel to the Companies, and I understand that you will rely solely upon the opinions of such counsels with respect to such matters. Additionally, as to certain matters of California, Delaware, Georgia, and Alabama Law, I understand you will rely solely upon the opinions of Bryan Cave LLP, Rushton, Stakely, Johnston & Garrett, and Cashin, Morton & Mullins. I express no opinion herein with respect to any of the matters opined on by such regulatory counsel or such special counsel.

         Based upon the foregoing, and subject to the qualifications and limitations herein contained, it is my opinion that:

         1. Each Restricted Company listed on Schedule 6.3(a) to the Credit Agreement (a) is a corporation or partnership validly existing and in good standing (if applicable) under the Laws of its respective state of incorporation (based solely upon my review of good standing certificates (or comparable documents) issued by such states with respect to such corporations), and (b) possesses all requisite corporate (or where applicable, partnership) authority and power to conduct its business and execute, deliver, and comply with the terms of the Transaction Documents, which have been duly authorized and approved by all necessary corporate (or where applicable, partnership) action and for which, to the best of my knowledge, no approval or consent of any Person or Governmental Authority is required which has not been obtained, except where the failure to obtain would not be a Material Adverse Event.

         2. Each of the Transaction Documents have been duly executed and delivered by each Company purporting to have executed same.

         3. The Credit Agreement and the Notes evidence the valid and legally binding obligations of Borrower, enforceable against Borrower in accordance with their terms, except as the enforcement may be limited by Debtor Relief Laws and except that the remedies available with respect thereto may be subject to general principles of equity (regardless of whether such remedies are sought in a proceeding in equity or at law).





                                       2                             EXHIBIT G-1

         4. The execution, delivery and performance of and compliance with the terms of the Transaction Documents will not cause any Restricted Company to be in violation of its Articles or Certificates of Incorporation, Bylaws or Agreement of Limited Partnership.

         5. The execution, delivery, and the performance of and compliance with the terms of the Transaction Documents will not cause any Restricted Company to be in violation of any Laws other than such violations which will not, individually or collectively, be a Material Adverse Event.

         6. No Company is involved in, nor am I aware of the threat of, any Litigation which is reasonably likely to be determined adversely to any Company and, if so adversely determined would be a Material Adverse Event, nor are there any outstanding or unpaid judgments against any Company in an amount in excess of $10,000,000.

         7. To the best of my knowledge, after reasonable investigation, the execution, delivery, and the performance of and compliance with the terms of the Transaction Documents will not cause any Company to be in default under any Material Agreement, other than such defaults or potential defaults which will not, individually or collectively, be a Material Adverse Event.

         8. No (a) employee benefit plan (as defined in the Code and ERISA) of any Company has incurred an accumulated funding deficiency in an amount sufficient to be a Material Adverse Event, (b) Company has incurred material liability to the PBGC in connection with any such plan, (c) Company has withdrawn in whole or in part from participation in a multiemployer pension plan (as defined in ERISA) or (d) prohibited transaction or reportable event (as such terms are defined in ERISA) has, to the best of my knowledge, after reasonable investigation, occurred which would be a Material Adverse Event.

         This opinion is limited in all respect to the laws of the State of Georgia and the federal laws of the United States of America.

         I note that the Transaction Documents are to be governed by the laws of the State of New York. Accordingly, for purposes of rendering this opinion as to the enforceability of the Credit Agreement, I have assumed that the substantive laws of the State of New York are identical to the substantive laws of the State of Georgia.

         The foregoing opinions are also subject to the following exceptions and qualifications: I express no opinion

                 (a) with respect to the availability of the remedies of specific performance or injunction, or other remedies requiring the exercise of judicial discretion;

                 (b) as to the effect of the compliance or noncompliance of Lenders with any state or federal laws or regulations applicable to any Lender's legal or regulatory status or the nature of such Lender's business;

                 (c) as to the enforceability of any provisions contained in the Transaction Documents that (i) purport to make void any act in contravention thereof, (ii) purport to authorize a party to act in its sole discretion, (iii) relate to the effect of laws or regulations that may be enacted in the future, (iv) require waivers or amendments to be made only in writing or (v) purport to effect waivers of constitutional, statutory or equitable rights or the effect of applicable laws;





                                       3                             EXHIBIT G-1

                 (d) regarding the enforceability of the waivers in the Transaction Documents of the right to demand a trial by jury and with respect to selection of a venue;

                 (e) as to the enforceability of any provisions in the Transaction Documents to the effect that the acceptance of a past due installment or other performance by Borrower shall not be deemed a waiver of the right to accelerate the indebtedness;

                 (f) as to the enforceability of any provisions in the Transaction Documents relating to (i) set off, (ii) self help or (iii) evidentiary standards or other standards by which the Transaction Documents are to be construed; and

                 (g) with regard to any provisions of the Transaction Documents whereby a party purports to indemnify another party against its own negligence or misconduct.

         This opinion is addressed to you solely for your use in connection with the transactions contemplated by the Credit Agreement, and no person other than the Administrative Agent, each Agent, each Lender, and each assignee which hereafter becomes a Lender as permitted by the Credit Agreement and the law firm of Haynes and Boone, L.L.P. is entitled to rely hereon without my prior written consent. This opinion is given as of the date hereof, and I have no obligation to revise or update this opinion subsequent to the date hereof or to advise you or any other person of any matter subsequent to the date hereof which would cause me to modify this opinion in whole or in part.

                                                Very truly yours,



                                                William E. Anderson,
                                                General Counsel





                                       4                             EXHIBIT G-1

                                  EXHIBIT G-2

                 FORM OF OPINION SPECIAL COMMUNICATIONS COUNSEL
                         [KELLEY DRYE & WARREN, L.L.P.]

                                 June 28, 1996



NationsBank of Texas, N.A.
         as Administrative Agent and
         Managing Agent

Bank of America Illinois, The Bank of
New York, The Bank of Nova Scotia,
Canadian Imperial Bank of Commerce,
Chemical Bank, Credit Lyonnais New York Branch,
First Union National Bank of North Carolina,
The Industrial Bank of Japan, Limited,
Atlanta Agency, The First National Bank
of Chicago, The Long-Term Credit Bank
of Japan, Limited, New York Branch,
Toronto Dominion (Texas), Inc.,
and Wachovia Bank of Georgia, N.A.
         as Agents

Each of the Lenders named in Schedule 2.1 attached to the Credit Agreement referred to below

Ladies and Gentlemen:

         We have acted as special communications regulatory counsel to WorldCom, Inc. d/b/a LDDS WorldCom (the "BORROWER"), a Georgia corporation, and those Subsidiaries executing Guaranties (herein so called) as identified on
SCHEDULE I hereto (the "GUARANTORS") (the Borrower and Guarantors are collectively referred to as the "COMPANIES"), in connection with the Amended and Restated Credit Agreement dated as of June 28, 1996 (the "AMENDED CREDIT AGREEMENT") and the related Loan Papers by and among the Companies and the Lenders referred to on Schedule 2.1 of the Amended Credit Agreement (the "LENDERS"), NationsBank of Texas, N.A. as Managing Agent and Administrative Agent, Bank of America Illinois, The Bank of New York, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce, Chemical Bank, Credit Lyonnais New York Branch, First Union National Bank of North Carolina, The Industrial Bank of Japan, Limited, Atlanta Agency, The First National Bank of Chicago, The Long-Term Credit Bank of Japan, Limited, New York Branch, Toronto Dominion (Texas), Inc. and Wachovia Bank of Georgia, N.A., as agents (the "AGENTS").

         Except as otherwise defined herein, capitalized terms defined in the Amended Credit Agreement are used herein as defined therein. This opinion is being delivered pursuant to Section 5.1 and Paragraph 10 of Schedule 5.1 of the Amended Credit Agreement.




                                                                     EXHIBIT G-2

         As special communications regulatory counsel for the Companies, we address only matters within the jurisdiction of the Federal Communications Commission ("FCC") and each state public utility commission ("PUC") that, on the date of this opinion, exercises jurisdiction over the Companies (each such PUC is hereinafter referred to as an "APPLICABLE PUC"). See SCHEDULE II for the list of Applicable PUCs as of the date of this opinion. We have relied without independent verification upon the representation of the Companies that they do not provide intrastate services in Alaska and Hawaii. We express no opinion as to matters of local, municipal or county regulation and their applicability to or effect upon the transactions or the Companies.

         In rendering the opinions expressed herein, we have examined the execution form of the Amended Credit Agreement and all Exhibits thereto. We assume that the documents will be executed and delivered in the same form provided to us. We also have assumed, with your permission and without independent investigation, that: (a) the signatures on all documents examined by us are genuine and that, where any such signature purports to have been made in a corporate, governmental, fiduciary, or other capacity, the person who affixed such signature to such documents had authority to do so; (b) the documents submitted to us as originals are authentic, and that all documents submitted to us as certified, conformed or photostatic copies conform to authentic original documents; and (c) public files, records and certificates of, or furnished by, governmental or regulatory agencies or authorities are correct. In addition, we have assumed the due execution and delivery, pursuant to due authorization, of each of the Loan Papers by the parties thereto.

         As to matters of fact relevant to the opinions expressed herein, we have relied upon information supplied to us by the Companies, examination of our own files and records, appropriate examination of public records, files and certificates on file with the FCC and Applicable PUCs as of the date of this opinion, and as to the Companies' ownership and operations, review of documents, records and instruments, provided by the Companies and pertinent disclosures of appropriate representatives of the Companies. The following opinions are based upon and expressly limited to the Communications Act of 1934, as amended, the rules, regulations and published policies of the FCC (the "COMMUNICATIONS ACT"), and all laws administered by, and all rules, regulations and published policies of, each Applicable PUC (the "PUC LAWS") in effect on the date hereof. Subject to the limitations set forth herein, we have reviewed such materials and law as we have deemed necessary for purposes of this opinion.

         When, in this opinion, we use the phrase "of which we have knowledge" or "to the best of our knowledge," we have not made any independent investigation of the applicable facts, but have relied upon the representations made in the documents referred to in this opinion, in the certificates of the Companies and their respective officers or representatives and are not aware of any facts inconsistent therewith. Opinions expressed herein as being "to the best of our knowledge" or incorporating the phrase "of which we have knowledge" refer to present actual knowledge of the attorneys who are presently with this firm and who our records indicate have worked on matters for the Companies during the past two years.

         Based upon the foregoing and subject to the qualifications, assumptions and limitations set forth herein, we are of the opinion that:

         1. No authorization of the FCC is required for the execution, delivery or performance by the Borrower of the Amended Credit Agreement, or for the legality, validity or enforceability thereof against the Borrower. Similarly, no authorization of any Applicable PUC is required for the execution, delivery or performance by the Borrower of the Amended Credit Agreement, or for the legality, validity or enforceability thereof, except that such prior authorization is required by the Applicable PUCs listed on SCHEDULE III for





                                       2                             EXHIBIT G-2
authority to borrow the Incremental Commitment. The Borrower has filed applications with each Applicable PUC listed on SCHEDULE III sufficient to authorize borrowing of the Incremental Commitment.

         2. No authorization of the FCC is required for the execution, delivery or performance by the Guarantors of the Guaranties, or for the legality, validity or enforceability thereof. Similarly, no authorization of any Applicable PUC is required for the execution, delivery or performance by the Guarantors of the Guaranties, or for the legality, validity or enforceability thereof, except that such prior authorization is required by the Applicable PUCs listed on SCHEDULE III hereto before the Guarantors may guarantee the payment and performance of the Borrower when drawing against the Incremental Commitment. The Guarantors have filed applications with each Applicable PUC listed on SCHEDULE III sufficient for authority to guarantee the Borrower's payment and performance when drawing against the Incremental Commitment.

         3. Each Company holds all FCC Licenses required by the FCC and all other certificates or licenses required by any Applicable PUC for the construction and operation, in accordance with the Communications Act and the PUC Laws, of each of its Network Facilities. All of the certificates and licenses are duly and validly held by the applicable Company, and all such certificates and licenses are in full force and effect without conditions, other than such conditions that are generally applicable to such FCC Licenses and other certificates and licenses.

         4. The execution and delivery, and the performance and compliance with the terms and provisions by each Company, of the Amended Credit Agreement and Guaranties to which such Company is a party: (a) will not result in a violation of the Communications Act or any PUC Laws: (b) will not cause any cancellation, termination, revocation, forfeiture or material impairment of any FCC or PUC authorization, certificate or license; and (c) will not require further notice to or the approval of the FCC or any Applicable PUC, except in the states where applications for authority are currently pending.

         5. To the best of our knowledge based solely upon inquiry to the Companies and review of records in our possession and the publicly available files and records of the FCC, the ownership and operation by the Companies of their Network Facilities and other business operations, are in compliance in all material respects with the Communications Act (including, without limitation, all FCC filing, reporting, prior approval and similar requirements).

         6. To the best of our knowledge based solely upon inquiry to the Companies and review of records in our possession and the publicly available files and records of the FCC and each Applicable PUC: (a) there is no outstanding decree or order that has been issued by the FCC or any Applicable PUC against any Company and no pending or threatened litigation, proceedings, notice of violation, order to show cause, complaint, inquiry or investigation before the FCC or any Applicable PUC relating to any Company or relating to its Network Facilities or business operations that might result in cancellation, termination, revocation, forfeiture or any material impairment of any of their FCC or PUC authorizations, certificates, or licenses, or have any material adverse effect upon, or cause material disruption to, any Company or the ownership or operation of such Network Facilities or business operations; and
(b) no action has been taken by the FCC or any Applicable PUC which might now, or after notice or lapse of time or both, result in a cancellation, termination, revocation, forfeiture or any material impairment of any of their FCC or PUC authorizations, certificates, or licenses, or have any material adverse effect upon, or material disruption to, any Company or the ownership or operation of their Network Facilities or business operations.

         With respect to the opinions expressed in the first two sentences of paragraph 3, we have relied upon representations made to us by the Companies, to the effect that they have provided us with copies of all FCC





                                       3                             EXHIBIT G-2

Licenses and PUC authorizations issued to the Companies and to the effect that they have delivered to us all other certificates or other licenses issued or granted by any Applicable PUC to the Companies and the Companies do not conduct any intrastate operations in any state other than those listed in SCHEDULE IV hereto, provided that no facts have come to our attention that would lead us to reasonably conclude that reliance on such representations is unwarranted.

         The opinions expressed in this letter are subject in all respects to the following qualifications: (a) no opinion is rendered as to matters not specifically referred to herein or to events which have not yet occurred and under no circumstances are you to infer from anything stated or not stated herein any opinion with respect thereto; and (b) except as expressly provided herein, all opinions expressed in this letter are limited solely to the effect on the Loan Papers of the rules and regulations of the FCC and Applicable PUCs, and we express no opinion as to the effect of any other federal or state statute or equitable doctrine or of the regulations of any other agencies or administrative body, or to the effect of any laws, rules or regulations imposed by any foreign nation (including, without limitation, the laws of Canada). We are admitted to the District of Columbia Bar and, with respect to any matters concerning the law of the States of Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming, we draw your attention to the fact that the members of the firm involved in the preparation of this opinion letter are not admitted to the Bars of those States and are not experts in the laws of those jurisdictions, and that any such opinions concerning the laws of such States are based upon our reasonable familiarity with the common carrier telecommunications laws of such States as a result of our prior involvement in matters concerning such laws as they pertain to compliance with common carrier telecommunications regulatory requirements concerning the approvals and notices required for borrowing by common carriers of telecommunications services. This opinion is given as of the date hereof, and we assume no obligation to assess the likelihood of, or to update or supplement this opinion to reflect, any facts or circumstances that may hereafter occur or come to our attention, other than the denial by any Applicable PUC of any of the applications listed on SCHEDULE III attached hereto.

         At the request of our clients, this opinion letter is provided to the Administrative Agent, the Agents, the Co- Agents, the Lenders and Haynes and Boone, LLP, by us in our capacity as special communications regulatory counsel to the Companies and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Loan Papers without, in each instance, our prior written consent, except that it may be relied upon as of the date hereof by any successor or permitted assignee or participant of the Lenders as provided in the Loan Papers.

                             Very truly yours,

                             KELLEY DRYE & WARREN LLP


                             By:
                                -------------------------------------------
                                Brad E. Mutschelknaus
                                Member of the Firm





                                       4                             EXHIBIT G-2

                                   SCHEDULE I
                             WORLDCOM SUBSIDIARIES


Biz-Tel Corporation
Com Systems, Inc.
Digital Communications of America, Inc.
Healan Communications, Inc.
IDB WorldCom, Inc.
IDB WorldCom Services, Inc.
IDB Media Group, Inc.
International Computer Systems, Inc.
ITC Tele-Services, Inc.
LDDS Corporation
Military Communications Center, Inc.
Touch 1 Long Distance, Inc.
TransCall America, Inc.
Virginia WorldCom, Inc.
WorldCom Federal Systems, Inc.
WorldCom Network Services, Inc.
WorldCom Caribbean, Inc.
WorldCom International, Inc.





                                                                     EXHIBIT G-2

                                  SCHEDULE II

                                APPLICABLE PUCS

 Alabama Public Service Commission                       New Hampshire Public Utilities
 Arizona Corporation Commission                              Commission
 Arkansas Public Service Commission                      New Jersey Board of Public Utilities
 California Public Utilities Commission                  New Mexico State Corporation
 Colorado Public Utilities Commission                        Commission
 Connecticut Department of Public Utility                New York Department of Public
     Control                                                 Service
 Delaware Public Service Commission                      North Carolina Utilities Commission
 Florida Public Service Commission                       North Dakota Public Service
 Georgia Public Service Commission                           Commission
 Idaho Public Utilities Commission                       Ohio Public Utilities Commission
 Illinois Commerce Commission                            Oklahoma Corporation Commission
 Indiana Utility Regulatory Commission                   Oregon Public Utility Commission
 Iowa Utilities Board                                    Pennsylvania Public Utility Commission
 Kansas State Corporation Commission                     Rhode Island Public Utilities
 Kentucky Public Service Commission                          Commission
 Louisiana Public Service Commission                     South Carolina Public Service
 Maine Public Utilities Commission                           Commission
 Maryland Public Service Commission                      South Dakota Public Utilities
 Massachusetts Department of Public Utilities                Commission
 Michigan Public Service Commission                      Tennessee Public Service Commission
 Minnesota Public Utilities Commission                   Texas Public Utility Commission
 Mississippi Public Service Commission                   Utah Public Service Commission
 Missouri Public Service Commission                      Vermont Public Service Board
 Montana Public Service Commission                       Virginia State Corporation Commission
 Nebraska Public Service Commission                      Washington Utilities and Transportation
 Nevada Public Service Commission                            Commission
                                                         West Virginia Public Service
                                                             Commission
                                                         Wisconsin Public Service Commission
                                                         Wyoming Public Service Commission





                                                                     EXHIBIT G-2

                                  SCHEDULE III

                     PUC CREDIT FACILITY AUTHORIZATIONS

===============================================================================
                            STATE AUTHORIZATIONS

    STATE                        DOCKET NO.                DATE GRANTED
- -------------------------------------------------------------------------------
   ARKANSAS                     96-186-U                     Pending
- -------------------------------------------------------------------------------
   DELAWARE                     96-130                       Pending
- -------------------------------------------------------------------------------
   INDIANA                      40499                        Pending
- -------------------------------------------------------------------------------
   KANSAS                       194,732-U                    Pending
- -------------------------------------------------------------------------------
   KENTUCKY                     96-261                       Pending
- -------------------------------------------------------------------------------
   NEBRASKA                     C-1357                       Pending
- -------------------------------------------------------------------------------
   NEW YORK                     96-C-0509                    Pending
- -------------------------------------------------------------------------------
   NORTH CAROLINA               P-283, Sub 13                Pending
- -------------------------------------------------------------------------------
   PENNSYLVANIA                 S-00950568                   Pending
- -------------------------------------------------------------------------------
   WEST VIRGINIA                96-0624-T-PC                 Pending
===============================================================================





                                                                     EXHIBIT G-2

                                 SCHEDULE IV

Alabama                                                Nebraska
Arizona                                                Nevada
Arkansas                                               New Hampshire
California                                             New Jersey
Colorado                                               New Mexico
Connecticut                                            New York
Delaware                                               North Carolina
Florida                                                North Dakota
Georgia                                                Ohio
Idaho                                                  Oklahoma
Illinois                                               Oregon
Indiana                                                Pennsylvania
Iowa                                                   Rhode Island
Kansas                                                 South Carolina
Kentucky                                               South Dakota
Louisiana                                              Tennessee
Maine                                                  Texas
Maryland                                               Utah
Massachusetts                                          Vermont
Michigan                                               Virginia
Minnesota                                              Washington
Mississippi                                            West Virginia
Missouri                                               Wisconsin
Montana                                                Wyoming





                                                                     EXHIBIT G-2

                                  EXHIBIT G-3

            FORM OF OPINION OF SPECIAL NEW YORK AND DELAWARE COUNSEL
                                  [BRYAN CAVE]


                                 June 28, 1996


NationsBank of Texas, N.A.,
         as Administrative Agent

Bank of America Illinois, The Bank
of New York, The Bank of Nova Scotia,
CIBC, Inc., Chemical Bank, Credit Lyonnais
New York Branch, First Union National Bank of North Carolina, The Industrial Bank of Japan, Limited, Atlanta Agency, The
First National Bank of Chicago, The Long-Term
Credit Bank of Japan, Limited, New York Branch,
Toronto Dominion (Texas), Inc., and
Wachovia Bank of Georgia, N.A.,
         as Agents

Each of the Lenders named in Schedule 2.1 attached to the Credit Agreement referred to below

Ladies and Gentlemen:

                 We have acted as special New York counsel to WorldCom, Inc., a Georgia corporation (the "BORROWER"), in connection with the negotiation, preparation, and execution of the Amended and Restated Credit Agreement, dated as of June 28, 1996 (the "CREDIT AGREEMENT") among the Borrower, the lenders named on Schedule 2.1 thereto (the "LENDERS"), NationsBank of Texas, N.A., as administrative agent for itself and the other Lenders ("ADMINISTRATIVE AGENT"), and Bank of America Illinois, The Bank of New York, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce, Chemical Bank, Credit Lyonnais New York Branch, First Union National Bank of North Carolina, The Industrial Bank of Japan, Limited, Atlanta Agency, The First National Bank of Chicago, The Long-Term Credit Bank of Japan, Limited, New York Branch, Toronto Dominion (Texas), Inc., and Wachovia Bank of Georgia, N.A., as agents (the "AGENTS").

                 This opinion is furnished to you pursuant to Section 5.1 of the Credit Agreement and Paragraphs 10 and 11 of Schedule 5.1 to the Credit Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

                 For purposes of the opinions expressed herein, we have examined the following documents:

                 (a)      A copy of the Credit Agreement;




                                                                     EXHIBIT G-3

                 (b)      A copy of each of the Notes;

                 (c)      A copy of each of the Guaranties;

                 (d) A copy of each of the Secretary's Certificates for the corporations listed on Annex A hereto (the "DELAWARE GUARANTORS") and for the Borrower dated as of the date hereof (collectively, the "SECRETARY'S CERTIFICATES"), including the following exhibits appended to each such Secretary's Certificates:

    Exhibit A                 Certificate of Incorporation
    Exhibit B                 Certificate of Good Standing (State of Delaware)
    Exhibit C                 By-Laws
    Exhibit D                 Authorizing Resolutions/Unanimous Written Consents

                 The documents described under Paragraphs (a) through (c) above are sometimes collectively referred to herein as the "TRANSACTION DOCUMENTS". We have not made any independent investigation or inquiries as to (i) the accuracy or completeness of any factual matters contained in the exhibits or schedules to any of the Transaction Documents, (ii) any other instruments or other documents delivered by the Borrower and/or any of the Delaware Guarantors in connection with any of the Transaction Documents, or (iii) title to, or ownership of any property, real or personal, or the compliance or non-compliance of such properties with applicable laws, regulations and codes.

                 In rendering this opinion, we have assumed the accuracy of, and we have relied as to matters of fact upon, the representations and warranties made by the Borrower and the Delaware Guarantors in the Transaction Documents insofar as they relate to factual matters and upon factual representations as to certain matters contained in the Secretary's Certificates and other certificates signed by officers of the Borrower, the Delaware Guarantors and certain of the other Companies. We have assumed, and we have relied upon, (i) the genuineness of all signatures on documents, instruments and certificates reviewed by us, (ii) the accuracy and authenticity of all documents, instruments and certificates reviewed by us, (iii) the legal competence of all natural persons who are signatories thereto, (iv) the conformity to authentic original documents of all documents, instruments and certificates submitted to us as certified, conformed or photostatic copies, and
(v) the due execution and delivery of all documents (other than the Transaction Documents) where due execution and delivery are a prerequisite to the effectiveness thereof. We have further assumed that the Credit Agreement has been duly authorized, executed and delivered by the Administrative Agent, the Agents and the Lenders and that the Administrative Agent, the Agents and the Lenders have the requisite corporate power and authority to execute, deliver and perform the Credit Agreement.

                 Based on the foregoing and in reliance thereon, and subject to the assumptions, exceptions, limitations and qualifications set forth in this opinion, we are of the opinion that:

                 VIII. Each of the Transaction Documents constitute the valid and legally binding obligation of each Company purporting to have executed same, enforceable against each such Company in accordance with its terms.

                 IX. Based solely on the certificates of corporate good standing issued by the Secretary of State of the State of Delaware and identified above as Exhibit B to each of the Secretary's Certificates, each Delaware Guarantor is a corporation validly existing and in good standing under the laws of the State of Delaware.





                                       2                             EXHIBIT G-3

                 X. Each Delaware Guarantor has the requisite corporate power and authority to execute, deliver and perform the Guaranty to which it is a party.

                 XI. To the best of our knowledge, the execution, delivery and performance by each Delaware Guarantor of the Guaranty to which it is a party do not require the consent or authorization of, or filing with, any Delaware Governmental Authority.

                 XII. The execution, delivery and performance by each of the Delaware Guarantors of the Guaranty will not violate any applicable Law of the State of New York or the General Corporation Law of the State of Delaware, except for any such violations which could not reasonably be expected to cause, either individually or in the aggregate, a Material Adverse Event.

                 XIII. The execution, delivery and performance by the Borrower of each of the Transaction Documents to which it is a party will not violate any applicable Law of the State of New York, except for any such violations which could not reasonably be expected to cause, either individually or in the aggregate, a Material Adverse Event.

                 XIV. Each Guaranty has been duly authorized, executed and delivered by the Delaware Guarantor which is a party thereto.

                 XV. No Company is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 XVI. No Company is a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                 XVII. No Company is subject to regulation under the Interstate Commerce Act, as amended.

                 XVIII.   The application of the proceeds of the Borrowings by
the Borrower in accordance with the terms of the Credit Agreement will not violate Regulation U.

                 This opinion is subject to the additional exceptions, limitations and qualifications set forth below:

                 Enforceability of the Transactions Documents are subject to:

         (1) the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally, including:

                 (a) the United States Bankruptcy Code of 1978, as amended, and thus comprehends, among others, matters of turn-over, automatic stay, avoiding powers, fraudulent transfer, preference, discharge, conversion of a non-recourse obligation into a recourse claim, limitations on ipso facto and anti-assignment clauses and the coverage of pre-petition security agreements applicable to property acquired after a petition is filed.





                                       3                             EXHIBIT G-3

                 (b) all other federal and state bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws that affect the rights and remedies of creditors generally.

                 (c)      state fraudulent transfer and conveyance laws.

                 (d) judicially developed doctrines relevant to any of the foregoing laws, such as substantive consolidation of entities.

         (2) the effect of general principles of equity, whether applied by a court of law or equity, including principles:

                 (a) governing the availability of specific performance, injunctive relief or other equitable remedies, which generally place the award of such remedies, subject to certain guidelines, in the discretion of the court to which application for such relief is made.

                 (b) affording equitable defenses (e.g., waiver, laches and estoppel) against a party seeking enforcement.

                 (c) requiring good faith and fair dealing in the performance and enforcement of a contract by the party seeking its enforcement.

                 (d) requiring reasonableness in the performance and enforcement of an agreement by the party seeking enforcement of the contract.

                 (e) requiring consideration of the materiality of a breach and the consequences of the breach to the party seeking enforcement.

                 (f) requiring consideration of the impracticability or impossibility of performance at the time of attempted enforcement.

                 (g) affording defenses based upon the unconscionability of the enforcing party's conduct after the parties have entered into the contract.

         (3)     the effect of generally applicable rules of law that:

                 (a) limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness.

                 (b) provide that forum selection clauses in contracts are not necessarily binding on the court(s) in the forum selected.

                 (c) limit the availability of a remedy under certain circumstances where another remedy has been elected.

                 (d) limit the right of a creditor to use force or cause a breach of the peace in enforcing rights.





                                       4                           EXHIBIT G-3

                 (e) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent public policy limits the enforceability of such indemnification or the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

                 (f) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange.

                 (g) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs.

                 (h) may permit a party who has materially failed to render or offer performance required by the contract to cure that failure unless (A) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or
                          (B) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract.

                 (i) may limit the enforceability of the Guaranties to the extent that, absent the consent of the Delaware Guarantors, the terms of the Obligation are materially modified in a manner that results in increased risk to the Delaware Guarantors under the Guaranties.

                 (j) limit the enforceability of any clause requiring additional interest or additional payments upon default.

                 (k) limit the enforceability of any clause authorizing the exercise of set-off rights absent prior notice and demand.

                 Whenever the phrase "to the best of our knowledge" or a similar phrase is used herein in connection with any matter, such phrase means that (i) we have made inquiry of an executive officer of the Borrower and have done so without independent investigation, and (ii) we have inquired of those attorneys in our office who have spent significant time representing the Borrower in connection with this transaction as to their actual present knowledge of such matters. Unless otherwise specifically indicated, we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence of such facts should be drawn from the fact of our representation of the Borrower and the Delaware Guarantors in this or other instances.

                 We express no opinion as to the enforceability of (i) any waiver of jury trial, or any waiver of any statutory or constitutional rights, or (ii) the choice of law provisions in any of the Transaction Documents in courts sitting in jurisdictions other than the State of New York. We express no opinion as to any titles, estates, or interests of the Borrower or any Delaware Guarantor in and to any properties, real or personal, fee or leasehold. We express no opinion as to (x) the enforceability of any waiver of any statutory right and (y) the enforceability of the provisions found under clauses A, B, C, E, F and G of Section 11.10 of the Credit Agreement. With respect to our opinions provided under numbered paragraphs 8, 9 and 10 above, we have assumed that the business of the Companies is limited to the provision of long distance telecommunications services through a digital fiber optic and digital





                                       5                            EXHIBIT G-3
microwave network, and that the Companies, individually and collectively, are engaged in no other line of business. In rendering the opinion expressed in numbered paragraph 2 above, we have made no additional investigation after the respective dates of the good standing certificates referenced in that paragraph.

                 We express no opinion on any other matters pertaining to the transactions contemplated by or related to the Transaction Documents, except as hereinabove specifically provided, and no further or other opinion shall be implied. The opinion above is subject to each and every assumption, exception, qualification and limitation, factual or legal, set forth herein. The matters set forth herein or upon which this opinion is based are as of the date hereof, and we hereby undertake no, and disclaim any, obligation to advise the Administrative Agent, the Agents or any Lender of any change in any matters set forth herein or any matters upon which this opinion is based.

                 We are qualified to practice law in the State of New York, and we do not purport to be experts on, or to express any opinion concerning, any laws other than the laws of the State of New York and the General Corporation Law of the State of Delaware. The opinions above are subject to this limitation in all respects. We express no opinion as to any matters involving the Federal Communications Commission and state public utility commissions or analogous regulatory or governmental authorities or the laws, rules, or regulations relating to any regulatory matters affecting the companies, as we understand you will rely solely on special regulatory counsel to the Companies for such matters.

                 This opinion is addressed solely for your use in connection with the transactions contemplated by the Credit Agreement, and no Person other than the Administrative Agent, each Agent, each Lender, each assignee which hereafter becomes a Lender in accordance with the terms of the Credit Agreement, and the law firm of Haynes and Boone, L.L.P., is entitled to rely hereon without our prior written consent.


                                         Very truly yours,



                                         BRYAN CAVE LLP





                                       6                            EXHIBIT G-3

                                    Annex A


                 LDDS Corporation
                 Military Communications Center, Inc.
                 WorldCom Network Services, Inc.
                 IDB Media Group, Inc.
                 IDB WorldCom, Inc.
                 IDB WorldCom Services, Inc.
                 WorldCom Federal Systems, Inc.
                 WorldCom International, Inc.





                                       7                           EXHIBIT G-3

                                  EXHIBIT G-4

                   FORM OF OPINION OF SPECIAL ALABAMA COUNSEL
                     [RUSHTON, STAKELY, JOHNSTON & GARRETT]

                                 June 28, 1996


NationsBank of Texas, N.A.,
         as Administrative Agent

Bank of America Illinois, The Bank
of New York, The Bank of Nova Scotia,
Canadian Imperial Bank of Commerce,
Chemical Bank, Credit Lyonnais New York Branch,
First Union National Bank of North Carolina,
The Industrial Bank of Japan, Limited, Atlanta
Agency, The First National Bank of Chicago,
The Long-Term Credit Bank of Japan, Limited,
New York Branch, Toronto Dominion (Texas),
Inc., and Wachovia Bank of Georgia, N.A., as Agents

The Lenders Named Below

         Re:    Amended and Restated Credit Agreement for WorldCom, Inc.

Gentlemen:

         We have acted as special Alabama counsel to Touch 1 Long Distance, Inc., an Alabama corporation (the "GUARANTOR"), and a direct subsidiary of WorldCom, Inc., a Georgia corporation ("BORROWER"), in connection with the preparation and execution of the Guaranty Agreement (the "GUARANTY") required to be delivered by Guarantor described in and pursuant to that certain Amended and Restated Credit Agreement (the "CREDIT AGREEMENT') dated as of June 28, 1996, among Borrower, the lenders named on Schedule 2.1 thereto ("LENDERS"), NationsBank of Texas, N.A., as administrative agent for itself and the other Lenders ("ADMINISTRATIVE AGENT"), and, Bank of America Illinois, The Bank of New York, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce, Chemical Bank, Credit Lyonnais New York Branch, First Union National Bank of North Carolina, The Industrial Bank of Japan, Limited, Atlanta Agency, The First National Bank of Chicago, The Long-Term Credit Bank of Japan, Limited, New York Branch, Toronto Dominion (Texas), Inc., and Wachovia Bank of Georgia, N.A. as agents ("AGENTS"). This opinion is delivered pursuant to Section 5.1 of and
Item 11 on Schedule 5.1 to the Credit Agreement. Unless otherwise defined herein or the context hereof otherwise requires, each term used herein with its initial letter capitalized has the meaning given to such term in the Credit Agreement.

       In reaching the conclusions expressed in this opinion, we have examined such certificates of public officials and of officers of the Guarantor, other documents, and matters of law as we deemed necessary or appropriate, including, without limitation, originals or copies of the Guaranty, the Credit Agreement and such of the Exhibits and Schedules to the Credit Agreement as are relevant to the opinions expressed herein.

                                                                    EXHIBIT G-4

         Based upon the foregoing, we are of the opinion that:

         1. The Guarantor (a) is a corporation validly existing, and in good standing under the Laws of the State of Alabama, and (b) possesses all requisite corporate authority and power to execute, deliver, and comply with the terms of the Guaranty, which has been duly authorized and approved by all necessary corporate action and for which, to the best of our knowledge based on applicable laws, no approval or consent of any Person or Governmental Authority is required which has not been obtained (it being understood that, for purposes of this opinion, the FCC and the Alabama PUC are not included within the term "Governmental Authority," opinions as to consents and approvals of such "Governmental Authorities" having been supplied by other counsel).

         2. The Guaranty has been duly executed and delivered and evidences the valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms, except as the enforcement thereof may be limited by Debtor Relief Laws and except that the remedies available with respect thereto may be subject to general principles of equity (regardless of whether such remedies are sought in a proceeding in equity or at law) and except that, as to any corporate party seeking enforcement or remedies in Alabama under the Guaranty, if such corporate party should be required to be qualified to conduct business in Alabama but is not so qualified, the Guaranty may be voidable at the election of the Alabama resident or the Alabama corporate party and may not, as to such unqualified corporate party seeking enforcement, be enforceable. With regard to the latter exception to our opinion as to enforceability of the Guaranty, we are of the opinion that neither the Guaranty by the Guarantor in favor of the Administrative Agent, the Agents or the Lenders named in the Credit Agreement nor the performance of the transactions contemplated to be performed by the Administrative Agent, the Agents and the Lenders under the Credit Agreement will constitute "doing business" in Alabama so as to require qualification to transact business in Alabama by any of those parties.

         This opinion is limited in all respects to the laws of the State of Alabama and the federal Laws of the United States of America. We note that the Guaranty is, by its terms, to be governed by the laws of the State of New York. Accordingly, for purposes of rendering the opinion set forth in paragraph 2 as to the enforceability of the Guaranty, we have assumed that the substantive laws of the State of New York are identical to the substantive laws of the State of Alabama. For purposes of rendering the opinions set forth in paragraph 2, we have also assumed execution and delivery of the Guaranty by the Administrative Agent, the Agents, or the Lenders.

         Administrative Agent, each Agent, each Lender, and each assignee and participant under the Credit Agreement, and the law firm of Haynes and Boone, L.L.P. shall be entitled to rely upon this opinion.


                                       Respectfully submitted,





                                       2                            EXHIBIT G-4

                                  EXHIBIT G-5

                 FORM OF OPINION OF SPECIAL CALIFORNIA COUNSEL
                                  [BRYAN CAVE]

                                 June 28, 1996


NationsBank of Texas, N.A.,
         as Administrative Agent

Bank of America Illinois, The Bank
of New York, The Bank of Nova Scotia,
Canadian Imperial Bank of Commerce,
Chemical Bank, Credit Lyonnais New
York Branch,  First Union National Bank
of North Carolina, The Industrial Bank
of Japan, Limited, Atlanta Agency, The
First National Bank of Chicago, The Long-Term
Credit Bank of Japan, Limited, New York Branch,
Toronto Dominion (Texas), Inc., and
Wachovia Bank of Georgia, N.A.,
         as Agents

The Lenders Referred to Herein

         Amended and Restated Credit Agreement for WorldCom, Inc.

Ladies and Gentlemen:

                 We have acted as special California counsel to Com Systems, Inc., a California corporation (the "CALIFORNIA GUARANTOR") in connection with the Guaranty dated as of June 28, 1996 (the "GUARANTY"), delivered by the California Guarantor pursuant to that certain Amended and Restated Credit Agreement, dated as of June 28, 1996 (the "CREDIT AGREEMENT"), among WorldCom, Inc., a Georgia corporation (the "BORROWER"), the lenders named on Schedule 2.1 thereto (the "LENDERS"), NationsBank of Texas, N.A., as administrative agent for itself and the other Lenders, and Bank of America Illinois, The Bank of New York, The Bank of Nova Scotia, CIBC, Inc., Chemical Bank, Credit Lyonnais New York Branch, First Union National Bank of North Carolina, The Industrial Bank of Japan, Limited, Atlanta Agency, The First National Bank of Chicago, The Long-Term Credit Bank of Japan, Limited, New York Branch, Toronto Dominion (Texas), Inc., and Wachovia Bank of Georgia, N.A., as agents.

                 This opinion is furnished to you pursuant to Section 5.1 and
Item 11 of Schedule 5.1 to the Credit Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

                 For purposes of the opinions expressed herein, we have examined the following documents:

                                                                    EXHIBIT G-5

                 (a)      A copy of the Credit Agreement;

                 (b)      A copy of each of the Notes;

                 (c)      A copy of the Guaranty;

                 (d) A copy of the Secretary's Certificate for the California Guarantor dated as of the date hereof ("SECRETARY'S CERTIFICATE"), including the following exhibits appended to the Secretary's Certificate:

         Exhibit A            Articles of Incorporation
         Exhibit B            Certificate of Good Standing (State of California)
         Exhibit C            By-Laws
         Exhibit D            Authorizing Resolutions/Unanimous Written Consents

                 The documents described under Paragraphs (a) through (c) above are sometimes collectively referred to herein as the "TRANSACTION DOCUMENTS." We have not made any independent investigation or inquiries as to (i) the accuracy or completeness of any factual matters contained in the exhibits or schedules to any of the Transaction Documents, (ii) any other instruments or other documents delivered by the Borrower and/or the California Guarantor or any other parties in connection with any of the Transaction Documents, or (iii) title to, or ownership of any property, real or personal, or the compliance or non-compliance of such properties with applicable laws, regulations and codes.

                 In rendering this opinion, we have assumed the accuracy of, and we have relied as to matters of fact upon, the representations and warranties made by the Borrower, the California Guarantor and other Guarantors in the Transaction Documents insofar as they relate to factual matters and upon factual representations as to certain matters contained in the Secretary's Certificate and other certificates signed by officers of the California Guarantor. We have assumed, and we have relied upon, (i) the genuineness of all signatures on all documents, instruments and certificates reviewed by us,
(ii) the accuracy and authenticity of all documents, instruments and certificates reviewed by us, (iii) the legal competence of all natural persons who are signatories thereto, (iv) the conformity to authentic original documents of all documents, instruments and certificates submitted to us as certified, conformed or photostatic copies, and (v) the due execution and delivery of all documents (other than the Transaction Documents) where due execution and delivery are a prerequisite to the effectiveness thereof. We have assumed the due authorization, execution and delivery of each of the Transaction Documents by or on behalf of each party thereto (other than the California Guarantor), the corporate power and authority of each such party (other than the California Guarantor) to enter into and perform its obligations under each such document, and the binding effect thereof as against each such party (other than the California Guarantor).

                 Based on the foregoing and in reliance thereon, and subject to the assumptions, exceptions, limitations and qualifications set forth in this opinion, we are of the opinion that:

                 1. Based solely on the certificate of corporate good standing issued by the Secretary of State of the State of California and identified above as Exhibit B to the Secretary's Certificate, the California Guarantor is a corporation validly existing and in good standing under the laws of the State of California.

                 2. The California Guarantor has the requisite corporate power and authority to execute, deliver and perform its obligations under the Guaranty.





                                       2                            EXHIBIT G-5

                 3. To the best of our knowledge, the execution, delivery and performance by the California Guarantor of the Guaranty does not require the consent or authorization of, or filing with, any California Governmental Authority.

                 4. The execution, delivery and performance by the California Guarantor of the Guaranty will not violate any applicable Law of the State of California, except for any such violations which could not reasonably be expected to cause, either individually or in the aggregate, a Material Adverse Event.

                 5. The Guaranty has been duly authorized, executed and delivered by the California Guarantor.

                 6. If the Guaranty were governed by the laws of the State of California, the Guaranty would constitute the valid and legally binding obligation of the California Guarantor, enforceable against the California Guarantor in accordance with its terms.

                 This opinion is subject to the additional exceptions, limitations and qualifications set forth below:

                 A. Enforceability of the Transactions Documents are subject to:

                          (1) the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally, including:

                                  (a) the United States Bankruptcy Code of 1978, as amended, and thus comprehends, among others, matters of turn-over, automatic stay, avoiding powers, fraudulent transfer, preference, discharge, conversion of a non-recourse obligation into a recourse claim, limitations on ipso facto and anti-assignment clauses and the coverage of pre-petition security agreements applicable to property acquired after a petition is filed.

                                  (b)      all other federal and state
                 bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws that affect the rights and remedies of creditors generally.

                                  (c) state fraudulent transfer and convey ance laws.

                                  (d)      judicially developed doctrines
                 relevant to any of the foregoing laws, such as substantive consolidation of entities.

                          (2) the effect of general principles of equity, whether applied by a court of law or equity, including principles:

                                  (a)      governing the availability of
                 specific performance, injunctive relief or other equitable remedies, which generally place the award of such remedies, subject to certain guidelines, in the discretion of the court to which application for such relief is made.

                                  (b)      affording equitable defenses (e.g.,
                 waiver, laches and estoppel) against a party seeking enforcement.





                                       3                            EXHIBIT G-5

                                  (c)      requiring good faith and fair
                 dealing in the performance and enforcement of a contract by the party seeking its enforcement.

                                  (d)      requiring reasonableness in the
                 performance and enforcement of an agreement by the party seeking enforcement of the contract.

                                  (e)      requiring consideration of the
                 materiality of a breach and the consequences of the breach to the party seeking enforcement.

                                  (f)      requiring consideration of the
                 impracticability or impossibility of performance at the time of attempted enforcement.

                                  (g)      affording defenses based upon the
                 unconscionability of the enforcing party's conduct after the parties have entered into the contract.

                          (3) the effect of generally applicable rules of law that:

                                  (a)      limit or affect the enforcement of
                 provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness.

                                  (b) provide that forum selection clauses in contracts are not necessarily binding on the court(s) in the forum selected.

                                  (c)      limit the availability of a remedy
                 under certain circumstances where another remedy has been elected.

                                  (d) limit the right of a creditor to use force or cause a breach of the peace in enforcing rights.

                                  (e)      limit the enforceability of
                 provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent public policy limits the enforceability of such indemnification or the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

                                  (f)      may, where less than all of a
                 contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange.

                                  (g)      govern and afford judicial
                 discretion regarding the determination of damages and entitlement to attorneys' fees and other costs.

                                  (h)      may permit a party who has
                 materially failed to render or offer performance required by the contract to cure that failure unless (A) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or (B) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract.





                                       4                            EXHIBIT G-5

                 B.       We note the following:

                          (1) California law provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof that the court finds as a matter of law to have been unconscionable at the time it was made or contrary to public policy. In addition, certain California court decisions, invoking statutes or principles of equity, have held that certain covenants and provisions of agreements (including, but not limited to, those relating to any acceleration of the maturity of indebtedness) are unenforceable where (x) the breach of such covenants or provisions imposes restrictions or burdens on the debtor and it cannot be demonstrated that the enforcement of such restrictions or burdens is reasonably necessary for the protection of the creditor, or (y) the creditor's enforcement of such covenants or provisions under the circumstances would violate the creditor's implied covenant of good faith and fair dealing.

                          (2) Under certain circumstances, provisions expressly or by implication waiving broadly or vaguely stated rights, unknown future rights, defenses to obligations or rights granted by law may be unenforceable under California law or court decisions, where such waivers are against public policy or prohibited by law.

                          (3) Under certain circumstances, a California court may not enforce provisions providing that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, that election of a particular remedy or remedies does not preclude recourse to one or more other remedies, that any right or remedy may be exercised without notice, or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy.

                          (4) Section 1717 of the California Civil Code provides that, where a contract permits one party to a contract to recover attorneys' fees, the prevailing party in any action to enforce any provision of the contract shall be entitled to recover its reasonable attorneys' fees.

                          (5) Under certain circumstances, a California court may not enforce provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default.

                          (6) Under certain circumstances, a California court may refuse to enforce contractual provisions with respect to self-help or summary remedies without notice or opportunity for hearing or correction.

                 C. California law may limit a guarantor's obligations in certain circumstances if the creditor materially alters the original obligation of the debtor or impairs or suspends the remedies or rights of the creditor against the debtor in respect thereto without the consent of the guarantor. We express no opinion with respect to the effect of (i) any modification to or amendment of the obligations under the Guaranty of the Borrower (as therein defined) which materially increases such obligations, (ii) any election of remedies following the occurrence of a breach or default by the Borrower with respect to its primary obligations under the Transaction Documents or any other action by Lenders which materially prejudices the California Guarantor, if such modification, election or action occurs without notice to the California Guarantor and without granting to the California Guarantor an opportunity to cure any default by Borrower. In addition, under certain circumstances, a guaranty executed by a subsidiary of a corporate





                                       5                           EXHHIBIT G-5
debtor may not be enforced as an obligation separate from the obligation guaranteed if it is determined that the debtor is merely an alter ego or nominee of the guarantor and that the "true" debtor is the guarantor. If the guarantor is deemed to be liable as a principal, it is likely that the guarantor will also be entitled to the rights and defenses otherwise available to a principal.

                 D. We have assumed that the usury laws of New York and not those of the State of California will be applied to each of the Transaction Documents. While the matter is not free from doubt, we believe that, a California court, or a federal court sitting in the State of California would, more likely than not, uphold the New York choice of law contained in Section
11.7 of the Credit Agreement and Section 20 of the Guaranty, consistent with the foregoing assumption. In forming this belief, we have relied upon our understanding that (i) all substantive negotiations with respect to the Credit Agreement and the Guaranty were held in the State of New York or states other than the State of California, (ii) the Transaction Documents are being executed and delivered outside the State of California and provide for a Closing outside California, (iii) the Credit Agreement and the Guaranty call for performance by the Borrower and the California Guarantor outside the State of California, and
(iv) the parties to the Transaction Documents chose New York law to govern for valid business reasons and not as a device to evade application of the usury laws of the State of California or any other substantive law or public policy of the State of California. We have also assumed a court asked to determine the issue would not perceive the State of California as having a materially greater interest than the State of New York in having its own usury laws applied to the Transaction Documents.

                 E. We have assumed that any party having rights under the Guaranty which is qualified to do business in the State of California or is otherwise required to qualify to do business in the State of California has timely filed all franchise or income tax returns required to be filed in the State of California and timely paid all California franchise or income taxes as may be due.

                 F. We express no opinion as to (i) the applicability or effect of any provisions of any securities laws to the Transaction Documents and the Guaranty or the transactions contemplated thereby, (ii) the enforceability of any provision providing for indemnification insofar as such indemnification would violate public policy, (iii) the enforceability of the Guaranty to the extent that it purports to impose interest on moneys owing thereunder or under the Transaction Documents after the commencement of a case under the United States Bankruptcy Code, (iv) the enforceability of any "offset" clause or other provision permitting the compensation or satisfaction of a claim from sources not directly subject to the primary obligations underlying the Transaction Documents, (v) the enforcement of the provisions found under clauses A, B, C, E, F and G of Section 11.10 of the Credit Agreement.

                 G. We express no opinion as to the effect of any Federal or California laws regarding fraudulent transfers or conveyances, including without limitation as to the effect thereof on the validity, binding effect or enforceability of the Guaranty.

                 Whenever the phrase "to the best of our knowledge" or a similar phrase is used herein in connection with any matter, such phrase means that (i) we have made inquiry of an executive officer of the Borrower and have done so without independent investigation, and (ii) we have inquired of those attorneys in our office who have spent significant time representing the Borrower in connection with this transaction as to their actual present knowledge of such matters. Unless otherwise specifically indicated, we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence of such facts should be drawn from the fact of our representation of the California Guarantor in this or other instances.





                                       6                            EXHIBIT G-5

                 We express no opinion as to the enforceability of (i) any waiver of jury trial, or any waiver of any statutory or constitutional rights, or (ii) the choice of law provisions in any of the Transaction Documents in courts sitting in jurisdictions other than the State of California. We express no opinion as to any titles, estates, or interests of the California Guarantor in and to any properties, real or personal, fee or leasehold. In rendering the opinion expressed in numbered paragraph 1 above, we have made no additional investigation after the date of the good standing certificate referred to in that paragraph.

                 We express no opinion on any other matters pertaining to the transactions contemplated by or related to the Transaction Documents, except as hereinabove specifically provided, and no further or other opinion shall be implied. The opinion above is subject to each and every assumption, exception, qualification and limitation, factual or legal, set forth herein. The matters set forth herein or upon which this opinion is based are as of the date hereof, and we hereby undertake no, and disclaim any, obligation to advise the Administrative Agent, the Agents or any Lender of any change in any matters set forth herein or any matters upon which this opinion is based.

                 We are qualified to practice law in the State of California, and we do not purport to express any opinion concerning, any laws other than the laws of the State of California. The opinions above are subject to this limitation in all respects. We express no opinion as to any matters involving the Federal Communications Commission and California public utility commissions or analogous regulatory or governmental authorities or the laws, rules, or regulations relating to any regulatory matters affecting the Borrower, the California Guarantor any other Guarantor, or the Lenders, as we understand you will rely solely on special regulatory counsel to the Companies for such matters.

                 This opinion is addressed solely for your use in connection with the transactions contemplated by the Credit Agreement, and no Person other than the Administrative Agent, each Agent, each Lender, each assignee which hereafter becomes a Lender in accordance with the terms of the Credit Agreement, and the law firm of Haynes and Boone, L.L.P., is entitled to rely hereon without our prior written consent.


                                        Very truly yours,



                                        BRYAN CAVE LLP




                                       7                            EXHIBIT G-5

                                  EXHIBIT G-6

                   FORM OF OPINION OF SPECIAL GEORGIA COUNSEL
                           [CASHIN MORTON & MULLINS]

                                 June 28, 1996


NationsBank of Texas, N.A.,
         as Administrative Agent

Bank of America Illinois, The Bank
of New York, The Bank of Nova Scotia,
Canadian Imperial Bank of Commerce,
Chemical Bank, Credit Lyonnais New
York Branch,  First Union National Bank
of North Carolina, The Industrial Bank
of Japan, Limited, Atlanta Agency, The
First National Bank of Chicago, The Long-Term
Credit Bank of Japan, Limited, New York Branch,
Toronto Dominion (Texas), Inc., and
Wachovia Bank of Georgia, N.A.,
         as Agents

The Lenders Named Below

         Re:     Amended and Restated Credit Agreement for WorldCom, Inc.

         We have acted as special Georgia counsel to Transcall America, Inc. and Healan Communications, Inc., each a Georgia corporation (the "GUARANTORS"), and a direct or indirect subsidiary of WorldCom, Inc., a Georgia corporation ("BORROWER"), in connection with the preparation and execution of the Guaranty Agreement required to be delivered by each Guarantor (the "GUARANTY") pursuant to that certain Amended and Restated Credit Agreement (the "CREDIT AGREEMENT") dated as of June 28, 1996, among Borrower, the lenders named on Schedule 2.1 thereto ("LENDERS"), NationsBank of Texas, N.A., as administrative agent for itself and the other Lenders ("ADMINISTRATIVE AGENT"), and Bank of America Illinois, The Bank of New York, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce, Chemical Bank, Credit Lyonnais New York Branch, First Union National Bank of North Carolina, The Industrial Bank of Japan, Limited, Atlanta Agency, The First National Bank of Chicago, The Long-Term Credit Bank of Japan, Limited, New York Branch, Toronto Dominion (Texas), Inc., and Wachovia Bank of Georgia, N.A., as agents ("AGENTS"). This opinion is delivered upon the express instructions of the Guarantors pursuant to Section 5.1 and Item 11 on
Schedule 5.1 to the Credit Agreement. Unless otherwise defined herein or the context hereof otherwise requires, each term used herein with its initial letter capitalized has the meaning given to such term in the Credit Agreement.

         In reaching the conclusions expressed in this opinion, we have examined such certificates of public officials and of officers of the Guarantors, other documents, and matters of law as we deemed necessary or appropriate, including, without limitation, originals or copies of the Loan Papers. We have also made, with your permission and without independent investigation or verification, the following assumptions:


                                                                    EXHIBIT G-6

         (a) all parties to the Loan Papers other than the Guarantors are existing and in good standing under the laws of their respective jurisdictions of organization, and possess all requisite corporate authority and power to execute, deliver and comply with the terms of the Loan Papers;

         (b) the execution and delivery of the Loan Papers have been duly authorized and approved by all necessary corporate action and proceedings on the part of all parties designated as signatories thereto other than the Guarantors;

         (c) the Loan Papers, including the Guaranty required to be delivered by each Guarantor, have been duly executed and delivered by all parties named as signatories thereto;

         (d) the Loan Papers constitute the valid and binding obligations of all parties designated as signatories thereto other than the Guarantors, enforceable against such parties in accordance with their respective terms, and the respective terms and provisions of each of the Loan Papers do not, and the execution, delivery and performance thereof by each of the parties designated as signatories thereto other than the Guarantors will not, violate or conflict with the Certificate of Articles of Incorporation or Bylaws of such party, any contract or indenture to which it is a party or by which it is created or bound, or any law, order or decree of any court, administrative agency or other governmental authority applicable to any such party, and no approval or consent of any Person or Tribunal is required which has not been obtained;

         (e) the copies of the Loan Papers submitted to us dated as of the dates set forth above conform to the original executed Loan Papers, and all such original Loan Papers bear the genuine signature of the person or persons purported to have signed such original Loan Papers;

         (f) the representations and warranties and the statements and information contained in the Loan Papers are true and correct as to the factual matters contained therein; and

         (g) all transactions, covenants and conditions contemplated by the Credit Agreement to have occurred at or prior to the date hereof have occurred or have been waived.

         Based upon the foregoing, we are of the opinion that:

         1. Each Guarantor: (a) is a corporation validly existing and in good standing under the Laws of the State of Georgia; and (b) possesses all requisite corporate authority and power to execute, deliver, and comply with the terms of the Guaranty, which has been duly authorized and approved by all necessary corporate action and for which, to the best of our knowledge based on applicable laws, no approval or consent of any Person or Tribunal is required which has not been obtained.

         2. The Guaranty has been duly executed and delivered and evidences the valid and legally binding obligation of each Guarantor, enforceable in accordance with its terms, except as the enforcement may be limited by Debtor Relief Laws and except that the remedies available with respect thereto may be subject to general principles of equity (regardless of whether such remedies are sought in a proceeding in equity or at law).

         This opinion is limited in all respect to the laws of the State of Georgia and the Federal laws of the United States of America. We note that the Guaranty is, by its terms, to be governed by the laws of the State of New York. Accordingly, for purposes of rendering the opinion set forth in paragraph 2 as to the enforceability of the Guaranty, we have assumed that the substantive laws of the State of New York are identical to the substantive laws of the State of Georgia.





                                       2                            EXHIBIT G-6

         The foregoing opinions are also subject to the following exceptions and qualifications:

         (a) we express no opinion with respect to the availability of the remedies of specific performance or injunction, or other remedies requiring the exercise of judicial discretion;

         (b) we express no opinion as to the effect of the compliance or noncompliance of Lenders with any state or federal laws or regulations applicable to any Lender because of such Lender's legal or regulatory status or the nature of such Lender's business;

         (c) we express no opinion as to the enforceability of any provisions contained in the Loan Papers that (i) purport to make void any act done in contravention thereof, (ii) purport to authorize a party to act in its sole discretion, (iii) relate to the effect of laws or regulations that may be enacted in the future, (iv) require waivers or amendments to be made only in writing or (v) purport to effect waivers of constitutional, statutory or equitable rights or the effect of applicable laws;

         (d) we express no opinion regarding the enforceability of the waivers in the Loan Papers of the right to demand a trial by jury and with respect to selection of a venue;

         (e) we express no opinion as to the enforceability of any provisions in the Loan Papers to the effect that the acceptance of a past due installment or other performance by Borrower shall not be deemed a waiver of the right to accelerate the indebtedness;

         (f) we express no opinion as to the enforceability of any provisions in the Loan Papers relating to (i) set off, (ii) self help or (iii) evidentiary standards or other standards by which the Loan Papers are to be construed;

         (g) we express no opinion with regard to any provisions of the Loan Papers whereby a party purports to indemnify another party against its own negligence or misconduct;

         (h) the choice of law provisions contained in the Loan Papers should be upheld and enforced by Georgia courts or federal courts sitting in and applying Georgia law except to the extent that the Loan Papers designate the laws of the State of New York as dispositive on any issue and any such court were to hold either that New York had no substantial relationship to the parties or the transaction, that the applicability of New York law on such issue would be contrary to Georgia public policy, or that such issue concerned remedies in the province of the law of the forum;

         (i)     we call your attention to the Georgia criminal usury statute,
Section 7-4-18 of the Official Code of Georgia Annotated, whereby "Criminal Usury" is defined as reserving, charging or taking for any loan or advance any rate of interest "greater than 5 percent per month"; interest is defined broadly to include any amount reserved or charged, whether directly or indirectly, and virtually any type of consideration flowing to a lender in connection with a loan transaction might be considered "interest" as defined under such law, including origination fees, collection fees, discount fees or warrants or other equity participation; and

         (j) no opinion is expressed as to matters subject to the jurisdiction of the Federal Communications Commission, state public utility commissions, or any other communications or similar regulatory authorities.

       Administrative Agent, each Agent, each Lender, and each assignee and participant under the Credit Agreement, and the law firm of Haynes and Boone, L.L.P. shall be entitled to rely upon this opinion in





                                       3                            EXHIBIT G-6
connection with the transactions contemplated by the Loan Papers. The opinions contained herein may not be relied upon for any other purpose or by any other persons or entities, except with our prior written consent.


                                       Respectfully submitted,





                                       4                            EXHIBIT G-6